As filed with the Securities and Exchange Commission on April 12, 2006.

1933 Act Registration No. 33-87244

1940 Act Registration No. 811-8894

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ ]

Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 43	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 44	☒

JNL SERIES TRUST

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(Exact Name of Registrant as Specified in Charter)

1 Corporate Way, Lansing, Michigan 48951

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(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (517) 381-5500

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with a copy to:

Susan S. Rhee, Esq.	Jorden Burt LLP
JNL Series Trust	1025 Thomas Jefferson Street, N.W.
Vice President, Counsel & Secretary	Suite 400 East
1 Corporate Way	Washington, D.C. 20007
Lansing, Michigan 48951	Attn: Joan Boros

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

____	immediately upon filing pursuant to paragraph (b)

X	on May 1, 2006 pursuant to paragraph (b)

____	60 days after filing pursuant to paragraph (a)(1)

____	on (date) pursuant to paragraph (a)(1)

____	75 days after filing pursuant to paragraph (a)(2)

____	on May 1, 2006 pursuant to paragraph (a)(2) of Rule 485.

____	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

JNL SERIES TRUST

REFERENCE TO ITEMS REQUIRED BY FORM N-1A

	N-1A Item	Caption in Prospectus or Statement of Additional Information relating to each Item

	Part A. Information Required in a Prospectus	Prospectus

1.	Front and Back Cover Pages	Front and Back Cover Pages

2.	Risk/Return Summary: Investments, Risks, and Performance	About the Funds of the Trust

3.	Risk/Return Summary: Fee Table	About the Funds of the Trust

4.	Investment Objectives, Principal Investment Strategies, Related Risks And Disclosure of Portfolio Holdings	About the Funds of the Trust; "Market Timing" Policy

5.	Management, Organization and Capital Structure	Management of the Trust; About the Funds of the Trust

6.	Shareholder Information	Investment of Trust Shares; Share Redemption; Tax Status

7.	Distribution Arrangements	The Distributor; Distribution Plan

8.	Financial Highlights Information	Financial Highlights

	Part B. Information Required in a Statement of Additional Information	Statement of Additional Information

9.	Cover Page and Table Of Contents	Cover Page and Table of Contents

10.	Fund History	General Information and History

11.	Description of the Fund and Its Investments and Risks	Common Types of Investments and Management Practices; Additional Risk Considerations; Investment Restrictions Applicable to All Funds

12.	Management of the Fund	Trustees and Officers of the Trust

13.	Control Persons and Principal Holders	Trustees and Officers of the Trust; Ownership of Trustees of Shares in the Funds of the Trust; Principal Holders of Trust Shares

14.	Investment Advisory and Other Services	Investment Adviser, Sub-Advisers and Other Service Providers

15.	Portfolio Managers	Portfolio Manager Compensation Structure

16.	Brokerage Allocation and Other Practices	Fund Transactions and Brokerage

17.	Capital Stock and Other Securities	Purchases, Redemptions and Pricing of Shares

18.	Purchase, Redemption and Pricing of Shares	Purchases, Redemptions and Pricing of Shares

19.	Taxation of the Fund	Tax Status

20.	Underwriters	The Distributor; Distribution Plan

21.	Calculation of Performance	Not Applicable

22.	Financial Statements	Financial Statements

Part C.

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

PROSPECTUS

Class A and B Shares

May 1, 2006

JNL® SERIES TRUST

1 Corporate Way • Lansing, Michigan 48951

This Prospectus provides you with the basic information you should know before investing in the JNL Series Trust (Trust).

The shares of the Trust are sold to life insurance company separate accounts to fund the benefits of variable insurance contracts and variable life insurance policies. Shares of the Trust may also be sold directly to qualified retirement plans. The Trust currently offers shares in the following separate Funds (“Fund” or “Funds”), each with its own investment objective.

JNL/ Large Cap Growth Fund

JNL/AIM Real Estate Fund

JNL/AIM Small Cap Growth Fund

JNL/Alger Growth Fund

JNL/Eagle Core Equity Fund

JNL/Eagle SmallCap Equity Fund

JNL/FMR Balanced Fund

JNL/FMR Mid-Cap Equity Fund

JNL/Franklin Templeton Income Fund

JNL/Franklin Templeton Small Cap Value Fund

JNL/Goldman Sachs Mid Cap Value Fund

JNL/Goldman Sachs Short Duration Bond Fund

JNL/JPMorgan International Equity Fund

JNL/JPMorgan International Value Fund

JNL/Lazard Emerging Markets Fund

JNL/Lazard Mid Cap Value Fund

JNL/Lazard Small Cap Value Fund

JNL/Mellon Capital Management S&P 500 Index Fund

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

JNL/Mellon Capital Management Small Cap Index Fund

JNL/Mellon Capital Management International Index Fund

JNL/Mellon Capital Management Bond Index Fund

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

JNL/Oppenheimer Global Growth Fund

JNL/Oppenheimer Growth Fund

JNL/PIMCO Total Return Bond Fund

JNL/PIMCO Real Return Fund

JNL/Putnam Equity Fund

JNL/Putnam Midcap Growth Fund

JNL/Putnam Value Equity Fund

JNL/Select Balanced Fund

JNL/Select Global Growth Fund

JNL/Select Large Cap Growth Fund

JNL/Select Money Market Fund

JNL/Select Value Fund

JNL/T. Rowe Price Established Growth Fund

JNL/T. Rowe Price Mid-Cap Growth Fund

JNL/T. Rowe Price Value Fund

JNL/Western High Yield Bond Fund

JNL/Western Strategic Bond Fund

JNL/Western U.S. Government & Quality Bond Fund

JNL/S&P Managed Conservative Fund

JNL/S&P Managed Moderate Fund

JNL/S&P Managed Moderate Growth Fund

JNL/S&P Managed Growth Fund

JNL/S&P Managed Aggressive Growth Fund

JNL/S&P Retirement Income Fund

JNL/S&P Retirement 2015 Fund

JNL/S&P Retirement 2020 Fund

JNL/S&P Retirement 2025 Fund

Each Fund except the JNL/S&P Funds offers two classes of shares, Class A and Class B. Class A and B shares are described in this prospectus.

The Securities and Exchange Commission has not approved or disapproved the Trust’s securities, or determined whether this prospectus is accurate or complete. It is a criminal offense to state otherwise.

Goldman Sachs is a registered service mark of Goldman, Sachs & Co.

“Standard & Poor's®,” “S&P®,” “S&P 500®,” “Standard & Poor's 500,” “500,” “S&P MidCap 400 Index” and “Standard & Poor's MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jackson National Life Insurance Company. The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund and JNL/Mellon Capital Management S&P 400 MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's (“S&P”) and S&P makes no representation regarding the advisability of investing in the Funds. Among the fund options considered are index funds based on the S&P 500 and other indexes that are published by S&P. S&P typically receives license fees from the issuers of such funds, some of which may be based on the amount of assets invested in the fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P. For more detailed information about the Trust and the Funds, see the Trust’s Statement of Additional Information (SAI), which is incorporated by reference into (which means it legally is a part of) this prospectus.

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I.	About the Funds of the Trust..........................................................................................1

INCLUDES A DESCRIPTION OF EACH FUND, ITS INVESTMENT STRATEGIES AND PRINCIPAL RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; EXPENSES; AND MANAGEMENT OF THE FUND.

II.	Management of the Trust..............................................................................................203

MANAGEMENT OF THE FUNDS; FUND EXPENSES; SUB-ADVISORY ARRANGEMENTS; ADMINISTRATIVE FEE, CLASSES OF SHARES, BROKERAGE ENHANCEMENT PLAN, INVESTMENT IN TRUST SHARES; SHARE REDEMPTION; AND TAX STATUS.

III.	Financial Highlights....................................................................................................210

THE FINANCIAL HIGHLIGHTS TABLES WILL HELP YOU UNDERSTAND A FUND’S FINANCIAL PERFORMANCE FOR THE PAST FIVE YEARS, OR FOR THE SHORTER LIFE OF THE FUND.

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ABOUT THE FUNDS OF THE TRUST

JNL/AIM Large Cap Growth Fund

Investment Objective. The investment objective of the JNL/AIM Large Cap Growth Fund is long-term growth of capital.

Principal Investment Strategies. The Fund seeks to meet its objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of large-capitalization companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund’s direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a large-capitalization company if it has a market capitalization, at the time of purchase, no smaller than the smallest capitalized company included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 1000 Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund may also invest up to 25% of its total assets in foreign securities.

The portfolio managers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The portfolio managers consider whether to sell a particular security when they believe the security no longer has that potential.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Convertible securities risk. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

•

Derivatives risk. Investing in derivative instruments, such as futures and options, involves special risks. The Fund’s Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

•

Portfolio turnover. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. If the fund does trade in this way, it may incur increased transaction costs, which can lower the actual return on your investment. Active trading may also increase short-term gains and losses.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/AIM Premier Equity II Fund, with the Fund as the surviving Fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired Fund.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 12.39% (2nd quarter of 2003) and its lowest quarterly return was -14.46% (2nd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 8.44% (4th quarter of 2004) and its lowest quarterly return was -3.92% (3rd quarter of 2004).

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Fund*
JNL/AIM Large Cap Growth Fund (Class A)	7.23%	5.56%
S&P 500 Index	4.91%	5.39%
Russell 1000 Growth Index	5.26%	2.10%

The Russell 1000 Growth Index is a style specific index.

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Fund began operations on October 29, 2001.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/AIM Large Cap Growth Fund (Class B)	7.39%	8.24%
S&P 500 Index	4.91%	6.12%
Russell 1000 Growth Index	5.26%	3.82%

The Russell 1000 Growth Index is a style specific index.

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.80%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.01%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.80%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.81%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$103
3 Years	$322
5 Years	$558
10 Years	$1,236

Expense Example	Class B
1 Year	$83
3 Years	$259
5 Years	$450
10 Years	$1,002

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Temporary defensive position. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash equivalents, or high-quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

Initial public offerings. The Fund may participate in the initial public offering (IPO) market. Any investment the Fund may make in IPOs may significantly increase the Fund’s total returns. As the Fund’s assets grow, the impact of IPO investments will decline, which may reduce the Fund’s total return.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/AIM Large Cap Growth Fund is

A I M Capital Management, Inc. (“AIM”), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc. A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $128 billion in total net assets as of December 31, 2005. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are:

•	Geoffrey V. Keeling, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

•	Robert L. Shoss, Senior Portfolio Manager, has been associated with AIM and/or its affiliates since 1995.

They are assisted by AIM's Large Cap Growth Team, which may be compromised of portfolio managers, research analysts and other investment professionals of the advisor. Team members provide research support and make securities recommendations with respect to the fund's portfolio, but do not have day-to-day management responsibilities with respect to the fund. Members of the team may change from time to time.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

Regulatory and Litigation Matters

AIM is a subsidiary of A I M Advisors, Inc., which is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc., was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, INVESCO Funds Group, Inc. (“IFG”) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”) and the Colorado Attorney General (“COAG”), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

Regulatory Inquiries and Pending Litigation

As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. (“IINA”), ADI and/or INVESCO Distributors, Inc. (“INVESCO Distributors”)) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. (“AIS”) and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM Real Estate Fund

Investment Objective. The investment objective of the JNL/AIM Real Estate Fund is high total return.

Principal Investment Strategies. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in real estate and real estate-related companies. In complying with this 80% investment requirement, the Fund may invest in debt and equity securities, including convertible securities, and its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depository Receipts. The Fund considers a company to be a real estate-related company if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. These companies include equity real estate investment trusts (REITs) that own property and mortgage loans or that invest in long-term mortgages or mortgage pools, or companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The Fund may invest in equity, debt or convertible securities of companies unrelated to the real estate industry that the portfolio managers believe are undervalued and have potential for growth of capital. The Fund will limit its investment in debt securities unrelated to real estate to those that are investment-grade or deemed by the Fund's portfolio managers to be of comparable quality. The Fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the Fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds. Any percentage limitations with respect to assets of the Fund are applied at the time of purchase. The Fund may participate in the initial public offering (IPO) market in some market cycles.

The portfolio managers utilize fundamental real estate analysis and quantitative securities analysis to select investments for the Fund, including analyzing a company's management and strategic focus, evaluating the location, physical attributes and cash flow generating capacity of a company's properties and calculating relative return potential among other things. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Convertible securities risk. The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Derivatives. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

•

Synthetic instruments risk. Investing in synthetic instruments involves risks that the fluctuations in the values may not correlate perfectly with the overall securities market. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. Also, synthetic instruments are subject to counter part risk which is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with the Fund.

•

Real estate investment risk. The Fund could conceivably hold real estate directly if a company defaults on debt securities the Fund owns. In that event, an investment in the Fund may have additional risks relating to direct ownership in real estate, including difficulties in valuing and trading real estate, declines in value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increases in taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitations and increases in interest rates.

The value of the Fund's investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Since REITs have expenses of their own, you will bear a proportionate share of those expenses in addition to those of the Fund. Because the Fund focuses its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies.

•

Industry focus risk. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

•

Investment in IPOs. The Fund may participate in the initial public offering (IPO) market in some market cycles. Because of the Fund's small initial asset base, any investment the Fund may make in IPOs may significantly increase the Fund's total return. As the Fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Fund's total return.

Performance. The Performance of a Fund will vary from year to year. The Fund’s performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

The Fund’s annual return has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2005.

Life of Fund*
JNL/AIM Real Estate Fund (Class A)	17.00%
Morgan Stanley REIT Index	14.61%

The Morgan Stanley REIT Index is a broad-based, unmanaged index.

*The Fund began operations on May 2, 2005.

Average Annual Total Returns as of December 31, 2005

Life of Class*
JNL/AIM Real Estate Fund (Class B)	17.20%
Morgan Stanley REIT Index	14.61%

The Morgan Stanley REIT Index is a broad-based, unmanaged index.

*The Fund began operations on May 2, 2005.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.84%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.05%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.84%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.85%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$107
3 Years	$334
5 Years	$579
10 Years	$1,283

Expense Example	Class B
1 Year	$87
3 Years	$271
5 Years	$471
10 Years	$1,049

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/AIM Real Estate Fund is A I M Capital Management, Inc. (“AIM”), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

The sub-Sub-Adviser to the JNL/AIM Real Estate Fund (the "Fund") is INVESCO Institutional (N.A.), Inc. ("IINA"), with its principal office at 1360 Peachtree St., N.E., Atlanta, Georgia 30309. IINA is an affiliate of AIM. IINA is compensated by AIM at no additional expense to the Trust.

Day-to-day investment management decisions for the Fund will be made by IINA. IINA is responsible for choosing certain types of real estate securities for the Fund. IINA and AIM are indirect, wholly-owned subsidiaries of AMVESCAP, PLC. As of December 31, 2005, IINA and its affiliates managed approximately $203 billion in total assets. As of December 31, 2005, AMVESCAP managed approximately $386 billion in total assets.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Real Estate Team, and are primarily responsible for the day-to-day management of the Fund’s portfolio are:

•	Joe V. Rodriguez, Jr. (Lead Manager), Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1990.

•	Mark Blackburn, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with AIM and/or its affiliates since 1998.

•	James W. Trowbridge, Portfolio Manager, has been responsible for the Fund since 2005 and has been associated with the adviser and/or its affiliates since 1989.

•

James Cowen, Portfolio Manager, who has been responsible for the Fund since 2006 and has been associated with the Sub-Adviser and/or its affiliates since 2001. In 2000, he was a financial analyst for Jonathan Edwards Consulting.

•	Ping Ying Wang, Portfolio Manager, who has been responsible for the Fund since 2006 and has been associated with the Sub-Adviser and/or its affiliates since 1998.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

Regulatory and Litigation Matters

A I M is a subsidiary of A I M Advisors, Inc. , which is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. , was formerly the investment advisor to the INVESCO Funds.

The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, INVESCO Funds Group, Inc. (“IFG”) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”) and the Colorado Attorney General (“COAG”), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

Regulatory Inquiries and Pending Litigation

As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. (“IINA”), ADI and/or INVESCO Distributors, Inc. (“INVESCO Distributors”)) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. (“AIS”) and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/AIM Small Cap Growth Fund

Investment Objective. The investment objective of the JNL/AIM Small Cap Growth Fund is long-term growth of capital.

Principal Investment Strategies. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of small-cap companies. In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investment may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund’s direct investments and may include warrants, futures, options, exchange-traded funds and ADRs. The Fund considers a company to be a small-cap company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000 Index consists of the 2,000 smallest companies in the Russell 3000® Index, which includes the 3,000 largest U.S. companies based on total market capitalization.

The Fund may also invest up to 20% of its assets in equity securities of issuers that have market capitalizations, at the time of purchase, outside the range of market capitalizations of companies included in the Russell 2000 Index, and in investment-grade non-convertible debt securities, U.S. government securities and high quality money market instruments. The Fund may also invest up to 25% of its total assets in foreign securities. Any percentage limitations with respect to the assets of the Fund are applied at the time of purchase.

In selecting investments, the portfolio managers seek to identify those companies that have strong earnings momentum or demonstrate other potential for growth of capital. The portfolio managers anticipate that the Fund, when fully invested, will generally be comprised of companies that are currently experiencing a greater than anticipated increase in earnings. The portfolio managers allocate investments among fixed-income securities based on their views as to the best values then available in the marketplace. The portfolio managers consider whether to sell a particular security when any of these factors materially changes.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

14

•

Small cap investing risk. The prices of equity securities of smaller companies may fluctuate more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

•

Derivatives risk. Investing in derivative instruments, such as futures and options, involves special risks. The Fund’s Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 21.01% (2nd quarter of 2003) and its lowest quarterly return was -18.11% (3rd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 13.25% (4th quarter of 2004) and its lowest quarterly return was –8.77% (3rd quarter of 2004).

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Fund*
JNL/AIM Small Cap Growth Fund (Class A)	8.42%	7.49%
Russell 2000 Growth Index	4.15%	8.16%

The Russell 2000 Growth Index is a style specific index.

* The Fund began operations on October 29, 2001.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/AIM Small Cap Growth Fund (Class B)	8.73%	6.81%
Russell 2000 Growth Index	4.15%	5.41%

The Russell 2000 Growth Index is a style specific index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.95%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.16%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.95%
12b-1 Service Fee	0.00%
Other Expenses	0.00%
Total Fund Annual Operating Expenses	0.95%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$118
3 Years	$368
5 Years	$638
10 Years	$1,409

Class B
$97
3 Years	$303
5 Years	$525
10 Years	$1,166

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Temporary defensive position. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/AIM Small Cap Growth Fund is A I M Capital Management, Inc. (“AIM”), located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046.

AIM, an investment adviser since 1986, is an indirect, wholly owned subsidiary of A I M Management Group Inc.

A I M Management Group Inc. advises approximately 200 mutual funds and separate accounts which total approximately $128 billion in total net assets as of December 31, 2005. AIM is a wholly owned subsidiary of AMVESCAP, PLC.

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Small Cap Growth and Small Cap Core Teams, and are primarily responsible for the day-to-day management of the Fund’s portfolio are:

•

Juliet S. Ellis (lead manager), Senior Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management.

•

Juan R. Hartsfield, Portfolio Manager, has been responsible for the Fund since 2004 and has been associated AIM and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management. From 1999 to 2000, he was a management consultant with Booz Allen & Hamilton.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

Regulatory and Litigation Matters

AIM is a subsidiary of A I M Advisors, Inc. , which is an indirect wholly owned subsidiary of AMVESCAP PLC (“AMVESCAP”). Another indirect wholly owned subsidiary of AMVESCAP, INVESCO Funds Group, Inc. , was formerly the investment advisor to the INVESCO Funds. The mutual fund industry as a whole is currently subject to a wide range of inquiries and litigation related to a wide range of issues, including issues of “market timing” and “late trading.” Both AIM and IFG are the subject of a number of such inquiries, as described below.

Settled Enforcement Actions and Investigations Related to Market Timing

On October 8, 2004, INVESCO Funds Group, Inc. (“IFG”) (the former investment advisor to certain AIM Funds) and AIM reached final settlements with certain regulators, including without limitation the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”) and the Colorado Attorney General (“COAG”), to resolve civil enforcement actions and investigations related to market timing activity and related issues in the AIM Funds, including those formerly advised by IFG. Under the terms of the settlements, IFG agreed to pay a total of $325 million, of which $110 million is civil penalties. Under the terms of the settlements, AIM also will make certain governance and compliance reforms, including maintaining an internal controls committee and retaining an independent compliance consultant and a corporate ombudsman. The SEC has also settled market timing enforcement actions against senior IFG and AIM executives.

Regulatory Inquiries and Pending Litigation

As described more fully below, IFG and AIM are the subject of a number of ongoing regulatory inquiries and civil lawsuits related to one or more of the issues currently being scrutinized by various Federal and state regulators, including but not limited to those issues described above. Additional regulatory actions or inquiries and/or civil lawsuits related to the above or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future. Additional regulatory inquiries related to the above or other issues also may be received by the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

Ongoing Regulatory Inquiries Concerning IFG and AIM

IFG, certain related entities, certain of their current and former officers and/or certain of the AIM Funds formerly advised by IFG have received regulatory inquiries in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more such Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, and investments in securities of other registered investment companies. AIM, certain related entities, certain of their current and former officers and/or certain of the AIM Funds also have received regulatory inquiries on these matters.

Private Civil Actions Alleging Market Timing

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG, AIM, AIM Management, AMVESCAP PLC (“AMVESCAP”), the parent company of IFG and AIM, certain related entities, certain of their current and former officers and/or certain unrelated third parties) making allegations that are similar in many respects to those in the settled regulatory actions brought by the SEC, the NYAG and the COAG concerning market timing activity in the AIM Funds.

Private Civil Actions Alleging Improper Use of Fair Value Pricing

Multiple civil class action lawsuits have been filed against various parties (including, depending on the lawsuit, certain AIM Funds, IFG and/or AIM) alleging that certain AIM Funds inadequately employed fair value pricing.

Private Civil Actions Alleging Excessive Advisory and/or Distribution Fees

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, INVESCO Institutional (N.A.), Inc. (“IINA”), ADI and/or INVESCO Distributors, Inc. (“INVESCO Distributors”)) alleging that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale. Certain of these lawsuits also allege that the defendants adopted unlawful distribution plans.

Private Civil Actions Alleging Improper Charging of Distribution Fees on Limited Offering Funds or Share Classes

Multiple civil lawsuits, including shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, IFG, AIM, ADI and/or certain of the trustees of the AIM Funds) alleging that the defendants breached their fiduciary duties by charging distribution fees while funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same fund were not charged the same distribution fees.

Private Civil Actions Alleging Improper Mutual Fund Sales Practices and Directed-Brokerage Arrangements

Multiple civil lawsuits, including purported class action and shareholder derivative suits, have been filed against various parties (including, depending on the lawsuit, AIM Management, IFG, AIM, AIM Investment Services, Inc. (“AIS”) and/or certain of the trustees of the AIM Funds) alleging that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

JNL/Alger Growth Fund

Investment Objective. The investment objective of the JNL/Alger Growth Fund is long-term capital appreciation.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing at least 65% in a diversified portfolio of equity securities - common stock, preferred stock, and securities convertible into or exchangeable for common stock of large companies which trade on U.S. exchanges or in the U.S. over-the-counter market. The Fund considers a large company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $1 billion or more. These companies typically have broad product lines, markets, financial resources and depth of management.

To provide flexibility to take advantage of investment opportunities, the Fund may hold a portion of its assets in money market investments and repurchase agreements.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in U.S. traded equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Growth investing risk. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 25.65% (4th quarter of 1998) and its lowest quarterly return was -20.09% (3rd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 10.35% (4th quarter of 2004) and its lowest quarterly return was –7.49% (3rd quarter of 2004).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	10 year*
JNL/Alger Growth Fund (Class A)	12.30%	-1.26%	8.51%
S&P 500 Index	4.91%	0.55%	9.06%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Fund began operations on October 16, 1995.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Alger Growth Fund (Class B)	12.56%	7.98%
S&P 500 Index	4.91%	6.12%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.80%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.01%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.80%
12b-1 Service Fee	0.00%
Other Expenses	0.00%
Total Fund Annual Operating Expenses	0.80%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$103
3 Years	$322
5 Years	$558
10 Years	$1,236

Expense Example	Class B
1 Year	$82
3 Years	$255
5 Years	$444
10 Years	$990

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. Temporary defensive position. The Fund may take a temporary, defensive position by investing up to all of its assets in debt securities (typically of a high grade), cash equivalents and repurchase agreements. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation in the Fund’s portfolio.

Portfolio turnover. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Alger Growth Fund is Fred Alger Management, Inc. (Alger Management), which is located at 111 Fifth Avenue, New York, New York 10003. Alger Management is engaged in the business of rendering investment advisory services to mutual funds, institutions and, to a lesser extent, individuals. Alger has been engaged in the business of rendering investment advisory services since 1964. Alger Management is a wholly owned subsidiary of Fred Alger & Company, Incorporated which, in turn, is a wholly owned subsidiary of Alger Associates, Inc., a privately held financial services holding company. As of December 31, 2005, Alger Management had $9.2 billion in assets under management.

Fred M. Alger, III, is the key strategist for the Fund, overseeing the investments of the Fund. Mr. Alger, who founded Alger Management, has served as Chairman of the Board since 1964 and co-managed the portfolios prior to 1995. Dan C. Chung is responsible for the day-to-day management of portfolio investments and has served in that capacity since September 2001. Mr. Chung has been employed by Alger Management since 1994 as a Vice President and analyst from 1996 to 1999, as Senior Vice President and senior analyst until 2000, as an Executive Vice President and portfolio manager from 2000, and as Chief Investment Officer since September 2001 to September 2003. Mr. Chung was also named President of Alger Management in September 2003.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

Regulatory and Litigation Matters

Alger has responded to inquires, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, Alger received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of Alger and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. Alger and the other recipients have the opportunity to respond to the staff before the staff makes a formal recommendation. Alger plans to submit a response to the staff in January 2006.

On August 31, 2005, the West Virginia Securities Commissioner in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing concluded that Alger and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered Alger and Alger Inc. to cease and desist from further violations of the act by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with Alger were served with similar orders. Alger and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including Alger, certain mutual funds managed by Alger (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases – a Consolidated Amended Fund Derivative Complaint (the "Derivative Complaint") and two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") – were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by Alger, and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47 and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by Alger, Alger Inc., their affiliates, the funds named as defendants, including the Fund (excluding JNL/Alger Growth Fund), and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds (excluding the JNL/Alger Growth Fund) and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act, with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. It is anticipated that orders implementing the letter rulings will be entered in or about January 2006 and that various motions for reconsideration of the letter rulings will be filed thereafter.

Alger does believe that the Alger Funds (including JNL/Alger Growth Fund) are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC, and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against Alger or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/Sub-Adviser or distributor for any registered investment company, including the JNL/Alger Growth Fund. While exemptive relief from Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Fund (including the JNL/Alger Growth Fund), loss of personnel of Alger, diversion of time and attention of the Alger personnel, diminishment of financial resources of Alger, or other consequences potentially adverse to the Fund (including the JNL/Alger Growth Fund). Alger cannot predict the potential effect of such actions upon Alger or the JNL/Alger Growth Fund. There can be no assurance that the effect, if any, would not be material.

JNL/Eagle Core Equity Fund

Investment Objective. The investment objective of the JNL/Eagle Core Equity Fund is long-term capital appreciation and, secondarily, current income.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stock of U.S. companies that meet the criteria for one of three separate equity strategies: the growth equity strategy, the value equity strategy and the equity income strategy.

• Under the growth equity strategy, the Sub-Adviser selects common stocks in part based on its opinions regarding the sustainability of the company’s competitive advantage in the marketplace and the company’s management team. The Sub-Adviser looks for securities of companies which have an exceptional management team and which have the potential to increase market share and drive earnings per share growth. If a particular stock appreciates to over 7% of the total assets of the growth equity portion of the Fund, the Sub-Adviser typically will reduce the position to less than 7%. Generally, the Sub-Adviser will sell a stock if its price appreciates to a level that the Sub-Adviser views as not sustainable or to purchase stock that the Sub-Adviser believes presents a better investment opportunity.

The Sub-Adviser seeks securities of companies which:

--	have projected earnings growth and return on equity greater than 10%,

--	are dominant in their industries, and

--	have the ability to create and sustain a competitive advantage.

• Under the value equity strategy, the Sub-Adviser picks stocks from the 500 largest names in the Russell 1000 Index (by market capitalization). It focuses on securities with solid fundamentals, predictable growth and reasonable valuations relative to their peers. Unpredictable businesses, high multiple stocks, companies with unproven business models and businesses with no competitive advantage(s) are typically eliminated from consideration. This initial screening leaves a universe of about 150 above-average growth, predictable businesses that are the focus of an intense research process.

The team develops an earnings model for each company in the resulting universe with each Co-Portfolio Manager responsible for those stocks in his/her sector of expertise. The research process concentrates on determining sustainable long-term growth prospects. Finally, a team uses a quantitative relative valuation model to rank each stock based on the five year expected growth rate and relative valuation, and seeks to hold those stocks with the highest potential return.

• Under the equity income strategy, the Sub-Adviser invests primarily in medium to large capitalization stocks with above-average dividend yields and rising dividends, seeking to provide both income and growth. The portfolio is diversified among common stocks, convertible bonds, convertible preferred stocks and Real Estate Investment Trusts. Securities in the portfolio often have value the Sub-Adviser believes is not fully recognized in the general market.

The Sub-Adviser divides the Fund’s assets among each of these three strategies, with about 40% of the assets allocated to each of the growth equity and value equity strategies and about 20% to the equity income strategy.

The Sub-Adviser will typically sell a security if the security reaches its target price, negative changes occur with respect to the issuer or its industry, or there is a significant change in one or more of the characteristics applicable to the security’s selection. However, the Fund may continue to hold equity securities that no longer meet the selection criteria but that the Sub-Adviser deems suitable investments in view of the Fund’s investment objective.

Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the common stock of U.S. companies and may invest the balance in other securities, such as common stock of foreign issuers, corporate debt obligations, U.S. government securities, preferred stock, convertible stock, warrants and rights to buy common stock, real estate investment trusts, repurchase agreements and money market instruments. Although the Fund emphasizes investment-grade securities (or unrated securities that the Sub-Adviser deems to be of comparable quality), the Fund may invest in non-investment-grade securities.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Growth investing risk. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Value investing risk. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

•	Non-investment grade risk. A non-investment grade security may fluctuate more in value, and present a greater risk of default, than a higher-rated security.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/Janus Growth & Income Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired fund.

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 18.43% (4th quarter of 1998) and its lowest quarterly return was -16.65% (3rd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 11.55% (4th quarter of 2004) and its lowest quarterly return was –4.58% (3rd quarter of 2004).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	Life of Fund*
JNL/Eagle Core Equity Fund (Class A)	3.37%	-0.38%	7.71%
S&P 500 Index	4.91%	0.55%	8.37%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Fund began operations on September 16, 1996.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Eagle Core Equity Fund (Class B)	3.56%	4.02%
S&P 500 Index	4.91%	6.12%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.75%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.96%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.75%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.76%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$98
3 Years	$306
5 Years	$531
10 Years	$1,178

33

Expense Example	Class B
1 Year	$78
3 Years	$243
5 Years	$422
10 Years	$942

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Temporary defensive position. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund’s portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

Derivatives. The Fund may also use derivative instruments, such as options, futures contracts and indexed securities, which are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Eagle Core Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients.

In its capacity as Sub-Adviser, Eagle supervises and manages the investment portfolio of the Fund. Mr. Ashi Parikh is the Portfolio Manager responsible for the day-to-day management of the growth equity strategy. Mr. Parikh is a Senior Managing Director of Eagle Institutional Growth Advisors, a division of Eagle Asset Management, Inc. Mr. Parikh joined Eagle in April 1999, after serving as Managing Director at Banc One Investment Advisers in Columbus, Ohio for five years. Eagle's Conservative Large Cap Equity team is responsible for the day-to-day management of the value equity strategy. The team is compromised of four Co-Portfolio Managers: (1) Mr. Richard Skeppstrom who is a Managing Director and joined Eagle in April 2001 after serving as Senior Portfolio Manager for Evergreen Investment Management's large cap core program for six years, (2) Mr. John Jordan III who joined Eagle in April 2001 after serving as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years, (3) Mr. Craig Dauer who joined Eagle in April 2001 after serving as Co-Portfolio Manager of Evergreen Investment Management's large cap core program for two years, and (4) Mr. Robert Marshall who joined Eagle in September 2002 after serving as Director/Senior Vice President of equity research at Wachovia Securities for seven years. Mr. Lou Kirschbaum, Managing Director and Portfolio Manager, is responsible for the day-to-day management of the equity income strategy. He has been responsible for the equity income strategy since the inception of the Fund. Mr. Kirschbaum has been with Eagle since 1986.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

JNL/Eagle SmallCap Equity Fund

Investment Objective. The investment objective of the JNL/Eagle SmallCap Equity Fund is long-term capital appreciation.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of $100 million to $3 billion. The Sub-Adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long-term earnings growth rate or asset value. The Sub-Adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity. The Fund’s equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests primarily in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Small cap investing. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

•

Growth investing risk. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

•

Value investing risk. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 29.40% (2nd quarter of 1999) and its lowest quarterly return was -24.08% (3rd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 14.60% (4th quarter of 2004) and its lowest quarterly return was –4.50% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	Life of Fund*
JNL/Eagle SmallCap Equity Fund (Class A)	2.52%	7.87%	9.13%

Russell 2000 Growth Index	4.15%	7.48%	6.98%

The Russell 2000 Growth Index is a style specific index.

* The Fund began operations on September 16, 1996.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Eagle SmallCap Equity Fund (Class B)	2.71%	7.07%

Russell 2000 Growth Index	4.15%	5.41%

The Russell 2000 Growth Index is a style specific index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.85%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.06%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.85%
12b-1 Service Fee	0.00%
Other Expenses	0.00%
Total Fund Annual Operating Expenses	0.85%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$108
3 Years	$337
5 Years	$585
10 Years	$1,294

Expense Example	Class B
1 Year	$87
3 Years	$271
5 Years	$471
10 Years	$1,049

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Temporary defensive position. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund’s portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

Other investments. The JNL/Eagle SmallCap Equity Fund may also invest in American Depositary Receipts of foreign issuers, U.S. government securities, repurchase agreements and other short-term money market instruments which may diminish returns.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Eagle SmallCap Equity Fund is Eagle Asset Management, Inc. (Eagle), 880 Carillon Parkway, St. Petersburg, Florida 33716. Eagle and its affiliates provide a wide range of financial services to retail and institutional clients. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc.

Bert L. Boksen, Managing Director and Portfolio Manager of Eagle, is responsible for the day-to-day management of the Fund. Mr. Boksen joined Eagle in April 1995 and has portfolio management responsibilities for its small cap equity accounts. Prior to joining Eagle, Mr. Boksen was employed for 16 years by Raymond James & Associates, Inc. in its institutional research and sales department. While employed by Raymond James & Associates, Inc., Mr. Boksen served as co-head of Research, Chief Investment Officer and Chairman of the Raymond James & Associates, Inc. Focus List Committee. Mr. Boksen has had responsibility for the day-to-day management of the Fund since the inception of the Fund.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

JNL/FMR Balanced Fund

Investment Objective. The investment objective of the JNL/FMR Balanced Fund is to seek income and capital growth, consistent with reasonable risk.

Principal Investment Strategies. The Fund's Sub-Adviser, Fidelity Management & Research Company ("FMR"), manages the Fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest in approximately 60% of the Fund's assets in stocks and other equity securities and the remainder in bonds and other debt securities, including lower-quality debt securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the Fund's total assets in fixed-income senior securities (including debt securities and preferred stocks).

FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

With respect to the Fund's equity investments, FMR's emphasis on above-average income-producing equity securities tends to lead to investments in stocks that have more "value" characteristics than "growth" characteristics. However, FMR is not constrained by any particular investment style. In buying and selling securities for the Fund, FMR generally analyzes the issuer of a security using fundamental factors (e.g., growth potential, earnings estimates, and management) and evaluates each security's current price relative to its estimated long-term value.

FMR may also use various techniques, such as buying and selling futures contracts, swaps, and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices, interest rates, or other factors that affect security values. FMR may invest the Fund's assets in investment-grade debt securities by investing in other funds. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones.

For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock’s price to fall.

•	Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular.

Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Derivatives. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

FMR has been serving as the Sub-Adviser to this Fund since May 1, 2004. Returns shown for the period prior to that date reflect the results achieved by the prior Sub-Adviser.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 7.79% (4th quarter of 2004) and its lowest quarterly return was -5.59% (3rd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 7.88% (4th quarter of 2004) and its lowest quarterly return was –0.89% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	Life of Fund*
JNL/FMR Balanced Fund (Class A)	10.09%	4.10%	3.24%
S&P 500 Index	4.91%	0.55%	-1.25%
Lehman Brothers Government/Corporate Bond Index	2.34%	6.10%	7.06%
Balanced Hybrid Composite**	4.95%	4.74%	4.87%

The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade with at least one year until maturity.

* The Fund began operations on May 1, 2000.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/FMR Balanced Fund (Class B)	10.31%	4.87%
S&P 500 Index	4.91%	6.12%
Lehman Brothers Government/Corporate Bond Index	2.34%	2.38%
Balanced Hybrid Composite**	4.95%	5.43%

The S&P 500 Index is Standard & Poor's 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Government/Corporate Bond Index is composed of all bonds that are investment grade with at least one year until maturity.

* The Class B shares of the Fund began operations on March 5, 2004.

** The Balanced Hybrid Composite is a hypothetical representation of the performance of the Fund's general investment categories using a weighting of 60% equity and 40% bond. The following indexes are used to calculate the composite index: the Russell 3000® Index, the Russell 3000 Value Index, and the Lehman Brothers® US Treasury Index. The index weightings of the composite index are: Russell 3000, 30%; Russell 3000 Value, 30%; and Lehman Brothers US Treasury Index, 40%.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.80%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.01%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.80%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.81%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$103
3 Years	$322
5 Years	$558
10 Years	$1,236

Expense Example	Class B
1 Year	$83
3 Years	$259
5 Years	$450
10 Years	$1,002

The Fund’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Special situations. The Fund may invest in “special situations” from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund’s size and the extent of its holdings of special situation issuers relative to total net assets.

Lower-rated securities. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as “junk bonds.” These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody’s, or unrated securities deemed by the Sub-Adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

Temporary Defensive Policies. In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/FMR Balanced Fund is Fidelity Management & Research Company (FMR), with principal offices at 82 Devonshire Street, Boston, MA 02109. Day-to-day investment management decisions for the Fund will be made by FMR Co., Inc. (FMRC) and Fidelity Investments Money Management, Inc. (FIMM), which serve as sub-subadvisers to the Fund. FIMM is responsible for choosing certain types of fixed income securities for the Fund. FMRC and FIMM are wholly-owned subsidiaries of FMR. Fidelity Investments is one of the world's largest providers of financial services, with custodied assets of $2.4 trillion, including managed assets of $1.2 trillion as of December 31, 2005.

Lawrence Rakers is Co- Manager of Fund. Since joining Fidelity Investments in 1993, Mr. Rakers has worked as a research analyst and manager.

George Fischer is Co-Manager of the Fund. Since joining Fidelity Investments in 1989, Mr. Fischer has worked as a research analyst and manager.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/FMR Mid-Cap Equity Fund (formerly JNL/FMR Capital Growth Fund)

Investment Objective. The investment objective of the JNL/FMR Mid-Cap Equity Fund is to seek long-term growth of capital.

Principal Investment Strategies. The Fund's Sub-Adviser, Fidelity Management & Research Company ("FMR"), normally invests 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in securities of companies with medium market capitalizations. Although FMR focuses on investing the Fund's assets in securities issued by medium-sized companies, FMR may also make investments in securities issued by larger or smaller companies.

FMR normally invests a majority of the Fund's equity assets in medium-sized companies. FMR may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities. FMR may invest the Fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

FMR is not constrained by any particular investment style. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the Fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may also use various techniques, such as buying and selling futures contracts and exchange traded funds, to increase or decrease the Fund's exposure to changing security prices or other factors that affect security values. If FMR's strategies do not work as intended, the Fund may not achieve its objective.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Growth investing risk. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

•

Mid-capitalization investing risk. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Derivatives. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

FMR has been serving as the Sub-Adviser to this Fund since May 1, 2004. Returns shown for the period prior to that date reflect the results achieved by the prior Sub-Adviser.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 59.05% (4th quarter of 1999) and its lowest quarterly return was -32.74% (1st quarter of 2001).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 15.53% (4th quarter of 2004) and its lowest quarterly return was –4.20% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	10 year*
JNL/FMR Mid-Cap EquityFund (Class A)	6.16%	-6.37%	6.69%
S&P MidCap 400 Index	12.56%	8.60%	14.16%

The S&P MidCap 400 Index is a broad-based, unmanaged index.

* The Fund began operations on May 15, 1995.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/FMR Mid-Cap Equity Fund (Class B)	6.34%	10.95%
S&P MidCap 400 Index	12.56%	7.91%

The S&P MidCap 400 Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.80%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.01%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.80%
12b-1 Service Fee	0.00%
Other Expenses	0.00%
Total Fund Annual Operating Expenses	0.80%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$103
3 Years	$322
5 Years	$558
10 Years	$1,236

Expense Example	Class B
1 Year	$82
3 Years	$255
5 Years	$444
10 Years	$990

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. Special situations. The Fund may invest in “special situations” from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund’s size and the extent of its holdings of special situation issuers relative to total net assets.

Fixed Income Investments. The Fund may invest in debt securities, which involve credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a debt security typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise, and the value of debt securities, including those that may be held by the Fund, will fall. Some fixed income investments also involve prepayment risk. This is the risk that, during periods of falling interest rates, a debt security with a high stated interest rate may be prepaid by the issuer before the expected maturity date.

Lower-rated securities. The Fund may invest in high-yield, high-risk, fixed-income securities, commonly known as “junk bonds.” These are corporate debt securities rated BBB or lower by S&P or Baa or lower by Moody’s, or unrated securities deemed by the Sub-Adviser to be on comparable quality. Lower-rated securities generally involve a higher risk of default than higher-rated ones.

Temporary Defensive Policies. In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the Fund's performance and the Fund may not achieve its investment objective. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/FMR Mid-Cap Equity Fund is Fidelity Management & Research Company (FMR), with principal offices 82 Devonshire Street, Boston, MA 02109. Day-to-day investment management decisions for the Fund will be made by FMR Co., Inc. (FMRC), which serves as sub-subadviser to the Fund. FMRC is a wholly-owned subsidiary of FMR. Fidelity Investments is one of the world's largest providers of financial services, with custodied assets of $2.4 trillion, including managed assets of $1.2 trillion as of December 31, 2005.

Peter Saperstone is Portfolio Manager of the Fund. Since joining Fidelity Investments in 1995, Mr. Saperstone has worked as a research analyst and manager.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/Franklin Templeton Income Fund

Investment Objective. The investment objective of the JNL/Franklin Templeton Income Fund is to maximize income while maintaining prospects for capital appreciation.

Principal Investment Strategies. Under normal market conditions, the Fund invests in a diversified portfolio of debt and equity securities.

Debt securities represent an obligation of the issuer to repay a loan of money to it and generally provide for the payment of interest. These include bonds, notes and debentures. An equity security, or stock, represents a proportionate share of ownership of a company; its value is based on the success of the company's business and the value of its assets, as well as general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities generally are debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances.

The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with attractive dividend yields. In its search for growth opportunities, the Fund maintains the flexibility to invest in common stocks of companies from a variety of industries such as utilities, oil, gas, real estate and consumer goods.

The Fund may invest up to 100% of total assets in debt securities that are rated below investment grade, but it is not currently expected that the Fund will invest more than 50% of its assets in these securities. Securities rated in the top four ratings categories by independent rating organizations such as Standard & Poor's Ratings Group (S&P®) and Moody's Investors Service (Moody's) are considered investment grade. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." Generally, lower-rated securities pay higher yields than more highly rated securities to compensate investors for the higher risk. The Fund may invest in debt securities regardless of their rating or in securities that are unrated, including up to 5% of its assets in securities that are in default at the time of purchase.

The Fund may invest up to 25% of its assets in foreign securities. It ordinarily buys foreign securities that are traded in the U.S. or American Depositary Receipts, which are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by foreign or a domestic company.

The Fund's manager searches for securities it deems to be undervalued or out-of-favor securities and believes offer opportunities for income today and significant growth tomorrow. It performs independent analysis of the debt securities being considered for the Fund's portfolio, rather than relying principally on the ratings assigned by rating agencies. In its analysis, the manager considers a variety of factors, including:

•	the experience and managerial strength of the company;
•	responsiveness to changes in interest rates and business conditions;
•	debt maturity schedules and borrowing requirements;
•	the company's changing financial condition and market recognition of the change; and
•	a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

When the Sub-Adviser believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations repurchase agreements, money market fund shares and other money market instruments. The Sub-Adviser also may invest these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goal.

While the Fund does not concentrate in any one industry, it may make significant investments in the utilities, healthcare, and financial services sectors.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose all or a portion of your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates.

•

Credit risk. An issuer of securities may be unable to make interest payments and repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Lower rated securities. Junk bonds generally have more credit risk than higher-rated securities.

Companies using high yield, fixed-income securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield, fixed-income securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when thy do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

•

Interest rate risk. When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to changes in interest rates. The Fund may also maintain investments in equity securities of companies whose values are sensitive to interest rate changes such as utilities and real estate securities.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Value investing risk. The Fund’s policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

•

Convertible securities risk. The value of convertible securities may rise and fall with the market value of the underlying stock or, like a debt security, vary with changes in interest rates and the credit quality of the issuer. A convertible security tends to perform more like a stock when the underlying stock price is high (because it is assumed it will be converted) and more like a debt security when the underlying stock price is low (because it is assumed it will not be converted). Because its value can be influenced by many different factors, a convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security, and generally has less potential for gain or loss than the underlying stock.

Performance. The Performance of a Fund will vary from year to year. The Fund’s performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.90%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.11%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.90%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.91%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$113
3 Years	$353

Expense Example	Class B
1 Year	$93
3 Years	$290

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Franklin Income Fund is Franklin Advisers, Inc. ("Franklin Advisers"), One Franklin Parkway, San Mateo, California 94403-1906. Together, Franklin Advisers and its affiliates manage over $464 billion in assets as of December 31, 2005.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are:

•	Edward D. Perks, CFA (Vice President of Franklin Advisers) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1992.
•	Charles B. Johnson (Chairman of the Board of Franklin Advisers) has been a manager of the Fund since its inception and joined Franklin Templeton Investments in 1957.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

Regulatory and Litigation Matters

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

•	Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and
•	Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interest.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc. (FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934” (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC’s December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC has not yet approved the distribution plan pertaining to its December Order. When approved, disbursements of settlement monies under the December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

On April 12, 2005, the Attorney General of West Virginia filed a complaint in state court against a number of companies engaged in the mutual fund industry including Franklin Resources, Inc. and its subsidiary, Advisers, alleging violations of the West Virginia Consumer Credit and Protection Act. To the extent applicable to Franklin Resources, Inc. and Advisers, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the Massachusetts Consent Order and the findings in the SEC’s August Order, as described above.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under "Statement on Current Industry Issues."

JNL/Franklin Templeton Small Cap Value Fund

Investment Objective. The investment objective of the JNL/Franklin Templeton Small Cap Value Fund is long-term total return.

Principal Investment Strategies. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in investments of small capitalization companies. Small capitalization companies are companies with market capitalizations (the market value of a company's outstanding stock) under $3.5 billion at the time of purchase.

The Fund invests in equity securities that the Fund's manager believes are currently undervalued and have the potential for capital appreciation. Common stocks, preferred stocks, and convertible securities (generally debt securities or preferred stock that may be converted into common stock after certain time periods or under certain circumstances) are examples of equity securities. In choosing investments that are undervalued, the Fund's manager focuses on companies that have one or more of the following characteristics:

•	Stock prices that are low relative to current, or historical or future earnings, book value, cash flow, or sales – all relative to the market, a company's industry or a company's earnings growth;
•	Recent sharp price declines (fallen angels) but still have growth potential in the manager's opinion; or
•

Valuable intangibles not reflected in the stock price such as franchises, distribution networks or market share for particular products or services, underused or understated assets or cash, or patents and trademarks.

A stock price is undervalued, or a "value" when it is less than the price at which the manager believes it would trade if the market reflected all factors relating to the company's worth. The manager may consider a company to be undervalued in the marketplace relative to its underlying asset values because of overreaction by investors to unfavorable news about a company, an industry or the stock market in general, or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company. The types of companies the Fund may invest in include those that are attempting to recover from business setbacks or adverse events (turnarounds) or cyclical downturns.

In addition to price, the Fund, in choosing an investment may consider a variety of other factors that may identify the issuer as a potential turnaround candidate or takeover target, such as ownership of valuable franchises, trademarks or trade names, control of distribution networks and market share for particular products. Purchase decisions may also be influenced by income, company buy-backs, and insider purchases and sales.

The small capitalization companies in which the Fund invests have market capitalizations (share price times the number of shares of common stock outstanding) under $3.5 billion at the time of the Fund's investment (sometimes called "small cap"). The Fund currently intends to limit its investments in foreign securities to no more than 15% of its total assets.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Value investing risk. The Fund’s policy of investing in securities that may be out of favor, including turnarounds, cyclical companies, companies reporting poor earnings and companies whose share prices have declined sharply or that are not widely followed by other investors, differs from the approach followed by many other mutual funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

•

Cyclical opportunities risk. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

•

Small cap investing risk. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

Performance. The Performance of a Fund will vary from year to year. The Fund’s performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

The Fund’s annual return has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2005.

Life of Fund*
JNL/Franklin Templeton Small Cap Value Fund (Class A)	10.30%
Russell 2500 Value Index	13.39%

The Russell 2500 Value Index is a broad-based, unmanaged index.

* The Fund began operations on May 2, 2005.

Average Annual Total Returns as of December 31, 2005

Life of Class*
JNL/Franklin Templeton Small Cap Value Fund (Class B)	10.40%
Russell 2500 Value Index	13.39%

The Russell 2500 Value Index is a broad-based, unmanaged index.

* The Fund began operations on May 2, 2005.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.94%
12b-1 Service Fee	0.20%
Other Expenses	0.00%
Total Fund Annual Operating Expenses	1.14%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.95%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.96%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$116
3 Years	$362
5 Years	$628
10 Years	$1,386

Expense Example	Class B
1 Year	$98
3 Years	$306
5 Years	$531
10 Years	$1,178

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Temporary defensive position. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

Sector focus risk. The Fund may invest a significant portion of its assets in the securities of companies involved in the financial services sector. By focusing on a particular sector from time to time, the Fund carries greater risk of adverse developments in a sector than a fund that always invests in a wide variety of sectors.

Financial services companies are subject to extensive government regulation, which may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company's profitability, and therefore its stock price is especially sensitive to interest rate changes throughout the world, as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures are all likely to have significant impact on financial services companies.

Interest rates. Increases in interest rates may have a negative effect on the types of companies in which each of the Funds normally invest because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Franklin Templeton Small Cap Value Fund is Franklin Advisory Services, LLC ("Advisory Services"), One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024. Together Advisory Services and its affiliates manage over $464 billion in assets as of December 31, 2005.

The Fund is managed on a team basis. The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are:

•

William J. Lippman (President of Advisory Services) has been President of the Fund since inception and has more than 30 years' experience in the securities industry. He joined Franklin Templeton Investments in 1988.

•	Bruce C. Baughman, CPA (Senior Vice President of Advisory Services), has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1988.
•	Margaret McGee (Vice President of Advisory Services) has been a manager of the Fund since inception. She joined Franklin Templeton Investments in 1988.
•

Donald G. Taylor, CPA (Senior Vice President of Advisory Services), has been a manager of the Rising Dividends Fund and Small Cap Value Fund since 1996. He joined Franklin Templeton Investments in 1996.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

Regulatory and Litigation Matters

On August 2, 2004, Franklin Resources, Inc. announced that Franklin Advisers, Inc. (Advisers) (adviser to many of the funds within Franklin Templeton Investments, and an affiliate of the adviser to the other funds) reached a settlement with the Securities and Exchange Commission (SEC) that resolved the issues resulting from the SEC's investigation of market timing activity in the Franklin Templeton Investments funds. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (August Order). The SEC's August Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Massachusetts Consent Order described below.

Under the terms of the SEC's August Order, pursuant to which Advisers neither admitted nor denied any of the findings contained therein, Advisers agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. The independent distribution consultant is in the process of developing a methodology and Plan of Distribution pursuant to the August Order. Therefore, it is not currently possible to say which particular groups of fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The August Order also required Advisers to, among other things:

•	Enhance and periodically review compliance policies and procedures, and establish a corporate ombudsman; and
•	Establish a new internal position whose responsibilities shall include compliance matters related to conflicts of interest.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Advisers and Franklin Templeton Alternative Strategies, Inc. (FTAS), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the State of Massachusetts) related to its administrative complaint filed on February 4, 2004. The administrative complaint concerned one instance of market timing that was also a subject of the August 2, 2004 settlement that Advisers reached with the SEC, as described above. Under the terms of the settlement consent order issued by the State of Massachusetts, Advisers and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (Massachusetts Consent Order). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Advisers and FTAS admitted the facts in the Statements of Fact.

On November 19, 2004, Franklin Resources, Inc. reached a second agreement with the State of Massachusetts regarding an administrative complaint filed on October 25, 2004 (the Second Complaint). The Second Complaint alleged that Franklin Resources, Inc.’s Form 8-K filing (in which it described the Massachusetts Consent Order) failed to state that Advisers and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order. As a result of the November 19, 2004 settlement with the State of Massachusetts, Franklin Resources, Inc. filed a new Form 8-K (in which it revised the description of the Massachusetts Consent Order). The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Templeton Distributors, Inc. (Distributors) (the principal underwriter of shares of the Franklin Templeton mutual funds), reached an agreement with the California Attorney General's Office (CAGO), resolving the issues resulting from the CAGO's investigation concerning marketing support payments to securities dealers who sell fund shares. Under the terms of the settlement with the CAGO, Distributors agreed to pay $2 million to the State of California as a civil penalty, $14 million to Franklin Templeton funds to be allocated by an independent distribution consultant to be paid for by Distributors, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that Distributors and Advisers reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an “Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to

Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities and Exchange Act of 1934” (December Order).

Under the terms of the SEC's December Order, in which Advisers and Distributors neither admitted nor denied any of the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar), in accordance with a plan to be developed by an independent distribution consultant to be paid for by Advisers and Distributors.

The SEC’s December Order and the CAGO settlement agreement concerning marketing support payments provide that the distribution of settlement monies are to be made to the relevant funds, not to individual shareholders. The independent distribution consultant has substantially completed preparation of these distribution plans. The CAGO has approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement and, in accordance with the terms and conditions of that settlement, the monies have been disbursed. The SEC has not yet approved the distribution plan pertaining to its December Order. When approved, disbursements of settlement monies under the December Order will also be made promptly in accordance with the terms and conditions of that order. Advisers and Distributors also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the Fund's Prospectus and Statement of Additional Information.

On April 12, 2005, the Attorney General of West Virginia filed a complaint in state court against a number of companies engaged in the mutual fund industry including Franklin Resources, Inc. and its subsidiary, Advisers, alleging violations of the West Virginia Consumer Credit and Protection Act. To the extent applicable to Franklin Resources, Inc. and Advisers, the complaint arises from activity that occurred in 2001 and duplicates, in whole or in part, the allegations asserted in the Massachusetts Consent Order and the findings in the SEC’s August Order, as described above.

Franklin Resources, Inc. and certain of its subsidiaries, in addition to most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the matters reported above. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland. Franklin Resources, Inc. believes that the claims made in each of the lawsuits are without merit and intends to defend vigorously against the allegations. It is possible that additional similar civil actions related to the matters reported above could be filed in the future.

Franklin Resources, Inc. previously disclosed these issues as matters under investigation by government authorities and the subject of an internal company inquiry as well as private lawsuits in its regulatory filings and on its public website. Any further updates on these matters will be disclosed on Franklin Resources, Inc.’s website at franklintempleton.com under "Statement on Current Industry Issues."

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

JNL/Goldman Sachs Mid Cap Value Fund

Investment Objective. The investment objective of the JNL/Goldman Sachs Mid Cap Value Fund is long-term capital appreciation.

Principal Investment Strategies. The Fund seeks to meet this objective by investing, normally, at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity investments in mid-cap issuers with public stock market capitalizations (based upon shares available for trading on an unrestricted basis) within the range of market capitalization of companies constituting the Russell Midcap® Value Index at the time of the investment. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities. The capitalization range of the Russell Midcap® Value Index is currently between $591 million and $20.7 billion. Although the Fund will invest primarily in publicly traded U.S. securities, it may invest up to 25% of its net assets in foreign securities, including securities of issuers in emerging countries and securities quoted in foreign currencies. The Fund may also invest in derivatives.

The Fund may invest in the aggregate up to 20% of its net assets in companies with public stock market capitalizations outside the range of companies constituting the Russell Midcap® Value Index at the time of investment and in fixed-income securities, such as government, corporate and bank debt obligations.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Emerging markets risk. The Fund may invest a portion of its assets in securities of issuers in emerging countries, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Derivatives risk. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund’s Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

•

Value investing risk. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

•

Mid-capitalization investing risk. The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Interest rate risk. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

Performance. The Performance of a Fund will vary from year to year. The Fund’s performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

The Fund’s annual return has not been included because the Fund has not been in operation for a full fiscal year as of December 31, 2005.

Life of Fund*
JNL/Goldman Sachs Mid Cap Value Fund (Class A)	13.90%
Russell Mid Cap Value Index	14.16%

The Russell Mid Cap Value Index is a broad-based, unmanaged index.

*The Fund began operations on May 2, 2005.

Life of Class*
JNL/Goldman Sachs Mid Cap Value Fund (Class B)	14.00%
Russell Mid Cap Value Index	14.16%

The Russell Mid Cap Value Index is a broad-based, unmanaged index.

*The Fund began operations on May 2, 2005.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.85%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.06%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.85%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.86%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$108
3 Years	$337
5 Years	$585
10 Years	$1,294

Expense Example	Class B
1 Year	$88
3 Years	$274
5 Years	$477
10 Years	$1,061

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Temporary defensive position. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Goldman Sachs Mid Cap Value Fund is Goldman Sachs Asset Management, L.P. ("GSAM®"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2005, GSAM, along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $496.1 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the Value Investment Team ("Value Team"), and are primarily responsible for the day-to-day management of the Fund’s portfolio are:

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Dolores Bamford (Managing Director) joined GSAM as a portfolio manager for the Value Team in April 2002. Prior to that, she was a portfolio manager at Putnam Investments for various products since 1991.

•

David L. Berdon (Vice President) joined GSAM as a research analyst in March 2001 and became a portfolio manager in October 2002. From September 1999 to March 2001, he was a Vice President for Business Development and Strategic Alliances at Soliloquy, Inc. From September 1997 to September 1999, he was a principal consultant at Diamond Technology partners.

•

Andrew Braun (Managing Director) joined the GSAM as a mutual fund product development analyst in July 1993. From January 1997 to April 2001, he was a research analyst on the Value Team and he became a portfolio manager in May 2001.

•

Scott Carroll (Vice President) joined GSAM as a portfolio manager for the Value Team in May 2002. From 1996 to 2002, he worked at Van Kampen Funds where he had portfolio management and analyst responsibilities for Growth and Income and Equity Income funds.

•

Sally Pope Davis (Vice President) joined GSAM as a portfolio manager in August 2001. From December 1999 to July 2001, she was a relationship manager in Private Wealth Management at Goldman Sachs. From August 1989 to November 1999, she was a bank analyst in the Goldman Sachs Investment Research Department.

•

Sean Gallagher (Managing Director) joined GSAM as a research analyst in May 2000. He became a portfolio manager in December 2001. From October 1993 to May 2000, he was a research analyst at Merrill Lynch Asset Management.

•

James Otness (Managing Director) joined GSAM as a portfolio manager in May 2000. From 1998 to 2000, he headed Dolphin Asset Management. From 1970 to 1998, he worked at J.P. Morgan, most recently as a managing director and portfolio manager responsible for small-cap institutional equity investments.

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Lisa Parisi (Managing Director) joined GSAM as a portfolio manager in August 2001. From December 2000 to August 2001, she was a portfolio manager at John A. Levin & Co. From March 1995 to December 2000, she was a portfolio manager and managing director at Valenzuela Capital.

•

Eileen Rominger (Managing Director and Chief Investment Officer) joined GSAM as a portfolio manager and Chief Investment Officer of the Value Team in August 1999. From 1981 to 1999, she worked at Oppenheimer Capital, most recently as a senior portfolio manager.

•

Edward Perkin, CFA (Vice President) is a portfolio manager for the U.S. Value team, where he has broad responsibilities across the value portfolios. Before joining Goldman Sachs, Edward gained research experience from Fidelity Investments and Gabelli Asset Management while attending business school. Prior to that, Edward worked as a senior research analyst at Fiserv. Edward received a B.A. from the University of California, Santa Barbara and received his M.B.A. from Columbia Business School and is a CFA charter holder. Edward joined the Value Team in June of 2002.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

Pending Litigation

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

JNL/Goldman Sachs Short Duration Bond Fund

Investment Objective. The investment objective of the JNL/Goldman Sachs Short Duration Bond Fund is a high level of current income, and secondarily, the potential for capital appreciation.

Principal Investment Strategies. The JNL/Goldman Sachs Short Duration Bond Fund invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed income securities (including derivatives on such securities). Normally the portfolio will focus on high quality securities. The portfolio manager uses duration management as a fundamental part of the management for this portfolio. Generally, the manager expects to track duration of the Merrill Lynch 1-3 Year Treasury Index (plus or minus one year) although the securities held may have short, intermediate, and long terms to maturity. The portfolio’s average duration will not likely exceed 3 years. Duration is a mathematical measure of the average life of a bond that includes its yield, coupon, final maturity and call features. It’s often used to measure the potential volatility of a bond’s price, and is considered a more accurate measure than maturity of a bond’s sensitivity to changes in market interest rates.

The manager intends to invest principally in government securities, corporate debt securities, mortgage-related securities, and derivatives thereof and repurchase agreements collateralized by government securities, all denominated in U.S. dollars.

Government securities include U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities. Mortgage-related securities include mortgage pass-through securities, asset-backed securities, mortgage certificates, collateralized mortgage obligations, stripped mortgage-backed securities, and mortgage dollar rolls. Mortgage-related securities may be government securities or non-government securities and may be based on or collateralized by fixed or adjustable rate mortgage loans or securities.

Corporate debt securities include, but are not limited to, Eurobonds and Yankees issued by Sovereigns, Supranationals and other foreign entities; and preferred stocks.

The Fund may also invest in derivatives (such as options, futures contracts, and swap agreements), and forward commitments as a substitute for securities, to try to increase returns or to hedge against changes in interest rates or to otherwise achieve the portfolio’s goals. Total return is made up of coupon income plus any gains or losses in the value of portfolio securities.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose your money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. For bonds, market risk includes credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of a security will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise causing the value of bonds, including those held by the Fund, to fall. A broad-based market drop also may cause a bond’s price to fall.

•

Derivatives risk. The risk that loss may result from a Fund's investments in options, futures, swaps, structured securities and other derivative instruments. Investing in derivative instruments, such as futures and options, involves special risks. The Fund’s Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

•

U.S. Government securities risk. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

•	Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•

Mortgage-backed securities risk. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Performance. The Performance of a Fund will vary from year to year. The Fund’s performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.55%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.76%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.55%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.56%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$78
3 Years	$243

Expense Example	Class B
1 Year	$57
3 Years	$179

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Temporary defensive position. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets, in cash equivalents or high quality debt instruments. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Goldman Sachs Short Duration Bond Fund is Goldman Sachs Asset Management, L.P. ("GSAM®"), 32 Old Slip, New York, New York 10005. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2005, GSAM along with other units of the Investment Management Division of Goldman Sachs, had assets under management of $496.1 billion (including seed capital and excluding assets under supervision).

The Fund is managed on a team basis. The individual members of the team, who are assisted by the U.S. Fixed Income-Investment Management Team ("U.S. Fixed Income Team"), and are primarily responsible for the day-to-day management of the Fund’s portfolio are:

•	James B. Clark (Managing Director, Co-Head U.S. Fixed Income Team) joined GSAM as a portfolio manager for the U.S. Fixed Income Team in 1994.
•

Christopher Sullivan (Managing Director, Co-Head U.S. Fixed Income Team) joined GSAM as a portfolio manager and Co-Head of the U.S. Fixed Income Team in 2001. Prior to that, he was a senior member of the account management group of Pacific Investment Management Company (PIMCO). Prior to joining PIMCO, he was an equity portfolio manager for Hawaiian Trust Company for three years.

•	James McCarthy (Managing Director) joined GSAM in 1995.
•	Thomas D. Teles (Managing Director) joined GSAM in 2000.
•	Mark Van Wyk (Vice President) joined GSAM in 1994 and specializes in U.S. government and financial derivatives.
•	Peter D. Dion (Vice President) joined GSAM in 1992. He became a portfolio manager in 1995. From 1994 to 1995, he was an associate portfolio manager.
•	Chris Hogan (Vice President) joined GSAM in 2003.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

Pending Litigation

On April 2, 2004, Lois Burke, a plaintiff identifying herself as a shareholder of the Goldman Sachs Internet Tollkeeper Fund, filed a purported class and derivative action lawsuit in the United States District Court for the Southern District of New York against The Goldman Sachs Group, Inc. ("GSG"), Goldman Sachs Asset Management, L.P. ("GSAM"), the Trustees and Officers of the Goldman Sachs Trust (the "Trust"), and John Doe Defendants. In addition, the Goldman Sachs Funds and certain other investment portfolios of the Trust were named as nominal defendants. On April 19 and May 6, 2004, additional class and derivative action lawsuits containing substantially similar allegations and requests for redress were filed in the United States District Court for the Southern District of New York. On June 29, 2004, the three complaints were consolidated into one action, In re Goldman Sachs Mutual Funds Fee Litigation, and on November 17, 2004, the plaintiffs filed a consolidated amended complaint against GSG, GSAM, Goldman Sachs Asset Management International ("GSAMI"), Goldman, Sachs & Co., the Trustees and Officers of the Trust and John Doe Defendants (collectively, the "Defendants") in the United States District Court for the Southern District of New York. Certain investment portfolios of the Trust and Goldman Sachs Variable Insurance Trust (collectively, the "Goldman Sachs Funds") were also named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005.

The consolidated amended complaint, which is brought on behalf of all persons or entities who held shares in the Goldman Sachs Funds between April 2, 1999 and January 9, 2004, inclusive (the "Class Period"), asserts claims involving (i) violations of the Investment Company Act of 1940 (the "Investment Company Act"), the Investment Advisers Act of 1940, and New York General Business Law, (ii) common law breach of fiduciary duty, (iii) aiding and abetting breach of fiduciary duty and (iv) unjust enrichment. The complaint alleges, among other things, that during the Class Period, the Defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Investment Company Act which were necessary to prevent such registration statements and reports from being materially false and misleading. In addition, the complaint alleges that the Goldman Sachs Funds paid excessive and improper investment advisory fees to GSAM and GSAMI. The complaint further alleges that the Trust's Officers and Trustees breached their fiduciary duties by, among other things, permitting the payments to be made. The complaint also alleges that GSAM and GSAMI used Rule 12b-1 fees for improper purposes and made improper use of soft dollars. The plaintiffs in the cases are seeking compensatory damages; punitive damages; rescission of GSAM's and GSAMI's investment advisory agreement and return of fees paid; an accounting of all Goldman Sachs Funds-related fees, commissions and soft dollar payments; restitution of all unlawfully or discriminatorily obtained fees and charges; and reasonable costs and expenses, including counsel fees and expert fees.

Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Goldman Sachs Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to its clients, including the Goldman Sachs Funds.

JNL/JPMorgan International Equity Fund

Investment Objective. The investment objective of the JNL/JPMorgan International Equity Fund is long-term growth of capital.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting primarily of common stocks of non-U.S. companies. The Fund invests in foreign securities that the Sub-Adviser believes offer significant potential for long-term appreciation. The Fund normally has at least three countries represented in its portfolio, including both developed and emerging markets.

The Fund seeks consistent, above-average relative returns and below-average relative risk through a balance of country and sector diversification and the selection of believed underpriced companies. The Sub-Adviser’s process relies on both top-down macroeconomic and market analysis and bottom-up fundamental company research.

The Portfolio uses a three-step bottom-up, stock-picking process. First, regional, locally based analysts rank securities within their regions based on primary research conducted by the analysts. Second, all positively ranked stocks filter up to a group of global sector analysts, who rank the stocks globally. Finally, all securities ranked positively by the local analysts and global sector analysts are considered by a group of senior portfolio managers who construct a diversified and risk managed portfolio.

The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Portfolio may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Emerging markets risk. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

J.P. Morgan Investment Management, Inc. has been serving as the Sub-Adviser to this Fund since May 2, 2005. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 23.24% (4th quarter of 1999) and its lowest quarterly return was -22.59% (3rd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 15.29% (4th quarter of 2004) and its lowest quarterly return was –0.32% (2nd quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	10 year*
JNL/JPMorgan International Equity Fund (Class A)	10.69%	0.94%	4.76%
Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index	13.54%	4.55%	5.40%

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.

* The Fund began operations on May 15, 1995. Prior to May 1, 2000, the Fund was managed by Rowe-Price Fleming International, Inc. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management, Inc.

Average Annual Total Returns as of December 31, 2005[

	1 year	Life of Class*
JNL/JPMorgan International Equity Fund (Class B)	10.94%	12.58%
Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index	13.54%	15.21%

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004. Prior to May 2, 2005, the Fund was managed by Putnam Investment Management, Inc.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.87%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.08%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.87%
12b-1 Service Fee	0.00%
Other Expenses	0.00%
Total Fund Annual Operating Expenses	0.87%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$110
3 Years	$343
5 Years	$595
10 Years	$1,317

Expense Example	Class B
1 Year	$89
3 Years	$278
5 Years	$482
10 Years	$1,073

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

In addition to common stocks, the Fund may also invest in other types of securities, such as preferred stocks, convertible securities, fixed-income securities. Fixed income securities, including preferred stocks and convertible securities, are subject to credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer will not make payments of principal or interest when due. A deterioration in the credit quality of an issuer of fixed income securities will cause the price of those securities to fall. Interest rate risk is the risk that interest rates will rise, causing the prices of fixed income securities, including those owned by the Fund, to fall.

Derivatives. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

Temporary defensive position. For temporary, defensive purposes, when the Sub-Adviser believes other types of investments are advantageous on the basis of both risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund's portfolio.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/JPMorgan International Equity Fund is J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located 522 Fifth Avenue, New York, New York 10036.

J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2005, J. P. Morgan and its affiliates had approximately $791 billion in assets under management.

The Fund is managed by a team of investment professionals, who have on average over 18 years of investment experience. The team is led James Fisher. An employee since 1985, Mr. Fisher is a Managing Director and portfolio manager in the Global Portfolios Group.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

JNL/JPMorgan International Value Fund

Investment Objective. The investment objective of the JNL/JPMorgan International Value Fund is to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, developing markets.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stocks of non-U.S. companies in developed markets. At least 65% of its total assets will be invested, under normal market conditions, in equity securities of foreign issuers included in the Morgan Stanley Capital Index (MSCI) Europe, Australasia and Far East (EAFE) Value Index. The Fund’s industry weightings generally approximate those of the MSCI EAFE Value Index, although it does not seek to mirror the index in its choice of individual securities. In choosing stocks, the Fund emphasizes those that are ranked as undervalued according to the Sub-Adviser’s research, while underweighting or avoiding those that appear overvalued. The Fund may also invest in the equity securities of companies in developing countries or “emerging markets.” The Sub-Adviser considers “emerging markets” to be any market not included in the MSCI EAFE Value Index. An issuer in an emerging market is one that: (i) has its principal securities trading market in an emerging market country and (ii) is organized under the laws of an emerging market.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks of foreign companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Emerging markets risk. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Value investing risk. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Class A

In the period shown in the chart, the Fund’s highest quarterly return was 20.40% (2nd quarter of 2003) and its lowest quarterly return was -24.76% (3rd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 14.93% (4th quarter of 2004) and its lowest quarterly return was –1.55% (2nd quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	Life of Fund*
JNL/JPMorgan International Value Fund (Class A)	18.57%	3.45%	4.05%
MSCI EAFE Value Index	14.52%	7.74%	7.10%

MSCI EAFE Value Index is broad-based, unmanaged index.

* The Fund began operations on March 2, 1998.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/JPMorgan International Value Fund (Class B)	18.90%	19.76%
MSCI EAFE Value Index	14.52%	18.29%

The MSCI EAFE Value Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.87%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.08%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets) [
Class B
Management/Administrative Fee	0.87%
12b-1 Service Fee	0.00%
Other Expenses	0.00%
Total Fund Annual Operating Expenses	0.87%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$110
3 Years	$343
5 Years	$595
10 Years	$1,317

Expense Example	Class B
1 Year	$89
3 Years	$278
5 Years	$482
10 Years	$1,073

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. The JNL/JPMorgan International Value Fund seeks to achieve its investment objective primarily through its stock selection process. Using a variety of quantitative valuation techniques and based on in-house research, the Sub-Adviser ranks issuers within each industry group according to their relative value. The Sub-Adviser makes investment decisions using the research and valuation rankings, as well as its assessment of other factors, including: value characteristics such as price-to-book and price-earnings ratios, catalysts that could trigger a change in a stock's price, potential reward compared to potential risk, and temporary mispricings caused by market overreactions.

Temporary defensive position. The Fund may take a temporary, defensive position by investing a substantial portion of its assets in U.S. government securities, cash, cash equivalents and repurchase agreements. Taking a defensive position may reduce the potential for appreciation in the Fund’s portfolio. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Under normal market conditions, the Fund may invest in money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions.

Portfolio turnover. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

Derivatives. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

When-issued securities. The Fund may invest in when-issued and delayed delivery securities. Actual payment for and delivery of such securities does not take place until some time in the future, i.e., beyond normal settlement. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/JPMorgan International Value Fund is J.P. Morgan Investment Management Inc. (J.P. Morgan), with principal offices at 522 Fifth Avenue, New York, New York 10036. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly held bank holding company and global financial services firm. J.P. Morgan manages assets for governments, corporations, endowments, foundations, and individuals worldwide. As of December 31, 2005, J. P. Morgan and its affiliates had approximately $791 billion in assets under management.

Gerd Woort-Menker, Managing Director of J.P. Morgan is responsible for the day-to-day management of the Fund. Mr. Woort-Menker who is a senior portfolio manager in the Morgan Global Investment team, has been employed by J.P. Morgan since 1987. Mr. Woort-Menker has been on the portfolio management team since 2002.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

JNL/Lazard Emerging Markets Fund

Investment Objective. The investment objective of the JNL/Lazard Emerging Markets Fund is long-term capital appreciation.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities of companies whose principal business activities are located in emerging market countries and that the Sub-Adviser believes are undervalued based on their earnings, cash flow or asset values.

Emerging market countries include all countries represented by the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, which currently includes: Argentina, Brazil, Chile, China, Colombia, Croatia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Jordan, Malaysia, Mexico, Morocco, Netherlands, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand, Turkey and Venezuela.

The allocation of the Fund's assets among emerging market countries may shift from time to time based on the Sub-Adviser's judgment and its analysis of market conditions. However, the Fund is likely to focus on companies in Latin America, the Pacific Basin and Eastern Europe.

The Fund may engage, to a limited extent, in various investment techniques, such as foreign currency transactions and lending portfolio securities.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Emerging markets risk. The Fund will invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Value investing risk. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

Performance. The Performance of a Fund will vary from year to year. The Fund’s performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee*	1.15%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.36%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee*	1.15%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.16%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended

91

to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$138
3 Years	$431

Expense Example	Class B
1 Year	$118
3 Years	$368

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. While the portfolio may engage in foreign currency transactions primarily for hedging purposes, it may also use these transactions to increase returns. However, there is a risk that these transactions may reduce returns or increase volatility.

Derivatives. Derivatives, such as those used in certain foreign currency transactions, can be illiquid and highly sensitive to changes in the related currency. As such, a small investment in certain derivatives could have a potentially large impact on the Fund’s performance. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Lazard Emerging Markets Fund is Lazard Asset Management LLC (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Frères & Co. LLC (Lazard Frères), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by John R. Reinsberg and James M. Donald. Mr. Reinsberg has been with Lazard since 1992 and has been associated with the Emerging Markets Equity strategy since its inception and is a Deputy Chairman of Lazard. Mr. Donald has been with Lazard since 1996 and is a Managing Director of Lazard.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/Lazard Mid Cap Value Fund

Investment Objective. The investment objective of the JNL/Lazard Mid Cap Value Fund is capital appreciation.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented in the Russell Mid Cap Index and that the Sub-Adviser believes are undervalued. The Fund invests in 50-70 securities, with a market capitalization of between $1 billion and $10 billion, or in the Russell Midcap® Index at the time of purchase. The Russell Midcap® Index is composed of selected common stocks of medium-size U.S. companies. The Fund’s equity holdings consist primarily of common stocks, but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. To the extent its assets are not invested in such securities, the Fund may invest in the equity securities of larger capitalization companies or investment-grade fixed-income securities. In searching for undervalued medium capitalization stocks, the Sub-Adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The Sub-Adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell Midcap® Index. The Sub-Adviser may sell a security for any of the following reasons:

•	its price rises to a level where it no longer reflects value (target valuation);

•	the underlying investment assumptions are no longer valid;

•	company management changes their direction; or

•	external events occur (e.g., changes in regulation, taxes and competitive position).

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests primarily in equity securities of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Value investing risk. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

•

Mid-capitalization investing risk. The prices of securities of mid-capitalization companies may fluctuate more than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

•

Non-diversification. The Fund is “non-diversified.” Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund’s total return and share price.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Class A

In the period shown in the chart, the Fund’s highest quarterly return was 19.12% (4th quarter of 2001) and its lowest quarterly return was -16.09% (3rd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 12.99% (4th quarter of 2004) and its lowest quarterly return was –1.29% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	Life of Fund*
JNL/Lazard Mid Cap Value Fund (Class A)	8.81%	11.21%	9.68%
Russell MidCap® Index	12.72%	7.14%	7.80%

The Russell MidCap® Index is a broad-based, unmanaged index.

* The Fund began operations on March 2, 1998.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Lazard Mid Cap Value Fund (Class B)	8.99%	13.63%
Russell MidCap® Index	12.72%	12.89%

The Russell MidCap® Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.82%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.03%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.82%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.83%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
$105
3 Years	$328
5 Years	$569
10 Years	$1,259

Expense Example	Class B
1 Year	$85
3 Years	$265
5 Years	$460
10 Years	$1,025

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. Temporary defensive position. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund’s portfolio.

Derivatives. The Fund may use derivative instruments, such as options and futures contracts and forward currency contracts, for hedging or to enhance return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Lazard Mid Cap Value Fund is Lazard Asset Management LLC (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Frères & Co. LLC (Lazard Frères), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Christopher Blake, Gary Buesser, Andrew Lacey and Robert A. Failla. Mr. Buesser has been with Lazard and has been associated with the Fund since April 2000. He is a Senior Vice President and portfolio manager. Prior to joining Lazard, he worked for Evergreen Funds, SG Cowen, Shearson Lehman Brothers, and Kidder Peabody. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of Lazard. Mr. Blake has been with Lazard since 1995. Mr. Blake is a Managing Director of Lazard. Mr. Lacey and Mr. Blake have shared responsibility for the day-to-day management of the Fund since January 2001 and November 2001, respectively. Mr. Failla is Senior Vice President and portfolio manager and has been with Lazard since 2003. Prior to joining the Firm, Robert was associated with AllianceBernstein.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

JNL/Lazard Small Cap Value Fund

Investment Objective. The investment objective of the JNL/Lazard Small Cap Value Fund is capital appreciation.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a non-diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of companies represented by the Russell 2000® Index that the Sub-Adviser believes are undervalued. The Fund holds between 75 – 150 securities with a market capitalization range of $200 million to $2.5 billion at the time of purchase. The Fund's returns are compared to the Russel 2000® Index. The Russell 2000 Index is composed of selected common stocks of smallU.S. companies. The Fund’s equity holdings consist primarily of common stocks but may also include preferred stocks, securities convertible into or exchangeable for common stocks, rights and warrants, real estate investment trusts and American and Global Depositary Receipts. In searching for undervalued small capitalization stocks, the Sub-Adviser uses a stock-selection process based primarily on analysis of historical financial data, with little emphasis placed on forecasting future earnings or events.

The Sub-Adviser does not automatically sell a security if its market capitalization grows or falls outside the range of companies in the Russell 2000® Index. The Sub-Adviser may sell a security for any of the following reasons:

•	its price rises to a level where it no longer reflects value (target valuation);

•	the underlying investment assumptions are no longer valid;

•	company management changes their direction; or

•	external events occur (e.g., changes in regulation, taxes and competitive position).

The Fund may invest in equity securities of larger U.S. companies or investment-grade fixed-income securities.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Value investing risk. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

•

Small cap investing risk. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

•

Non-diversification. The Fund is “non-diversified.” Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund’s total return and share price.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Class A

In the period shown in the chart, the Fund’s highest quarterly return was 20.18% (2nd quarter of 1999) and its lowest quarterly return was -18.94% (3rd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 11.88% (4th quarter of 2004) and its lowest quarterly return was –2.60% (3rd quarter of 2004).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	Life of Fund*
JNL/Lazard Small Cap Value Fund (Class A)	4.65%	10.23%	6.88%
Russell 2000 Index	4.55%	8.28%	6.18%

The Russell 2000 Index is a broad-based, unmanaged index.

* The Fund began operations on March 2, 1998.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Lazard Small Cap Value Fund (Class B)	4.85%	7.81%
Russell 2000 Index	4.55%	7.91%

The Russell 2000 Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.85%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.06%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.85%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.86%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$108
3 Years	$337
5 Years	$585
10 Years	$1,294

Expense Example	Class B
1 Year	$88
3 Years	$274
5 Years	$477
10 Years	$1,061

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. Temporary defensive position. For temporary, defensive purposes, the Fund may invest up to all of its assets in larger capitalization companies, cash and short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund’s portfolio.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Lazard Small Cap Value Fund is Lazard Asset Management LLC (Lazard), 30 Rockefeller Plaza, New York, New York 10112. Lazard is a subsidiary of Lazard Frères & Co. LLC (Lazard Frères), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

The Fund is managed on a team basis by Patrick Mullin and Andrew Lacey. Mr. Mullin has been with Lazard since 1998. He is a Portfolio Manager and a Director of Lazard. Prior to joining Lazard in 1998, he was with Target

Capital Management from February 1997 to December 1997 and prior to that he was with Dillon, Read & Co. Inc. Mr. Lacey has been with Lazard since 1996. He is a portfolio manager and Deputy Chairman of US/Global Products of Lazard. Mr. Lacey and Mr. Mullin have shared responsibility for the day-to-day management of the Fund since May 2003 and January 2001, respectively.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

JNL/Mellon Capital Management S&P 500 Index Fund

Investment Objective. The investment objective of the JNL/Mellon Capital Management S&P 500 Index Fund is to match the performance of the S&P 500® Index. The Fund is constructed to mirror the S&P 500 Index to provide long-term capital growth.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in large-capitalization company securities. The Fund employs a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 500 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. The Fund attempts to replicate the target index by investing all or substantially all of its assets in the stocks that make up the S&P 500 Index. The Fund's foreign investments generally reflect the weightings of foreign securities in the S&P 500 Index. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long-term.

The Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 500 Index in proportion to their market capitalization weighting in the S&P 500 Index. This approach is called “replication.” When replicating a capitalization-weighted index such as the S&P 500 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share price.

In the event that all the stocks comprising the S&P 500 Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 500 Index in proportion to the weighting in the S&P 500 Index. To the extent that the Fund seeks to replicate the S&P 500 Index using such sampling techniques, a close correlation between the Fund’s performance and the performance of the S&P 500 Index may be anticipated in both rising and falling markets. The Fund’s ability to achieve significant correlation between Fund and S&P 500 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 500 Index.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock’s price to fall.

•

Derivatives risk. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund’s Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Index investing risk. While the S&P 500 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 500 to be significantly influenced by a handful of companies. Thus, the Fund’s performance will be more vulnerable to changes in the market value of those companies.

The stocks of the S&P 500 Index in which the Fund invests are considered large-capitalization stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or mid-capitalization companies.

The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

The correlation between the Fund and S&P 500 Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the index, the size of the Fund’s portfolio and the timing of purchases and redemptions of the Fund’s shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund’s performance may be lower than that of the index.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the returns since the inception of the Fund. The table shows the Fund’s returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Mellon Capital Management Corporation ("Mellon Capital") has been serving as the Sub-Adviser to this Fund since February 18, 2004. Returns shown for the period prior to that date reflect the results achieved by prior Sub-Advisers.

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 15.14% (2nd quarter of 2003) and its lowest quarterly return was –2.25% (1st quarter of 2005).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 9.10% (4th quarter of 2004) and its lowest quarterly return was –2.24% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Fund*
JNL/Mellon Capital Management S&P 500 Index Fund (Class A)	4.37%	3.44%
S&P 500 Index	4.91%	3.97%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Fund began operations on January 15, 2002.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Mellon Capital Management S&P 500 Index Fund (Class B)	4.63%	6.27%
S&P 500 Index	4.91%	6.12%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.39%
12b-1 Service Fee	0.20%
Other Expenses	0.02%
Total Fund Annual Operating Expenses	0.61%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.39%
12b-1 Service Fee	0.00%
Other Expenses	0.02%
Total Fund Annual Operating Expenses	0.41%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

Expense Example	Class A
1 Year	$62
3 Years	$195
5 Years	$340
10 Years	$762

Expense Example	Class B
1 Year	$42
3 Years	$132
5 Years	$230
10 Years	$518

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

The S&P 500 Index. The S&P 500 Index is composed of 500 common stocks that are selected by Standard & Poor’s to capture the price performance of a large cross-section of the U.S. publicly traded stock market. Stocks included in the S&P 500 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 500 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity also are considered in the selection process. While these stocks do not necessarily represent the 500 largest corporations in the Unites States, the S&P 500 Index is recognized for its emphasis toward large stocks. The 500 securities, most of which trade on the New York Stock Exchange, currently represent approximately 80% of the market value of all U.S. common stocks. Each stock in the S&P 500 Index is weighted by its market capitalization. The inclusion of a stock in the S&P 500 Index in no way implies that Standard & Poor’s believes the stock to be an attractive investment, nor is Standard & Poor’s in any way affiliated with the Fund.

113

Cash positions. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also investment to some degree in money market instruments.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Mellon Capital Management S&P 500 Index Fund is Mellon Capital Management Corporation (“Mellon Capital”), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an associate portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 18 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the Society of Investment Analysts of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate and has held various positions in the Equity Portfolio Management group since then. Currently, he co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 11 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the Society of Investment Analysts of San Francisco.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president and in 2004 to a vice president. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 6 years of investment experience. Ms. Wong is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the Society of Investment Analysts of San Francisco.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

Investment Objective. The investment objective of the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is to match the performance of the S&P 400 Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in equity securities of medium capitalization-weighted domestic corporations.

Principal Investment Strategies. The Fund seeks to achieve its objective by utilizing a passive investment approach, called indexing, which attempts to replicate the investment performance of the S&P 400 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in the stocks in the S&P 400 Index in proportion to their market capitalization weighting in the S&P 400 Index. This approach is called “replication.” When replicating a capitalization-weighted index such as the S&P 400 Index, portfolio turnover is reduced to what the index adds and deletes, contract owner contributions and withdrawals, and reinvestment of income. The replicated portfolio does not require rebalancing as a result of market movement. It is rebalanced automatically with the change in share prices of the securities owned.

In the event that all the stocks comprising the S&P 400 Index cannot be purchased, the Fund may purchase a representative sample of stocks from each economic sector included in the S&P 400 Index in proportion to the weighting in the S&P 400 Index. To the extent that the Fund seeks to replicate the S&P 400 Index using such sampling techniques, a close correlation between the Fund’s performance and the performance of the S&P 400 Index may be anticipated in both rising and falling markets. The Fund’s ability to achieve significant correlation between the Fund and S&P 400 Index performance may be affected by changes in securities markets and changes in the composition of the S&P 400 Index.

The Fund may invest in derivatives to manage contract owner cash flows and equitize dividend accruals.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock’s price to fall.

•

Mid-capitalization investing risk. Historically, mid-capitalization stocks have been more volatile in price than large-capitalization stocks that dominate the overall stock market and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

•

Derivatives risk. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund’s Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Index investing risk. While the S&P 400 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the S&P 400 Index to be significantly influenced by a handful of companies. Thus, the Fund’s performance will be more vulnerable to changes in the market value of those companies.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower than that of other types of funds, such as those emphasizing small- or large-capitalization companies.

The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

The correlation between the Fund and S&P 400 Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the index, the size of the Fund’s portfolio and the timing of purchases and redemptions of the Fund’s shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund’s performance may be lower than that of the index.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the returns since the inception of the Fund. The table shows the Fund’s returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 17.40% (2nd quarter of 2003) and its lowest quarterly return was -2.31% (3rd quarter of 2004).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 12.08% (4th quarter of 2004) and its lowest quarterly return was –2.22% (3rd quarter of 2004).

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Fund*
JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class A)	11.98%	10.80%
S&P 400 MidCap Index	12.56%	11.39%

The S&P MidCap 400 Index is a broad-based, unmanaged index.

* The Fund began operations on January 15, 2002.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class B)	12.14%	11.95%
S&P 400 MidCap Index	12.56%	11.68%

The S&P MidCap 400 Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.39%
12b-1 Service Fee	0.20%
Other Expenses	0.02%
Total Fund Annual Operating Expenses	0.61%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.39%
12b-1 Service Fee	0.00%
Other Expenses	0.02%
Total Fund Annual Operating Expenses	0.41%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

Expense Example	Class A
1 Year	$62
3 Years	$195
5 Years	$340
10 Years	$762

Expense Example	Class B
1 Year	$42
3 Years	$132
5 Years	$230
10 Years	$518

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

The S&P 400 MidCap Index. The S&P MidCap 400 Index consists of 400 domestic stocks that are selected by Standard & Poor’s to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks included in the S&P 400 Index are chosen with the aim of achieving a representative portfolio from the various components of the U.S. economy. A limited percentage of the S&P 400 Index may include foreign securities traded on U.S. exchanges. Aggregate market value and trading activity are also considered in the selection process. Each stock in the S&P 400 Index is weighted by its market capitalization (or the stock’s price multiplied by the number of shares outstanding, as the S&P 400 Index is considered a capitalization-weighted index.) The inclusion of a stock in the S&P 400 Index in no way implies that Standard & Poor’s believes the stock to be an attractive investment, nor is Standard & Poor’s in any way affiliated with the Fund.

Cash positions. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Mellon Capital Management S&P 400 MidCap Index Fund is Mellon Capital Management Corporation (“Mellon Capital”), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an associate portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 18 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the Society of Investment Analysts of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate and has held various positions in the Equity Portfolio Management group since then. Currently, he co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 11 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the Society of Investment Analysts of San Francisco.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president and in 2004 to a vice president. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 6 years of investment experience. Ms. Wong is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the Society of Investment Analysts of San Francisco.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/Mellon Capital Management Small Cap Index Fund

Investment Objective. The investment objective of the JNL/Mellon Capital Management Small Cap Index Fund is to match the performance of the Russell 2000® Index1. The capitalization range for the Russell 2000 Index is currently approximately $25 million at the bottom of the range and $4.8 billion at the top of the range. The Fund is constructed to mirror the index to provide long-term growth of capital by investing in equity securities of small- to mid-size domestic companies.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the Russell 2000 Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective investment approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of securities, which seeks to match the performance and characteristics of the Russell 2000 Index through replicating a majority of the Russell 2000 Index and sampling from the remaining securities. To the extent that the Fund seeks to replicate the Russell 2000 Index using sampling techniques, a close correlation between the Fund’s performance and the performance of the Russell 2000 Index may be anticipated in both rising and falling markets.

The Fund may invest in derivatives to manage contract owner cash flows and to equitize dividend accruals.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of a company may result in a decline in its stock price, and a broad-based market drop may also cause a stock’s price to fall.

•

Derivatives risk. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund’s Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

•

Small cap investing risk. Investing in smaller, newer companies generally involves greater risks than investing in larger, more established ones. The companies in which the Fund is likely to invest have limited product lines, markets or financial resources, or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more

_________________________

1 Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell 2000 Index.

established companies or the market averages in general. In addition, many small capitalization companies may be in the early stages of development. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Accordingly, an investment in the Fund may not be appropriate for all investors.

•

Mid-cap investing risk. Mid-capitalization stocks may be more volatile in price than large-capitalization stocks that dominate the overall stock market, and often perform quite differently. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

•

Index investing risk. While the Russell 2000 Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the Russell 2000 Index to be significantly influenced by a handful of companies. Thus, the Fund’s performance will be more vulnerable to changes in the market value of those companies.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower or higher than that of other types of funds.

The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

The correlation between the Fund and Russell 2000 Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the Russell 2000 Index, the size of the Fund’s portfolio and the timing of purchases and redemptions of the Fund’s shares. Because the Fund has expenses and other investment considerations that an index does not, the Fund’s performance may be lower than that of the index.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the returns since the inception of the Fund. The table shows the Fund’s returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Annual Total Returns as of December 31

Class A

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 13.86% (4th quarter of 2004) and its lowest quarterly return was –5.38% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Fund*
JNL/Mellon Capital Management Small Cap Index Fund (Class A)	4.22%	9.48%
Russell 2000 Index	4.55%	10.04%

The Russell 2000 Index is a broad-based, unmanaged index.

* The Fund began operations on January 15, 2002.

Average Annual Total Returns as of December 31, 2005]

	1 year	Life of Class*
JNL/Mellon Capital Management Small Cap Index Fund (Class B)	4.38%	8.16%
Russell 2000 Index	4.55%	7.91%

The Russell 2000 Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.39%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.60%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.39%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.40%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

Expense Example	Class A
1 Year	$61
3 Years	$192
5 Years	$335
10 Years	$750

Expense Example	Class B
1 Year	$41
3 Years	$128
5 Years	$224
10 Years	$505

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Russell 2000 Index. The Russell 2000 Index is composed of approximately 2000 common stocks that are selected by the Frank Russell Company to capture the price performance of a large cross section of the U.S. publicly traded stock market. Stocks that are included in the Russell 2000 Index are chosen with the aim of achieving a broad representative portfolio from the various sectors of the U.S. economy. These stocks do not necessarily represent the entire U.S. economy, as they exclude approximately 1000 large company stocks. Stocks held in the Russell 1000 Index are excluded from the Russell 2000 Index. The Russell 2000 Index is recognized for its emphasis towards small- and mid-size stocks, essentially the remainder of the U.S. market. Each stock in the Russell 2000 Index is weighted by its market capitalization (the total market value relative to the total market values of all the securities in the Russell 2000 Index).

The inclusion of a security in the Russell 2000 Index in no way implies that the Frank Russell Company believes that security to be an attractive investment, nor is the Frank Russell Company in any way affiliated with the Fund.

Cash positions. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Mellon Capital Management Small Cap Index Fund is Mellon Capital Management Corporation (“Mellon Capital”), located at 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an associate portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 18 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the Society of Investment Analysts of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate and has held various positions in the Equity Portfolio

Management group since then. Currently, he co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 11 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the Society of Investment Analysts of San Francisco.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president and in 2004 to a vice president. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 6 years of investment experience. Ms. Wong is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the Society of Investment Analysts of San Francisco.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/Mellon Capital Management International Index Fund

Investment Objective. The investment objective of the JNL/Mellon Capital Management International Index Fund is to match the performance of the Morgan Stanley Capital International (MSCI) Europe Australasia Far East (EAFE) Free Index. The Fund is constructed to mirror the index to provide long-term capital growth by investing in international equity securities attempting to match the characteristics of each country within the index.

Principal Investment Strategies. The Fund seeks to achieve this investment objective by utilizing a passive investment approach, called indexing, which attempts to track the investment performance of the MSCI EAFE® 1 Free Index through statistical procedures. The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis. Indexing offers a cost-effective approach to gaining diversified market exposure over the long term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a portfolio of international securities, sampling from the stocks included in the MCSI EAFE Free Index or derivative securities economically related to the MSCI EAFE Free Index.

To implement this strategy, the Fund may invest up to 50% of its net asset value in derivatives to manage contract owner cash flows and anticipated dividend accruals, and to facilitate meeting the Fund’s objectives. For example, the Fund may use foreign currency forward contracts to maintain the approximate currency exposure of the MSCI EAFE Free Index.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile and less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

_________________________

1 MSCI EAFE is a trademark of Morgan Stanley Capital International, Inc., and has been licensed for use by Mellon Financial Corporation. The Fund is not sponsored, endorsed, sold or promoted by the Morgan Stanley Capital International, Inc., and Morgan Stanley Capital International, Inc. makes no representation regarding the advisability of investing in the Fund.

•

Derivatives risk. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

•

Index investing risk. While the MSCI EAFE Index is comprised of the stocks of a large number of companies, market fluctuations can cause the performance of the MSCI EAFE Index to be significantly influenced by a handful of companies. Thus, the Fund’s performance will be more vulnerable to changes in the market value of those companies.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund’s performance may sometimes be lower than that of other types of funds, such as those emphasizing domestic companies.

The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.

The correlation between the Fund and MSCI EAFE Free Index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the index, the size of the Fund’s portfolio and the timing of purchases and redemptions of the Fund’s shares. Because the Fund has operating expenses and other considerations that the index does not, the Fund’s performance may be lower than that of the index.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the returns since the inception of the Fund. The table shows the Fund’s returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 18.84% (2nd quarter of 2003) and its lowest quarterly return was –1.03% (1st quarter of 2005).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 15.19% (4th quarter of 2004) and its lowest quarterly return was –1.03% (2nd quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Fund*
JNL/Mellon Capital Management International Index Fund (Class A)	13.31%	12.70%
MSCI E.A.FE. Index	13.54%	13.33%

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.

* The Fund began operations on January 15, 2002.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Mellon Capital Management International Index Fund (Class B)	13.46%	15.58%
MSCI E.A.FE. Index	13.54%	15.21%

The Morgan Stanley Europe and Australasia, Far East Equity (MSCI E.A.FE.) Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.45%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.66%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.45%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.46%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

Expense Example	Class A
1 Year	$67
3 Years	$211
5 Years	$368
10 Years	$822

134

Expense Example	Class B
1 Year	$47
3 Years	$148
5 Years	$258
10 Years	$579

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

The MSCI EAFE Free Index. The MSCI EAFE Free Index is comprised of common stocks from the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Greece, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The companies within each country are selected by MSCI to capture the price performance of a large cross section of the international publicly traded stock markets. Stocks included in the MSCI EAFE Free Index are chosen with the aim of achieving a representative portfolio from the various countries and sectors of the developed international economy. Aggregate market value and trading activity are also considered in the selection process. The inclusion of a stock in the MSCI EAFE Free Index in no way implies that Morgan Stanley Capital International, Inc. believes the stock to be an attractive investment, nor is Morgan Stanley Capital International, Inc. in any way affiliated with the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Mellon Capital Management International Index Fund is Mellon Capital Management Corporation (“Mellon Capital”), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are:

Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988 as an associate portfolio manager, and throughout the years has held various positions in the Equity Portfolio Management group. Since 1991 Ms. Ellison has been acting as head of Equity Portfolio Management and is responsible for the management of all U.S. and international equity portfolios. Ms. Ellison is a graduate of San Francisco State University with a Bachelor of Science degree. Ms. Ellison has 18 years of investment experience. She is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the Society of Investment Analysts of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995 as senior associate and has held various positions in the Equity Portfolio Management group since then. Currently, he co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown has 11 years of investment experience. Mr. Brown is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the Society of Investment Analysts of San Francisco.

Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager. In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president and in 2004 to a vice president. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong has 6 years of investment experience. Ms. Wong is a member of CFA Institute, formerly the Association for Investment Management and Research (AIMR), and the Society of Investment Analysts of San Francisco.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/Mellon Capital Management Bond Index Fund

Investment Objective. The investment objective of the JNL/Mellon Capital Management Bond Index Fund is to match the performance of the Lehman Brothers Aggregate Bond Index. The Fund is constructed to mirror the Index to provide a moderate rate of income by investing in domestic fixed-income investments.

Principal Investment Strategies. The Fund seeks to achieve its objective by utilizing a passive investment approach called indexing, which seeks to track the investment performance of the Lehman Brothers Aggregate Index through statistical procedures. Bonds are selected based on their characteristics to create a portfolio that profiles the Index. The Fund does not employ traditional methods of active investment management such as actively buying and selling bonds based upon interest rate bets or sector rotation. Indexing offers a cost-effective approach to gaining diversified market exposure over the long-term.

The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in fixed-income securities that seek to match the performance and summary characteristics of the Lehman Brothers Aggregate Bond Index. Research and experience indicates that it is impractical to fully replicate most broad fixed-income indices. This index includes thousands of issues, many of which may be illiquid and unavailable in the secondary market. Additionally, reinvestment of cash flows would be costly in a full replication environment, as it would entail trading many issues in uneven amounts. Given these difficulties, the Sub-Adviser utilizes a sampling approach that combines analysis and the experience and judgment of its investment professionals.

Through the sampling approach, the Fund’s Sub-Adviser selects a basket of securities in order to match the important risk characteristics of the Lehman Brothers Aggregate Bond Index. Buy and sell decisions are based primarily on portfolio characteristic overweightings and underweightings. The Fund’s composition is continuously evaluated relative to the Index, and if necessary, the portfolio is rebalanced, typically using cash flows from accruals and contract owner contributions and withdrawals.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond’s price to fall.

•	Pre-payment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•	Index investing risk. The Fund uses an indexing strategy. It does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor bond performance.

The correlation between the Fund and index performance may be affected by the Fund’s expenses, changes in securities markets, changes in the composition of the index, the size of the Fund’s portfolio and the timing of purchases and redemptions of the Fund’s shares. Because the Fund is subject to expenses and other considerations to which the index is not, and because the Sub-Adviser uses a sampling technique rather than full replication of the index, the Fund’s performance may be lower than that of the index.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the returns since the inception of the Fund. The table shows the Fund’s returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 3.06% (3rd quarter of 2004) and its lowest quarterly return was -2.61% (2nd quarter of 2004).

Class B

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Fund*
JNL/Mellon Capital Management Bond Index Fund (Class A)	1.85%	4.26%
Lehman Brothers Aggregate Bond Index	2.43%	5.29%

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

* The Fund began operations on January 15, 2002.

Average Annual Total Returns as of December 31, 2005 [

	1 year	Life of Class*
JNL/Mellon Capital Management Bond Index Fund (Class B)	2.04%	1.71%
Lehman Brothers Aggregate Bond Index	2.43%	2.72%

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.40%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.61%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.40%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.41%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs will be:

Expense Example	Class A
1 Year	$62
3 Years	$195
5 Years	$340
10 Years	$762

Expense Example	Class B
1 Year	$42
3 Years	$132
5 Years	$230
10 Years	$518

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

The Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Index is comprised of investment-grade, fixed-rate U.S. bonds, including Treasuries, corporate bonds, agency mortgage pass-through securities, and asset-backed securities. The bonds selected for the Index must meet the following criteria: (1) the maturity must be greater than one year; (2) the issue must have at least $250 million available to investors; (3) the rating must be investment grade (Baa3 or better) by Moody’s Investors Service or Standard & Poor's; (4) the rate must be fixed; and (5) the bond must be U.S. dollar-denominated and non-convertible. The inclusion of a bond in the Lehman Brothers Aggregate Index in no way implies that Lehman Brothers believes the bond to be an attractive investment, nor is Lehman Brothers in any way affiliated with the Fund.

Derivatives. Derivatives, such as futures or options on futures, are permitted investments of the Fund. However, the Fund’s Sub-Adviser expects to make such investments only infrequently due to the liquidity provided by the Fund’s principal investments. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The

Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Mellon Capital Management Bond Index Fund is Mellon Capital Management Corporation (“Mellon Capital”), located at 595 Market Street, San Francisco, California 94105. Mellon is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. Mellon utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objectives. The individual members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are:

David C. Kwan has been a Managing Director of Mellon Capital Management Corporation since 2000. He has also been the Head of Fixed Income Management Group since 1994 and the Head of the Trading Group since 1996. Mr. Kwan has direct oversight responsibility for all U.S. and international fixed income portfolios, and the management of the Global Opportunity Strategy. Mr. Kwan has had various positions and responsibilities at Mellon Capital since he joined in 1990, one of which was management of the firm's Enhanced Asset Allocation Fund. He received his M.B.A. degree from University of California at Berkeley in 1981.

Lowell Bennett has been a Director of Mellon Capital Management Corporation since 2000. Mr. Bennett joined Mellon Capital in 1997 as a Vice President and fixed income strategist. He is responsible for the development and implementation of fixed income strategies of the company. Prior to joining Mellon Capital, he was a fixed income strategist at Merrill Lynch. He received his M.B.A. degree from Stanford University in 1987. Mr. Bennett has 19 years of finance and investment experience.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

Investment Objective. The investment objective of the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is to exceed the performance of the S&P 500 Index by tilting towards stocks having higher expected return while maintaining overall index characteristics.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of large- and medium-capitalization U.S. companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks. The Fund owns a large number of stocks within the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index). Within each sector, the Fund overweights stocks that the Sub-Adviser regards as attractive and underweights or does not hold stocks that the Sub-Adviser determines to be unattractive. By so doing, the Fund seeks returns that exceed those of the S&P 500 Index over the long-term while maintaining overall index characteristics.

In managing the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, the Sub-Adviser generally employs a three-step process:

(i)

Based on quantitative research, the Sub-Adviser takes a comprehensive look at a company’s fundamentals. This approach is designed to provide insight into a company’s cashflow prospects relative to its stock price.

(ii)

The research findings allow the Sub-Adviser to rank the companies in each sector according to their attractiveness based on valuation, earnings quality and other characteristics determined by the research process.

(iii)	The Sub-Adviser buys and sells stocks for the Fund based on the ranking arising from the comprehensive quantitative model.

The Fund may invest in derivative securities to manage cash flows and equitize dividend accruals.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Derivatives risk. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities, asset-backed securities and exchange traded funds, involves special risks. The Fund’s Sub-Adviser must choose the correct derivatives exposure versus the underlying assets to be hedged in order to realize the desired results from the investment. The derivatives purchased are priced on the index that the Sub-Adviser is tracking. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of derivatives that do not correlate with price movements in the rest of the portfolio.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Investing risk arising from judgment on valuation. The valuation approach that is inherent to the quantitative process carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the returns since the inception of the Fund. The table shows the Fund’s returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 15.58% (2nd quarter of 2003) and its lowest quarterly return was -17.77% (3rd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 9.64% (4th quarter of 2004) and its lowest quarterly return was –2.25% (3rd quarter of 2004).

Average Annual Total Returns as of December 31, 2005 [

	1 year	5 year	Life of Fund*
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund (Class A)	4.24%	-0.17%	-0.95%
S&P 500 Index	4.91%	0.55%	0.48%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Fund began operations on May 16, 1999.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund (Class B)	4.54%	6.82%
S&P 500 Index	4.91%	6.12%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.58%
12b-1 Service Fee	0.20%
Other Expenses	0.02%
Total Fund Annual Operating Expenses	0.80%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.58%
12b-1 Service Fee	0.00%
Other Expenses	0.03%
Total Fund Annual Operating Expenses	0.61%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$82
3 Years	$255
5 Years	$444
10 Years	$990

Expense Example	Class B
1 Year	$62
3 Years	$195
5 Years	$340
10 Years	$762

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

In general, the Sub-Adviser buys stocks that it identifies as attractive based on the quantitative model and considers selling them when they get unattractive. The model itself is subject to change based on the findings and insights of the research group at Mellon Capital. Under normal market conditions, the Fund holds approximately 200-350 stocks and limits each stock’s weight in the portfolio to be within +/- 1.0% of its weight in the S&P 500 Index.

Cash positions. To effectively manage cash inflows and outflows, the Fund will maintain a cash position primarily consisting of shares of other money market mutual funds. The Fund may also invest to some degree in money market instruments.

Temporary defensive position. The Fund may invest up to 100% of its assets in investment-grade, short-term fixed-income securities during severe market downturns. During any period in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective.

Derivatives. The Fund may use derivative instruments, such as futures contracts, options, forward currency contracts, swaps and exchange traded funds, for hedging and risk management, i.e., to establish or adjust exposure to the equities market. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

A Fund’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund is Mellon Capital Management Corporation (“Mellon Capital”), located at 595

Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a wholly owned subsidiary of Mellon Financial Corporation, a publicly traded financial and bank holding company.

Mellon Capital supervises and manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities. Mellon Capital utilizes teams of investment professionals acting together to manage the assets of the Fund. The team meets regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the portfolio as they deem appropriate in the pursuit of the Fund’s investment objectives. The manager of the team who is primarily responsible for the day-to-day management of the Fund’s portfolio is:

Warren Chiang, CFA, has been a Managing Director, Enhanced Equity Strategies at Mellon Capital since January 2006. He joined Mellon Capital in 1995 as a research associate. Throughout the years he has held various positions in the Equity Portfolio Management group among which were: Vice President from 2000 to 2002 and Director from 2002 to 2003. In 2003 he was promoted to Director of Enhanced Equity Strategies. Currently he heads a team of portfolio managers covering enhanced and active equity funds. Mr. Chiang is responsible for refinement and implementation of the enhanced equity portfolio management process. Prior to joining Mellon Capital, he was a research associate for Pacific Basin Studies at the Federal Reserve in San Francisco. Mr. Chiang has 11 years of investment experience. Mr. Chiang received an M.B.A. from University of California at Berkeley in 2005.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/Oppenheimer Global Growth Fund

Investment Objective. The investment objective of the JNL/Oppenheimer Global Growth Fund is to seek capital appreciation.

Principal Investment Strategies. The Fund attempts to achieve its objective by investing primarily in common stocks of companies in the U.S and foreign countries. The Fund can invest without limit in foreign securities and can invest in any country, including countries with developed or emerging markets. However, the Fund currently emphasizes investments in developed markets such as the United States, Western European countries and Japan. The Fund does not limit its investments to companies in a particular capitalization range, but currently focuses its investments in mid-capitalization and large-capitalization companies.

The Fund is not required to allocate its investments in any set percentages in any particular countries. As a fundamental policy, the Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Mid-cap investing risk. The stock prices of mid-capitalization companies may tend to fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Emerging market risk. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

•

Growth investing risk. Growth companies usually invest a high portion of earnings in their businesses and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

•

Industry focus risk. At times the Fund may increase the relative emphasis of its investments in a particular industry. Stocks of issuers in a particular industry are subject to changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others. To the extent that the Fund has greater emphasis on investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

•

Cyclical opportunities risk. The Fund may also seek to take advantage of changes in the business cycle by investing in companies that are sensitive to those changes if the portfolio manager believes they have growth potential. The Fund might sometimes seek to take tactical advantage of short-term market movements or events affecting particular issuers or industries. There is a risk that if the event does not occur as expected, the value of the stock could fall, which in turn could depress the Fund’s share prices. Cyclical stocks in which the Fund may invest tend to increase in value more quickly during economic upturns than non-cyclical stocks, but they also tend to lose value more quickly in economic downturns. These companies may have relatively weak balance sheets and, during economic downturns, they may have insufficient cash flow to pay their debt obligations and difficulty finding additional financing needed for their operations.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Annual Total Returns as of December 31

Class A

In the period shown in the chart, the Fund’s highest quarterly return was 20.48% (2nd quarter of 2003) and its lowest quarterly return was -18.48% (3rd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 15.82% (4th quarter of 2004) and its lowest quarterly return was –3.19% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Fund*
JNL/Oppenheimer Global Growth Fund (Class A)	13.74%	6.76%
Morgan Stanley Capital International World Index	10.02%	3.47%

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.

* The Fund began operations on May 1, 2001.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Oppenheimer Global Growth Fund (Class B)	13.98%	14.73%
Morgan Stanley Capital International World Index	10.02%	10.51%

The Morgan Stanley Capital International World Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.85%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.06%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.85%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.86%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$108
3 Years	$337
5 Years	$585
10 Years	$1,294

154

Expense Example	Class B
1 Year	$88
3 Years	$274
5 Years	$477
10 Years	$1,061

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Security selection criteria. In selecting securities for the Fund, the Fund’s portfolio manager looks primarily for foreign and U.S. companies with high growth potential. The portfolio manager uses fundamental analysis of a company’s financial statements, management structure, operations and product development, and considers factors affecting the industry of which the issuer is part. The portfolio manager considers overall and relative economic conditions in U.S. and foreign markets, and seeks broad portfolio diversification in different countries to help moderate the special risks of foreign investing. The portfolio manager currently focuses on the factors below (which may vary in particular cases and may change over time), looking for:

•	Stocks of small-, medium- and large-capitalization growth-oriented companies worldwide,
•	Companies that stand to benefit from global growth trends,
•	Businesses with strong competitive positions and high demand for their products or services,
•	Cyclical opportunities in the business cycle and sectors or industries that may benefit from those opportunities.

In applying these and other selection criteria, the portfolio manager considers the effect of worldwide trends on the growth of various business sectors. The trends, or global “themes,” currently considered include development of new technologies, corporate restructuring, the growth of mass affluence and demographic changes.

Temporary defensive position. For temporary, defensive purposes, the Fund can invest up to 100% of its assets in temporary defensive investments. These would ordinarily be U.S. government securities, highly-rated commercial paper, bank deposits or repurchase agreements. For cash management purposes, the Fund can hold cash equivalents such as commercial paper, repurchase agreements, Treasury bills and other short-term U.S. government securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Oppenheimer Global Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Effective October 1, 2005, the portfolio manager of the Fund is Rajeev Bhaman, Vice President. He is the person principally responsible for the day-to-day management of the Fund's portfolio. Mr. Bhaman had been co-manager of the Fund since August 2004 and a Portfolio Manager at Oppenheimer since January 1997. Prior to joining Oppenheimer in 1996, Mr. Bhaman was employed at Barclays de Zoete Wedd Inc., concentrating on Asian research and research sales. Mr. Bhaman holds a B.A. and an M.B.A. from Cornell University as well as an M.B.A. in International Business from Katholieke Universiteit te Leuven in Belgium. He has earned the right to use the Chartered Financial Analyst designation.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

JNL/Oppenheimer Growth Fund

Investment Objective. The investment objective of the JNL/Oppenheimer Growth Fund is to seek capital appreciation.

Principal Investment Strategies. The Fund invests mainly in common stocks of “growth companies.” The Fund currently focuses on stocks of companies having, at the time of purchase a large capitalization (currently more than $12 billion) or mid-capitalization ($2 billion to $12 billion), but this focus could change over time as well as the companies the Fund considers to be currently large- and mid-capitalization. The Fund can invest in domestic companies and foreign companies, although most of its investments are in stocks of U.S. companies.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Mid-cap investing risk. The prices of stocks of mid-capitalization companies may fluctuate more widely than those of larger, more established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Growth investing risk. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Class A

In the period shown in the chart, the Fund’s highest quarterly return was 9.65% (2nd quarter of 2003) and its lowest quarterly return was -11.36% (3rd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 8.68% (4th quarter of 2004) and its lowest quarterly return was –6.25% (3rd quarter of 2004).

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Fund*
JNL/Oppenheimer Growth Fund (Class A)	9.16%	-1.25%
S&P 500 Index	4.91%	1.40%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Fund began operations on May 1, 2001.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Oppenheimer Growth Fund (Class B)	9.27%	6.08%
S&P 500 Index	4.91%	6.12%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)]
Class A
Management/Administrative Fee	0.77%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.98%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.77%
12b-1 Service Fee	0.00%
Other Expenses	0.00%
Total Fund Annual Operating Expenses	0.77%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$100
3 Years	$312
5 Years	$542
10 Years	$1,201

Expense Example	Class B
1 Year	$79
3 Years	$246
5 Years	$428
10 Years	$954

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. Security selection criteria. The Fund portfolio manager looks for high-growth companies. The portfolio manager focuses on factors that may vary in particular cases and over time in seeking broad diversification of the Fund’s portfolio among industries and market sectors. Currently the portfolio manager looks for:

•	Companies that are established and well-known in the marketplace
•	Companies with above-average earnings growth
•	Companies in high-growth market sectors that are leaders within their sectors
•	Growth rates that the portfolio manager believes may be sustainable over time.

Temporary defensive position. In times of unstable adverse market or economic conditions, the Fund can invest up to 100% of its assets in temporary defensive investments. Generally they would be cash equivalents, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements and may include other investment-grade debt securities. The Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund’s shares or portfolio securities or to meet anticipated redemptions of Fund shares.

During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Oppenheimer Growth Fund is OppenheimerFunds, Inc. ("Oppenheimer"), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Oppenheimer is wholly owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

The portfolio manager of the Fund is David Poiesz, who is the person primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Poiesz has been Vice President of the Fund and Senior Vice President of Oppenheimer since June 2004. Prior to joining Oppenheimer, Mr. Poiesz was a senior portfolio manager at Merrill Lynch from 2002 to 2004. In addition, Mr. Poiesz was a founding partner of River Rock, a tech-oriented hedge fund from 1999 to 2001 and a portfolio manager at Jennison Associates from 1992-1999.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

JNL/PIMCO Real Return Fund

Investment Objective. The investment objective of the JNL/PIMCO Real Return Fund is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

Principal Investment Strategies. The Fund seeks its investment objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations. Normally, the Fund focuses on investment in or exposure to inflation-indexed bonds such as Treasury Inflation Protection Securities (TIPS) which are issued by the U.S. government. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Lehman Brothers U.S. TIPS Index, which as of December 31, 2005 was 6.60 years. For these purposes, in calculating the Fund's average portfolio duration, PIMCO includes the real duration of inflation-indexed portfolio securities and the nominal duration of non-inflation-indexed portfolio securities.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rated B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. The Fund is non-diversified, which means it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Fund may invest all of its assets in derivative instruments, such as futures, options, forward contracts or swap agreements, or in mortgage or asset-backed securities. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls).

Consistent with the Fund’s investment policies, the Fund may invest in "Fixed Income Instruments", which as used by this Fund include:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country’s willingness to meet the terms of its debt obligations, can create special risks.

•

Emerging market risk. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Derivatives risk. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

•

Interest rate risk. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

•

High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

•

Non-diversification. The Fund is “non-diversified.” Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund’s total return and share price.

•

Credit risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

•

U.S. Government securities risk. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

•

Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

•

Mortgage risk. A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

•

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.

Performance. The Performance of a Fund will vary from year to year. The Fund’s performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund will commence operations on the effective date of this prospectus.

Expenses.	The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.60%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.81%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.60%
12b-1 Service Fee	0.00%

Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.61%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$83
3 Years	$259

Expense Example	Class B
1 Year	$62
3 Years	$195

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

The Portfolios may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this prospectus. These securities and techniques may subject the Portfolios to additional risks.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/PIMCO Real Return Fund is Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company.

John B. Brynjolfsson, CFA, managing director, portfolio manager is primarily responsible for the day-to-day management of the Fund. Mr. Brynjolfsson joined PIMCO in 1989. He has 19 years of investment experience and is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. Mr. Brynjolfsson has a bachelor's degree from Columbia College and an MBA from the MIT Sloan School of Management.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

Regulatory Inquiries and Pending Litigation

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including the Trust, Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust, have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the Trust and the Allianz Funds during specified periods, or as derivative actions on behalf of the Trust and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and Funds of the Trust and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the Trust or on behalf of the Trust itself against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz Funds and Funds of the Trust, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The Trust has learned that, on April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by Allianz Global Investors Fund Management LLC and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with Allianz Global Investors Fund Management in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey

Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

If the West Virginia Complaint were to result in a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or AGID’s ability to p erform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

JNL/PIMCO Total Return Bond Fund

Investment Objective. The investment objective of the JNL/PIMCO Total Return Bond Fund is to realize maximum total return, consistent with the preservation of capital and prudent investment management.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of fixed-income investments of U.S. and foreign issuers such as government, corporate, mortgage- and other asset-backed securities and cash equivalents. For purposes of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed income instruments mentioned above. The average portfolio duration of the Fund normally varies within a three- to six-year time frame based on the Sub-Adviser’s forecast for interest rates.

The Fund may invest up to 10% of its total assets in high-yield securities (“junk bonds”) rated B or higher by Moody’s or S&P or, if unrated, determined by the Sub-Adviser to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a Fund of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Consistent with the Fund’s investment policies, the Fund may invest in "Fixed Income Instruments", which as used in this prospectus includes:

•	securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises ("U.S. Government Securities");
•	corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;
•	mortgage-backed and other asset-backed securities;
•	inflation-indexed bonds issued both by governments and corporations;
•	structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;
•	delayed funding loans and revolving credit facilities;
•	bank certificates of deposit, fixed time deposits and bankers’ acceptances;
•	repurchase agreements and reverse repurchase agreements;
•	debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises;
•	obligations of non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises; and
•	obligations of international agencies or supranational entities.

The Fund may invest in derivatives based on Fixed Income Instruments.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. The market price of securities owned by a Fund may fluctuate, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country’s willingness to meet the terms of its debt obligations, can create special risks.

•

Emerging market risk. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Derivatives risk. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

•

Interest rate risk. The risk that when interest rates increase, fixed income securities held by a Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Inflation-indexed securities, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than normal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

•

High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

•

Credit risk. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

•

U.S. Government securities risk. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Funds, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

•

Issuer risk. The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

•

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

•

Mortgage risk. A Fund that purchases mortgage-related securities is subject to certain additional risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. This is known as contraction risk.

•

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolios securities, and the use of when-issued, delayed delivery or forward commitment transactions. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or “earmark” liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Fund to be more volatile than if the Fund had not been leveraged. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Class A

In the period shown in the chart, the Fund’s highest quarterly return was 6.14% (3rd quarter of 2001) and its lowest quarterly return was -2.32% (2nd quarter of 2004).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 3.23% (3rd quarter of 2004) and its lowest quarterly return was –0.56% (3rd quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	Life of Fund*
JNL/PIMCO Total Return Bond Fund (Class A)	2.40%	5.96%	5.95%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	5.86%

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

* The Fund began operations on March 2, 1998.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/PIMCO Total Return Bond Fund (Class B)	2.52%	2.65%
Lehman Brothers Aggregate Bond Index	2.43%	2.72%

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses.	The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.60%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.81%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.60%
12b-1 Service Fee	0.00%
Other Expenses	0.00%
Total Fund Annual Operating Expenses	0.60%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$83
3 Years	$259
5 Years	$450
10 Years	$1,002

175

Expense Example	Class B
1 Year	$61
3 Years	$192
5 Years	$335
10 Years	$750

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. The Fund seeks to consistently add value relative to the Lehman Brothers Aggregate Bond Index, while keeping risk equal to or less than that index. In managing the Fund, the Sub-Adviser generally makes investment decisions based on its view of longer-term (three- to five-year) trends and non-economic factors that may affect interest rates, while seeking to maintain a portfolio duration that approximates that of the Lehman Brothers Aggregate Bond Index.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/PIMCO Total Return Bond Fund is Pacific Investment Management Company LLC (“PIMCO”), a Delaware limited liability company, is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”). Allianz Aktiengesellschaft ("Allianz AG") is the indirect majority owner of AGI LP. Allianz AG is a European-based, multinational insurance and financial services holding company.

William H. Gross, CFA, managing director, portfolio manager, and chief investment officer, was a founding partner of PIMCO in 1971. Mr. Gross has had responsibility for the day-to-day management of the Fund since the inception of the Fund. Mr. Gross has thirty-five years of investment experience and is the author of Bill Gross on Investing. Mr. Gross has a bachelor's degree from Duke University and an MBA from the UCLA Graduate School of Business.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

Regulatory Inquiries and Pending Litigation

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had dismissed PIMCO from a complaint filed by the New Jersey Attorney General on February 17, 2004, and that it had entered into a settlement agreement (the “New Jersey Settlement”) with PIMCO’s parent company, AGI (formerly known as Allianz Dresdner Asset Management of America L.P.), PEA Capital LLC (an entity affiliated with PIMCO through common ownership) (“PEA”) and AGID, in connection with the same matter. In the New Jersey Settlement, AGI, PEA and AGID neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the New Jersey Settlement alleged, among other things, that AGI, PEA and AGID had failed to disclose that they improperly allowed certain hedge funds to engage in “market timing” in certain funds. The complaint sought injunctive relief, civil monetary penalties, restitution and disgorgement of profits.

Since February 2004, PIMCO, AGI, PEA, AGID, and certain of their affiliates, including the Trust, Allianz Funds (formerly known as PIMCO Funds: Multi-Manager Series), and the Trustees of the Trust, have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the various series of the Trust and the Allianz Funds during specified periods, or as derivative actions on behalf of the Trust and Allianz Funds.

The market timing actions in the District of Maryland generally allege that certain hedge funds were allowed to engage in “market timing” in certain of the Allianz Funds and Funds of the Trust and this alleged activity was not disclosed. Pursuant to tolling agreements entered into with the derivative and class action plaintiffs, PIMCO, the Trustees, and certain employees of PIMCO who were previously named as defendants have all been dropped as defendants in the market timing actions; the plaintiffs continue to assert claims on behalf of the shareholders of the Trust or on behalf of the Trust itself against other defendants. The revenue sharing action in the District of Connecticut generally alleges that fund assets were inappropriately used to pay brokers to promote the Allianz Funds and Funds of the Trust, including directing fund brokerage transactions to such brokers, and that such alleged arrangements were not fully disclosed to shareholders. The market timing and revenue sharing lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution.

The Trust has learned that, on April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West Virginia (the “West Virginia Complaint”) against Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“AGIF”), PEA and AGID alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by Allianz Global Investors Fund Management LLC and certain of its affiliates in violation of the funds’ stated restrictions on “market timing.” On May 31, 2005, AGIF, PEA and AGID, along with the other mutual fund defendants in the action, removed the action to the U.S. District Court for the District of West Virginia. The West Virginia Complaint also names numerous other defendants unaffiliated with Allianz Global Investors Fund Management in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney’s fees.

Under Section 9(a) of the Investment Company Act of 1940, as amended (“1940 Act”), if the New Jersey

Settlement or any of the lawsuits described above were to result in a court injunction against AGI, PEA, AGID and/or their affiliates, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser, and AGID could be barred from serving as principal underwriter, to any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PEA, AGID, AGI and certain of their affiliates (including PIMCO) (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

If the West Virginia Complaint were to result in a court injunction against AGIF, PEA or AGID, the Applicants would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

It is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PIMCO and AGID believe that these matters are not likely to have a material adverse effect on the Funds or on PIMCO’s or AGID’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated only if those developments are material.

JNL/Putnam Equity Fund

Investment Objective. The investment objective of the JNL/Putnam Equity Fund is long-term capital growth.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. However, the Fund may also invest in preferred stocks, bonds, convertible preferred stock and convertible debentures if the Sub-Adviser believes that they offer the potential for capital appreciation.  The Fund may invest a portion of its assets in foreign securities. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a stock’s price to fall.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 24.99% (4th quarter of 1998) and its lowest quarterly return was -20.21% (1st quarter of 2001).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 11.72% (4th quarter of 2004) and its lowest quarterly return was –2.22% (3rd quarter of 2004).

Average Annual Total Returns as of December 31, 2005[

	1 year	5 year	10 year*
JNL/Putnam Equity Fund (Class A)	8.75%	-2.30%	7.03%
S&P 500 Index	4.91%	0.55%	9.06%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Putnam Equity Fund (Class B)	8.96%	10.12%
S&P 500 Index	4.91%	6.12%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.77%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.98%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.77%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.78%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example[	Class A
1 Year	$100
3 Years	$312
5 Years	$542
10 Years	$1,201

Expense Example	Class B
1 Year	$80
3 Years	$249
5 Years	$433
10 Years	$966

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. The Fund may invest any amount or proportion of its assets in any class or type of security believed by the Sub-Adviser to offer potential for capital appreciation over both the intermediate and long-term.

Derivatives. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

Temporary defensive position. For temporary, defensive purposes, when the Sub-Adviser believes other types of investments are advantageous on the basis both of risk and protection of capital values, the Fund may invest in fixed-income securities with or without warrants or conversion features and may retain cash, or invest up to all of its assets in cash equivalents. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund’s portfolio.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Putnam Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

Regulatory Inquiries and Pending Litigation

Putnam Management has provided the following information concerning regulatory investigations and proceedings and civil litigation involving it. Putnam Management has entered into agreements with the Securities and Exchange Commission (SEC) and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end Putnam funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that these actions are not likely to materially affect its ability to provide investment management services to its clients, including the JNL/Putnam Equity Fund.

JNL/Putnam Midcap Growth Fund

Investment Objective. The investment objective of the JNL/Putnam Midcap Growth Fund is capital appreciation.

Principal Investment Strategies. The Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in common stocks of U.S. mid-capitalization companies of a similar size to those in the Russell MidCap® Growth Index, with a focus on growth stocks which are stocks whose earnings the Sub-Adviser believes are likely to grow faster than the economy as a whole.

Small and midsized companies - These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

The Fund invests mostly in companies of a size similar to those in the Russell Midcap Growth Index. As of the date of this prospectus, the Index was composed of companies having a market capitalization of between $400 million and $19 billion.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Growth investing risk. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth. There is a risk that the market as a whole may not favor the type of investments which the Fund makes.

•

Mid-capitalization investing risk. The prices of equity securities of mid-capitalization companies may fluctuate more than equity securities of larger, more-established companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

•

Derivatives. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 24.87% (4th quarter of 2001) and its lowest quarterly return was -32.20% (3rd quarter of 2001).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 13.74% (4th quarter of 2004) and its lowest quarterly return was –2.86% (3rd quarter of 2004).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	Life of Fund*
JNL/Putnam Midcap Growth Fund (Class A)	12.11%	-1.73%	-1.71%
Russell MidCap® Growth Index	12.10%	1.13%	-3.03%

The Russell MidCap® Growth Index is a broad-based, unmanaged index.

* The Fund began operations on May 1, 2000.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Putnam Midcap Growth Fund (Class B)	12.33%	13.63%
Russell MidCap® Growth Index	12.10%	10.91%

The Russell MidCap® Growth Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable

Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.85%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.06%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.85%
12b-1 Service Fee	0.00%
Other Expenses	0.00%
Total Fund Annual Operating Expenses	0.85%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$108
3 Years	$337
5 Years	$585
10 Years	$1,294

Expense Example	Class B
1 Year	$87
3 Years	$271
5 Years	$471
10 Years	$1,049

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. Foreign securities. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country’s willingness to meet the terms of its debt obligations, can create special risks.

A Fund’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

Portfolio turnover. The Fund may buy and sell investments relatively often, which involves higher brokerage commissions and other expenses. Active trading also may increase short-term gains and losses, which may affect the taxes you have to pay.

In addition to the main investment strategies described above, the Fund may make other investments, such as investments in preferred stocks, convertible securities, debt instruments and derivatives, which may be subject to other risks, as described in the SAI.

Temporary defensive position. At times the Sub-Adviser may judge that market conditions make pursuing the Fund’s usual investment strategies inconsistent with the best interests of the Fund’s shareholders. The Sub-Adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the Sub-Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Putnam Midcap Growth Fund is Putnam Investment Management, LLC (Putnam) located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Mid Cap Growth team at Putnam. The team is managed by Kevin Divney and Brian DeChristopher. Mr. Divney is a Managing Director and Chief Investment Officer of the Mid Cap Growth team. Mr. Divney joined Putnam in 1997 and has 15 years of investment experience. Mr. DeChristopher is a Senior Vice President and Portfolio Manager of the Mid Cap Growth Team. Mr. DeChristopher joined Putnam in 1999 and has six years of investment industry experience and is a CFA charterholder.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

Regulatory Inquiries and Pending Litigation

Putnam Management has provided the following information concerning regulatory investigations and proceedings and civil litigation involving it. Putnam Management has entered into agreements with the Securities and Exchange Commission (SEC) and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end Putnam funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that these actions are not likely to materially affect its ability to provide investment management services to its clients, including the JNL/Putnam Midcap Growth Fund.

JNL/Putnam Value Equity Fund

Investment Objective. The investment objective of the JNL/Putnam Value Equity Fund is capital growth, with income as a secondary objective.

Principal Investment Strategies. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of equity securities of domestic, large-capitalization companies. At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities. For this purpose, equity securities include common stocks, securities convertible into common stock and securities with common stock characteristics, such as rights and warrants. The Fund considers a large-capitalization company to be one that, at the time its securities are acquired by the Fund, has a market capitalization of $4 billion or greater.

The Sub-Adviser typically selects companies whose stocks have above-average valuations described by dividend yield, price/sale, price/earnings or price/book dividend yields and market prices that it believes are undervalued relative to the normal earning power of the company. Under this approach, the Sub-Adviser seeks to identify investments where current investor enthusiasm is low, as reflected in their valuations. The Sub-Adviser typically reduces the Fund’s exposure to a company when its stock price approaches, in the Sub-Adviser’s judgment, fair valuation.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Value investing risk. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

•

Derivatives. The Fund may use derivative instruments, such as financial futures contracts and options, for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund's Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund's portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 17.37% (2nd quarter of 2003) and its lowest quarterly return was -17.36% (3rd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 8.92% (4th quarter of 2004) and its lowest quarterly return was –1.99% (3rd quarter of 2004).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	10 year*
JNL/Putnam Value Equity Fund (Class A)	4.91%	1.49%	6.85%
S&P 500 Index	4.91%	0.55%	9.06%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by PPM America, Inc.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Putnam Value Equity Fund (Class B)	5.18%	6.08%
S&P 500 Index	4.91%	6.12%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.76%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.97%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.76%
12b-1 Service Fee	0.00%
Other Expenses	0.00%
Total Fund Annual Operating Expenses	0.76%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$99
3 Years	$309
5 Years	$536
10 Years	$1,190

193

Expense Example	Class B
1 Year	$78
3 Years	$243
5 Years	$422
10 Years	$942

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Temporary defensive position. At times the Sub-Adviser may judge that market conditions make pursuing the Fund’s usual investment strategies inconsistent with the best interests of the Fund’s shareholders. The Sub-Adviser then may temporarily use alternative strategies that are mainly designed to limit losses, such as investing in high quality money-market securities. However, the Sub-Adviser may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the Fund to miss out on investment opportunities, and may prevent the Fund from achieving its goal.

Foreign securities. The Fund may also invest in securities of foreign issuers which involve certain special risks. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can create special risks.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Putnam Value Equity Fund is Putnam Investment Management, LLC (Putnam), located at One Post Office Square, Boston, Massachusetts 02109. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

The Fund is managed by the Large Cap Value team at Putnam. Ronald J. Bukovac (RJ), and Michael J. Abata are co-lead managers of the Fund. They report to Joshua H. Brooks, CIO of Core Equities at Putnam. Mr. Bukovac is a Managing Director and Portfolio Manager on the Large Cap Value Equity Team. Mr. Bukovac is a member of the team that manages Large Cap Value Equity institutional portfolios. Mr. Bukovac joined Putnam in 1997. He is a CFA charterholder and Certified Public Accountant with over 16 years of investment industry experience. Before joining Putnam, Mr. Bukovac was a Senior Manager of the Valuation Services Group for Price Waterhouse, LLP. Mr. Abata is a Senior Vice President and Portfolio Manager on the Large Cap Value team. Mr. Abata is a member of the teams that manage Large Cap Value and Structured Equity institutional portfolios. Additionally, he is a Portfolio Member on the New Value Fund and the Structured Equity team. Mr. Abata joined Putnam in 1997. He is a CFA charterholder and holds a series 3 license with the NASD. Mr. Abata has over 12 years of investment industry experience. Before joining Putnam, Mr. Abata was an Assistant Vice President and Quantitative Analyst with Alliance Capital Management.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

Regulatory Inquiries and Pending Litigation

Putnam Management has provided the following information concerning regulatory investigations and proceedings and civil litigation involving it. Putnam Management has entered into agreements with the Securities and Exchange Commission (SEC) and the Massachusetts Securities Division settling charges connected   with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end Putnam funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties. Based on currently available information, Putnam Management believes that these actions are not likely to materially affect its ability to provide investment management services to its clients, including the JNL/Putnam Value Equity Fund.

JNL/Select Balanced Fund

Investment Objective. The investment objective of the JNL/Select Balanced Fund is reasonable income and long-term capital growth.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and investment grade fixed-income securities. The Fund may invest in any type or class of security. The anticipated mix of the Fund’s holdings is typically 60-70% of its assets in equities and 30-40% in fixed-income securities, including cash and cash equivalents. Changes between the two asset classes will be made gradually based on the managers’ long-term perspective and assessment of business, economic, and market projections.

In choosing equity securities, the Sub-Adviser employs a “bottom-up” stock selection process that utilizes proprietary fundamental research to identify primarily large capitalization companies with a value orientation or out of favor growth stocks. The Fund typically focuses on dividend-paying companies.

With respect to fixed-income investments, the Fund emphasizes investment-grade, fixed-income securities, including obligations of the U.S. government and its agencies, corporate bonds, asset-backed securities, and mortgage-backed securities.

Generally the Fund will sell any fixed income securities downgraded below investment grade within 91 days of the downgrade.

The Fund may invest up to 15% of its assets in foreign equity and fixed income securities. Generally the foreign fixed income securities in which the Fund will invest will be dollar denominated bonds issued by foreign governments and corporations.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond’s price to fall.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•	Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•

U.S. Government securities risk. The risk that the U.S. government will not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Although many U.S. Government Securities purchased by the Fund, such as those issued by the Federal Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

In addition, effective October 4, 2004, the Fund was combined with JNL/PPM America Balanced Fund, with the Fund as the surviving Fund. In addition, on October 4, 2004, the JNL/Salomon Brothers Balanced Fund was combined with the JNL/PPM America Balanced Fund.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 12.67% (2nd quarter of 2003) and its lowest quarterly return was -11.16% (3rd quarter of 2002).

Class B

202

In the periods shown in the chart, the Fund’s highest quarterly return was 6.01% (4th quarter of 2004) and its lowest quarterly return was –0.47% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	10 year*
JNL/Select Balanced Fund (Class A)	5.30%	9.00%	9.16%
S&P 500 Index	4.91%	0.55%	9.06%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	5.93%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

* The Fund began operations on May 15, 1995. Prior to May 1, 1997, the Fund was managed by Phoenix Investment Counsel, Inc. Prior to October 4, 2004, the Fund was managed by PPM America, Inc.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Select Balanced Fund (Class B)	5.52%	6.76%
S&P 500 Index	4.91%	6.12%
Lehman Brothers Aggregate Bond Index	2.43%	2.72%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.58%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.79%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.58%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.59%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$81
3 Years	$252
5 Years	$439
10 Years	$978

Expense Example	Class B
1 Year	$60
3 Years	$189
5 Years	$329
10 Years	$738

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. The JNL/Select Balanced Fund invests primarily in common stocks and fixed-income securities. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

Derivatives. The Fund may use derivative instruments, such as options, swaps and financial futures contracts, for hedging purposes or for the cost-effective implementation of various fixed income strategies. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates and securities prices. Investing in derivative instruments, such as swaps, options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

Temporary defensive position. For temporary, defensive purposes, the Fund may invest up to all of its assets in cash equivalents, such as U.S. government securities and high-grade commercial paper. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund’s portfolio.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Select Balanced Fund is Wellington Management Company, LLP (“Wellington Management”). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2005, Wellington Management had investment management authority with respect to approximately $521 billion in assets.

Edward P. Bousa, CFA, Senior Vice President,Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the equity component of the Fund since October 2004. Mr. Bousa joined Wellington Management as an investment professional in 2000. John C. Keogh, Senior Vice President,Partner and Fixed Income Portolio Manager of Wellington Management, has served as portfolio manager for the fixed income component of the Fund since October 2004. Mr. Keogh joined Wellington Management as an investment professional in 1983.

Christopher L. Gootkind, Vice President and Fixed Income Portfolio Manager of Wellington Management, has been involved in portfolio management and securities anlaysis for the corporate portion of the fixed income component of the Fund since February 2006. Mr. Gootkind joined Wellington Management as investment professional in 2000.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/Select Global Growth Fund

Investment Objective. The investment objective of the JNL/Select Global Growth Fund is long-term growth of capital.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of foreign and domestic issuers. The Sub-Adviser seeks to invest in globally competitive growth companies within growing sectors. These companies are, in the opinion of the Sub-Adviser, leaders in their respective industries as indicated by an established market presence and strong global, regional, or country competitive positions. The Fund may invest in a broad range of market capitalizations but tends to focus on mid to large capitalization companies. The Sub-Adviser selects securities for their capital growth potential; investment income is not a consideration. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its assets in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund’s portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities, and debt securities, such as corporate bonds. The Fund can invest on a worldwide basis in companies and other organizations of any size, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. The Fund normally invests in securities of issuers from at least five different countries, including the United States, although it may invest in fewer than five countries. The Fund may invest without limit in foreign securities.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country’s willingness to meet the terms of its debt obligations, can create special risks.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Growth investing risk. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

•

Mid-cap investing risk. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since May 1, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 43.03% (4th quarter of 1999) and its lowest quarterly return was -20.53% (3rd quarter of 2001).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 11.85% (4th quarter of 2004) and its lowest quarterly return was –9.15% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	10 year*
JNL/Select Global Growth Fund (Class A)	1.91%	-4.74%	7.66%
Morgan Stanley Capital International World Growth Index	9.74%	1.06%	5.51%

The Morgan Stanley Capital International World Growth Index is a broad-based, unmanaged index.

* The Fund began operations on May 15, 1995. The Morgan Stanley Capital International World Growth Index return begins on May 1, 1995.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Select Global Growth Fund (Class B)	2.12%	5.01%
Morgan Stanley Capital International World Growth Index	9.74%	10.17%

The Morgan Stanley Capital International World Growth Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004. The Morgan Stanley Capital International World Growth Index return begins on May 1, 1995.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.89%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.10%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.89%
12b-1 Service Fee	0.00%
Other Expenses	0.00%
Total Fund Annual Operating Expenses	0.89%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$112
3 Years	$350
5 Years	$606
10 Years	$1,340

Expense Example	Class B
1 Year	$91
3 Years	$284
5 Years	$493
10 Years	$1,096

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. Special situations. The Fund may invest in “special situations” from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund’s size and the extent of its holdings of special situation issuers relative to total net assets.

Derivatives. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

Emerging markets risk. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

Temporary defensive position. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

Portfolio turnover. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Select Global Growth Fund is Wellington Management Company, LLP (“Wellington Management”). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2005, Wellington Management had investment management authority with respect to approximately $521 billion in assets.

Andrew S. Offit, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since May 2004. Mr. Offit joined Wellington Management as an investment professional in 1997.

Jean-Marc Berteaux, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2004. Mr. Berteaux joined Wellington Management as an investment professional in 2001. Prior to joining Wellington Management, Mr. Berteaux was an investment professional at John Hancock Funds (1998-2001).

Matthew D. Hudson, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2006. Mr. Hudson joined Wellington Management as an investment professional in 2005. Prior to joining Wellington Management, Mr. Hudson was portfolio manager at American Century Investment Management (2000-2005).

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/Select Large Cap Growth Fund

Investment Objective. The investment objective of the JNL/Select Large Cap Growth Fund is long-term growth of capital.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of common stocks of large companies selected for their growth potential. In selecting equity securities, the Sub-Adviser looks for companies with the ability to sustain growth at a faster pace than the market. The JNL/Select Large Cap Growth Fund may invest in companies of any size, but tends to focus on large capitalization companies with market capitalizations similar to those of companies in the S&P 500 Index. The Fund may invest up to 25% of its total assets in securities of foreign issuers and non-dollar securities. Foreign securities include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarily linked with markets outside the United States. The Sub-Adviser selects securities for their capital growth potential; investment income is not a consideration. The key characteristics of growth companies favored by the Fund include a leadership position within the industry, a strong balance sheet, a high return on equity, accelerating earnings, growth in earnings per share, unrecognized or undervalued assets, and a strong management team. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising. To provide flexibility to take advantage of investment opportunities or to meet redemption requests or for temporary defensive purposes, the Fund may hold a portion of its asset in money market investments including repurchase agreements. Doing so may reduce the potential for appreciation in the Fund’s portfolio.

The Fund may invest to a lesser degree in other types of securities, including preferred stock, warrants, convertible securities and debt securities.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Growth investing risk. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•	Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Investment style risk. The fund is subject to the risk that returns from large cap growth stocks will trail returns from the overall stock market. The fund uses a “growth” investing style. Some other funds use a “value” investing style. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends. In the past, over the long-term, the growth and value stock categories have had similar returns; however, each category sometimes outperforms the other. These periods, in the past, sometimes have lasted for several years.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP, has been serving as the Sub-Adviser to this Fund since May 1, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 41.64% (4th quarter of 1999) and its lowest quarterly return was -24.01% (1st quarter of 2001).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 9.30% (4th quarter of 2004) and its lowest quarterly return was –7.70% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	10 year*
JNL/Select Large Cap Growth Fund (Class A)	4.67%	-4.93%	9.68%
Russell 1000® Growth Index	5.26%	-4.29%	5.68%

The Russell 1000 Growth Index is a broad-based, unmanaged index.

* The Fund began operations on May 15, 1995.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Select Large Cap Growth Fund (Class B)	4.86%	6.49%
Russell 1000® Growth Index	5.26%	3.82%

The Russell 1000 Growth Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)]
Class A
Management/Administrative Fee	0.78%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.99%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.78%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.79%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$101
3 Years	$315
5 Years	$547
10 Years	$1,213

Expense Example	Class B
1 Year	$81
3 Years	$252
5 Years	$439
10 Years	$978

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. Special situations. The Fund may invest in “special situations” from time to time. A special situation arises when, in the opinion of the Sub-Adviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating special situations might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on the Fund will depend on the Fund’s size and the extent of its holdings of special situation issuers relative to total net assets.

Temporary defensive position. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash or the following liquid assets: money market instruments, shares of affiliated money market funds or high-quality debt obligations. During periods in which the Fund employs such a temporary defensive strategy, it will not be pursuing, and will not achieve, its investment objective. For cash management purposes, the Fund may also hold a portion of its assets in cash or such liquid assets.

Portfolio turnover. The Fund may actively trade securities in seeking to achieve its objective. Doing so may increase transaction costs, which may reduce performance. Active trading also may increase short-term gains and losses.

Derivatives. The Fund may use derivative instruments, such as futures contracts, options, and forward currency contracts, for hedging or as a means of enhancing return. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in interest rates, securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must correctly predict price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Select Large Cap Growth Fund is Wellington Management Company, LLP (“Wellington Management”). Wellington Management is a Massachusetts

limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years.

As of December 31, 2005, Wellington Management had investment management authority with respect to approximately $521 billion in assets.

John A. Boselli, CFA, Senior Vice President,Partner of Wellington Management and Equity Portfolio Manager, has served as portfolio manager for the Fund since May 2004. Mr. Boselli joined Wellington Management as an investment professional in 2002. Prior to joining Wellington Management, he was a Managing Director in the Global Equity Research Group with Putnam Investments Inc. (1996 - 2002)

Andrew J. Shilling, CFA, Senior Vice President,Partner and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since May 2004. Mr. Shilling joined Wellington Management as an investment professional in 1994.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/Select Money Market Fund

Investment Objective. The investment objective of the JNL/Select Money Market Fund is to achieve as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity by investing in high quality, short-term money market instruments.

Principal Investment Strategies. The Fund invests in high-quality, U.S. dollar-denominated money market instruments that mature in 397 days or less. The Fund primarily invests in money market instruments rated in one of the two highest short-term credit rating categories, including:

•	Obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies and instrumentalities or by state and local governments;

•	Obligations, such as time deposits, certificates of deposit and bankers acceptances, issued by U.S. and foreign banks and other lending institutions;

•	Commercial paper and other short-term obligations of U.S. and foreign issuers (including asset-backed securities);

•	Obligations issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities; and

•	Repurchase agreements on obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to shares of the fund itself. In addition, because many types of U.S. government securities trade actively outside the U.S., their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

The Sub-Adviser’s investment approach combines top-down analysis with fundamental bottom-up security selection. The manager considers factors such as the anticipated level of interest rates and the maturity of individual securities to determine the Fund’s overall weighted average maturity. The overall weighted average maturity of the Fund’s investments is 90 days or less.

The Sub-Adviser manages the Fund to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended, including those as to quality, diversification and maturity. The Fund may invest more than 25% of its assets in the U.S. banking industry.

Principal Risks of Investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the Fund. While the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself. A variety of factors may influence its investment performance, such as:

•

Credit & Market risk. Fixed income securities in general are subject to credit risk and market risk. Credit risk is the actual or perceived risk that the issuer of the security will not pay the interest and principal payments when due. The value of a security typically declines if the issuer’s credit quality deteriorates. Market risk, also known as interest rate risk, is the risk that interest rates will rise and the value of the securities, including those held by the Fund, will fall. A broad-based market drop may also cause a security’s price to fall.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause a Fund’s performance to fluctuate more than if it held only U.S. securities. To the extent that a Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country’s willingness to meet the terms of its debt obligations, can create special risks.

•

Risk of investment in banking industry. Because the Fund may invest more than 25% of total assets in securities issued by U.S. banks, its performance could be affected by factors influencing the health of the banking industry. These may include economic trends, industry competition and governmental actions, as well as factors affecting the financial stability of borrowers. The bank securities in which the Fund may invest typically are not insured by the federal government. Securities that do not represent deposits have lower priority in the bank’s capital structure than those that do. This lower priority means that, in the event of insolvency of the bank that issued the security, the security could become worth less than the Fund paid for it.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

233

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 1.50% (4th quarter of 2000) and its lowest quarterly return was 0.09% (3rd and 4th quarter of 2003).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 0.93% (4th quarter of 2005) and its lowest quarterly return was 0.26% (3rd quarter of 2004).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	10 year*
JNL/Select Money Market Fund (Class A)	2.71%	1.69%	3.36%
Merrill Lynch Treasury Bill Index (3 month)	3.00%	2.21%	3.73%

The 7-day yield of the Fund on December 31, 2005, was 3.89%.

The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index.

* The Fund began operations on May 15, 1995.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Select Money Market Fund (Class B)	2.91%	2.09%
Merrill Lynch Treasury Bill Index (3 month)	3.00%	2.24%

The 7-day yield of the Fund on December 31, 2005, was 1.63%.

The Merrill Lynch Treasury Bill Index is a broad-based unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee*	0.39%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.60%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B

Management/Administrative Fee*	0.39%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.40%

* This fee reflects a reduction in the contractual management fee. These estimates are based on the Fund’s actual operating expenses for its most recently completed fiscal year, as adjusted for contractual changes.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$61
3 Years	$192
5 Years	$335
10 Years	$750

Expense Example	Class B
1 Year	$41
3 Years	$128
5 Years	$224
10 Years	$505

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser. The Sub-Adviser to the JNL/Select Money Market Fund is Wellington Management Company, LLP (“Wellington Management”). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2005, Wellington Management had investment management authority with respect to approximately $521 billion in assets.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/Select Value Fund

Investment Objective. The investment objective of the JNL/Select Value Fund is long-term growth of capital.

Principal Investment Strategies. The Fund seeks to meet its objective by investing under normal circumstances at least 65% of its total assets in common stocks of domestic companies. Although the Fund may invest in companies with a broad range of market capitalizations, the Fund will tend to focus on companies with large market capitalizations (generally above $3 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers. Foreign securities include (1) companies organized outside of the United States, (2) foreign governments and agencies or instrumentalities of foreign governments and (3) issuers whose economic fortunes and risks are primarly linked with markets outside the United States. Using a value approach, the Fund seeks to invest in stocks that are underpriced relative to other stocks. The Fund’s investment approach is based on the fundamental analysis of companies with large market capitalizations and estimated below-average valuation ratios. Fundamental analysis may include the assessment of company-specific factors such as its business environment, management quality, financial statements and outlook, dividends and other related measures of value. The typical purchase candidate may be characterized as an overlooked or misunderstood company with sound fundamentals. Holdings are frequently in viable, growing businesses with solid financial strength in industries that are temporarily out of favor and under-researched by institutions, but provide the potential for above-average total returns and sell at below-average estimated price-to-earnings multiples. The Sub-Adviser relies on stock selection to achieve its results, rather than trying to time market fluctuations. Limited consideration is given to macroeconomic analysis in establishing sector and industry weightings.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks of U.S. companies, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Value investing risk. With a value approach, there is also the risk that stocks may remain undervalued during a given period, or that a stock judged to be undervalued may in fact be appropriately priced. This may happen because value stocks as a category lose favor with investors compared to growth stocks or because the manager failed to anticipate which stocks or industries would benefit from changing market or economic conditions. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Wellington Management Company, LLP has been serving as the Sub-Adviser to this Fund since October 4, 2004. Returns shown for the period prior to that date reflect the results achieved by a prior Sub-Adviser.

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 19.83% (2nd quarter of 2003) and its lowest quarterly return was 0.00% (1st quarter of 2005).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 8.66% (4th quarter of 2004) and its lowest quarterly return was 0.06% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Fund*
JNL/Select Value Fund (Class A)	8.15%	20.50%
Russell 1000 Value Index	7.05%	17.12%

The Russell 1000 Value Index is a broad-based, unmanaged index.

* The Fund began operations on September 30, 2002.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Select Value Fund (Class B)	8.41%	10.01%
Russell 1000 Value Index	7.05%	8.45%

The Russell 1000 Value Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.65%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.86%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.65%
12b-1 Service Fee	0.00%
Other Expenses	0.00%
Total Fund Annual Operating Expenses	0.65%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example	Class A
1 Year	$88
3 Years	$274
5 Years	$477
10 Years	$1,061

Expense Example	Class B
1 Year	$66
3 Years	$208
5 Years	$362
10 Years	$810

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

The Fund may hold cash or cash equivalents such as high quality money market instruments pending investment and to retain flexibility in meeting redemptions and paying expenses. Certain investments and investment techniques have additional risks, such as the potential use of leverage by the Fund through borrowings, securities lending and other investment techniques.

Temporary defensive position. The Fund may adopt a temporary defensive position, such as investing up to all of its assets in cash or cash equivalents, during adverse market, economic or other circumstances that the Sub-Adviser believes require immediate action to avoid losses. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Select Value Fund is Wellington Management Company, LLP (“Wellington Management”). Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management

is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2005, Wellington Management had investment management authority with respect to approximately $521 billion in assets.

Karen H. Grimes, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager for the Fund since October 2004. Ms. Grimes joined Wellington Management asan investment professional in 1995.

John R. Ryan, CFA, Senior Vice President, Partner and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the Fund since October 2004. Mr. Ryan joined Wellington Management as an investment professional in 1981.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/T. Rowe Price Established Growth Fund

Investment Objective. The investment objective of the JNL/T. Rowe Price Established Growth Fund is long-term growth of capital and increasing dividend income.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing primarily in common stocks. The Fund concentrates its investments in growth companies. The Sub-Adviser seeks investments in companies that have the ability to pay increasing dividends through strong cash flow. The Sub-Adviser generally looks for companies with an above-average rate of earnings growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. The Sub-Adviser believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price. While the Fund invests principally in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures and options, in keeping with Fund objectives. The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests primarily in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Growth investing risk. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Derivatives risk. Investing in derivative instruments, such as options, futures contracts, hybrids, forward currency contracts, indexed securities and asset-backed securities, involves special risks. In order to realize the desired result from the investment, the Fund’s Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

In addition, effective May 2, 2005, the Fund was combined with JNL/Alliance Capital Growth Fund, with the Fund as the surviving Fund. The performance shown is the Fund’s historic performance and does not reflect the performance of the JNL/Alliance Capital Growth Fund.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 23.36% (4th quarter of 1998) and its lowest quarterly return was -15.30% (3rd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 11.10% (4th quarter of 2004) and its lowest quarterly return was –4.73% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	10 year*
JNL/T. Rowe Price Established Growth Fund (Class A)	6.09%	0.93%	9.92%
S&P 500 Index	4.91%	0.55%	9.06%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Fund began operations on May 15, 1995.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/T. Rowe Price Established Growth Fund (Class B)	6.30%	7.29%
S&P 500 Index	4.91%	6.12%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable

Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.70%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.91%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.70%
12b-1 Service Fee	0.00%
Other Expenses	0.00%
Total Fund Annual Operating Expenses	0.70%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$93
3 Years	$290
5 Years	$504
10 Years	$1,120

Expense Example	Class B
1 Year	$72
3 Years	$224
5 Years	$390
10 Years	$871

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. The JNL/T. Rowe Price Established Growth Fund invests most of its assets in common stocks of U.S. companies. However, the Fund may invest in other securities, including foreign securities, convertible securities, warrants, preferred stocks and corporate and government debt obligations, in keeping with Fund objectives.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/T. Rowe Price Established Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. Robert W. Smith, as Committee Chairman, is responsible for the day-to-day management of the Fund and works with the Committee in developing and executing the Fund’s investment program. He is a Vice President of T. Rowe Price Group, Inc., T. Rowe Price Associates, Inc., and T. Rowe Price International, Inc. He is also a Portfolio Manager in the Equity Division. Bob serves as President and Investment Advisory Committee Chairman of the T. Rowe Price Growth Stock Fund. Bob joined the firm in 1992 as a Research Analyst and previously served for five years as an Investment Analyst for Massachusetts Financial Services. Bob earned a B.S. in Finance and Economics from the University of Delaware and an M.B.A. from the Darden Graduate School of Business, University of Virginia.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

JNL/T. Rowe Price Mid-Cap Growth Fund

Investment Objective. The investment objective of the JNL/T. Rowe Price Mid-Cap Growth Fund is long-term growth of capital.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, in a broadly diversified portfolio of common stocks of medium-sized (mid-capitalization) companies whose earnings the Sub-Adviser expects to grow at a faster rate than the average company. The Sub-Adviser defines mid-capitalization companies as those whose market capitalization, at the time of acquisition by the Fund, falls within the capitalization range of companies in the S&P MidCap 400 Index or the Russell Midcap® Growth Index – as of December 31, 2005, generally between $307 million and $19.2 billion. The market cap at companies in the Fund's portfolio and the S&P MidCap 400 and the Russell Midcap® Growth indices changes over time. However, the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside this range. In addition, the Fund on occasion will purchase stock of some larger and smaller companies that have qualities consistent with the portfolio’s core characteristics but whose market capitalization is outside the capitalization range of mid-cap companies.

Stock selection is based on a combination of fundamental bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. Proprietary quantitative models are used to identify, measure and evaluate the characteristics of companies in the mid-cap growth sector that can influence stock returns. In addition, a portion of the portfolio will be invested using T. Rowe Price’s fundamental research. The Portfolio will be broadly diversified, and this helps to mitigate the downside risk attributable to any single poorly-performing security.

As Sub-Adviser to the Fund, T. Rowe Price generally selects stocks using a growth approach and looks for companies that have:

•	A demonstrated ability to consistently increase revenues, earnings and cash flow;
•	Capable management;
•	Attractive business niches and operate in industries experiencing increasing demand;
•	A sustainable competitive advantage;
•	Proven products or services; or
•	Stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Growth investing risk. Growth companies usually invest a high portion of earnings in their businesses, and may lack the dividends of value stocks that can cushion prices in a falling market. Also, earnings disappointments often lead to sharp declines in prices because investors buy growth stocks in anticipation of superior earnings growth.

•

Mid-cap investing risk. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 27.05% (4th quarter of 1998) and its lowest quarterly return was -19.54% (3rd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 12.37% (4th quarter of 2004) and its lowest quarterly return was –2.29% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	10 year*
JNL/T. Rowe Price Mid-Cap Growth Fund (Class A)	14.10%	7.49%	12.95%
S&P MidCap 400 Index	12.56%	8.60%	14.16%
Russell MidCap® Index	12.65%	7.14%	10.88%

The S&P MidCap 400 Index and the Russell MidCap® Index are broad-based, unmanaged indices.

* The Fund began operations on May 15, 1995.

255

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/T. Rowe Price Mid-Cap Growth Fund (Class B)	14.32%	15.49%
S&P MidCap 400 Index	12.56%	11.68%
Russell MidCap® Index	12.65%	12.89%

The S&P MidCap 400 Index and the Russell MidCap® Index are are broad-based, unmanaged indices.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.81%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	1.02%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.81%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.82%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$104
3 Years	$325
5 Years	$563
10 Years	$1,248

Expense Example	Class B
1 Year	$84
3 Years	$262
5 Years	$455
10 Years	$1,014

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. The Fund may also invest in securities other than U.S. common stocks, including foreign securities (up to 25% of its assets, excluding reserves), futures and options, convertible securities, and warrants, in keeping with Fund objectives.

Derivatives. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund’s Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

A Fund’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/T. Rowe Price Mid-Cap Growth Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee co-chaired by Brian W.H. Berghuis and Donald J. Peters. Brian W.H. Berghuis, CFA, is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is President of the T. Rowe Price Mid-Cap Growth Fund and Chairman of the fund’s Investment Advisory Committee. He joined the firm in 1985. Brian earned an A.B. from Princeton University and an M.B.A. from Harvard Business School. He is a past President of the Baltimore Security Analysts Society. Brian has also earned the Chartered Financial Analyst accreditation.

Don Peters is Co-Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Mid-Cap Growth Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc., and a Portfolio Manager in the Equity Division. He is a portfolio manager for major institutional relationships and the T. Rowe

Price Diversified Mid-Cap Growth Fund, T. Rowe Price Tax-Efficient Growth Fund, T. Rowe Price Tax-Efficient Multi-Cap Growth Fund and the equity portion of the T. Rowe Price Tax-Efficient Balanced Fund. Prior to joining the firm in 1993, he was a Portfolio Manager for Geewax, Terker and Company. Don is a former naval officer and was interviewed and selected by Admiral Hyman G. Rickover to work on his headquarters staff for the Navy’s nuclear propulsion program. He earned a B.A., summa cum laude, in Economics from Tulane University and an M.B.A. in Finance from the Wharton School, University of Pennsylvania.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

JNL/T. Rowe Price Value Fund

Investment Objective. The investment objective of the JNL/T. Rowe Price Value Fund is to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

Principal Investment Strategies. In taking a value approach to investment selection, at least 65% of total assets will be invested in common stocks the Fund’s Sub-Adviser regards as undervalued. Stock holdings are expected to consist primarily of large-company issues, but may also include mid-cap and small-cap companies. The Sub-Adviser's research team seeks to identify companies that appear to be undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Sub-Adviser generally looks for the following:

•	low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500 Index, the company’s peers, or its own historic norm;

•	low stock price relative to a company’s underlying asset values;

•	companies that may benefit from restructuring activitie; and

•	a sound balance sheet and other positive financial characteristics.

The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

In pursuing its investment objective, the Fund’s Sub-Adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s Sub-Adviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall. Investing in small- and medium-company stocks generally involves greater risks, and they are typically more volatile than larger, more established ones.

•

Value investing risk. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced. The Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds. A value stock may not increase in price as anticipated by the manager if other investors fail to recognize the company's value or the factors that the manager believes will increase the price of the security do not occur.

•

Small cap investing risk. The prices of equity securities of smaller companies may fluctuate more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for the portfolio to sell securities at a desirable price. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

•

Foreign investing risk. The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities.

•

Mid-cap investing risk. Stocks of mid-capitalization companies entail greater risk and are usually more volatile than shares of larger companies. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 17.89% (2nd quarter of 2003) and its lowest quarterly return was -18.88% (3rd quarter of 2002).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 10.58% (4th quarter of 2004) and its lowest quarterly return was –0.88% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	Life of Fund*
JNL/T. Rowe Price Value Fund (Class A)	6.07%	5.87%	7.37%
Russell 1000 Value Index	7.05%	3.35%	3.87%

The Russell 1000 Value Index is a broad-based, unmanaged index.

* The Fund began operations on May 1, 2000.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/T. Rowe Price Value Fund (Class B)	6.42%	9.36%
Russell 1000 Value Index	7.05%	8.45%

The Russell 1000 Value Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly.

The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable

Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.76%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.97%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.76%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.77%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$99
3 Years	$309
5 Years	$536
10 Years	$1,190

Expense Example	Class B
1 Year	$79
3 Years	$246
5 Years	$428
10 Years	$954

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Other investments. Although the Fund will invest primarily in common stocks, the Fund may invest in any type of security or instrument (including certain potentially high-risk derivatives) whose investment characteristics are consistent with the Fund’s investment program. These may include:

•	futures and options

•	preferred stocks

•	convertible securities and warrants

•	fixed income securities, including lower quality (high-yield, high-risk bonds) commonly referred to as “junk bonds” (up to 10% of total assets)

•	hybrid instruments (up to 10% of total assets) which combine the characteristics of securities, futures and options

•	private placements.

Derivatives. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and hybrids, involves special risks. The Fund may use derivative instruments for hedging purposes and to maintain market exposure. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices. If the Fund uses futures and options, it is exposed to additional volatility and potential losses. In order to realize the desired result from the investment, the Fund’s Sub-Adviser must correctly predict price movements, during the life of a derivative, or of the underlying asset. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or "hedge" the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

A Fund’s performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have magnified performance impact on a Fund with a small asset base. A Fund may not experience similar performance as its assets grow.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/T. Rowe Price Value Fund is T. Rowe Price Associates, Inc. (T. Rowe), located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe was founded in 1937. T. Rowe and its affiliates provide investment advisory services to individual and institutional investor accounts. T. Rowe is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

The Fund has an Investment Advisory Committee. John Linehan, CFA, is Chairman of the Investment Advisory Committee for the JNL/T. Rowe Price Value Fund. He is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He is also a Portfolio Manager in the Equity Division. John is President of the T. Rowe PriceValue Fund and Chairman of the fund’s Investment Advisory Committee. John joined the firm in 1998 and has nine years of previous investment experience at Bankers Trust and E.T. Petroleum. He earned a B.A. from Amherst College and an M.B.A. from Stanford University where he was the Henry Ford II Scholar, an Arjay Miller Scholar, and the winner of the Alexander A. Robichek Award in Finance. He has also earned the Chartered Financial Analyst accreditation.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2005.

JNL/Western High Yield Bond Fund (formerly, JNL/Salomon Brothers High Yield Bond Fund)

Investment Objective. The investment objective of the JNL/ Western High Yield Bond Fund is to maximize current income. As a secondary objective, the Fund seeks capital appreciation.

Principal Investment Strategies. The JNL/Western High Yield Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in high-yield, high-risk debt securities, commonly referred to as “junk bonds” and related investments. The Fund may also invest in securities of foreign issuers. To the extent that the Fund invests in emerging market debt, this will be considered as an investment in a high-yield security for purposes of the 80% investment minimum. In light of the risks associated with such securities, the Sub-Adviser takes various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, these typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The Sub-Adviser also reviews the ratings, if any, assigned to the security by any recognized rating agencies, although the Sub-Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Fund’s ability to achieve its investment objectives may be more dependent on the Sub-Adviser’s credit analysis than would be the case if it invested in higher quality debt securities.

In pursuing the Fund’s secondary objective of capital appreciation, the Sub-Adviser looks for those companies that the Sub-Adviser believes have the highest potential for improving credit fundamentals.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond’s price to fall.

To the extent the Fund invests in the equity securities, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country’s willingness to meet the terms of its debt obligations, can create special risks.

•

Emerging market risk. Many emerging market countries in which the Fund invests have markets that are less liquid and more volatile than markets in the U.S. and other developed countries. There is also less information available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

•

High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

•	Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

Effective October 4, 2004, the Fund was combined with JNL/PPM America High Yield Bond Fund, with the Fund as the surviving Fund. The performance shown is the Fund’s historic performance and does not reflect the performance of the JNL/PPM America High Yield Bond Fund.

Annual Total Returns as of December 31
Class A

In the period shown in the chart, the Fund’s highest quarterly return was 8.83% (2nd quarter of 2003) and its lowest quarterly return was -3.60% (3rd quarter of 2001).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 4.21% (3rd quarter of 2004) and its lowest quarterly return was –1.96% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005]

	1 year	5 year	Life of Fund*
JNL/Western High Yield Bond Fund (Class A)	1.69%	9.04%	4.97%
Citigroup High Yield Index	2.08%	8.92%	5.14%

The CitigroupHigh Yield Index is a broad-based, unmanaged index.

* The Fund began operations on March 2, 1998.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Western High Yield Bond Fund (Class B)	1.89%	4.71%
CitigroupHigh Yield Index	2.08%	6.05%

The CitigroupHigh Yield Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.60%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.81%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.60%
12b-1 Service Fee	0.00%
Other Expenses	0.00%
Total Fund Annual Operating Expenses	0.60%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$83
3 Years	$259
5 Years	$450
10 Years	$1,002

Expense Example	Class B
1 Year	$61
3 Years	$192
5 Years	$335
10 Years	$750

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. Foreign securities. The Fund may invest in foreign securities, such as obligations issued or guaranteed by foreign governmental authorities, debt obligations of supranational organizations and fixed-income securities of foreign corporate issuers.

Zero-coupon, pay-in-kind, and deferred payment securities. The Fund may invest without limit in zero coupon securities, pay-in-kind bonds and deferred payment securities, which involve special risk considerations. In particular, zero coupon securities fluctuate more in value in response to a change in interest rates than do bonds that pay current interest.

Loans. The Fund may invest in fixed- and floating-rate loans, including loan participations and assignments. The Fund may invest up to 10% of its total assets in either (i) equipment lease or trust certificates and conditional sales contracts or (ii) limited partnership interests.

Equity securities. The Fund may also invest up to 20% of its total assets in equity securities (other than preferred stock, in which the Fund may invest without limit), typically equity investments acquired as a result of purchases of fixed-income securities.

Portfolio maturity. The Sub-Adviser has discretion to select the range of maturities of the fixed-income securities in which the Fund may invest. The Sub-Adviser anticipates that, under current market conditions, the Fund will have average portfolio life of 6 to 12 years. However, the average portfolio life may vary substantially from time to time depending on economic and market conditions.

Derivatives. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

Temporary defensive position. When the Sub-Adviser believes that adverse conditions prevail in the markets for high-yield fixed-income securities that make the Fund’s investment strategy inconsistent with the best interests of the

Fund’s shareholders, the Fund may invest its assets without limit in high-quality, short-term money market instruments. Doing so may reduce the potential for high current income or appreciation of the Fund’s portfolio. During any period in which the Fund employs a temporary defensive strategy, it will not be pursuing and will not achieve its investment objective.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Western High Yield Bond Fund is Western Asset Management Company (“Western Asset”). Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $187 billion as of December 31, 2005. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Michael C. Buchanan, Timoty J. Settel and Ian R. Edmonds manages the Fund’s assets.

Messrs. Leech and Walsh have each served as portfolio managers for Western Asset for over 10 years. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003. Mr. Edmonds and Mr. Settel are currently employed as portfolio managers and have been employed as research analysts for Western Asset or an affiliate for the past five years.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Messrs. Buchanan, Settel and Edmonds are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/Western Strategic Bond Fund (formerly, JNL/Salomon Brothers Strategic Bond Fund)

Investment Objective. The primary investment objective of the JNL/Western Strategic Bond Fund is to seek a high level of current income. As a secondary objective, the Fund seeks capital appreciation.

Principal Investment Strategies. The JNL/Western Strategic Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a globally diverse portfolio of bonds and other fixed-income securities and related investments. The Sub-Adviser has broad discretion to invest the Fund’s assets among certain segments of the fixed-income market, primarily U.S. investment-grade bonds, high-yield corporate debt securities (commonly referred to as “junk bonds”), emerging market debt securities and investment-grade foreign debt securities. These segments include U.S. government securities and mortgage- and other asset-backed securities (including interest-only or principal-only securities), as well as debt obligations issued or guaranteed by a foreign government or supranational organization. The Sub-Adviser may invest in medium or lower-rated securities. The Fund does not currently intend to invest more than 75% of assets in non-investment grade securities.

In determining the assets to invest in each type of security, the Sub-Adviser relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security based on current and historical economic, market, political and technical data for each type of security, as well as on its own assessment of economic and market conditions both on a global and local (country) basis. The Sub-Adviser continuously reviews the allocation of assets for the Fund and makes such adjustments as it deems appropriate. The Sub-Adviser has discretion to select the range of maturities of the various fixed income securities in which the Fund invests. The Sub-Adviser anticipates that, under current market conditions, the Fund’s portfolio securities will have a weighted average life of 4½ to 10 years. However, the weighted average life of the portfolio securities may vary substantially from time to time depending on economic and market conditions. The Fund may at times hold a substantial portion of its assets in short-term instrutments.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond’s price to fall.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. To the extent that the Fund invests in bonds issued by a foreign government, the Fund may have limited legal recourse in the event of default. Political conditions, especially a country’s willingness to meet the terms of its debt obligations, can create special risks.

•

High-yield/high-risk bonds. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

•	Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•

Emerging markets risk. The Fund may invest a portion of its assets in securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 5.88% (2nd quarter of 2003) and its lowest quarterly return was -2.72% (3rd quarter of 1998).

Class B

274

In the periods shown in the chart, the Fund’s highest quarterly return was 3.68% (3rd quarter of 2004) and its lowest quarterly return was –0.68% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	Life of Fund*
JNL/Western Strategic Bond Fund (Class A)	2.62%	7.57%	7.39%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	5.93%

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

* The Fund began operations on May 15, 1995.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Western Strategic Bond Fund (Class B)	2.87%	4.29%
Lehman Brothers Aggregate Bond Index	2.43%	2.72%

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.72%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.93%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.72%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.73%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$95
3 Years	$296
5 Years	$515
10 Years	$1,143

Expense Example	Class B
1 Year	$75
3 Years	$233
5 Years	$406
10 Years	$906

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Derivatives. The Fund may use derivative instruments, such as futures contracts, options and forward currency contracts, and invest in indexed securities for hedging and risk management. These instruments are subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency markets. Investing in derivative instruments, such as options, futures contracts, forward currency contracts, indexed securities and asset-backed securities, involves special risks. The Fund’s Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

Temporary defensive position. When the Sub-Adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Western Strategic Bond Fund is Western Asset Management Company (“Western Asset”). Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $187 billion as of December 31, 2005. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

In connection with Western Asset’s service as sub-adviser to the Fund, Western Asset Management Company Limited (“WAMCL”), provides certain sub-advisory services to Western Asset relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Fund. WAMCL is compensated by Western Asset at no additional expense to the Trust. WAMCL, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCL were approximately $61 billion as of December 31, 2005. The address of WAMCL is 10 Exchange Square, Primrose Street, London, England EC2A-2EN.

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Keith J. Gardner, Michael C. Buchanan and Detlev S. Schlichter manages the Fund’s assets.

Messrs. Leech, Walsh and Gardner have each served as portfolio managers for Western Asset for over 10 years. Prior to joining Western Asset as a portfolio manager and head of the U.S. High Yield team in 2005, Mr. Buchanan was a Managing Director and head of U.S. Credit Products at Credit Suisse Asset Management from 2003 to 2005. Mr. Buchanan served as Executive Vice President and portfolio manager for Janus Capital Management in 2003. Prior to joining Janus Capital Management, Mr. Buchanan was a Managing Director and head of High Yield Trading at Blackrock Financial Management from 1998 to 2003. Mr. Schlichter joined Western Asset Management Company Limited as a Portfolio Manager in December 2001. Prior to that he was the Director of European Bond Team, Merrill Lynch Investment Managers, 1998-2001.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Messrs. Gardner, Buchanan and Schlichter are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/Western U.S. Government & Quality Bond Fund (formerly, JNL/Salomon Brothers U.S. Government & Quality Bond Fund)

Investment Objective. The investment objective of the JNL/Western U.S. Government & Quality Bond Fund is to obtain a high level of current income.

Principal Investment Strategies. The JNL/Western U.S. Government & Quality Bond Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in:

(i)	U.S. treasury obligations;

(ii)	obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

(iii)

mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

(iv)

mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation and Fannie Mae (formerly, the Federal National Mortgage Association);

(v)

collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed by (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) the full faith and credit of the U.S. government;

(vi)	repurchase agreements collateralized by any of the foregoing; and

(vii)	other investments (such as derivatives contracts) related to those listed above.

Any guarantee of the securities in which the Fund invests runs only to the principal and interest payments on the securities and not to the market value of such securities or to the principal and interest payments on the underlying mortgages. A security issued or guaranteed by a U.S. government agency may significantly fluctuate in value, and the Fund may not receive the originally anticipated yield on the security. Shares of the Fund are not insured or guaranteed by the U.S. government, its agencies or instrumentalities.

The Sub-Adviser seeks to add value by actively managing the portfolio’s interest rate exposure, yield curve positioning, sector allocation and security selection. In selecting mortgage-backed securities for the Fund, the Sub-Adviser determines a security’s average maturity and duration according to mathematical models that reflect certain payment assumptions and estimates of future economic factors. These estimates may vary from actual results, and the average maturity and duration of mortgage-backed derivative securities may not reflect the price volatility of those securities in certain market conditions.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. A variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests in fixed-income securities, it is subject to market risk. For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by the Fund, will fall. A broad-based market drop may also cause a bond’s price to fall.

•	Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•

Mortgage-backed securities risk. Investments in mortgage-backed securities entail the uncertainty of the timing of cash flows resulting from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price. The prices of mortgage-backed securities, depending on their structure and the rate of prepayments, can be volatile. Some mortgage-backed securities may also not be as liquid as other securities. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

As of May 1, 2006, Western Asset Management Company replaced Salomon Brothers Asset Management Inc. as the Sub-Adviser for the Fund. Performance shown for the period prior to May 1, 2006 reflects the results achieved by the prior Sub-Adviser.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Annual Total Returns as of December 31

Class A

In the periods shown in the chart, the Fund’s highest quarterly return was 6.54% (3rd quarter of 2002) and its lowest quarterly return was -2.47% (2nd quarter of 2004).

Class B

In the periods shown in the chart, the Fund’s highest quarterly return was 7.88% (3rd quarter of 2004) and its lowest quarterly return was –0.91% (3rd quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	10 year*
JNL/Western U.S. Government & Quality Bond Fund (Class A)	2.45%	5.10%	5.50%
Citigroup Treasury Index	2.80%	5.33%	5.87%

The Citigroup Treasury Index is a broad-based, unmanaged index.

* The Fund began operations on May 15, 1995.

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Class*
JNL/Western U.S. Government & Quality Bond Fund (Class B)	2.53%	2.09%
Citigroup Treasury Index	2.80%	1.87%

The Citigroup Treasury Index is a broad-based, unmanaged index.

* The Class B shares of the Fund began operations on March 5, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor, either directly or indirectly. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class A
Management/Administrative Fee	0.58%
12b-1 Service Fee	0.20%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.79%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Class B
Management/Administrative Fee	0.58%
12b-1 Service Fee	0.00%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.59%

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example	Class A
1 Year	$81
3 Years	$252
5 Years	$439
10 Years	$978

Expense Example	Class B
1 Year	$60
3 Years	$189
5 Years	$329
10 Years	$738

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Derivatives. The Fund may use derivative instruments, such as futures contracts and options. The Fund generally limits its use to manage or “hedge” the overall risk of the portfolio. However, the Fund may use derivatives as a substitute for buying or selling securities or to enhance the Fund’s return as non-hedging strategy that may be considered speculative. Investing in derivative instruments, such as options and futures contracts, involves special risks. The Fund’s Sub-Adviser must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly than other investments, which may increase the volatility of the Fund, depending on the nature and extent of the derivatives in the Fund’s portfolio. If the Sub-Adviser uses derivatives in attempting to manage or “hedge” the overall risk of the portfolio, the strategy might not be successful, for example, due to changes in the value of the derivatives that do not correlate with price movements in the rest of the portfolio.

Temporary defensive position. When the Sub-Adviser believes that adverse conditions prevail in the market for fixed-income securities, the Fund may, for temporary defensive purposes, invest its assets without limit in high-quality, short-term money market instruments. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser to the JNL/Western U.S. Government & Quality Bond Fund is Western Asset Management Company (“Western Asset”). Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $187 billion as of December 31, 2005. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

A team of investment professionals at Western Asset Management Company, led by Chief Investment Officer S. Kenneth Leech, Deputy Chief Investment Officer Stephen A. Walsh and Portfolio Managers Edward A. Moody, Carl L. Eichstaedt and Mark Lindbloom manages the Fund’s assets.

Messrs. Leech and Walsh have each served as portfolio managers for Western Asset for over 10 years. Messrs. Moody and Eichstaedt have been employed as portfolio managers for Western Asset for the past five years. Mr.Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a managing director of Salomon Brothers Asset Management Inc and a senior portfolio manager responsible for managing its Mortgage/Corporate Group and was associated with Citigroup Inc. or its predecessor companies since 1986.

The Fund is managed by a team of portfolio managers, sector specialists and other investment professionals. Mr. Leech and Mr. Walsh serve as co-team leaders responsible for day-to-day strategic oversight of the fund’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the fund invests. Messrs. Moody, Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Semi-Annual Report dated June 30, 2006.

JNL/S&P Managed Conservative Fund

Investment Objective. The investment objective of the JNL/S&P Managed Conservative Fund is capital growth and current income.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds (Underlying Funds). The Underlying Funds in which the JNL/S&P Managed Conservative Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

JNL Series Trust

JNL/AIM Large Cap Growth Fund

JNL/AIM Real Estate Fund

JNL/AIM Small Cap Growth Fund

JNL/Alger Growth Fund

JNL/Eagle Core Equity Fund

JNL/Eagle SmallCap Equity Fund

JNL/FMR Balanced Fund

JNL/FMR Mid-Cap Equity Fund

JNL/Franklin Templeton Income Fund

JNL/Franklin Templeton Small Cap Value Fund

JNL/Goldman Sachs Mid Cap Value Fund

JNL/Goldman Sachs Short Duration Bond Fund

JNL/JPMorgan International Equity Fund

JNL/JPMorgan International Value Fund

JNL/Lazard Emerging Markets Fund

JNL/Lazard Mid Cap Value Fund

JNL/Lazard Small Cap Value Fund

JNL/Mellon Capital Management S&P 500 Index Fund

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

JNL/Mellon Capital Management Small Cap Index Fund

JNL/Mellon Capital Management International Index Fund

JNL/Mellon Capital Management Bond Index Fund

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

JNL/Oppenheimer Global Growth Fund

JNL/Oppenheimer Growth Fund

JNL/PIMCO Total Return Bond Fund

JNL/Putnam Equity Fund

JNL/Putnam Midcap Growth Fund

JNL/Putnam Value Equity Fund

JNL/Select Balanced Fund

JNL/Select Global Growth Fund

JNL/Select Large Cap Growth Fund

JNL/Select Money Market Fund

JNL/Select Value Fund

JNL/T. Rowe Price Established Growth Fund

JNL/T. Rowe Price Mid-Cap Growth Fund

JNL/T. Rowe Price Value Fund

JNL/Western High Yield Bond Fund

JNL/Western Strategic Bond Fund

JNL/Western U.S. Government & Quality Bond Fund

JNL Variable Fund LLC

JNL/Mellon Capital Management JNL 5 Fund

JNL/Mellon Capital Management Select Small-Cap Fund

JNL/Mellon Capital Management 25 Fund

JNL/Mellon Capital Management VIP Fund

JNL/Mellon Capital Management JNL Optimized 5 Fund

JNL/Mellon Capital Management Communications Sector Fund

JNL/Mellon Capital Management Consumer Brands Sector Fund

JNL/Mellon Capital Management Financial Sector Fund

JNL/Mellon Capital Management Healthcare Sector Fund

JNL/Mellon Capital Management Oil & Gas Sector Fund

JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as “junk bonds.”

Under normal circumstances, the Fund allocates approximately 10% to 30% of its assets to Underlying Funds that invest primarily in equity securities, 50% to 80% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in money market funds. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser’s allocation among the Underlying Funds. Accordingly, a variety of factors may influence the performance of the Fund, such as:

•

Market risk. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond’s price to fall.

•	Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund’s performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country’s willingness to meet the terms of its debt obligations, can create special risks.

•

Emerging markets risk. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

•

High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Non-diversification. The Fund is “non-diversified.” Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund’s total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Annual Total Returns as of December 31

[In the periods shown in the chart, the Fund’s highest quarterly return was 2.34% (2nd quarter of 2005) and its lowest quarterly return was –0.97% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005

	1 year	Life of Fund*
JNL/S&P Managed Conservative Fund (Class A)	3.73%	5.84%
Lehman Brothers Aggregate Bond Index	2.43%	2.71%
S&P 500 Index	4.91%	9.94%

* The Fund began operations on October 4, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Management/Administrative Fee	0.18%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.19%

As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from 0.79% to 1.35%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example
1 Year	$19
3 Years	$61
5 Years	$107
10 Years	$243

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Temporary defensive position. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund’s portfolio.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser is Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. (“McGraw-Hill”), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor’s (“S&P”), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P’s other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2005.

JNL/S&P Managed Moderate Fund

Investment Objective. The investment objective of the JNL/S&P Managed Moderate Fund is to seek capital growth. Current income is a secondary objective.

Principal Investment Strategies. The Fund seeks to achieve its objectives by investing in Class A shares of a diversified group of other Funds (Underlying Funds). The Underlying Funds in which the JNL/S&P Managed Moderate Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

JNL Series Trust

JNL/AIM Large Cap Growth Fund

JNL/AIM Real Estate Fund

JNL/AIM Small Cap Growth Fund

JNL/Alger Growth Fund

JNL/Eagle Core Equity Fund

JNL/Eagle SmallCap Equity Fund

JNL/FMR Balanced Fund

JNL/FMR Mid-Cap Equity Fund

JNL/Franklin Templeton Income Fund

JNL/Franklin Templeton Small Cap Value FundJNL/Goldman Sachs Mid Cap Value Fund

JNL/Goldman Sachs Short Duration Bond Fund

JNL/JPMorgan International Equity Fund

JNL/JPMorgan International Value Fund

JNL/Lazard Emerging Markets Fund

JNL/Lazard Mid Cap Value Fund

JNL/Lazard Small Cap Value Fund

JNL/Mellon Capital Management S&P 500 Index Fund

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

JNL/Mellon Capital Management Small Cap Index Fund

JNL/Mellon Capital Management International Index Fund

JNL/Mellon Capital Management Bond Index Fund

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

JNL/Oppenheimer Global Growth Fund

JNL/Oppenheimer Growth Fund

JNL/PIMCO Total Return Bond Fund

JNL/Putnam Equity Fund

JNL/Putnam Midcap Growth Fund

JNL/Putnam Value Equity Fund

JNL/Select Balanced Fund

JNL/Select Global Growth Fund

JNL/Select Large Cap Growth Fund

JNL/Select Money Market Fund

JNL/Select Value Fund

JNL/T. Rowe Price Established Growth Fund

JNL/T. Rowe Price Mid-Cap Growth Fund

JNL/T. Rowe Price Value Fund

JNL/Western High Yield Bond Fund

JNL/Western Strategic Bond Fund

JNL/Western U.S. Government & Quality Bond Fund

JNL Variable Fund LLC

JNL/Mellon Capital Management JNL 5 Fund

JNL/Mellon Capital Management Select Small-Cap Fund

JNL/Mellon Capital Management 25 Fund

JNL/Mellon Capital Management JNL Optimized 5 Fund

JNL/Mellon Capital Management VIP Fund

JNL/Mellon Capital Management Communications Sector Fund

JNL/Mellon Capital Management Consumer Brands Sector Fund

JNL/Mellon Capital Management Financial Sector Fund

JNL/Mellon Capital Management Healthcare Sector Fund

JNL/Mellon Capital Management Oil & Gas Sector Fund

JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as “junk bonds.”

Under normal circumstances, the Fund allocates approximately 30% to 50% of its assets to Underlying Funds that invest primarily in equity securities, 35% to 65% to Underlying Funds that invest primarily in fixed-income securities and 0-25% to Underlying Funds that invest primarily in money market funds. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser’s allocation among the Underlying Funds. Accordingly, a variety of factors may influence its performance, such as:

•

Market risk. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond’s price to fall.

•	Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund’s performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country’s willingness to meet the terms of its debt obligations, can create special risks.

•

Emerging markets risk. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

•

High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

•

Currency risk. The value of an Underlying Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Non-diversification. The Fund is “non-diversified.” Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund’s total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

294

Annual Total Returns as of December 31

In the periods shown in the chart, the Fund’s highest quarterly return was 2.36% (3rd quarter of 2005) and its lowest quarterly return was –1.42% (1st quarter of 2005).

Average Annual Total Returns as of December 31, 2005	1 year	Life of Fund*
JNL/S&P Managed Moderate Fund (Class A)	4.99%	8.43%
Lehman Brothers Aggregate Bond Index	2.43%	2.71%
S&P 500 Index	4.91%	9.94%

* The Fund began operations on October 4, 2004.

Expenses. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Management/Administrative Fee	0.17%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.18%

As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from 0.78% to 1.34%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example
1 Year	$18
3 Years	$58
5 Years	$101
10 Years	$230

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Temporary defensive position. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund’s portfolio.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser is Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. (“McGraw-Hill”), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor’s (“S&P”), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P’s other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2005.

JNL/S&P Managed Moderate Growth Fund

Investment Objective. The investment objective of the JNL/S&P Managed Moderate Growth Fund is capital growth and current income.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds (Underlying Funds). The Underlying Funds in which the JNL/S&P Managed Moderate Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

JNL Series Trust

JNL/AIM Large Cap Growth Fund

JNL/AIM Real Estate Fund

JNL/AIM Small Cap Growth Fund

JNL/Alger Growth Fund

JNL/Eagle Core Equity Fund

JNL/Eagle SmallCap Equity Fund

JNL/FMR Balanced Fund

JNL/FMR Mid-Cap Equity Fund

JNL/Franklin Templeton Income Fund

JNL/Franklin Templeton Small Cap Value Fund

JNL/Goldman Sachs Mid Cap Value Fund

JNL/Goldman Sachs Short Duration Bond Fund

JNL/JPMorgan International Equity Fund

JNL/JPMorgan International Value Fund

JNL/Lazard Emerging Markets Fund

JNL/Lazard Mid Cap Value Fund

JNL/Lazard Small Cap Value Fund

JNL/Mellon Capital Management S&P 500 Index Fund

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

JNL/Mellon Capital Management Small Cap Index Fund

JNL/Mellon Capital Management International Index Fund

JNL/Mellon Capital Management Bond Index Fund

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

JNL/Oppenheimer Global Growth Fund

JNL/Oppenheimer Growth Fund

JNL/PIMCO Total Return Bond Fund

JNL/Putnam Equity Fund

JNL/Putnam Midcap Growth Fund

JNL/Putnam Value Equity Fund

JNL/Select Balanced Fund

JNL/Select Global Growth Fund

JNL/Select Large Cap Growth Fund

JNL/Select Money Market Fund

JNL/Select Value Fund

JNL/T. Rowe Price Established Growth Fund

JNL/T. Rowe Price Mid-Cap Growth Fund

JNL/T. Rowe Price Value Fund

JNL/Western High Yield Bond Fund

JNL/Western Strategic Bond Fund

JNL/Western U.S. Government & Quality Bond Fund

JNL Variable Fund LLC

JNL/Mellon Capital Management JNL 5 Fund

JNL/Mellon Capital Management Select Small-Cap Fund

JNL/Mellon Capital Management 25 Fund

JNL/Mellon Capital Management JNL Optimized 5 Fund

JNL/Mellon Capital Management VIP Fund

JNL/Mellon Capital Management Communications Sector Fund

JNL/Mellon Capital Management Consumer Brands Sector Fund

JNL/Mellon Capital Management Financial Sector Fund

JNL/Mellon Capital Management Healthcare Sector Fund

JNL/Mellon Capital Management Oil & Gas Sector Fund

JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as “junk bonds.”

Under normal circumstances, the Fund allocates approximately 50% to 70% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 50% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market funds. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser’s allocation among the Underlying Funds. Accordingly, a variety of factors may influence the performance of the Fund, such as:

•

Market risk. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond’s price to fall.

•	Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund’s performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country’s willingness to meet the terms of its debt obligations, can create special risks.

•

Emerging markets risk. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

•

High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Non-diversification. The Fund is “non-diversified.” Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund’s total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/S&P Conservative Growth Fund and JNL/S&P Conservative Growth Fund II, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired funds.

Annual Total Returns as of December 31

In the period shown in the chart, the Fund’s highest quarterly return was 13.55% (4th quarter of 1999) and its lowest quarterly return was -8.04% (3rd quarter of 2001).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	Life of Fund*
JNL/S&P Managed Moderate Growth Fund (Class A)	6.41%	3.67%	5.14%
Lehman Brothers Aggregate Bond Index	2.43%	5.87%	6.04%
S&P 500 Index	4.91%	0.55%	3.08%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

To create a more representative return comparison, 60% of the Fund's return is benchmarked to the S&P 500 and the remaining 40% of the Fund is benchmarked to the Lehman Brothers Aggregate Bond Index.

* The Fund began operations on April 9, 1998.

Expenses. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Management/Administrative Fee	0.16%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.17%

As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from 0.77% to 1.33%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example
1 Year	$17
3 Years	$55
5 Years	$96
10 Years	$217

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Temporary defensive position. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund’s portfolio.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser is Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. (“McGraw-Hill”), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor’s (“S&P”), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P’s other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2005.

JNL/S&P Managed Growth Fund

Investment Objective. The investment objective of the JNL/S&P Managed Growth Fund is to seek capital growth. Current income is a secondary objective.

Principal Investment Strategies. The Fund seeks to achieve its objectives by investing in Class A shares of a diversified group of other Funds (Underlying Funds). The Underlying Funds in which the JNL/S&P Managed Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

JNL Series Trust

JNL/AIM Large Cap Growth Fund

JNL/AIM Real Estate Fund

JNL/AIM Small Cap Growth Fund

JNL/Alger Growth Fund

JNL/Eagle Core Equity Fund

JNL/Eagle SmallCap Equity Fund

JNL/FMR Balanced Fund

JNL/FMR Mid-Cap Equity Fund

JNL/Franklin Templeton Income Fund

JNL/Franklin Templeton Small Cap Value Fund

JNL/Goldman Sachs Mid Cap Value Fund

JNL/Goldman Sachs Short Duration Bond Fund

JNL/JPMorgan International Equity Fund

JNL/JPMorgan International Value Fund

JNL/Lazard Emerging Markets Fund

JNL/Lazard Mid Cap Value Fund

JNL/Lazard Small Cap Value Fund

JNL/Mellon Capital Management S&P 500 Index Fund

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

JNL/Mellon Capital Management Small Cap Index Fund

JNL/Mellon Capital Management International Index Fund

JNL/Mellon Capital Management Bond Index Fund

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

JNL/Oppenheimer Global Growth Fund

JNL/Oppenheimer Growth Fund

JNL/PIMCO Total Return Bond Fund

JNL/Putnam Equity Fund

JNL/Putnam Midcap Growth Fund

JNL/Putnam Value Equity Fund

JNL/Select Balanced Fund

JNL/Select Global Growth Fund

JNL/Select Large Cap Growth Fund

JNL/Select Money Market Fund

JNL/Select Value Fund

JNL/T. Rowe Price Established Growth Fund

JNL/T. Rowe Price Mid-Cap Growth Fund

JNL/T. Rowe Price Value Fund

JNL/Western High Yield Bond Fund

JNL/Western Strategic Bond Fund

JNL/Western U.S. Government & Quality Bond Fund

JNL Variable Fund LLC

JNL/Mellon Capital Management JNL 5 Fund

JNL/Mellon Capital Management Select Small-Cap Fund

JNL/Mellon Capital Management 25 Fund

JNL/Mellon Capital Management JNL Optimized 5 Fund

JNL/Mellon Capital Management VIP Fund

JNL/Mellon Capital Management Communications Sector Fund

JNL/Mellon Capital Management Consumer Brands Sector Fund

JNL/Mellon Capital Management Financial Sector Fund

JNL/Mellon Capital Management Healthcare Sector Fund

JNL/Mellon Capital Management Oil & Gas Sector Fund

JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Underlying Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as “junk bonds.”

Under normal circumstances, the Fund allocates approximately 70% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 5% to 30% to Underlying Funds that invest primarily in fixed-income securities and 0-15% to Underlying Funds that invest primarily in money market funds. Within these asset classes, the Fund remains flexible with respect to the percentage it will allocate among particular Underlying Funds.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser’s allocation among the Underlying Funds. Accordingly, a variety of factors may influence its performance, such as:

•

Market risk. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond’s price to fall.

•	Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund’s performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country’s willingness to meet the terms of its debt obligations, can create special risks.

•

Emerging markets risk. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

•

High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

•

Currency risk. The value of an Underlying Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Non-diversification. The Fund is “non-diversified.” Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund’s total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s annual returns and compares them to broad-based indices since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/S&P Moderate Growth Fund and JNL/S&P Moderate Growth Fund II, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired funds.

Effective October 4, 2004, the Fund was combined with JNL/S&P Core Index 100 Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired fund.

Annual Total Returns as of December 31

In the period shown in the chart, the Fund’s highest quarterly return was 17.87% (4th quarter of 1999) and its lowest quarterly return was -11.27% (3rd quarter of 2001).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	Life of Fund*
JNL/S&P Managed Growth Fund (Class A)	7.44%	3.41%	5.60%
Lehman Brothers Aggregate Bond Index	2.43% 5.87	5.87%	6.04%
S&P 500 Index	4.91%	0.55%	3.08%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

To create a more representative return comparison, 80% of the Fund's return is benchmarked to the S&P 500 and the remaining 20% is benchmarked to the Lehman Brothers Aggregate Bond Index.

* The Fund began operations on April 8, 1998.

Expenses. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Management/Administrative Fee	0.15%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.16%

As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from 0.76% to 1.32%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example
1 Year	$16
3 Years	$52
5 Years	$90
10 Years	$205

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Temporary defensive position. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund’s portfolio.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser is Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. (“McGraw-Hill”), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor’s (“S&P”), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P’s other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2005.

JNL/S&P Managed Aggressive Growth Fund

Investment Objective. The investment objective of the JNL/S&P Managed Aggressive Growth Fund is capital growth.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds (Underlying Funds). The Underlying Funds in which the JNL/S&P Managed Aggressive Growth Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

JNL Series Trust

JNL/AIM Large Cap Growth Fund

JNL/AIM Real Estate Fund

JNL/AIM Small Cap Growth Fund

JNL/Alger Growth Fund

JNL/Eagle Core Equity Fund

JNL/Eagle SmallCap Equity Fund

JNL/FMR Balanced Fund

JNL/FMR Mid-Cap Equity Fund

JNL/Franklin Templeton Income Fund

JNL/Franklin Templeton Small Cap Value Fund

JNL/Goldman Sachs Mid Cap Value Fund

JNL/Goldman Sachs Short Duration Bond Fund

JNL/JPMorgan International Equity Fund

JNL/JPMorgan International Value Fund

JNL/Lazard Emerging Markets Fund

JNL/Lazard Mid Cap Value Fund

JNL/Lazard Small Cap Value Fund

JNL/Mellon Capital Management S&P 500 Index Fund

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

JNL/Mellon Capital Management Small Cap Index Fund

JNL/Mellon Capital Management International Index Fund

JNL/Mellon Capital Management Bond Index Fund

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

JNL/Oppenheimer Global Growth Fund

JNL/Oppenheimer Growth Fund

JNL/PIMCO Total Return Bond Fund

JNL/Putnam Equity Fund

JNL/Putnam Midcap Growth Fund

JNL/Putnam Value Equity Fund

JNL/Select Balanced Fund

JNL/Select Global Growth Fund

JNL/Select Large Cap Growth Fund

JNL/Select Money Market Fund

JNL/Select Value Fund

JNL/T. Rowe Price Established Growth Fund

JNL/T. Rowe Price Mid-Cap Growth Fund

JNL/T. Rowe Price Value Fund

JNL/Western High Yield Bond Fund

JNL/Western Strategic Bond Fund

JNL/Western U.S. Government & Quality Bond Fund

JNL Variable Fund LLC

JNL/Mellon Capital Management JNL 5 Fund

JNL/Mellon Capital Management Select Small-Cap Fund

JNL/Mellon Capital Management 25 Fund

JNL/Mellon Capital Management JNL Optimized 5 Fund

JNL/Mellon Capital Management VIP Fund

JNL/Mellon Capital Management Communications Sector Fund

JNL/Mellon Capital Management Consumer Brands Sector Fund

JNL/Mellon Capital Management Financial Sector Fund

JNL/Mellon Capital Management Healthcare Sector Fund

JNL/Mellon Capital Management Oil & Gas Sector Fund

JNL/Mellon Capital Management Technology Sector Fund

The Fund seeks to achieve capital growth through its investments in Underlying Funds that invest primarily in equity securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

Under normal circumstances, the Fund allocates up to 80% to 100% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 20% to Underlying Funds that invest primarily in fixed-income securities and 0% to 20% to Underlying Funds that invest primarily in money market funds. The Fund remains flexible with respect to the percentage it will allocate among those particular Underlying Funds that invest primarily in equity securities.

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. Since the Fund concentrates its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser’s allocation among the Underlying Funds. Accordingly, a variety of factors may influence its investment performance, such as:

•

Market risk. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Fund, will fall. A broad-based market drop may also cause a bond’s price to fall.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information and more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund’s performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country’s willingness to meet the terms of its debt obligations, can create special risks.

•

Emerging markets risk. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

•

High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

•

Currency risk. The value of an Underlying Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of the Underlying Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Non-diversification. The Fund is “non-diversified.” Under a definition provided by the Investment Company Act of 1940, as amended, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries. Thus, the Fund may hold a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund’s total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

Performance. The bar chart and table below show the past performance of the Fund’s shares. The chart presents the annual returns and shows how performance has varied from year to year. The table shows the Fund’s average annual returns and compares them to a broad-based index since these shares were first offered. Both the chart and the table assume reinvestment of dividends and distributions. The Fund’s returns shown in the chart and table below do not reflect the deduction of any charges that are imposed under a variable insurance contract. Those charges, which are described in the variable insurance prospectus, will reduce your returns. As with all mutual funds, the Fund’s past performance does not necessarily indicate how it will perform in the future.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Effective April 30, 2004, the Fund was combined with JNL/S&P Very Aggressive Growth Fund II, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired funds.

Effective October 4, 2004, the Fund was combined with JNL/S&P Very Aggressive Growth Fund I, JNL/S&P Equity Growth Fund I, JNL/S&P Equity Aggressive Growth Fund I, JNL/S&P Core Index 75 Fund and JNL/S&P Core Index 50 Fund, with the Fund as the surviving fund. The performance shown is the Fund's historic performance, and does not reflect the performance of the acquired funds.

Annual Total Returns as of December 31

In the period shown in the chart, the Fund’s highest quarterly return was 29.63% (4th quarter of 1999) and its lowest quarterly return was -18.15% (3rd quarter of 2001).

Average Annual Total Returns as of December 31, 2005

	1 year	5 year	Life of Fund*
JNL/S&P Managed Aggressive Growth Fund (Class A)	8.48%	2.51%	5.48%
S&P 500 Index	4.91%	0.55%	3.08%
Lehman Brothers Aggregate Bond Index	2.43% 5.87	5.87%	6.04%

The S&P 500 Index is the Standard & Poor’s 500 Composite Stock Price Index, a widely recognized, unmanaged index of common stock prices.

The Lehman Brothers Aggregate Bond Index is a broad-based, unmanaged index.

To create a more representative return comparison, 90% of the Fund's return is benchmarked to the S&P 500 and the remaining 10% is benchmarked to the Lehman Brothers Aggregate Bond Index.

* The Fund began operations on April 8, 1998.

Expenses. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Management/Administrative Fee	0.17%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.18%

As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from from 0.78% to 1.34%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example
1 Year	$18
3 Years	$58
5 Years	$101
10 Years	$230

316

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund.

Temporary defensive position. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund’s portfolio.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser is Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. (“McGraw-Hill”), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor’s (“S&P”), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P’s other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement is available in the Fund's Semi- Annual Report dated June 30, 2005.

JNL/S&P Retirement Income Fund

Investment Objective. The investment objective of the JNL/S&P Retirement Income Fund is high current income and as a secondary objective, capital appreciation.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds (Underlying Funds) using an asset allocation strategy designed for investors already in or near retirement. The Underlying Funds in which the JNL/S&P Retirement Income Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC.

The following is a list of Underlying Funds that the Fund may currently invest in. The Fund and the Underlying Funds have the same investment adviser.

JNL Series Trust

JNL/AIM Large Cap Growth Fund

JNL/AIM Real Estate Fund

JNL/AIM Small Cap Growth Fund

JNL/Alger Growth Fund

JNL/Eagle Core Equity Fund

JNL/Eagle SmallCap Equity Fund

JNL/FMR Balanced Fund

JNL/FMR Mid-Cap Equity Fund

JNL/Franklin Templeton Income Fund

JNL/Franklin Templeton Small Cap Value Fund

JNL/Goldman Sachs Mid Cap Value Fund

JNL/Goldman Sachs Short Duration Bond Fund

JNL/JPMorgan International Equity Fund

JNL/JPMorgan International Value Fund

JNL/Lazard Emerging Markets Fund

JNL/Lazard Mid Cap Value Fund

JNL/Lazard Small Cap Value Fund

JNL/Mellon Capital Management S&P 500 Index Fund

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

JNL/Mellon Capital Management Small Cap Index Fund

JNL/Mellon Capital Management International Index Fund

JNL/Mellon Capital Management Bond Index Fund

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

JNL/Oppenheimer Global Growth Fund

JNL/Oppenheimer Growth Fund

JNL/PIMCO Total Return Bond Fund

JNL/Putnam Equity Fund

JNL/Putnam Midcap Growth Fund

JNL/Putnam Value Equity Fund

JNL/Select Balanced Fund

JNL/Select Global Growth Fund

JNL/Select Large Cap Growth Fund

JNL/Select Money Market Fund

JNL/Select Value Fund

JNL/T. Rowe Price Established Growth Fund

JNL/T. Rowe Price Mid-Cap Growth Fund

JNL/T. Rowe Price Value Fund

JNL/Western High Yield Bond Fund

JNL/Western Strategic Bond Fund

JNL/Western U.S. Government & Quality Bond Fund

JNL Variable Fund LLC

JNL/Mellon Capital Management JNL 5 Fund

JNL/Mellon Capital Management Select Small-Cap Fund

JNL/Mellon Capital Management 25 Fund

JNL/Mellon Capital Management JNL Optimized 5 Fund

JNL/Mellon Capital Management VIP Fund

JNL/Mellon Capital Management Communications Sector Fund

JNL/Mellon Capital Management Consumer Brands Sector Fund

JNL/Mellon Capital Management Financial Sector Fund

JNL/Mellon Capital Management Healthcare Sector Fund

JNL/Mellon Capital Management Oil & Gas Sector Fund

JNL/Mellon Capital Management Technology Sector Fund

Under normal circumstances, the Fund allocates approximately 20% to 45% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 80% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in short-term securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

The following chart shows how we expect the asset allocations for the Fund to be over time. The actual allocations may differ from this chart.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as “junk bonds.”

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. Since the Fund invests its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser’s allocation among the Underlying Funds. Accordingly, a variety of factors may influence the performance of the Fund, such as:

•

Market risk. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond’s price to fall.

•	Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund’s performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country’s willingness to meet the terms of its debt obligations, can create special risks.

•

Emerging markets risk. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

•

High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

•

Derivatives risk. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund’s Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Non-diversification. The Fund is “non-diversified” as defined by the Investment Company Act of 1940, as amended. Compared with "diversified" funds, non-diversified funds may invest a greater percentage of their assets in a particular issuer. Thus, the Fund may hold a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund’s total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

Performance. The Performance of a Fund will vary from year to year. The Fund’s performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has not been in operation as of December 31, 2005.

Expenses. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (does not include Underlying Fund expenses)* (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Management/Administrative Fee	0.18%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.19%

* As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from from 0.79% to 1.35%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example
1 Year	$19
3 Years	$61
5 Years	$107
10 Years	$243

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. Temporary defensive position. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund’s portfolio.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser is Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. (“McGraw-Hill”), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor’s (“S&P”), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P’s other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Annual Report dated December 31, 2005.

JNL/S&P Retirement 2015 Fund

Investment Objective. The investment objective of the JNL/S&P Retirement 2015 Fund is high total return until its target retirement date. After the Fund’s target retirement date, the Fund’s objective will be to seek high current income and as a secondary objective, capital appreciation. Once the Fund reaches an allocation that is similar to the JNL/S&P Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds (Underlying Funds) using an asset allocation strategy designed for investors expecting to retire around the year 2015. The Underlying Funds in which the JNL/S&P Retirement 2015 Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC. In general, the asset allocation strategy assumes a retirement age of 65.

The following is a list of Underlying Funds that the Fund may currently invest in. The Fund and the Underlying Funds have the same investment adviser.

JNL Series Trust

JNL/AIM Large Cap Growth Fund

JNL/AIM Real Estate Fund

JNL/AIM Small Cap Growth Fund

JNL/Alger Growth Fund

JNL/Eagle Core Equity Fund

JNL/Eagle SmallCap Equity Fund

JNL/FMR Balanced Fund

JNL/FMR Mid-Cap Equity Fund

JNL/Franklin Templeton Income Fund

JNL/Franklin Templeton Small Cap Value Fund

JNL/Goldman Sachs Mid Cap Value Fund

JNL/Goldman Sachs Short Duration Bond Fund

JNL/JPMorgan International Equity Fund

JNL/JPMorgan International Value Fund

JNL/Lazard Emerging Markets Fund

JNL/Lazard Mid Cap Value Fund

JNL/Lazard Small Cap Value Fund

JNL/Mellon Capital Management S&P 500 Index Fund

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

JNL/Mellon Capital Management Small Cap Index Fund

JNL/Mellon Capital Management International Index Fund

JNL/Mellon Capital Management Bond Index Fund

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

JNL/Oppenheimer Global Growth Fund

JNL/Oppenheimer Growth Fund

JNL/PIMCO Total Return Bond Fund

JNL/Putnam Equity Fund

JNL/Putnam Midcap Growth Fund

JNL/Putnam Value Equity Fund

JNL/Select Balanced Fund

JNL/Select Global Growth Fund

JNL/Select Large Cap Growth Fund

JNL/Select Money Market Fund

JNL/Select Value Fund

JNL/T. Rowe Price Established Growth Fund

JNL/T. Rowe Price Mid-Cap Growth Fund

JNL/T. Rowe Price Value Fund

JNL/Western High Yield Bond Fund

JNL/Western Strategic Bond Fund

JNL/Western U.S. Government & Quality Bond Fund

JNL Variable Fund LLC

JNL/Mellon Capital Management JNL 5 Fund

JNL/Mellon Capital Management Select Small-Cap Fund

JNL/Mellon Capital Management 25 Fund

JNL/Mellon Capital Management JNL Optimized 5 Fund

JNL/Mellon Capital Management VIP Fund

JNL/Mellon Capital Management Communications Sector Fund

JNL/Mellon Capital Management Consumer Brands Sector Fund

JNL/Mellon Capital Management Financial Sector Fund

JNL/Mellon Capital Management Healthcare Sector Fund

JNL/Mellon Capital Management Oil & Gas Sector Fund

JNL/Mellon Capital Management Technology Sector Fund

Under normal circumstances, the Fund allocates approximately 30% to 80% of its assets to Underlying Funds that invest primarily in equity securities, 20% to 70% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in short-term securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

The Fund will allocate assets among the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in domestic equity funds, 55% in investment grade fixed income funds, and 10% in short-term funds (approximately 4 - 5 years after the year 2015) which is the target asset allocation strategy for the JNL/S&P Retirement Income Fund. The Fund will begin to be managed towards a more conservative mix of investments as the Fund approaches the target retirement date. Once the Fund's asset allocation is similar to that of the JNL/S&P Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund, subject to approval by the Board of Trustees. After the merger, shareholders will own shares of the JNL/S&P Retirement Income Fund. Information on the JNL/S&P Retirement Income Fund can be found elsewhere in this prospectus.

The following chart shows how we expect the asset allocations for the Fund to change over time. The chart in general reflects the shift to a more conservative allocation by reducing the equity exposure over time. The actual allocations may differ from this chart.

The Fund seeks to achieve high total return through its investments in Underlying Funds that invest primarily in equity securities, including foreign securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities or short-term securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as “junk bonds.”

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. Since the Fund invests its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser’s allocation among the Underlying Funds. Accordingly, a variety of factors may influence the performance of the Fund, such as:

•

Market risk. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond’s price to fall.

•	Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund’s performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country’s willingness to meet the terms of its debt obligations, can create special risks.

•

Emerging markets risk. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

•

High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

•

Derivatives risk. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund’s Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Non-diversification. The Fund is “non-diversified” as defined by the Investment Company Act of 1940, as amended. Compared with "diversified" funds, non-diversified funds may invest a greater percentage of their assets in a particular issuer. Thus, the Fund may hold a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund’s total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

Performance. The Performance of a Fund will vary from year to year. The Fund’s performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has not been in operation as of December 31, 2005.

Expenses. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (does not include Underlying Fund expenses)* (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Management/Administrative Fee	0.18%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.19%

* As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from 0.79% to 1.35%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example
1 Year	$19
3 Years	$61
5 Years	$107
10 Years	$243

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. Temporary defensive position. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund’s portfolio.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser is Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. (“McGraw-Hill”), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor’s (“S&P”), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P’s other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Annual Report dated December 31, 2005.

JNL/S&P Retirement 2020 Fund

Investment Objective. The investment objective of the JNL/S&P Retirement 2020 Fund is high total return until its target retirement date. After the Fund’s target retirement date, the Fund’s objective will be to seek high current income and as a secondary objective, capital appreciation. Once the Fund reaches an allocation that is similar to the JNL/S&P Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds (Underlying Funds) using an asset allocation strategy designed for investors expecting to retire around the year 2020. The Underlying Funds in which the JNL/S&P Retirement 2020 Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC. In general, the asset allocation strategy assumes a retirement age of 65.

The following is a list of Underlying Funds that the Fund may currently invest in. The Fund and the Underlying Funds have the same investment adviser.

JNL Series Trust

JNL/AIM Large Cap Growth Fund

JNL/AIM Real Estate Fund

JNL/AIM Small Cap Growth Fund

JNL/Alger Growth Fund

JNL/Eagle Core Equity Fund

JNL/Eagle SmallCap Equity Fund

JNL/FMR Balanced Fund

JNL/FMR Mid-Cap Equity Fund

JNL/Franklin Templeton Income Fund

JNL/Franklin Templeton Small Cap Value Fund

JNL/Goldman Sachs Mid Cap Value Fund

JNL/Goldman Sachs Short Duration Bond Fund

JNL/JPMorgan International Equity Fund

JNL/JPMorgan International Value Fund

JNL/Lazard Emerging Markets Fund

JNL/Lazard Mid Cap Value Fund

JNL/Lazard Small Cap Value Fund

JNL/Mellon Capital Management S&P 500 Index Fund

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

JNL/Mellon Capital Management Small Cap Index Fund

JNL/Mellon Capital Management International Index Fund

JNL/Mellon Capital Management Bond Index Fund

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

JNL/Oppenheimer Global Growth Fund

JNL/Oppenheimer Growth Fund

JNL/PIMCO Total Return Bond Fund

JNL/Putnam Equity Fund

JNL/Putnam Midcap Growth Fund

JNL/Putnam Value Equity Fund

JNL/Select Balanced Fund

JNL/Select Global Growth Fund

JNL/Select Large Cap Growth Fund

JNL/Select Money Market Fund

JNL/Select Value Fund

JNL/T. Rowe Price Established Growth Fund

JNL/T. Rowe Price Mid-Cap Growth Fund

JNL/T. Rowe Price Value Fund

JNL/Western High Yield Bond Fund

JNL/Western Strategic Bond Fund

JNL/Western U.S. Government & Quality Bond Fund

JNL Variable Fund LLC

JNL/Mellon Capital Management JNL 5 Fund

JNL/Mellon Capital Management Select Small-Cap Fund

JNL/Mellon Capital Management 25 Fund

JNL/Mellon Capital Management JNL Optimized 5 Fund

JNL/Mellon Capital Management VIP Fund

JNL/Mellon Capital Management Communications Sector Fund

JNL/Mellon Capital Management Consumer Brands Sector Fund

JNL/Mellon Capital Management Financial Sector Fund

JNL/Mellon Capital Management Healthcare Sector Fund

JNL/Mellon Capital Management Oil & Gas Sector Fund

JNL/Mellon Capital Management Technology Sector Fund

Under normal circumstances, the Fund allocates approximately 30% to 90% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 70% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in short-term securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

The Fund will allocate assets among the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in domestic equity funds, 55% in investment grade fixed income funds, and 10% in short-term funds (approximately 4 - 5 years after the year 2020) which is the target asset allocation strategy for the JNL/S&P Retirement Income Fund. The Fund will begin to be managed towards a more conservative mix of investments as the Fund approaches the target retirement date. Once the Fund's asset allocation is similar to that of the JNL/S&P Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund, subject to approval by the Board of Trustees. After the merger, shareholders will own shares of the JNL/S&P Retirement Income Fund. Information on the JNL/S&P Retirement Income Fund can be found elsewhere in this prospectus.

The following chart shows how we expect the asset allocations for the Fund to change over time. The chart in general reflects the shift to a more conservative allocation by reducing the equity exposure over time. The actual allocations may differ from this chart.

The Fund seeks to achieve high total return through its investments in Underlying Funds that invest primarily in equity securities, including foreign securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities or short-term securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as “junk bonds.”

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. Since the Fund invests its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser’s allocation among the Underlying Funds. Accordingly, a variety of factors may influence the performance of the Fund, such as:

•

Market risk. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond’s price to fall.

•	Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund’s performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country’s willingness to meet the terms of its debt obligations, can create special risks.

•

Emerging markets risk. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

•

High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

•

Derivatives risk. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund’s Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Non-diversification. The Fund is “non-diversified” as defined by the Investment Company Act of 1940, as amended. Compared with "diversified" funds, non-diversified funds may invest a greater percentage of their assets in a particular issuer. Thus, the Fund may hold a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund’s total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

Performance. The Performance of a Fund will vary from year to year. The Fund’s performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has not been in operation as of December 31, 2005.

Expenses. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (does not include Underlying Fund expenses)* (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Management/Administrative Fee	0.18%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.19%

* As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range from 0.79% to 1.35%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example
1 Year	$19
3 Years	$61
5 Years	$107
10 Years	$243

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. Temporary defensive position. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund’s portfolio.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser is Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. (“McGraw-Hill”), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor’s (“S&P”), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P’s other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Annual Report dated December 31, 2005.

JNL/S&P Retirement 2025 Fund

Investment Objective. The investment objective of the JNL/S&P Retirement 2025 Fund is high total return until its target retirement date. After the Fund’s target retirement date, the Fund’s objective will be to seek high current income and as a secondary objective, capital appreciation. Once the Fund reaches an allocation that is similar to the JNL/S&P Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund.

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in Class A shares of a diversified group of other Funds (Underlying Funds) using an asset allocation strategy designed for investors expecting to retire around the year 2025. The Underlying Funds in which the JNL/S&P Retirement 2025 Fund may invest are a part of the JNL Series Trust and the JNL Variable Fund LLC. In general, the asset allocation strategy assumes a retirement age of 65.

The following is a list of Underlying Funds that the Fund may currently invest in. The Fund and the Underlying Funds have the same investment adviser.

JNL Series Trust

JNL/AIM Large Cap Growth Fund

JNL/AIM Real Estate Fund

JNL/AIM Small Cap Growth Fund

JNL/Alger Growth Fund

JNL/Eagle Core Equity Fund

JNL/Eagle SmallCap Equity Fund

JNL/FMR Balanced Fund

JNL/FMR Mid-Cap Equity Fund

JNL/Franklin Templeton Income Fund

JNL/Franklin Templeton Small Cap Value Fund

JNL/Goldman Sachs Mid Cap Value Fund

JNL/Goldman Sachs Short Duration Bond Fund

JNL/JPMorgan International Equity Fund

JNL/JPMorgan International Value Fund

JNL/Lazard Emerging Markets Fund

JNL/Lazard Mid Cap Value Fund

JNL/Lazard Small Cap Value Fund

JNL/Mellon Capital Management S&P 500 Index Fund

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

JNL/Mellon Capital Management Small Cap Index Fund

JNL/Mellon Capital Management International Index Fund

JNL/Mellon Capital Management Bond Index Fund

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

JNL/Oppenheimer Global Growth Fund

JNL/Oppenheimer Growth Fund

JNL/PIMCO Total Return Bond Fund

JNL/Putnam Equity Fund

JNL/Putnam Midcap Growth Fund

JNL/Putnam Value Equity Fund

JNL/Select Balanced Fund

JNL/Select Global Growth Fund

JNL/Select Large Cap Growth Fund

JNL/Select Money Market Fund

JNL/Select Value Fund

JNL/T. Rowe Price Established Growth Fund

JNL/T. Rowe Price Mid-Cap Growth Fund

JNL/T. Rowe Price Value Fund

JNL/Western High Yield Bond Fund

JNL/Western Strategic Bond Fund

JNL/Western U.S. Government & Quality Bond Fund

JNL Variable Fund LLC

JNL/Mellon Capital Management JNL 5 Fund

JNL/Mellon Capital Management Select Small-Cap Fund

JNL/Mellon Capital Management 25 Fund

JNL/Mellon Capital Management JNL Optimized 5 Fund

JNL/Mellon Capital Management VIP Fund

JNL/Mellon Capital Management Communications Sector Fund

JNL/Mellon Capital Management Consumer Brands Sector Fund

JNL/Mellon Capital Management Financial Sector Fund

JNL/Mellon Capital Management Healthcare Sector Fund

JNL/Mellon Capital Management Oil & Gas Sector Fund

JNL/Mellon Capital Management Technology Sector Fund

Under normal circumstances, the Fund allocates approximately 30% to 95% of its assets to Underlying Funds that invest primarily in equity securities, 0% to 70% to Underlying Funds that invest primarily in fixed-income securities and 0% to 30% to Underlying Funds that invest primarily in short-term securities. Within these three asset classes, the Fund remains flexible with respect to the percentage it will allocate among Underlying Funds.

The Fund will allocate assets among the Underlying Funds according to an asset allocation strategy that becomes increasingly conservative until it reaches approximately 35% in domestic equity funds, 55% in investment grade fixed income funds, and 10% in short-term funds (approximately 4 - 5 years after the year 2025) which is the target asset allocation strategy for the JNL/S&P Retirement Income Fund. The Fund will begin to be managed towards a more conservative mix of investments as the Fund approaches the target retirement date. Once the Fund's asset allocation is similar to that of the JNL/S&P Retirement Income Fund, it is expected that the Fund will be merged into the JNL/S&P Retirement Income Fund, subject to approval by the Board of Trustees. After the merger, shareholders will own shares of the JNL/S&P Retirement Income Fund. Information on the JNL/S&P Retirement Income Fund can be found elsewhere in this prospectus.

The following chart shows how we expect the asset allocations for the Fund to change over time. The chart in general reflects the shift to a more conservative allocation by reducing the equity exposure over time. The actual allocations may differ from this chart.

The Fund seeks to achieve high total return through its investments in Underlying Funds that invest primarily in equity securities, including foreign securities. These investments may include Funds that invest in stocks of large established companies as well as those that invest in stocks of smaller companies with above-average growth potential.

The Fund seeks to achieve current income through its investments in Underlying Funds that invest primarily in fixed-income securities or short-term securities. These investments may include Underlying Funds that invest in foreign bonds denominated in currencies other than U.S. dollars as well as Underlying Funds that invest exclusively in bonds of U.S. issuers. The Fund may invest in Underlying Funds that invest exclusively in investment-grade securities, as well as Underlying Funds that invest in high-yield, high-risk bonds, commonly referred to as “junk bonds.”

Principal Risks of Investing in the Fund. An investment in the Fund is not guaranteed. As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. Since the Fund invests its investments in shares of the Underlying Funds, its performance is directly related to the ability of the Underlying Funds to meet their respective investment objectives, as well as the Sub-Adviser’s allocation among the Underlying Funds. Accordingly, a variety of factors may influence the performance of the Fund, such as:

•

Market risk. Because the Fund invests indirectly in stocks, it is subject to stock market risk. Stock prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. For example, unfavorable or unanticipated poor earnings performance of the company may result in a decline in its stock’s price, and a broad-based market drop may also cause a stock’s price to fall.

For bonds, market risk generally reflects credit risk and interest rate risk. Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due. Bond value typically declines if the issuer’s credit quality deteriorates. Interest rate risk is the risk that interest rates will rise and the value of bonds, including those held by an Underlying Funds, will fall. A broad-based market drop may also cause a bond’s price to fall.

•	Prepayment risk. During periods of falling interest rates, there is the risk that a debt security with a high stated interest rate will be prepaid before its expected maturity date.

•

Foreign investing risk. Foreign investing involves risks not typically associated with U.S. investment. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, more volatile or less liquid markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause an Underlying Fund’s performance to fluctuate more than if it held only U.S. securities. To the extent that an Underlying Fund invests in bonds issued by a foreign government, that Fund may have limited legal recourse in the event of default. Political conditions, especially a country’s willingness to meet the terms of its debt obligations, can create special risks.

•

Emerging markets risk. The Fund may invest a portion of its assets in one or more Underlying Funds that hold securities of issuers in emerging markets, which involves greater risk. Emerging market countries typically have economic and political systems that are less fully developed, and likely to be less stable, than those of more advanced countries. Emerging market countries may have policies that restrict investment by foreigners, and there is a higher risk of a government taking private property. Low or nonexistent trading volume in securities of issuers in emerging markets may result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater risk of adverse change in earnings and business prospects than are companies in developed markets.

•

High-yield/high-risk bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Underlying Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.

•

Derivatives risk. Investing in derivative instruments, such as futures and options, involves special risks. The Underlying Fund’s Sub-Adviser must correctly predict price movements, during the life of the derivative, of the underlying asset in order to realize the desired result from the investment. The Fund could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The value of derivatives may fluctuate more rapidly, and to a greater extent, than other investments, which may increase the volatility of the Fund and create a greater risk of loss.

•

Currency risk. The value of the Fund’s shares may change as a result of changes in exchange rates reducing the value of the U.S. dollar value of an Underlying Fund’s foreign investments. Currency exchange rates can be volatile and affected by a number of factors, such as the general economics of a country, the actions of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

•

Non-diversification. The Fund is “non-diversified” as defined by the Investment Company Act of 1940, as amended. Compared with "diversified" funds, non-diversified funds may invest a greater percentage of their assets in a particular issuer. Thus, the Fund may hold a smaller number of issuers than if it were “diversified.” With a smaller number of different issuers, the Fund is subject to more risk than another fund holding a larger number of issuers, since changes in the financial condition or market status of a single issuer may cause greater fluctuation in the Fund’s total return and share price.

Because the Fund invests exclusively in the Underlying Funds, you should look elsewhere in this prospectus for the particular information about those Funds.

Performance. The Performance of a Fund will vary from year to year. The Fund’s performance figures will not reflect the deduction of any charges that are imposed under a variable insurance contract.

In addition, the performance of the Fund depends on the Sub-Adviser’s ability to effectively implement the investment strategies of the Fund.

Performance for the Fund has not been included because the Fund has not been in operation as of December 31, 2005.

Expenses. The table below shows certain expenses you will incur as a Fund investor. The expenses do not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Transaction Expenses (fees paid directly from your investment)

Maximum Sales Load Imposed on Purchases	Not Applicable
Maximum Sales Load Imposed on Reinvested Dividends	Not Applicable
Deferred Sales Load	Not Applicable
Redemption Fee	Not Applicable
Exchange Fee	Not Applicable

Annual Fund Operating Expenses (does not include Underlying Fund expenses)* (expenses that are deducted from Fund assets) (as a percentage of average daily net assets)
Management/Administrative Fee	0.18%
Other Expenses	0.01%
Total Fund Annual Operating Expenses	0.19%

* As an investor in an Underlying Fund, the Fund also will bear its pro-rata portion of the operating expenses of that Underlying Fund, including Management and Administrative Fees, which are not reflected in the table immediately above, or in the Expense Example which follows. The total annual operating expenses of the Fund, including the operating expenses of the Underlying Funds in which it invests, could range 0.79% to 1.35%.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the Contracts, the Separate Account, or the expenses of the Qualified Plan, whichever may be applicable and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period. This illustration is hypothetical and is not intended to be representative of past or future performance of the Fund. The example also assumes that the Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expense Example
1 Year	$19
3 Years	$61
5 Years	$107
10 Years	$243

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund. Temporary defensive position. When the Sub-Adviser believes that a temporary defensive position is desirable, the Fund may invest up to 100% of its assets in cash, cash equivalents or Underlying Funds that invest primarily in fixed-income securities. During periods in which a Fund employs such a temporary defensive strategy, the Fund will not be pursuing, and will not achieve, its investment objective. Taking a defensive position may reduce the potential for appreciation of the Fund’s portfolio.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risks and restrictions that may apply to them.

The Sub-Adviser and Portfolio Management. The Sub-Adviser is Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), located at 55 Water Street, New York, New York 10041. SPIAS was established in 1995. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. (“McGraw-Hill”), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor’s (“S&P”), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P’s other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

David J. Braverman, Peter K. Tsui and Joshua M. Harari share the primary responsibility for the development of the investment allocations of the Fund. David Braverman has been Vice President of SPIAS since June 2002. Mr. Braverman has served as Vice President of Standard & Poor's with responsibility for providing investment advice used for the development of new investment products as well as advisory relationships. He has worked for Standard & Poor's since 1985. Prior to that, Mr. Braverman worked for S&P's corporate parent for four years as an economist and as a cash management analyst in the Corporate Treasurer's office. Mr. Tsui has been a Senior Investment Officer since April 2001. Prior to 2001, Mr. Tsui worked at J.P. Morgan for 19 years. Mr. Harari has been a Senior Portfolio Officer since July 2002. From 2000 to 2002, Mr. Harari was a Vice President of Equities at Dresdner Kleinwort Wasserstein. Mr. Harari was employed at Standard & Poor's from 1986 to 2000. His duties included sharing primary responsibility for the day-to-day management of the JNL/S&P Funds from 1998 to 2000. Prior to 1998, Mr. Harari supervised S&P's industry equity analysts and covered the automotive and capital goods sectors.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees' basis for approving the sub-advisory agreement will be available in the Fund's Annual Report dated December 31, 2005.

More About The Investment Objectives and Risks of All Funds

The investment objectives of the respective Funds are not fundamental and may be changed by the Trustees without shareholder approval.

Certain of the Funds have adopted non-fundamental operating policies that require at least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days’ written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

Certain Funds state in the description of their investment strategies that they may invest in futures contracts in certain circumstances. The Fund’s use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Jackson National Asset Management, LLCSM and the Sub-Advisers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as pool operators under that Act.

MANAGEMENT OF THE TRUST

Investment Adviser

Under Massachusetts law and the Trust’s Declaration of Trust and By-Laws, the management of the business and affairs of the Trust is the responsibility of the Trustees.

Jackson National Asset Management, LLCSM (JNAM L.L.C.® or the Adviser), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust and provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (JNL), which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. Prudential plc is not affiliated with Prudential Financial Inc.

A discussion regarding the Board of Trustees' basis for approving the advisory agreement is available in the Fund's Semi-Annual Report dated June 30, 2005.

Management Fee

As compensation for its services, the Adviser receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly. The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund. Each JNL/S&P Fund will indirectly bear its pro rata share of fees of the Underlying Funds in addition to the fees shown for that Fund.

Fund	Assets	Advisory Fee (Annual Rate Based on Average Net Assets of each Fund)
JNL/AIM Large Cap Growth Fund	$0 to $50 million $50 million to $300 million Over $300 million	.75% .70% .65%
JNL/AIM Real Estate Fund	$0 to $50 million Over $50 million	.75% .70%
JNL/AIM Small Cap Growth Fund	$0 to $300 million Over $300 million	.85% .80%
JNL/Alger Growth Fund	$0 to $300 million $300 million to $500 million Over $500 million	.70% .65% .60%
JNL/Eagle Core Equity Fund	$0 to $50 million $50 million to $300 million Over $300 million	.70% .65% .55%
JNL/Eagle SmallCap Equity Fund	$0 to $150 million $150 million to $500 million Over $500 million	.75% .70% .65%
JNL/FMR Balanced Fund	$0 to $500 million $500 million to $750 million Over $750 million	.70% .65% .60%

JNL/FMR Mid-Cap Equity Fund	$0 to $250 million $250 million to $750 million $750 million to $1.5 billion Over $1.5 billion	.70% .65% .60% .55%
JNL/Franklin Templeton Income Fund	$0 to $100 million $100 million to $200 million $200 million to $500 million Over $500 million	.80% .75% .65% .60%
JNL/Franklin Templeton Small Cap Value Fund	$0 to $200 million $200 million to $500 million Over $500 million	.85% .77% .75%
JNL/Goldman Sachs Mid Cap Value Fund	$0 to $100 million Over $100 million	.75% .70%
JNL/Goldman Sachs Short Duration Bond Fund	$0 to $250 million Over $250 million	.45% .40%
JNL/JPMorgan International Equity Fund	$0 to $50 million $50 million to $200 million $200 million to $500 million Over $500 million	.75% .70% .65% .60%
JNL/JPMorgan International Value Fund	$0 to $50 million $50 million to $200 million $200 million to $500 million Over $500 million	.75% .70% .65% .60%
JNL/Lazard Emerging Markets Fund	$0 to $100 million $100 million to $250 million Over $250 million	1.00% .90% .85%
JNL/Lazard Mid Cap Value Fund	$0 to $100 million $100 million to $250 million Over $250 million	.75% .70% .65%
JNL/Lazard Small Cap Value Fund	$0 to $500 million Over $500 million	.75% .70%
JNL/Mellon Capital Management S&P 500 Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.29% .24% .23%
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.29% .24% .23%
JNL/Mellon Capital Management Small Cap Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.29% .24% .23%

JNL/Mellon Capital Management International Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.30% .25% .24%
JNL/Mellon Capital Management Bond Index Fund	$0 to $500 million $500 million to $750 million Over $750 million	.30% .25% .24%
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund	$0 to $50 million Over $50 million	.50% .45%
JNL/Oppenheimer Global Growth Fund	$0 to $300 million Over $300 million	.70% .60%
JNL/Oppenheimer Growth Fund	$0 to $300 million Over $300 million	.65% .60%
JNL/PIMCO Real Return Bond Fund	All assets	.50%
JNL/PIMCO Total Return Bond Fund	All assets	.50%
JNL/Putnam Equity Fund	$0 to $150 million $150 million to $300 million Over $300 million	.675% .60% .575%
JNL/Putnam Midcap Growth Fund	$0 to $300 million Over $300 million	.75% .70%
JNL/Putnam Value Equity Fund	$0 to $150 million $150 million to $300 million Over $300 million	.675% .60% .575%
JNL/Western High Yield Bond Fund	$0 to $50 million $50 million to $150 million $150 million to $300 million $300 million to $500 million Over $500 million	.55% .50% .475% .45% .425%
JNL/Western Strategic Bond Fund	$0 to $150 million $150 million to $500 million Over $500 million	.65% .60% .55%
JNL/Western U.S. Government & Quality Bond Fund	$0 to $150 million $150 million to $300 million $300 million to $500 million Over $500 million	.50% .45% .40% .35%
JNL/Select Balanced Fund	$0 to $50 million $50 million to $150 million $150 million to $300 million $300 million to $500 million Over $500 million	.55% .50% .475% .45% .425%

JNL/Select Global Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $750 million Over $750 million	.75% .70% .65% .60%
JNL/Select Large Cap Growth Fund	$0 to $150 million $150 million to $500 million $500 million to $750 million Over $750 million	.70% .65% .60% .55%
JNL/Select Money Market Fund	$0 to $500 million Over $500 million	0.28% 0.25%
JNL/Select Value Fund	$0 to $300 million $300 million to $500 million Over $500 million	.55% .50% .45%
JNL/T. Rowe Price Established Growth Fund	$0 to $150 million $150 million to $500 million Over $500 million	.65% .60% .55%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $150 million Over $150 million	.75% .70%
JNL/T. Rowe Price Value Fund	$0 to $150 million $150 million to $500 million Over $500 million	.70% .65% .60%
JNL/S&P Managed Conservative Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Moderate Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Moderate Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Managed Aggressive Growth Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Retirement Income Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Retirement 2015 Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Retirement 2020 Fund	$0 to $500 million Over $500 million	.13% .08%
JNL/S&P Retirement 2025 Fund	$0 to $500 million Over $500 million	.13% .08%

Sub-Advisory Arrangements

The Adviser selects, contracts with and compensates Sub-Advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Fund and reviews the performance of such Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements with the Adviser, the Sub-Adviser manages the investment and reinvestment of the assets of the assigned Fund, subject to the supervision of the Trustees of the Trust. The Sub-Adviser formulates a continuous investment program for each such Fund consistent with its investment objectives and policies outlined in this Prospectus. Each Sub-Adviser, except SPIAS, implements such programs by purchases and sales of securities. Because the investments of the Funds for which SPIAS is Sub-Adviser consist exclusively of shares of other Funds of the Trust, SPIAS relays its program recommendations to the Adviser for implementation. Each Sub-Adviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

As compensation for its services, each Sub-Adviser receives a fee from the Adviser computed separately for the applicable Fund, stated as an annual percentage of the net assets of such Fund. The SAI contains a schedule of the management fees the Adviser currently is obligated to pay the Sub-Advisers out of the advisory fee it receives from the Fund.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the Securities and Exchange Commission that allows the Adviser to hire, replace or terminate Sub-Advisers with the approval of the Board of Trustees, but without the approval of shareholders. The order allows the Adviser to revise a sub-advisory agreement with the approval of the Board of Trustees, but without shareholder approval. Under the terms of the exemption, if a new Sub-Adviser is hired by the Adviser, shareholders in the affected Fund will receive information about the new Sub-Adviser within 90 days of the change. The order allows the Funds to operate more efficiently and with greater flexibility. The Adviser provides the following oversight and evaluation services to the Funds, including, but not limited to:

•	performing initial due diligence on prospective Sub-Advisers for the Funds;
•	monitoring the performance of Sub-Advisers;
•	communicating performance expectations to the Sub-Advisers; and
•	ultimately recommending to the Board of Trustees whether a Sub-Adviser’s contract should be renewed, modified or terminated.

The Adviser does not expect to recommend frequent changes of Sub-Advisers. Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Funds will obtain favorable results at any given time. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

ADMINISTRATIVE FEE

In addition to the investment advisory fee, each Fund, except the JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/JPMorgan International Equity Fund and the JNL/S&P Funds, pays to JNAM L.L.C. (the Administrator) an Administrative Fee of .10% of the average daily net assets of the Fund. The JNL/JPMorgan International Value Fund, the JNL/Lazard Emerging Markets Fund, the JNL/Select Global Growth Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/Mellon Capital Management International Index Fund and the JNL/JPMorgan International Equity Fund pay an Administrative Fee of .15%. The JNL/S&P Funds pay an Administrative Fee of .05%. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal, audit, fund accounting, custody, printing and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as “Other Expenses” in the fee tables).

CLASSES OF SHARES

Effective December 15, 2003, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act. Under the multi-class plan, each Fund has two classes of shares (Class A and Class B), except (the JNL/S&P Funds have one class of shares. The outstanding shares of all Funds (except JNL/S&P Funds) as of that date have been redesignated Class A shares.

This prospectus offers two class of shares. Under the multi-class structure, the Class A shares and Class B shares of each Fund represent interests in the same portfolio of securities, and will be substantially the same except for "class expenses." The expenses of each Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each Class, except that class expenses will be allocated to each Class. "Class expenses" will include any distribution or administrative or service expense allocable to the appropriate Class, pursuant to the Brokerage Enhancement Plan described below, and any other expense that JNAM L.L.C. determines, subject to ratification or approval by the Board, to be properly allocable to that Class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular Class (or contract owners of variable contracts funded by shares of such Class) materials such as prospectuses, shareholder reports and (ii) professional fees relating solely to one Class.

DISTRIBUTION PLAN

All Funds of the Trust except each of the JNL/S&P Funds, have adopted, in accord with the provisions of Rule 12b-1 under the Investment Company Act of 1940, a Distribution Plan (the “Plan”).

On September 25, 2003, the Board of Trustees of the Trust, including all of the disinterested Trustees (within the meaning of the Investment Company Act of 1940, as amended), approved the Amended Plan pursuant to Rule 12b-1 with respect to the Class A shares and the Class B shares of each Fund. Also at that meeting, the Board, including all of the Independent Trustees, approved an amendment to the Trust’s existing Distribution Agreement with Jackson National Life Distributors, Inc. (“JNLD”), dated December 12, 2002. The Amendment to the Distribution Agreement reflected the provisions of the Amended Plan establishing new Classes of shares and authorizing the Rule 12b-1 fee with respect to Class A shares. Each of the affected Funds approved the Amended Plan and the amendment to the Distribution Agreement at a shareholders meeting held on December 1, 2003.

On August 31, 2005, the Board of Trustees, including all of the Independent Trustees, approved the continuation of Plan pursuant to the Rule 12b-1 with respect to the Class A interests of each Fund. Also at that meeting, the Board, including all of the Independent Trustees, approved the related Distribution Agreement with JNLD, appointing JNLD as distributor of the interests of each Company.

On November 23, 2004, the Board of Trustees of the Trust approved an amendment to the Amended Plan and also approved an amendment to the Trust’s existing Distribution Agreement, terminating the provisions of the Amended Plan and the Distribution Agreement permitting the use of brokerage commissions to promote the sale and distribution of Trust shares through the sale of variable insurance products funded by the Trust. The amendments approved on November 23, 2004 did not require a shareholder vote. As a result of these changes, effective December 13, 2004, Class B shares will no longer be subject to Rule 12b-1 expenses.

JNLD, as principal underwriter, to the extent consistent with existing law, and the Amended Plan, may use the Rule 12b-1 fee to reimburse itself or compensate broker-dealers, administrators or others for providing distribution, administrative, or other services with respect to Class A shares. This description of the Amended Plan and the Amendment to the Distribution Agreement is qualified in its entirety by reference to the Amended Plan, the current Distribution Agreement, and the Amendment to the Distribution Agreement.

For more information about the Plan, including the November 23, 2004 amendment, please read the “Distribution Plan” section of the SAI.

THE DISTRIBUTOR

The Distributor also has the following relationships with the Sub-Advisers and their affiliates. The Distributor receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser’s participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the Sub-Advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable insurance contracts and variable life insurance policies (the "Contracts") issued by Jackson National Life Insurance Company and its subsidiary Jackson National Life Insurance Company of New York. Raymond James Financial Services, a brokerage affiliate of the Sub-Adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

INVESTMENT IN TRUST SHARES

Shares of the Trust are currently sold to separate accounts (Accounts) of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951, and Jackson National Life Insurance Company of New York, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable contracts (Contracts), to qualified retirement plans and other regulated investment companies. The Accounts purchases the shares of the sub-accounts that investin the Funds at their net asset value. There is no sales charge.

Shares of the Funds are not available to the general public directly. Some of the Funds are managed by Sub-Advisers who manage publicly available mutual funds having similar names and investment objectives. While some of the Funds may be similar to, and may in fact be modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The net asset value per share of each Fund is determined by the Administrator at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) each day that the New York Stock Exchange is open. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board of Trustees has adopted procedures pursuant to which the Administrator may determine, subject to Board verification, the “fair value” of a security for which a current market price is not available. Under these procedures, in general the "fair value" of a security shall be the amount, determined by the Administrator in good faith, that the owner of such security might reasonably expect to receive upon its current sale.

A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares. As a result, a Fund’s net asset value may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

Because the calculation of a Fund’s net asset value does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund's net asset value ("time-zone arbitrage"). Accordingly, the Trust’s procedures for pricing of portfolio securities also authorize the Administrator, subject to verification by the Trustees, to determine the “fair value” of such securities for purposes of calculating a Fund’s net asset value. The Administrator will "fair value"

such securities if it determines that a “significant event” has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund’s net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices will be deemed under the Trust’s pricing procedures to be a “significant event.” A “significant event” affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities. Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator will adjust the closing prices of all foreign securities held in any Fund's portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining a Fund’s net asset value. When fair-value pricing is employed, the securities prices used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for “time zone arbitrage” in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices. However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

“MARKET TIMING” POLICY

Fund shares may only be purchased by separate accounts of JNL and an affiliated insurance company, by those insurance companies themselves, by a qualified retirement plan for JNL and its affiliates, and other regulated investment companies.

The interests of the Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of JNL and an affiliated insurance company that invest in the Fund. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as “market timing”. The Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of Fund shares.

JNL and an affiliated insurance company that invest in the Fund take various steps designed to deter and curtail market timing, based on daily monitoring of trading activity. The Funds also report trading activity that it has identified as being potentially injurious to the Funds. See the Separate Account Prospectus for the contract that describes JNL's anti-market timing policies and procedures. The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund anti-market timing policies if they are not in violation of the Separate Accounts anti-market timing policies and procedures.

In addition to identifying any potentially disruptive trading activity, the Funds’ Board of Trustees have adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds. The Funds’ “fair value” pricing policy applies to all Funds where a significant event (as described above) has occurred. In addition, the S&P Funds net asset values are calculated based on the net asset values of the underlying Funds and the “fair value” pricing policy will apply to the underlying Funds as described above. The Funds’ “fair value” pricing policy is described under “Investment in Trust Shares” above.

The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, together with those of JNL, its affiliated insurance company, and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on JNL and its affiliated insurance company to take the appropriate steps, including daily monitoring of separate account trading activity, to further deter market timing. If they are ineffective, the adverse consequences described above could occur.

DISCLOSURE OF PORTFOLIO SECURITIES

A description of the Fund’s policies and procedures relating to disclosure of portfolio securities is available in the Fund’s Statement of Additional Information and at www.jnl.com or www.jnlny.com.

SHARE REDEMPTION

An Account redeems shares to make benefit or withdrawal payments under the terms of its Contracts. Redemptions are processed on any day on which the Trust and New York Stock Exchange are open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust’s transfer agent.

The Trust may suspend the right of redemption only under the following unusual circumstances:

•	when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

•	when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

TAX STATUS

Each Fund’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code (Code) necessary to qualify as a regulated investment company. Each Fund intends to distribute all its net investment income and net capital gains to shareholders and, therefore, will not be required to pay any federal income taxes.

Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Because the shareholders of each Fund are Accounts and qualified retirement plans, there are no tax consequences to shareholders of buying, holding, exchanging and selling shares of the Funds. Distributions from the Funds are not taxable to those shareholders. However, owners of Contracts should consult the applicable Account prospectus for more detailed information on tax issues related to the Contracts.

The following table provides selected per share data for one share of each Fund. The information does not reflect any charges imposed under a variable insurance contract. You should refer to the appropriate variable insurance contract prospectus regarding such charges.

JNL Series Trust
Financial Highlights													Assuming No Expense
													ment or Fees Paid Indirectly
		Increase (Decrease) from				Distributions from						Ratio of Net		Ratio of Net
	Net Asset	Investment Operations				Net Realized		Supplemental Data			Ratio of	Investment	Ratio of	Investment
	Value	Net	Net Realized	Total from	Distributions from	Gains on	Net Asset		Net Assets,		Expenses to	Income (Loss)	Expenses to	Income (Loss)
	Beginning	Investment	& Unrealized	Investment	Net Investment	Investment	Value, End	Total	End of Period	Portfolio	Average Net	to Average	Average Net	to Average
Period Ended	of Period	Income (Loss)	Gains (Losses)	Operations	Income	Transactions	of Period	Return(b)	(in thousands)	Turnover (d)	Assets (c)	Net Assets (c)	Assets (c)	Net Assets (c)
JNL/AIM Large Cap Growth Fund

Class A
12/31/2005	$ 11.67	$ -	$ 0.84	$ 0.84	$ -	$ -	$ 12.51	7.23%	$ 361,417	100.66%	1.01%	0.03%	n/a %	n/a %
12/31/2004	10.61	0.01	1.05	1.06	-	-	11.67	9.99	191,003	96.49	1.07	0.09	1.10	0.06
12/31/2003	8.16	(0.02)	2.47	2.45	-	-	10.61	30.02	36,421	140.00	1.10	(0.41)	1.18	(0.49)
12/31/2002	10.97	(0.03)	(2.76)	(2.79)	-	(0.02)	8.16	(25.47)	6,857	180.06	1.10	(0.33)	1.15	(0.38)
10/29(a)-12/31/01	10.00	-	0.97	0.97	-	-	10.97	9.70	6,058	14.93	1.10	(0.26)	1.32	(0.48)

Class B
12/31/2005	11.69	0.02	0.84	0.86	-	-	12.55	7.39	236	100.66	0.81	0.23	n/a	n/a
03/05(a)-12/31/04	10.99	0.02	0.68	0.70	-	-	11.69	6.37	24	96.49	0.86	0.55	0.90	0.52

JNL/AIM Real Estate Fund

Class A
05/02(a)-12/31/2005	10.00	0.21	1.49	1.70	-	-	11.70	17.00	79,209	35.97	1.05	3.37	n/a	n/a

Class B
05/02(a)-12/31/2005	10.00	0.23	1.49	1.72	-	-	11.72	17.20	146	35.97	0.85	3.57	n/a	n/a

JNL/AIM Small Cap Growth Fund

Class A
12/31/2005	12.47	(0.08)	1.13	1.05	-	-	13.52	8.42	49,776	65.07	1.16	(0.67)	n/a	n/a
12/31/2004	11.67	(0.12)	0.92	0.80	-	-	12.47	6.86	44,358	92.65	1.16	(0.92)	1.18	(0.94)
12/31/2003	8.43	(0.05)	3.29	3.24	-	-	11.67	38.43	43,940	30.17	1.15	(0.89)	1.19	(0.93)
12/31/2002	11.60	(0.07)	(3.10)	(3.17)	-	-	8.43	(27.32)	12,915	46.22	1.15	(0.83)	1.17	(0.85)
10/29(a)-12/31/01	10.00	(0.01)	1.61	1.60	-	-	11.60	16.00	7,665	3.86	1.15	(0.74)	1.24	(0.83)

Class B
12/31/05	12.48	(0.04)	1.13	1.09	-	-	13.57	8.73	158	65.07	0.95	(0.46)	n/a	n/a
03/05(a)-12/31/04	12.21	(0.02)	0.29	0.27	-	-	12.48	2.21	7	92.65	0.96	(0.68)	0.98	(0.70)

JNL/Alger Growth Fund

Class A
12/31/2005	15.50	0.01	1.90	1.91	(0.02)	-	17.39	12.30	250,938	264.37	1.01	0.02	n/a	n/a
12/31/2004	14.76	0.01	0.73	0.74	-	-	15.50	5.02	292,638	195.33	1.04	0.11	1.11	0.04

12/31/2003	10.91	(0.03)	3.88	3.85	-	-	14.76	35.29	244,667	168.09	1.08	(0.27)	1.15	(0.34)
12/31/2002	16.33	(0.04)	(5.38)	(5.42)	-	-	10.91	(33.19)	175,439	236.63	1.08	(0.25)	n/a	n/a
12/31/2001	18.58	(0.04)	(2.18)	(2.22)	-	(0.03)	16.33	(11.97)	341,162	86.80	1.07	(0.23)	n/a	n/a

Class B
12/31/2005	15.50	0.04	1.91	1.95	(0.02)	-	17.43	12.56	139	264.37	0.80	0.23	n/a	n/a
03/05(a)-12/31/04	15.41	0.04	0.09	0.13	(0.04)	-	15.50	0.82	7	195.33	0.79	0.88	0.86	0.81

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
JNL/Eagle Core Equity Fund

Class A
12/31/2005	$ 14.96	$ 0.14	$ 0.36	$ 0.50	$ (0.13)	$ -	$ 15.33	3.37%	$ 244,280	105.53%	0.96%	0.77%	n/a %	n/a %
12/31/2004	14.17	0.11	0.79	0.90	(0.11)	-	14.96	6.32	357,978	100.79	0.96	0.85	1.00	0.81
12/31/2003	11.45	0.09	2.72	2.81	(0.09)	-	14.17	24.54	245,913	80.50	0.97	0.83	1.01	0.79
12/31/2002	14.53	0.10	(3.08)	(2.98)	(0.10)	-	11.45	(20.53)	149,242	94.37	0.97	0.78	1.00	0.75
12/31/2001	16.21	0.07	(1.67)	(1.60)	(0.07)	(0.01)	14.53	(9.83)	174,813	102.56	0.97	0.58	0.99	0.56

Class B
12/31/2005	15.02	0.17	0.36	0.53	(0.13)	-	15.42	3.56	140	105.53	0.76	0.97	n/a	n/a
03/05(a)-12/31/04	14.68	0.07	0.34	0.41	(0.07)	-	15.02	2.81	20	100.79	0.76	1.33	0.80	1.29
JNL/Eagle SmallCap Equity Fund

Class A
12/31/2005	19.97	(0.15)	0.66	0.51	-	(0.35)	20.13	2.52	159,471	56.66	1.06	(0.72)	n/a	n/a
12/31/2004	16.81	(0.12)	3.28	3.16	-	-	19.97	18.80	169,746	53.14	1.06	(0.76)	1.07	(0.77)
12/31/2003	12.01	(0.10)	4.90	4.80	-	-	16.81	39.97	109,972	70.06	1.05	(0.75)	1.10	(0.80)
12/31/2002	15.55	(0.08)	(3.46)	(3.54)	-	-	12.01	(22.77)	76,198	71.45	1.05	(0.49)	1.08	(0.52)
12/31/2001	14.20	(0.41)	1.97	1.56	-	(0.21)	15.55	11.00	112,967	65.36	1.05	(0.31)	1.07	(0.33)

Class B
12/31/2005	20.02	(0.11)	0.66	0.55	-	(0.35)	20.22	2.71	145	56.66	0.85	(0.51)	n/a	n/a
03/05(a)-12/31/04	18.33	(0.04)	1.73	1.69	-	-	20.02	9.22	7	53.14	0.84	(0.53)	0.86	(0.55)

JNL/FMR Balanced Fund

Class A
12/31/2005	10.02	0.12	0.89	1.01	-	-	11.03	10.09	127,908	83.07	1.01	1.22	n/a	n/a
12/31/2004	9.27	0.12	0.75	0.87	(0.12)	-	10.02	9.42	104,564	163.88	1.03	1.25	1.04	1.24
12/31/2003	8.26	0.12	1.01	1.13	(0.12)	-	9.27	13.73	114,262	60.48	1.05	1.64	1.07	1.62
12/31/2002	9.05	0.20	(0.80)	(0.60)	(0.19)	-	8.26	(6.57)	75,591	90.71	1.05	2.11	1.07	2.09
12/31/2001	9.69	0.21	(0.65)	(0.44)	(0.20)	-	9.05	(4.49)	72,281	105.66	1.05	2.48	1.06	2.47

Class B
12/31/2005	10.10	0.14	0.90	1.04	-	-	11.14	10.31	131	83.07	0.81	1.42	n/a	n/a

03/05(a)-12/31/04	9.52	0.06	0.58	0.64	(0.06)	-	10.10	6.78	2	163.88	0.77	1.38	0.78	1.37

JNL/FMR Capital Growth Fund

Class A
12/31/2005	15.67	(0.02)	0.99	0.97	(0.05)	-	16.59	6.16	217,173	149.30	1.01	(0.11)	n/a	n/a
12/31/2004	13.28	0.05	2.34	2.39	-	-	15.67	18.00	210,402	231.52	1.02	0.39	1.04	0.37
12/31/2003	9.79	(0.06)	3.55	3.49	-	-	13.28	35.65	158,013	31.95	1.05	(0.51)	1.07	(0.53)
12/31/2002	13.83	(0.07)	(3.97)	(4.04)	-	-	9.79	(29.21)	135,669	56.03	1.04	(0.51)	1.09	(0.56)
12/31/2001	23.55	(0.11)	(9.35)	(9.46)	-	(0.26)	13.83	(40.19)	260,726	96.69	1.01	(0.61)	1.03	(0.63)

Class B
12/31/2005	15.70	0.01	0.99	1.00	(0.05)	-	16.65	6.34	128	149.30	0.80	0.10	n/a	n/a
03/05(a)-12/31/04	13.97	0.05	1.68	1.73	-	-	15.70	12.38	3	231.52	0.78	0.97	0.80	0.95

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
JNL/Franklin Templeton Small Cap Value Fund

Class A
05/02(a)-12/31/2005	$ 10.00	$ 0.02	$ 1.01	$ 1.03	$ -	$ -	$ 11.03	10.30%	$ 72,399	4.57%	1.14%	0.39%	n/a %	n/a %

Class B
05/02(a)-12/31/2005	10.00	0.03	1.01	1.04	-	-	11.04	10.40	139	4.57	0.96	0.57	n/a	n/a

JNL/Goldman Sachs Mid Cap Value Fund

Class A
05/02(a)-12/31/2005	10.00	0.06	1.33	1.39	-	-	11.39	13.90	85,789	34.39	1.06	1.02	n/a	n/a

Class B
05/02(a)-12/31/2005	10.00	0.07	1.33	1.40	-	-	11.40	14.00	151	34.39	0.86	1.22	n/a	n/a

JNL/JPMorgan International Equity Fund

Class A
12/31/2005	11.04	0.14	1.04	1.18	(0.19)	-	12.03	10.69	201,554	71.32	1.08	1.25	n/a	n/a
12/31/2004	9.61	0.10	1.47	1.57	(0.14)	-	11.04	16.34	94,998	75.17	1.17	0.96	1.19	0.94
12/31/2003	7.59	0.10	2.06	2.16	(0.14)	-	9.61	28.53	96,811	113.94	1.23	1.17	1.26	1.14
12/31/2002	9.66	0.08	(2.07)	(1.99)	(0.08)	-	7.59	(20.58)	78,272	134.52	1.18	0.83	1.21	0.80
12/31/2001	12.23	0.08	(2.56)	(2.48)	(0.07)	(0.02)	9.66	(20.29)	103,972	66.42	1.17	0.76	1.18	0.75

Class B
12/31/2005	11.06	0.16	1.05	1.21	(0.19)	-	12.08	10.94	134	71.32	0.87	1.46	n/a	n/a
03/05(a)-12/31/04	10.11	0.09	0.99	1.08	(0.13)	-	11.06	10.72	1	75.17	0.92	1.30	0.94	1.28

JNL/JPMorgan International Value Fund

Class A
12/31/2005	9.29	0.13	1.59	1.72	(0.01)	(0.06)	10.94	18.57	234,118	72.39	1.08	1.63	n/a	n/a
12/31/2004	7.65	0.07	1.65	1.72	(0.08)	-	9.29	22.54	82,081	90.31	1.13	1.14	n/a	n/a
12/31/2003	5.56	-	2.19	2.19	(0.10)	-	7.65	39.43	29,609	131.90	1.12	0.75	n/a	n/a
12/31/2002	7.75	0.07	(2.13)	(2.06)	(0.13)	-	5.56	(26.59)	5,642	146.48	1.08	0.95	n/a	n/a
12/31/2001	9.79	0.09	(2.08)	(1.99)	(0.04)	(0.01)	7.75	(20.33)	7,304	82.18	1.07	1.07	n/a	n/a

Class B
12/31/2005	9.37	0.15	1.62	1.77	(0.01)	(0.06)	11.07	18.90	165	72.39	0.87	1.84	n/a	n/a
03/05(a)-12/31/04	8.17	0.03	1.18	1.21	(0.01)	-	9.37	14.85	5	90.31	0.93	1.36	n/a	n/a

JNL/Lazard Mid Cap Value Fund

Class A
12/31/2005	14.66	0.07	1.24	1.31	(0.06)	(2.37)	13.54	8.81	228,735	84.55	1.03	0.49	n/a	n/a
12/31/2004	13.16	0.02	3.21	3.23	(0.02)	(1.71)	14.66	24.72	222,542	100.95	1.08	0.20	1.13	0.15
12/31/2003	10.23	0.04	2.92	2.96	(0.03)	-	13.16	28.89	142,798	88.62	1.08	0.40	1.17	0.31
12/31/2002	11.97	0.03	(1.72)	(1.69)	(0.03)	(0.02)	10.23	(14.08)	76,890	98.18	1.08	0.41	1.12	0.37

12/31/2001	11.75	0.06	1.50	1.56	(0.06)	(1.28)	11.97	13.24	26,886	143.12	1.07	0.65	1.20	0.52

Class B
12/31/2005	14.70	0.10	1.24	1.34	(0.06)	(2.37)	13.61	8.99	253	84.55	0.83	0.69	n/a	n/a
03/05(a)-12/31/04	14.28	0.02	2.13	2.15	(0.02)	(1.71)	14.70	15.20	29	100.95	0.88	0.45	0.93	0.40

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
JNL/Lazard Small Cap Value Fund

Class A
12/31/2005	$ 13.81	$ (0.01)	$ 0.67	$ 0.66	$ -	$ (1.70)	$ 12.77	4.65%	$ 197,826	98.76%	1.06%	(0.07)%	n/a %	n/a %
12/31/2004	13.05	(0.02)	2.03	2.01	(0.01)	(1.24)	13.81	15.38	218,851	105.06	1.12	(0.20)	1.18	(0.26)
12/31/2003	9.40	0.01	3.64	3.65	-	-	13.05	38.83	155,191	70.95	1.13	0.17	1.20	0.10
12/31/2002	11.40	-	(1.96)	(1.96)	-	(0.04)	9.40	(17.22)	74,559	94.87	1.14	(0.03)	1.17	(0.06)
12/31/2001	10.28	0.02	1.77	1.79	(0.02)	(0.65)	11.40	17.34	35,164	78.01	1.15	0.32	1.21	0.26

Class B
12/31/2005	13.84	0.01	0.68	0.69	-	(1.70)	12.83	4.85	228	98.76	0.86	0.13	n/a	n/a
03/05(a)-12/31/04	13.92	-	1.16	1.16	-	(1.24)	13.84	8.34	27	105.06	0.92	(0.10)	0.98	(0.16)

JNL/Mellon Capital Management Bond Index Fund

Class A
12/31/2005	10.83	0.18	0.02	0.20	(0.22)	(0.06)	10.75	1.85	180,542	360.84	0.61	3.46	n/a	n/a
12/31/2004	10.47	0.35	0.04	0.39	(0.03)	-	10.83	3.74	116,440	215.24	0.61	3.31	n/a	n/a
12/31/2003	10.48	0.23	0.07	0.30	(0.19)	(0.12)	10.47	2.87	83,547	70.57	0.60	3.29	n/a	n/a
01/15(a)-12/31/02	10.00	0.36	0.50	0.86	(0.36)	(0.02)	10.48	8.55	34,286	77.16	0.60	4.12	n/a	n/a

Class B
12/31/2005	10.76	0.20	0.02	0.22	(0.22)	(0.06)	10.70	2.04	147	360.84	0.41	3.66	n/a	n/a
03/05(a)-12/31/04	10.73	0.12	0.02	0.14	(0.11)	-	10.76	1.35	17	215.24	0.41	3.38	n/a	n/a

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

Class A
12/31/2005	8.80	0.05	0.33	0.38	(0.27)	(0.59)	8.32	4.24	62,053	46.19	0.80	0.96	n/a	n/a
12/31/2004	7.93	0.07	0.82	0.89	(0.02)	-	8.80	11.27	181,444	66.90	0.78	1.17	0.78	1.17
12/31/2003	6.16	0.03	1.76	1.79	(0.02)	-	7.93	29.09	89,068	123.94	0.87	0.87	0.89	0.85
12/31/2002	8.21	0.04	(2.09)	(2.05)	-	-	6.16	(24.94)	42,071	63.08	0.89	0.69	0.90	0.68
12/31/2001	9.34	0.03	(1.13)	(1.10)	(0.03)	-	8.21	(11.78)	31,415	55.97	0.90	0.44	n/a	n/a

Class B
12/31/2005	8.73	0.08	0.33	0.41	(0.27)	(0.59)	8.28	4.63	179	46.19	0.61	1.15	n/a	n/a
03/05(a)-12/31/04	8.24	0.08	0.48	0.56	(0.07)	-	8.73	6.85	4	66.90	0.58	1.55	0.58	1.55

JNL/Mellon Capital Management International Index Fund

Class A
12/31/2005	13.67	0.29	1.53	1.82	(0.27)	(1.63)	13.59	13.31	294,677	42.89	0.66	2.08	n/a	n/a
12/31/2004	11.45	0.16	2.07	2.23	(0.01)	-	13.67	19.49	298,098	2.77	0.66	1.83	n/a	n/a
12/31/2003	8.44	0.10	3.04	3.14	(0.13)	-	11.45	37.31	97,126	1.66	0.65	1.59	n/a	n/a
01/15(a)-12/31/02	10.00	0.15	(1.51)	(1.36)	(0.20)	-	8.44	(13.60)	26,518	32.40	0.65	1.56	n/a	n/a

Class B
12/31/2005	13.66	0.31	1.53	1.84	(0.27)	(1.63)	13.60	13.46	374	42.89	0.46	2.28	n/a	n/a
03/05(a)-12/31/04	12.05	0.05	1.62	1.67	(0.06)	-	13.66	13.85	50	2.77	0.46	1.19	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
JNL/Mellon Capital Management S&P 400 MidCap Index Fund

Class A
12/31/2005	$ 13.28	$ 0.09	$ 1.51	$ 1.60	$ (0.10)	$ (0.57)	$ 14.21	11.98%	$ 288,486	15.22%	0.61%	0.82%	n/a %	n/a %
12/31/2004	11.47	0.06	1.75	1.81	-	-	13.28	15.79	198,751	13.75	0.60	0.62	n/a	n/a
12/31/2003	8.55	0.03	2.92	2.95	(0.03)	-	11.47	34.55	81,077	18.34	0.60	0.65	0.61	0.64
01/15(a)-12/31/02	10.00	0.06	(1.45)	(1.39)	(0.06)	-	8.55	(13.94)	12,728	60.00	0.60	0.60	0.61	0.59

Class B
12/31/2005	13.27	0.11	1.51	1.62	(0.10)	(0.57)	14.22	12.14	245	15.22	0.41	1.02	n/a	n/a
03/05(a)-12/31/04	12.28	0.05	0.98	1.03	(0.04)	-	13.27	8.42	90	13.75	0.40	0.84	n/a	n/a

JNL/Mellon Capital Management S&P 500 Index Fund

Class A
12/31/2005	10.66	0.13	0.34	0.47	(0.12)	(0.33)	10.68	4.37	427,375	14.14	0.61	1.30	n/a	n/a
12/31/2004	9.84	0.12	0.87	0.99	(0.12)	(0.05)	10.66	10.06	361,845	6.74	0.60	1.49	n/a	n/a
12/31/2003	7.79	0.03	2.13	2.16	(0.08)	(0.03)	9.84	27.79	190,338	8.90	0.60	1.22	0.61	1.21
01/15(a)-12/31/02	10.00	0.05	(2.26)	(2.21)	-	-	7.79	(22.10)	46,776	1.89	0.60	1.15	0.61	1.14

Class B
12/31/2005	10.72	0.15	0.34	0.49	(0.12)	(0.33)	10.76	4.54	537	14.14	0.41	1.50	n/a	n/a
03/05(a)-12/31/04	10.25	0.09	0.52	0.61	(0.09)	(0.05)	10.72	5.91	239	6.74	0.40	2.07	n/a	n/a

JNL/Mellon Capital Management Small Cap Index Fund

Class A
12/31/2005	13.43	0.08	0.49	0.57	(0.09)	(0.47)	13.44	4.22	237,460	16.09	0.60	0.84	n/a	n/a
12/31/2004	11.46	0.07	1.93	2.00	-	(0.03)	13.43	17.42	173,822	17.66	0.60	0.81	n/a	n/a
12/31/2003	7.94	0.05	3.59	3.64	(0.04)	(0.08)	11.46	45.88	76,130	38.17	0.60	0.75	0.61	0.74
01/15(a)-12/31/02	10.00	0.08	(2.06)	(1.98)	(0.08)	-	7.94	(19.79)	20,027	49.44	0.60	0.96	0.62	0.94

Class B
12/31/2005	13.39	0.10	0.49	0.59	(0.09)	(0.47)	13.42	4.38	248	16.09	0.40	1.04	n/a	n/a
03/05(a)-12/31/04	12.33	0.06	1.08	1.14	(0.05)	(0.03)	13.39	9.24	85	17.66	0.40	1.25	n/a	n/a

JNL/Oppenheimer Global Growth Fund

Class A
12/31/2005	11.92	0.08	1.56	1.64	(0.03)	-	13.53	13.74	289,390	26.96	1.06	0.74	n/a	n/a
12/31/2004	10.12	0.03	1.78	1.81	(0.01)	-	11.92	17.93	235,047	17.59	1.06	0.56	n/a	n/a
12/31/2003	7.20	0.03	2.89	2.92	-	-	10.12	40.56	104,625	38.02	1.05	0.57	n/a	n/a
12/31/2002	9.27	0.03	(2.10)	(2.07)	-	-	7.20	(22.33)	50,522	64.05	1.05	0.44	n/a	n/a
05/01(a)-12/31/01	10.00	0.03	(0.76)	(0.73)	-	-	9.27	(7.30)	59,841	44.80	1.05	0.54	n/a	n/a

Class B
12/31/2005	11.93	0.11	1.56	1.67	(0.03)	-	13.57	13.98	204	26.96	0.86	0.94	n/a	n/a
03/05(a)-12/31/04	10.71	0.03	1.21	1.24	(0.02)	-	11.93	11.60	24	17.59	0.86	0.59	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
JNL/Oppenheimer Growth Fund

Class A
12/31/2005	$ 8.63	$ (0.02)	$ 0.81	$ 0.79	$ (0.01)	$ -	$ 9.41	9.16%	$ 28,286	80.29%	0.98%	(0.30)%	n/a %	n/a %
12/31/2004	8.28	0.01	0.34	0.35	-	-	8.63	4.23	24,479	124.90	1.01	0.12	n/a	n/a
12/31/2003	7.03	(0.03)	1.28	1.25	-	-	8.28	17.78	32,993	94.02	1.00	(0.49)	n/a	n/a
12/31/2002	9.41	(0.03)	(2.35)	(2.38)	-	-	7.03	(25.29)	17,846	55.58	1.00	(0.49)	n/a	n/a
05/01(a)-12/31/01	10.00	0.01	(0.59)	(0.58)	(0.01)	-	9.41	(5.82)	13,557	58.88	1.00	0.17	n/a	n/a

Class B
12/31/2005	8.64	-	0.80	0.80	(0.01)	-	9.43	9.27	137	80.29	0.77	(0.09)	n/a	n/a
03/05(a)-12/31/04	8.57	0.03	0.04	0.07	-	-	8.64	0.82	1	124.90	0.82	0.61	n/a	n/a

JNL/PIMCO Total Return Bond Fund

Class A
12/31/2005	11.96	0.27	0.02	0.29	(0.33)	(0.22)	11.70	2.40	571,892	408.73	0.81	3.15	n/a	n/a
12/31/2004	11.76	0.17	0.36	0.53	(0.20)	(0.13)	11.96	4.45	390,124	352.28	0.81	1.72	n/a	n/a
12/31/2003	11.60	0.13	0.42	0.55	(0.17)	(0.22)	11.76	4.78	317,301	146.76	0.80	2.02	n/a	n/a
12/31/2002	10.66	0.24	0.70	0.94	-	-	11.60	8.85	211,362	116.05	0.80	3.23	n/a	n/a
12/31/2001	10.29	0.30	0.68	0.98	(0.28)	(0.33)	10.66	9.52	54,851	112.25	0.80	4.35	n/a	n/a

Class B
12/31/2005	12.15	0.29	0.02	0.31	(0.33)	(0.22)	11.91	2.52	174	408.73	0.60	3.36	n/a	n/a
03/05(a)-12/31/04	12.02	0.08	0.22	0.30	(0.04)	(0.13)	12.15	2.46	30	352.28	0.61	3.09	n/a	n/a

JNL/Putnam Equity Fund

Class A
12/31/2005	18.59	0.07	1.56	1.63	(0.16)	-	20.06	8.75	161,881	135.25	0.98	0.37	n/a	n/a

12/31/2004	16.54	0.20	1.96	2.16	(0.11)	-	18.59	13.04	149,669	91.21	0.99	0.95	1.06	0.88
12/31/2003	13.04	0.08	3.47	3.55	(0.05)	-	16.54	27.23	164,927	74.82	1.00	0.45	1.07	0.38
12/31/2002	17.18	-	(4.14)	(4.14)	-	-	13.04	(24.10)	153,303	123.47	0.99	0.23	1.05	0.17
12/31/2001	22.91	(0.01)	(5.72)	(5.73)	-	-	17.18	(25.01)	282,049	91.77	0.96	(0.07)	0.99	(0.10)

Class B
12/31/2005	18.59	0.11	1.56	1.67	(0.16)	-	20.10	8.96	124	135.25	0.78	0.57	n/a	n/a
03/05(a)-12/31/04	17.26	0.15	1.32	1.47	(0.14)	-	18.59	8.55	11	91.21	0.78	2.15	0.85	2.08

JNL/Putnam Midcap Growth Fund

Class A
12/31/2005	8.09	(0.03)	1.01	0.98	-	-	9.07	12.11	36,392	91.99	1.06	(0.38)	n/a	n/a
12/31/2004	6.82	(0.04)	1.31	1.27	-	-	8.09	18.62	33,829	111.57	1.06	(0.62)	1.14	(0.70)
12/31/2003	5.11	(0.03)	1.74	1.71	-	-	6.82	33.46	28,909	116.81	1.05	(0.52)	1.11	(0.58)
12/31/2002	7.23	(0.04)	(2.08)	(2.12)	-	-	5.11	(29.32)	18,647	116.70	1.05	(0.62)	1.10	(0.67)
12/31/2001	9.90	(0.05)	(2.62)	(2.67)	-	-	7.23	(26.97)	29,541	211.61	1.05	(0.46)	1.09	(0.50)

Class B
12/31/2005	8.11	(0.01)	1.01	1.00	-	-	9.11	12.33	131	91.99	0.85	(0.17)	n/a	n/a
03/05(a)-12/31/04	7.32	(0.02)	0.81	0.79	-	-	8.11	10.79	1	111.57	0.78	(0.34)	0.87	(0.43)

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
JNL/Putnam Value Equity Fund

Class A
12/31/2005	$ 17.42	$ 0.24	$ 0.61	$ 0.85	$ (0.18)	$ -	$ 18.09	4.91%	$ 181,363	79.01%	0.97%	0.97%	n/a %	n/a %
12/31/2004	16.09	0.24	1.33	1.57	(0.24)	-	17.42	9.76	215,615	46.27	0.97	1.24	1.01	1.20
12/31/2003	13.06	0.16	3.04	3.20	(0.17)	-	16.09	24.55	309,732	67.86	0.98	1.16	1.03	1.11
12/31/2002	16.50	0.16	(3.44)	(3.28)	(0.16)	-	13.06	(19.87)	256,100	62.19	0.98	1.06	1.01	1.03
12/31/2001	17.78	0.15	(1.27)	(1.12)	(0.16)	-	16.50	(6.32)	347,246	82.54	0.96	0.89	0.99	0.86

Class B
12/31/2005	17.48	0.28	0.62	0.90	(0.18)	-	18.20	5.18	107	79.01	0.76	1.18	n/a	n/a
03/05(a)-12/31/04	16.82	0.21	0.66	0.87	(0.21)	-	17.48	5.17	1	46.27	0.75	1.58	0.79	1.54

JNL/S&P Managed Aggressive Growth Fund

Class A
12/31/2005	11.89	0.25	0.76	1.01	(0.10)	-	12.80	8.48	657,320	35.06	0.18	0.22	n/a	n/a
12/31/2004	10.57	0.02	1.31	1.33	(0.01)	-	11.89	12.61	670,711	62.01	0.18	0.41	n/a	n/a
12/31/2003	8.44	0.06	2.20	2.26	(0.13)	-	10.57	26.80	164,016	3.87	0.20	0.97	n/a	n/a
12/31/2002	10.45	0.06	(1.97)	(1.91)	(0.10)	-	8.44	(18.26)	97,110	37.53	0.20	0.77	n/a	n/a
12/31/2001	12.86	0.02	(1.38)	(1.36)	(0.35)	(0.70)	10.45	(10.58)	107,519	67.65	0.20	1.16	n/a	n/a

JNL/S&P Managed Conservative Fund

Class A
12/31/2005	10.35	0.26	0.13	0.39	(0.03)		(0.01)	10.70	3.73	80,642	16.33	0.19	3.54	n/a	n/a
10/04(a)-12/31/04	10.00	0.14	0.21	0.35	-		-	10.35	3.50	13,909	13.03	0.18	12.94	n/a	n/a

JNL/S&P Managed Growth Fund

Class A
12/31/2005	12.23	0.30	0.61	0.91	(0.13)	#	(0.45)	12.56	7.44	1,059,806	32.50	0.16	0.62	n/a	n/a
12/31/2004	11.07	0.07	1.19	1.26	(0.06)	#	(0.04)	12.23	11.41	1,001,562	46.80	0.17	0.67	n/a	n/a
12/31/2003	9.25	0.08	1.93	2.01	(0.19)		-	11.07	21.73	609,887	3.33	0.20	1.40	n/a	n/a
12/31/2002	10.70	0.08	(1.41)	(1.33)	(0.12)		-	9.25	(12.40)	331,543	32.67	0.20	1.26	n/a	n/a
12/31/2001	12.37	0.01	(0.92)	(0.91)	(0.32)		(0.44)	10.70	(7.34)	298,741	59.64	0.20	1.66	n/a	n/a

JNL/S&P Managed Moderate Fund

Class A
12/31/2005	10.54	0.24	0.29	0.53	(0.02)		(0.01)	11.04	4.99	157,719	11.24	0.18	3.13	n/a	n/a
10/04(a)-12/31/04	10.00	0.11	0.43	0.54	-		-	10.54	5.40	19,873	0.39	0.18	11.25	n/a	n/a

JNL/S&P Managed Moderate Growth Fund

Class A
12/31/2005	11.67	0.34	0.41	0.75	(0.20)		(0.09)	12.13	6.41	861,543	21.32	0.17	1.39	n/a	n/a
12/31/2004	10.91	0.12	0.92	1.04	(0.11)		(0.17)	11.67	9.58	619,106	38.10	0.18	1.20	n/a	n/a
12/31/2003	9.48	0.10	1.58	1.68	(0.25)		-	10.91	17.75	402,322	2.24	0.20	1.79	n/a	n/a
12/31/2002	10.54	0.10	(0.99)	(0.89)	(0.17)		-	9.48	(8.48)	227,833	31.43	0.20	1.75	n/a	n/a
12/31/2001	11.83	0.08	(0.65)	(0.57)	(0.34)		(0.38)	10.54	(4.78)	187,495	49.46	0.20	2.42	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
JNL/Salomon Brothers High Yield Bond Fund

Class A
12/31/2005	$ 8.51	$ 0.62	$ (0.48)	$ 0.14	$ (0.62)		$ (0.08)	$ 7.95	1.69%	$ 276,421	32.61%	0.81%	7.39%	n/a %	n/a %
12/31/2004	8.03	0.17	0.49	0.66	(0.18)		-	8.51	8.22	284,949	149.00	0.83	6.97	n/a	n/a
12/31/2003	6.98	0.75	1.05	1.80	(0.75)		-	8.03	25.79	19,464	71.74	0.90	8.47	n/a	n/a
12/31/2002	7.42	0.87	(0.44)	0.43	(0.87)		-	6.98	5.76	17,079	77.04	0.90	8.88	n/a	n/a
12/31/2001	7.67	0.65	(0.24)	0.41	(0.66)		-	7.42	5.33	20,220	48.73	0.90	8.54	n/a	n/a

Class B
12/31/2005	8.66	0.64	(0.48)	0.16	(0.62)		(0.08)	8.12	1.89	214	32.61	0.60	7.60	n/a	n/a
03/05(a)-12/31/04	8.15	0.14	0.41	0.55	(0.04)		-	8.66	6.84	13	149.00	0.63	7.20	n/a	n/a

JNL/Salomon Brothers Strategic Bond Fund

Class A
12/31/2005	11.47	0.44	(0.14)	0.30	(0.48)	(0.21)	11.08	2.62	338,943	96.70	(f)	0.93		4.44	n/a	n/a
12/31/2004	11.40	0.56	0.23	0.79	(0.53)	(0.19)	11.47	6.91	236,706	74.16	(f)	0.94		4.63	n/a	n/a
12/31/2003	10.63	0.49	0.95	1.44	(0.52)	(0.15)	11.40	13.53	197,923	61.03		0.95		5.03	n/a	n/a
12/31/2002	10.41	0.65	0.22	0.87	(0.65)	-	10.63	8.38	125,881	83.34		0.95		6.22	n/a	n/a
12/31/2001	10.37	0.68	0.01	0.69	(0.65)	-	10.41	6.71	123,310	86.36		0.98	(e)	6.46	n/a	n/a

Class B
12/31/2005	11.84	0.48	(0.14)	0.34	(0.48)	(0.21)	11.49	2.87	171	96.70	(f)	0.73		4.64	n/a	n/a
03/05(a)-12/31/04	11.60	0.20	0.41	0.61	(0.18)	(0.19)	11.84	5.20	8	74.16	(f)	0.72		4.87	n/a	n/a

JNL/Salomon Brothers U.S. Government & Quality Bond Fund

Class A
12/31/2005	11.31	0.41	(0.14)	0.27	(0.41)	(0.10)	11.07	2.45	214,590	39.01	(f)	0.79		3.76	n/a	n/a
12/31/2004	11.47	0.54	(0.10)	0.44	(0.53)	(0.07)	11.31	3.85	197,863	64.93	(f)	0.79		3.92	n/a	n/a
12/31/2003	11.89	0.45	(0.31)	0.14	(0.42)	(0.14)	11.47	1.18	257,274	43.56		0.78		3.26	n/a	n/a
12/31/2002	11.17	0.42	0.86	1.28	(0.42)	(0.14)	11.89	11.47	304,265	35.72		0.78		4.26	n/a	n/a
12/31/2001	10.96	0.50	0.25	0.75	(0.49)	(0.05)	11.17	6.92	226,275	69.10		0.82	(e)	5.09	n/a	n/a

Class B
12/31/2005	11.71	0.44	(0.14)	0.30	(0.41)	(0.10)	11.50	2.53	121	39.01	(f)	0.59		3.96	n/a	n/a
03/05(a)-12/31/04	11.75	0.16	0.02	0.18	(0.15)	(0.07)	11.71	1.54	13	64.93	(f)	0.61		4.22	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
(e) The ratio of net operating expenses for JNL/Salomon Brothers Strategic Bond Fund and JNL/Salomon Brothers U.S. Government & Quality Bond Fund was 0.95% and 0.79%, respectively.

(f) The Portfolio Turnover including dollar roll transactions for JNL/Salomon Brothers Strategic Bond Fund and JNL/Salomon Brothers U.S. Government & Quality Bond Fund on 12/31/05 was 453.07% and 491.94%,

and 422.85% and 643.06% on 12/30/04, respectively.

JNL/Select Balanced Fund

Class A
12/31/2005	$ 17.12	$ 0.34	$ 0.58	$ 0.92	$ (0.38)	$ (1.91)	$ 15.75	5.30%	$ 396,350	42.18%	(e)	0.79%	2.22%	n/a %	n/a %
12/31/2004	15.55	0.36	1.33	1.69	(0.02)	(0.10)	17.12	10.88	381,316	120.61		0.80	2.42	n/a	n/a
12/31/2003	13.14	0.32	2.51	2.83	(0.30)	(0.12)	15.55	21.57	303,892	54.21		0.80	2.49	0.81	2.48
12/31/2002	14.00	0.42	(0.69)	(0.27)	(0.42)	(0.17)	13.14	(1.93)	217,013	68.30		0.81	2.98	0.81	2.98
12/31/2001	13.13	0.41	0.98	1.39	(0.44)	(0.08)	14.00	10.57	212,196	42.38		0.81	3.28	n/a	n/a

Class B
12/31/2005	16.98	0.37	0.58	0.95	(0.38)	(1.91)	15.64	5.52	198	42.18	(e)	0.59	2.42	n/a	n/a
03/05(a)-12/31/04	16.19	0.17	0.89	1.06	(0.17)	(0.10)	16.98	6.54	22	120.61		0.60	2.68	n/a	n/a

JNL/Select Global Growth Fund

Class A
12/31/2005	19.41	0.08	0.29	0.37	(0.10)	-	19.68	1.91	188,593	264.25		1.10	0.30	n/a	n/a
12/31/2004	17.43	0.10	1.88	1.98	-	-	19.41	11.36	217,952	296.09		1.11	0.58	1.21	0.48
12/31/2003	14.06	0.13	3.24	3.37	-	-	17.43	23.97	197,288	120.39		1.13	0.70	1.18	0.65
12/31/2002	19.48	0.10	(5.38)	(5.28)	(0.14)	-	14.06	(27.12)	206,070	65.19		1.07	0.45	1.10	0.42
12/31/2001	25.97	0.08	(6.19)	(6.11)	(0.35)	(0.03)	19.48	(23.50)	389,796	93.37		1.05	0.42	1.06	0.41

Class B
12/31/2005	19.45	0.12	0.29	0.41	(0.10)	-	19.76	2.12	122	264.25		0.89	0.51	n/a	n/a
03/05(a)-12/31/04	18.37	0.11	0.97	1.08	-	-	19.45	5.88	1	296.09		0.84	1.02	0.94	0.92

JNL/Select Large Cap Growth Fund

Class A
12/31/2005	19.71	(0.05)	0.97	0.92	-	-	20.63	4.67	216,007	77.29		0.99	(0.18)	n/a	n/a
12/31/2004	17.65	(0.02)	2.08	2.06	-	-	19.71	11.67	295,491	154.46		1.00	(0.09)	1.02	(0.11)
12/31/2003	13.03	(0.04)	4.66	4.62	-	-	17.65	35.46	257,852	78.47		1.04	(0.28)	1.08	(0.32)
12/31/2002	18.55	(0.04)	(5.48)	(5.52)	-	-	13.03	(29.76)	215,884	117.19		1.02	(0.18)	1.10	(0.26)
12/31/2001	26.65	-	(8.04)	(8.04)	(0.01)	(0.05)	18.55	(30.18)	436,946	100.02		0.99	0.05	1.02	0.02

Class B
12/31/2005	19.75	(0.01)	0.97	0.96	-	-	20.71	4.86	140	77.29		0.79	0.02	n/a	n/a
03/05(a)-12/31/04	18.67	0.04	1.04	1.08	-	-	19.75	5.78	2	154.46		0.76	0.40	0.77	0.39

JNL/Select Money Market Fund

Class A
12/31/2005	1.00	0.02	-	0.02	(0.02)	-	1.00	2.71	258,452	n/a		0.60	2.66	n/a	n/a
12/31/2004	1.00	0.01	-	0.01	(0.01)	-	1.00	0.78	237,815	n/a		0.61	0.81	n/a	n/a
12/31/2003	1.00	0.01	-	0.01	(0.01)	-	1.00	0.46	184,440	n/a		0.69	0.47	n/a	n/a
12/31/2002	1.00	0.01	-	0.01	(0.01)	-	1.00	1.07	214,520	n/a		0.69	1.07	n/a	n/a
12/31/2001	1.00	0.03	-	0.03	(0.03)	-	1.00	3.45	242,518	n/a		0.69	3.28	n/a	n/a

Class B
12/31/2005	1.00	0.02	-	0.02	(0.02)	-	1.00	2.91	469	n/a		0.40	2.88	n/a	n/a

03/05(a)-12/31/04	1.00	0.01	-	0.01	(0.01)	-	1.00	0.91	38	n/a	0.40	1.57	n/a	n/a

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.
(e) The Portfolio Turnover including dollar roll transactions for JNL/Select Balanced Fund is 142.02%.
JNL/Select Value Fund

Class A
12/31/2005	$ 16.71	$ 0.17	$ 1.20	$ 1.37	$ (0.20)	$ (0.98)	$ 16.90	8.15%	$ 277,461	29.04%	0.86%	1.41%	n/a %	n/a %
12/31/2004	14.70	0.12	2.05	2.17	(0.06)	(0.10)	16.71	14.77	154,283	136.31	0.86	1.50	n/a	n/a
12/31/2003	10.97	0.11	3.71	3.82	(0.03)	(0.06)	14.70	34.80	54,532	16.19	0.85	1.81	0.88	1.78
09/30(a)-12/31/02	10.00	0.06	0.91	0.97	-	-	10.97	9.70	18,004	8.64	0.85	2.24	0.98	2.11

Class B
12/31/2005	16.68	0.21	1.20	1.41	(0.20)	(0.98)	16.91	8.41	158	29.04	0.65	1.62	n/a	n/a
03/05(a)-12/31/04	15.47	0.11	1.31	1.42	(0.11)	(0.10)	16.68	9.22	27	136.31	0.66	1.73	n/a	n/a

JNL/T.Rowe Price Established Growth Fund

Class A
12/31/2005	18.36	0.04	1.08	1.12	(0.04)	-	19.44	6.09	732,553	41.03	0.91	0.24	n/a	n/a
12/31/2004	16.77	0.08	1.58	1.66	(0.07)	-	18.36	9.89	606,885	36.69	0.92	0.51	0.93	0.50
12/31/2003	12.85	0.02	3.90	3.92	-	-	16.77	30.54	474,046	36.37	0.92	0.14	0.95	0.11
12/31/2002	16.78	0.01	(3.92)	(3.91)	(0.02)	-	12.85	(23.33)	316,367	46.16	0.92	0.06	0.94	0.04
12/31/2001	18.74	0.02	(1.94)	(1.92)	-	(0.04)	16.78	(10.23)	474,105	63.38	0.92	0.12	0.92	0.12

Class B
12/31/2005	18.38	0.06	1.10	1.16	(0.04)	-	19.50	6.30	193	41.03	0.70	0.45	n/a	n/a
03/05(a)-12/31/04	17.44	0.08	0.93	1.01	(0.07)	-	18.38	5.81	24	36.69	0.73	1.21	0.74	1.20

JNL/T.Rowe Price Mid-Cap Growth Fund

Class A
12/31/2005	27.87	(0.07)	4.01	3.94	-	(2.17)	29.64	14.10	623,382	29.77	1.02	(0.32)	n/a	n/a
12/31/2004	24.89	(0.13)	4.61	4.48	-	(1.50)	27.87	18.03	541,739	34.02	1.02	(0.55)	1.04	(0.57)
12/31/2003	18.05	(0.12)	7.08	6.96	-	(0.12)	24.89	38.60	379,541	42.89	1.03	(0.60)	1.04	(0.61)
12/31/2002	23.12	(0.15)	(4.92)	(5.07)	-	-	18.05	(21.93)	248,327	42.22	1.03	(0.67)	1.04	(0.68)
12/31/2001	23.47	(0.13)	(0.22)	(0.35)	-	-	23.12	(1.49)	366,028	44.26	1.02	(0.56)	1.03	(0.57)

Class B
12/31/2005	27.92	0.01	4.00	4.01	-	(2.17)	29.76	14.32	276	29.77	0.82	(0.12)	n/a	n/a
03/05(a)-12/31/04	26.20	(0.03)	3.25	3.22	-	(1.50)	27.92	12.32	33	34.02	0.81	(0.24)	0.82	(0.25)

JNL/T.Rowe Price Value Fund

Class A
12/31/2005	13.64	0.13	0.70	0.83	(0.11)	(0.43)	13.93	6.07	544,901	28.86	0.97	1.08	n/a	n/a

12/31/2004	11.92	0.12	1.68	1.80	(0.08)	-	13.64	15.12	485,126	42.10	0.99	1.01	1.01	0.99
12/31/2003	9.22	0.06	2.70	2.76	(0.06)	-	11.92	29.97	404,470	28.06	1.00	1.05	1.02	1.03
12/31/2002	11.11	0.09	(1.96)	(1.87)	-	(0.02)	9.22	(16.84)	220,106	38.21	1.00	0.97	1.02	0.95
12/31/2001	11.14	0.08	0.01	0.09	(0.08)	(0.04)	11.11	0.78	216,408	42.29	1.00	0.93	1.02	0.91

Class B
12/31/2005	13.69	0.17	0.71	0.88	(0.11)	(0.43)	14.03	6.42	281	28.86	0.77	1.28	n/a	n/a
03/05(a)-12/31/04	12.50	0.05	1.18	1.23	(0.04)	-	13.69	9.87	34	42.10	0.79	1.51	0.80	1.50

(a) Commencement of operations.
(b) Total Return is not annualized for periods less than one year and does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(c) Annualized for periods less than one year.
(d) The Portfolio Turnover excludes dollar roll transactions.

PROSPECTUS

May 1, 2006

JNL SERIES TRUST

You can find more information about the Trust in:

•

The Trust’s Statement of Additional Information (SAI) dated May 1, 2006, which contains further information about the Trust and the Funds, particularly their investment practices and restrictions. The current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

•

The Trust’s Annual and Semi-Annual Reports to shareholders, which show the Fund’s actual investments and include financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund’s performance during the year covered by the report.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust Service Center, P.O. Box 378002, Denver, Colorado 80237-8003 or by visiting www.jnl.com or www.jnlny.com.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC’s Public Reference Room in Washington, D.C. Reports and other information about the Trust also are available on the EDGAR database on the SEC’s Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, 100 F. Street, N.E., Washington, D.C., 20549. You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.

The Trust’s SEC file number is: 811-8894

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2006

JNL SERIES TRUST

This Statement of Additional Information (the “SAI”) is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Series Trust Prospectus dated May 1, 2006 (the “Prospectus”). Not all Funds described in this SAI may be available for investment in each variable annuity contract or variable life insurance policy offered by Jackson National Life Insurance Company or Jackson National Life Insurance Company of New York. The financial statements of the JNL Series Trust for the year ended December 31, 2005 are incorporated by reference (which means they legally are a part of this SAI) from the Trust’s Annual/Semi-Annual Reports to shareholders. The Prospectus, SAI and Annual/Semi-Annual Reports may be obtained at no charge by calling 1-800-766-4683 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 378002, Denver, Colorado 80237-8002 or by visiting www.jnl.com or www.jnlny.com.

Shareholder Communications with Trustees

Shareholders of the Funds can communicate directly with the Board of Trustees by writing to the Chair of the Board, Dominic D’Annunzio, P.O. Box 30902, Lansing, MI 48909-8402. Shareholders can communicate directly with an individual trustee by writing to that trustee at P.O. Box 30902, Lansing, MI 48909-8402. Such communications to the Board or individual trustees are not screened before being delivered to the addressee.

General Information and History	2
Common Types of Investments and Management Practices	2
Additional Risk Considerations	28
Investment Restrictions Applicable to all Funds	32
Trustees and Officers of the Trust	44
Principal Holders of the Trust’s Shares	50
Investment Adviser, Sub-Advisers and Other Service Providers	56
Disclosure of Portfolio Information	58
Purchases, Redemptions and Pricing of Shares	167
Description of Shares; Voting Rights; Shareholder Inquiries	169
Tax Status	170
Financial Statements	172
Appendix A – Ratings of Investments	A-1

                                                 GENERAL INFORMATION AND HISTORY

The JNL Series Trust (the “Trust”) is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts, by a Declaration of Trust dated June 1, 1994. The Trust offers shares in separate Funds, each with its own investment objective.

COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES

This section describes some of the types of securities a Fund may hold in its portfolio and the various kinds of investment practices that may be used in day-to-day portfolio management. A Fund may invest in the following securities or engage in the following practices to the extent that such securities and practices are consistent with the Fund’s investment objective(s) and policies described in the Prospectus and in this SAI.

Alternative Entity Securities. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Asset-Backed Securities. A Fund may invest in asset-backed securities, which include mortgage-backed securities. Asset-backed securities represent interests in pools of assets which are backed by assets such as, but not exclusively, installment sales contracts, credit card receivables, automobile loans and leases, equipment sales/lease contracts, obligation trusts, commercial and residential mortgages and most are structured as pass-through securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. A sub-adviser considers estimated prepayment rates in calculating the average weighted maturities of the Fund. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities may be classified as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

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Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

If a Fund purchases an asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of an asset-backed security may decline when interest rates rise, the converse is not necessarily true. As noted above, interest rate changes also affect prepayments, which in turn affect the yield on asset-backed securities. For these and other reasons, an asset-backed security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return.

Bank Obligations. A Fund may invest in bank obligations, which include certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers’ acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates. The Funds may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks.

Borrowing and Lending. A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets, except that JNL/AIM Small Cap Growth Fund, JNL/AIM Large Cap Growth Fund, JNL/Franklin Templeton Small Cap Value Fund and JNL/Goldman Sachs Mid Cap Value Fund each may borrow up to 33 1/3% of its total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets. The JNL/Lazard Emerging Markets Fund may borrow for investment purposes to the extent permitted under the 1940Act.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

Brady Bonds. A Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in

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connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay and Venezuela. In addition, Brazil has concluded a Brady-like plan. It is expected that other countries will undertake a Brady Plan in the future, including Panama and Peru.

Brady Bonds do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily in U.S. dollars) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted to at least one year’s interest payments based on applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: 1) the collateralized repayment of principal at final maturity; 2) the collateralized interest payments; 3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accord with the terms of the debt.

Cash Position. A Fund may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. The Funds also may invest cash balances in shares of affiliated money market funds and unaffiliated money market funds. For temporary, defensive purposes, a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, and serves as a short-term defense during periods of unusual market volatility.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan

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obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Permitted	Restrictions
Accepting an Individual Gift	Gifts with a value of $100 or less are generally permitted.	Gifts of cash, gift certificates or other item readily convertible to cash cannot be accepted. Gifts valued at over $100 cannot be accepted.
Accepting a Firm Gift		Employee's Business Manager must approve prior to accepting.
Accepting Entertainment Opportunities and Tickets	Permissible only if participation is occasional, host is present, event has a legitimate business purpose, ticket or entrance fee has face value of $200 or less, event is not unusual or high profile or could not be deemed excessive.	Discouraged from accepting ticket or entrance fee with face value over $200, more than one ticket, ticket to high profile or unusual event, or event where numerous Wellington Employees are invited. Business Manager approval required for above situations and Employee must pay for ticket.
Accepting Lodging	Employee cannot accept gift of lodging	Employee must pay cost of lodging in connection with any entertainment opportunity.
Accepting Car/Limo Service	Exercise reasonable judgment and host must be present.	Discouraged from accepting when host is not present unless safety is a concern
Accepting Air Travel-Commercial	Employee cannot accept gift of air travel	Employee must pay air travel expenses in connection with any entertainment opportunity.
Accepting Air Travel - Private	Employee cannot accept gift of private air travel.	Employee cannot accept gift of private air travel.
Giving Gifts	Gifts to clients valued at $100 or less are acceptable provided gift is not cash or cash equivalent.	Gifts valued at over $100 require approval of employee's Business Manager.
Giving Entertainment Opportunities		Employees cannot source tickets on behalf of clients from other employees or from ticket vendors.

Collateralized Mortgage Obligations (CMOs). A Fund may invest in CMOs, which are bonds that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a “tranche.” Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a CMO structure are retired sequentially as opposed to the pro rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under the CMO structure, the repayment of principal among the different tranches is prioritized in accord with the terms of the particular CMO issuance. The “fastest-pay” tranche of bonds, as specified in the prospectus for the issue, would initially receive all principal payments. When that tranche of bonds is retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired.

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The sequential retirement of bond groups continues until the last tranche, or group of bonds, is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate and long final maturities and expected average lives. Depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The primary risk of any mortgage security is the uncertainty of the timing of cash flows. For CMOs, the primary risk results from the rate of prepayments on the underlying mortgages serving as collateral. An increase or decrease in prepayment rates (resulting primarily from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

Commercial Paper. A Fund may invest in commercial paper. Commercial paper is a short-term promissory note issued by a corporation primarily to finance short-term credit needs. Commercial paper may have fixed, floating or variable rates, and a maturity of up to 270 days.

Common and Preferred Stocks. A Fund may invest in common and preferred stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, a Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Although common and preferred stocks have a history of long-term growth in value, their prices tend to fluctuate in the short term, particularly those of smaller companies or companies that are experiencing financial stress.

Convertible and Exchangeable Securities. A Fund may invest in debt or preferred equity securities convertible into or exchangeable for equity securities. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price increase in its underlying stock. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features.

A convertible security usually is issued by either an operating company or by an investment bank. When issued by an operating company, a convertible security usually will be senior in the issuer’s capital structure to common stock, but subordinate to other types of fixed income securities issued by that company. If and when the convertible security is “converted,”

6

the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of, and is convertible through, the investment bank (or a special purpose entity created by the investment bank for such purpose). The issuer of a convertible security may be important in determining the security’s value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and upon conditions established at the time of issue.

Exchangeable securities often are issued by a company divesting a holding in another company. The primary difference between an exchangeable security and a traditional convertible security is the issuing company is different from the company that is the issuer of the underlying equity security into which the exchangeable security may be converted.

Depository Receipts. American Depositary Receipts (“ADRs”) typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depositary receipts in registered form are intended for use in the U.S. securities markets, while depositary receipts in bearer form are intended for use in securities markets outside the U.S. Depository receipts may or may not be denominated in the same currency as the underlying securities which they represent.

Depositary receipts may be issued in sponsored or unsponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an unsponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and unsponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depositary receipts of an unsponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer on a timely basis.

Depositary receipts involve many of the same risks as direct investments in foreign securities, described below.

Diversification. Certain of the Funds are diversified companies, as such term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”). A Fund that is a diversified company under the 1940 Act will have at least 75% of the value of its total assets represented by:

•	cash and cash items (including receivables);

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•	government securities;
•	securities of other investment companies; and
•	other securities limited in respect to any one issuer to not more than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

These percentage limitations are measured at the time that a Fund acquires a security, and a Fund will not lose its diversification status if the Fund’s holdings exceed these percentages because of post-acquisition changes in security prices.

Equity Linked Derivatives. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Investment Companies."

Equity Swaps. Equity swap contracts offer an opportunity to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap contract typically will be a bank, investment banking firm or broker-dealer. The counterparty generally will agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in specified equity securities, plus the dividends that would have been received on those equity securities. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such equity securities. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the equity securities less the interest paid by the Fund on the notional amount.

A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to

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the net amount of payments that are contractually obligated to be made. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Fund will not treat them as being subject to the Fund’s borrowing restrictions.

Exchange Traded Funds. Exchange traded funds (“ETFs”) are funds, unit investment trusts or depository receipts that hold portfolios of stocks that closely track the performance and dividend yield of a specific index. Currently, the types of indices sought to be replicated by ETFs included domestic equity indices, fixed-income indices, sector indices and foreign or international indices. ETF shares are traded on exchanges and are traded and priced throughout the trading day. ETFs permit an investor to purchase a selling interest in a portfolio of stocks throughout the trading day. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities. Additionally, if a Fund decides to redeem its ETF shares rather than selling them on a secondary market, the Fund may receive the underlying securities which it must sell in order to obtain cash. Most ETFs are investment companies. Therefore, a Funds' purchase of ETF shares are subject to the limitations on and the risks of a Funds' investment in other investment companies, which are described below.

Event-Linked Bonds. A Fund may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs, a Fund may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds also may expose a Fund to certain unanticipated risks including issuer (credit) risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risks.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

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Fixed-Income Securities. A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed income securities represent a loan on money by the purchaser to the issuer. A fixed income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time or at a specified date, called “maturity.” The security issuer typically must meet its obligations associated with its outstanding fixed income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed income securities, differing in the length of the issuer’s repayment schedule.

The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed income securities generally rises when interest rates fall, and fall when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

Adjustable and Floating Rate Obligations. The Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. The Fund may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied. The Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days’ notice. See also the discussion of “Variable Rate Securities” below.

Foreign Currency Transactions. A Fund that may invest in foreign currency-denominated securities also may purchase and sell foreign currency options and foreign currency futures contracts and related options (see “Derivative Instruments”), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”) with terms generally of less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange

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exposure of each Fund with a view to protecting the outlook, and the Fund might be expected to enter into such contracts under the following circumstances:

Lock In. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Fund wants to a eliminate substantially all of the risk of owning a particular currency, or if the sub-adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the security.

Proxy Hedge. A Fund might choose to use a “proxy” hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Foreign Securities. A Fund may invest in foreign securities. Investors should realize that investing in foreign securities involves certain special considerations that typically are not associated with investing in U.S. securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and U.S. dollar-denominated securities traded in the U.S. (such as ADRs). Such investments increase a Fund’s diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value). In addition, foreign securities purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

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Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

Risk of Developing Countries. JNL/AIM Real Estate Fund may each invest up to 5% of its total assets in securities of companies located in developing countries. Developing countries are those countries which are not included in the MSCI World Index. The Fund considers various factors when determining whether a company is in a developing country, including whether (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an over-the-counter market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have

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negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

Futures and Options. Futures contracts are often used to manage risk, because they enable the investor to buy or sell an asset in the future at an agreed upon price. Options give the investor the right, but not the obligation, to buy or sell an asset at a predetermined price in the future. A Fund may buy and sell futures contracts (and options on such contracts) to manage its exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A Fund may purchase or sell call and put options on securities, financial indices, and foreign currencies, and may invest in futures contracts on foreign currencies and financial indices, including interest rates or an index of U.S. government securities, foreign government securities or equity or fixed-income securities. A Fund may buy or sell “regulated” futures contracts that are traded on U.S. exchanges, as well as standardized futures contracts that are traded on foreign exchanges or boards of trade, or non-standardized instruments traded in U.S. or foreign over-the-counter or inter-dealer markets.

Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower a Fund’s total return; and the potential loss from the use of futures can exceed the Fund’s initial investment in such contracts. These instruments may also be used for non-hedging purposes such as increasing a Fund’s income.

The Fund’s use of commodity futures and commodity options trading should not be viewed as providing a vehicle for shareholder participation in a commodity pool. Jackson National Asset Management, LLCSM and the Sub-Advisers have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, they are not subject to registration or regulation as pool operators under that Act.

In addition, the JNL/FMR Mid-Cap Equity Fund and the JNL/FMR Balanced Fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the Fund’s total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the Fund’s total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of the Fund’s total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the Fund would exceed 5% of the Fund’s total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

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If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or securities in a segregated account.

High-Yield Bonds. A Fund may invest its assets in fixed-income securities offering high current income that are in the lower-rated categories of recognized rating agencies or, if not rated, considered to be of comparable quality. Investments in lower-rated fixed income securities involve greater risk than investments in higher-rated (“investment grade”) securities. High-yield bonds are commonly referred to as “junk bonds.”

High-yield securities frequently are issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or a corporate takeover. Companies that issue such high-yielding securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. Adverse publicity and investor perceptions regarding lower rated bonds, whether or not based upon fundamental analysis, may also depress the price for such securities. The risk of loss from default by the issuer is significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The analysis of the creditworthiness of issuers of lower-rated fixed income securities may be more complex and uncertain than for issuers of higher-rated securities, and the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. A Fund may not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Fund deems it in the best interest of shareholders.

Hybrid Instruments. A Fund may purchase hybrid instruments, which combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or equity securities index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption

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terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Illiquid Securities. A Fund may hold illiquid investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued. Illiquid investments generally include: repurchase agreements not terminable within seven days; securities for which market quotations are not readily available; restricted securities (securities that cannot be offered for sale to the public without first being registered under the Securities Act of 1933) not determined to be liquid in accord with guidelines established by the Trust’s Board of Trustees; over-the-counter (OTC) options and, in certain instances, their underlying collateral; and securities involved in swap, cap, collar and floor transactions. See the description of the Funds’ investment restrictions below for more information about the Funds’ policies with respect to investments in illiquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds’ shares.

Each Fund may invest up to 15% (10% in the case of JNL/Select Money Market Fund, JNL/Alger Growth Fund, JNL/Oppenheimer Global Growth Fund and JNL/Oppenheimer Growth Fund) of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

Inflation-Indexed Bonds. A Fund may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related

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bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price-Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Mortgage-Backed Securities. A Fund may invest in mortgage-backed securities. Mortgage-backed securities are securities representing an interest in a pool of mortgages. The mortgages may be of a variety of types, including adjustable rate, conventional 30-year, fixed-rate, graduated payment, and 15-year. Principal and interest payments made on the mortgages in the underlying mortgage pool of a mortgage-backed security held by a Fund are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities’ weighted average life and may raise or lower their total return. (When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments. Conversely, if a mortgage security is trading at a premium, its total return would be decreased by prepayments.). The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the issuer. In addition, the mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In the case of privately-issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

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Mortgage Dollar Rolls and U.S. Treasury Rolls. A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may only enter into covered rolls. A “covered roll” is a type of dollar roll for which the Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction. At the time a Fund enters into a “covered roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its repurchase obligation and, accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

In a U.S. Treasury roll, a Fund sells U.S. Treasury securities and buys back “when issued” U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the “when issued” U.S. Treasury security. A Fund might enter into this type of transaction to (i) incrementally adjust the average maturity of its portfolio (which otherwise would constantly decrease with the passage of time), or (ii) increase the interest yield on its portfolio by extending the average maturity of the portfolio. During the period before the settlement date of a U.S. Treasury roll, the Fund continues to earn interest on the securities it is selling, but does not earn interest on the securities it is purchasing until after the settlement date. A Fund could suffer an opportunity loss if the counter-party to the roll transaction failed to perform its obligations on the settlement date, and if market conditions changed adversely between the date of the transaction and the date of settlement. However, to minimize this risk, the Funds intend to enter into U.S. Treasury roll transactions only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Participations and Assignments. A Fund may invest in fixed- and floating-rate loans (Loans) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (Lenders). A Fund may invest in such Loans in the form of participations in Loans (Participations) and assignments of all or a portion of Loans from third parties (Assignments). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any

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rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the sub-adviser to be creditworthy. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations. Because the market for such instruments is not highly liquid, such instruments could be resold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. The Funds currently treat investments in Participations and Assignments as illiquid for purposes of their limitations on investment in illiquid securities. However, the Trustees may in the future adopt guidelines for determining whether Assignments and Loan Participations are liquid or illiquid.

Passive Foreign Investment Companies. A Fund may purchase the securities of passive foreign investment companies. A passive foreign investment company, in general, is a foreign corporation of which either at least 75% of its income is passive or an average of at least 50% of its assets produce, or are held for the production of, passive income. In addition to bearing their proportionate share of the Trust’s annual operating expenses, shareholders will also indirectly bear similar expenses of such investment companies.

Portfolio Turnover. A Fund may engage in short-term transactions if such transactions further its investment objective. A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

Real Estate Investment Trusts (REITs). REITs are pooled investment vehicles whose assets consist primarily of interests in real estate and real estate loans. The REITs in which a Fund may invest include equity REITs, which own real estate properties and realize income from rents and gain or loss from the sale of real estate interests, and mortgage REITs, which make construction, development and long-term mortgage loans and realize income from interest payments on loans.

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The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, heavy cash flow dependency, self-liquidation, failure to qualify as a “pass-through” entity under the Federal tax law, failure to qualify as an exempt entity under the 1940 Act, and the fact that REITs are not diversified. REITs (especially mortgage REITs) are subject to interest rate risk.

Repurchase Agreements and Reverse Repurchase Agreements. A Fund may invest in repurchase or reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. A Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours’ notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes.

Rule 144A Securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The sub-advisers, under the supervision of the Board and in accordance with guidelines approved by the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination the sub-advisers will consider the trading markets for the specific security taking into account the unregistered nature of a Rule

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144A security. In addition, the sub-advisers could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The sub-advisers will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, the sub-advisers determines that a Rule 144A security is no longer liquid, the sub-advisers will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Securities Lending. Lending portfolio securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a Fund’s portfolio securities must deposit acceptable collateral with the Fund’s custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines. A Fund may reinvest any cash collateral in money market investments or other short-term liquid investments. A Fund retains authority to terminate any of its loans at any time. A Fund may terminate a loan and regain record ownership of loaned securities to exercise ownership rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund’s interest.

The Funds’ Board of Trustees has approved each Fund’s participation in a securities lending program. Under the securities lending program, the Funds have retained an affiliate of a sub-adviser to serve as the securities lending agent (Mellon Trust of New England, N.A.). Mellon Trust of New England, N.A. also serves as the Funds’ custodian. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Funds’ Board of Trustees will periodically review information on the Funds’ securities lending program.

The net securities lending revenue is shared by the lending agent and the Funds. The Funds retain 100% of their portion. The securities lending revenue “split” between the Funds and the lending agent was determined based on the Adviser’s review of competitive industry information. The Adviser will periodically review the “split” between the lending agent and the Funds.

Short Sales. A Fund may sell securities short. A short sale is the sale of a security the Fund does not own. If a Fund sells a security short, it must borrow from a broker-dealer or other lender that security to deliver to the purchaser in the short sale. A short sale is “against the box” if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. To the extent that a Fund engages in short sales that are not “against the box,” it must maintain asset coverage in the form of assets determined to be liquid by the sub-adviser in accord with procedures established by the Board of Trustees, in a segregated account, or otherwise cover its position in a permissible manner. If the value of the security sold short goes up, the Fund will have to buy it back at that higher price resulting in a loss to the Fund, to make good on the borrowing.

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Short-Term Corporate Debt Securities. A Fund may invest in short-term corporate debt securities. These are non-convertible corporate debt securities (e.g., bonds, debentures or notes) which have one year or less remaining to maturity. Short-term corporate debt securities may have fixed, variable, or floating rates.

Standard & Poor’s Depository Receipts (SPDRs). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500 Index. The SPDR Trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used for several reasons including but not limited to: facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to a Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

Stripped Mortgage-Backed Securities. A Fund may purchase stripped mortgage-backed securities, which may be considered derivative mortgage-backed securities. Stripped mortgage-backed securities may be issued by agencies or instrumentalities of the U.S. government or by private entities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-backed securities. Stripped mortgage-backed securities are structured with two or more classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In the most extreme case, one class will receive all of the interest (IOs, or “interest-only” securities), while the other class will receive all of the principal (POs, or “principal-only” securities). The yield to maturity of such mortgage-backed securities that are purchased at a substantial discount or premium are extremely sensitive to changes in interest rates as well as to the rate of principal payments (including prepayments) on the related underlying mortgage assets.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage-backed securities described herein, like other debt instruments, will tend to move in the opposite direction compared to interest rates.

The cash flows and yields on IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. For example, a rapid or slow rate of principal payments may have a material adverse effect on the prices of IOs or POs, respectively. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an investor may fail to recoup fully its initial investment in an IO class of a stripped mortgage-backed security, even if the IO class is rated AAA or AA or is derived from a full faith and credit obligation of an agency or instrumentality of the U.S. government. Conversely, if the underlying mortgage assets experience slower than anticipated prepayments of principal, the price on a PO class will be affected more severely than would be the case with a traditional mortgage-backed security.

Supranational Agency Securities. A Fund may invest in securities issued or guaranteed by certain supranational entities, such as the International Development Bank.

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Special Situations. A Fund may invest in "special situations." A special situation arises when, in the opinion of the Fund’s investment sub-adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Swap Agreements. A Fund may enter into interest rate, total return, credit default, index and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. Each Fund may also enter into options on swap agreements. These transactions are entered into an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower costs to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate “caps,” under which, in return for premium, one party agrees to make payments to the other to the extent that interest rates rise above a specified rate; interest rate “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate; and interest rate “collars,” under which a party sells a “cap” and purchases a “floor” or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum values.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the sub-adviser in accord with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the 1940 Act’s restriction concerning issuance by a Fund of senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

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Whether a Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be construed to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Fund by the Internal Revenue Code may limit the Fund’s ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the prospectuses and this SAI) swap agreements are generally valued by the Funds at market value
. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

A Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment and recover nothing. However, if an event of default occurs, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

Trade claims. The JNL/Franklin Templeton Small Cap Value Fund may buy trade claims from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed. Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding payments. For buyers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer's financial position improve. Trade claims are generally liquid, as there is a secondary market, but the Board of Trustees will monitor their liquidity. An investment in trade claims is

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speculative and there can be no guarantee that the debt issuer will ever be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors. At the present time, however, each Fund intends to limit these investments to no more than 5% of its net assets.

Unseasoned Issuers. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. Government Obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

Variable Rate Securities. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

A Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

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A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Funds have adopted a policy under which no Fund will invest more than 5% of its assets in any combination of inverse floater, interest only (“IO”), or principal only (“PO”) securities.

Warrants. A Fund may invest in warrants. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase equity securities at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

When-Issued Securities and Forward Commitment Contracts. A Fund may purchase securities on a when-issued or delayed delivery basis (“when-issueds”) and may purchase securities on a forward commitment basis (“forwards”). Any or all of a Fund’s investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if their value declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risk. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). During this period, alternative investment options are not available to the Fund to the extent of the segregated cash or liquid assets.

A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

Zero Coupon, Stripped and Pay-in-Kind Bonds. Unless otherwise stated herein, a Fund may invest up to 10% of its total assets in “zero coupon” bonds or “strips.” Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. A Fund may also purchase “pay-in-kind” bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

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Zero coupon, stripped and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon or stripped securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities of similar quality and with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Current federal income tax law requires holders of zero coupon and stripped securities, certain pay-in-kind securities, and certain other securities acquired at a discount, to accrue current interest income with respect to such securities even though no payment of interest is actually received, and a regulated investment company, such as a Fund, may be required to distribute its net income, including the interest income accrued but not actually received, to its shareholders. To avoid income or excise tax, a Fund may be required to distribute income accrued with respect to these discount securities, and may need to dispose of other securities owned to generate cash sufficient to make such distributions. The operation of these tax requirements may make such investments less attractive to investment companies and to taxable investors.

Money Market Fund Investments

The JNL/Select Money Market Fund will comply with Rule 2a-7, (the “Rule”) under the Investment Company Act (the “Act”), as amended from time to time, including the diversification, quality and maturity limitations imposed by the Rule. The Rule is applicable to any registered investment company, such as the Fund, which holds itself out as a “money market” fund and which seeks to maintain a stable net asset value per share by either the “amortized cost” or “penny rounding” methods of determining net asset value.

It is the policy of the Fund to seek to maintain a stable net asset value per share of $1.00. The portfolio investments of the Fund are valued on the basis of their “amortized cost” in accordance with the Rule. This involves valuing an investment at its cost initially and, thereafter, assuming a constant rate of amortization to maturity of the investment of any discount or premium, regardless of the impact of fluctuating interest rates on the fair market value of the investment during the period in which it is held by the Fund prior to its maturity. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment in the market. The Rule imposes certain diversification, quality and maturity requirements for money market funds in order to reduce the risk the Fund’s net asset value per share as determined by the fair market value of the investments held will materially differ from the Fund’s net asset value per share determined on the basis of amortized cost. However, there can be no assurance the Fund will be able to maintain a stable net asset value per share of $1.00.

Pursuant to the Rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, and may invest only in U.S. dollar-denominated “Eligible Securities” (as that term is defined in the Rule) that have been determined by the sub-adviser, pursuant to

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procedures approved by the Trustees, to present minimal credit risks. Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by two nationally recognized statistical rating organizations (“NRSRO”) or, if only one NRSRO has issued a rating, by that NRSRO (the “requisite NRSRO”). An unrated security may also be an Eligible Security if the sub-adviser determines that it is of comparable quality to a rated Eligible Security pursuant to the guidelines approved by the Trustees. A description of the ratings of some NRSROs appears in the Appendix to this Statement of Additional Information. Securities in which the Fund invests may be subject to liquidity or credit enhancements. These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

Under the Rule, the Fund may not invest more than five percent of its assets in the securities of any one issuer, other than the U.S. government, its agencies and instrumentalities. A “first tier security” is an Eligible Security that has received a short-term rating from the requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Government securities are also considered to be first tier securities. The Fund may not invest in a security that has received, or is deemed comparable in quality to a security that has received the second highest rating by the requisite number of NRSROs (a “second tier security”) if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in securities issued by that issuer which are second tier securities, or (ii) five percent of its total assets in second tier securities.

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ADDITIONAL RISK CONSIDERATIONS

Emerging Markets. The risk considerations noted below under “Foreign Securities” may be particularly relevant in the case of investments in developing countries. Investments in securities of issuers in emerging markets countries may involve a high degree of risk and many may be considered speculative. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. In addition, emerging market economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Foreign Securities. Investments in foreign securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Fund may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities. The Funds that invest primarily in foreign securities are particularly susceptible to such risks. Investments in ADRs generally involve the same risks as direct investments in foreign securities, except they do not involve the same direct currency and liquidity risks as direct investments in foreign securities.

The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Fund’s foreign investments may cause changes in a Fund’s share price that have a low correlation with movement in the U.S. markets. Because most of the foreign securities in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Fund, depending on the extent of the Fund’s foreign investments.

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A Fund may employ certain strategies in order to manage currency exchange rate risks. For example, a Fund may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Fund may enter into contracts to sell that foreign currency for U.S. dollars (not exceeding the value of a Fund’s assets denominated in or exposed to that currency) or by participating in options or futures contracts with respect to such currency (position hedge). A Fund could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the sub-adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Fund may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Fund anticipates purchasing securities denominated in or exposed to a particular currency, the Fund may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may impact adversely a Fund’s performance depending on the sub-adviser’s ability to correctly predict future exchange rates. If the sub-adviser employs such strategies based on an incorrect prediction of future exchange rates, the Fund’s return may be lower than if such strategies had not be employed at all.

Futures, Options and Other Derivative Instruments. The use of futures, options, forward contracts, and swaps (derivative instruments) exposes a Fund to additional investment risks and transaction costs. If a sub-adviser seeks to protect a Fund against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Fund, that Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures, options, forward contracts and swaps include: (i) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; (ii) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (iii) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (iv) the possible absence of a liquid secondary market for any particular instrument at any time. Investments in derivative instruments traded on foreign exchanges or in foreign markets also entail the additional risks described above with respect to foreign securities. Foreign derivatives may be standardized contracts traded on a foreign exchange or board of trade, or traded in over-the-counter or inter-dealer markets.

A Fund may purchase and sell both put and call options on fixed income or other securities, swap agreements or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

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An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient cash or liquid assets are segregated to meet the Fund’s immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund also will segregate cash or liquid assets equivalent to the amount, if any, by which the put is “in the money.”

High-Yield/High-Risk Bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares. More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary. During an economic downturn or a period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the previous major U.S. economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of likely behavior of such investments during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

A Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad

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a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly.

High-Yield Foreign Sovereign Debt Securities. Investing in fixed and floating rate high-yield foreign sovereign debt securities will expose the Fund investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See “Foreign Securities.”) The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

Hybrid Instruments. The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, including volatility and lack of liquidity. Reference is made to the discussion of futures, options, and forward contracts herein for a discussion of these risks. Further, the prices of the hybrid instrument and the related commodity or currency may not move in the same direction or at the same time. Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter or in a private transaction between the Fund and the seller of the hybrid instrument, the creditworthiness of the counter-party to the transaction would be an additional risk factor that the Fund must consider. Hybrid instruments also may not be subject to regulation of the Commodity Futures Trading Commission, which generally regulates the trading of commodity futures on U.S. exchanges, the Securities and Exchange Commission, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

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                             INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

Fundamental Policies. Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Fund) are present or represented by proxy. Unless otherwise indicated, all restrictions apply at the time of investment.

(1) Each Fund, except the JNL/PIMCO Real Return Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, JNL/S&P Retirement 2025 Fund, JNL/Lazard Small Cap Value Fund and JNL/Lazard Mid Cap Value Fund, shall be a “diversified company,” as such term is defined under the 1940 Act.

(2) No Fund (except for the JNL/AIM Real Estate Fund) may invest more than 25% (for the AIM sub-advised Funds, the percentage limitation is a non-fundamental restriction) of the value of their respective assets in any particular industry (other than U.S. government securities). For example, the telecommunications industry is comprised of several services which are considered separate industries by the sub-advisers. Services can include cellular, long distance, paging and messaging, satellite or data and internet. As the telecommunications industry continues to expand, there may be more service industries created.

JNL/AIM Real Estate Fund will concentrate (as such term may be defined or interpreted under the 1940 Act, the rules thereunder, and governing interpretations) its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of this fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) that at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

(3)           No Fund may invest directly in real estate or interests in real estate (except for the JNL/AIM Real Estate Fund); however, the Fund may own debt or equity securities issued by companies engaged in those businesses. The JNL/Lazard Emerging Markets Fund may purchase and sell securities that are secured and may invest in interests in or leases relating to oil, gas or other mineral exploration or development programs.

(4)           The JNL/ Franklin Templeton Small Cap Value Fund may not invest in oil, gas or other mineral leases, exploration or development programs, including limited partner ship interests.

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(5) No Fund may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

(6) No Fund may lend any security or make any other loan if, as a result, more than

33 1/3% (for the AIM sub-advised Funds, the percentage limitation is a non-fundamental restriction) of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

(7) No Fund may act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

(8) No Fund may invest more than 15% of its net assets (10% in the case of the JNL/Select Money Market Fund, the JNL/Alger Growth Fund, the JNL/Oppenheimer Global Growth Fund and the JNL/Oppenheimer Growth Fund) in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the Securities Act of 1933 or commercial paper issued in reliance upon the exemption from registration contained in Section 4(2) of that Act, which have been determined to be liquid in accord with guidelines established by the Board of Trustees.

(9) No Fund may issue senior securities except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% (33 1/3% for the AIM sub-advised Funds, the JNL/Franklin Templeton Small Cap Value Fund and JNL/Goldman Sachs Mid Cap Value Fund) of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund’s (not applicable to the AIM sub-advised Funds, the JNL/Franklin Templeton Small Cap Value Fund and the JNL/Goldman Sachs Mid Cap Value Fund) total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated. This policy does not apply to the JNL/Lazard Emerging Markets Fund.

Operating Policies. The Trustees have adopted additional investment restrictions for the Fund. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

For each Fund, to the extent applicable:

(a) The Funds intend to comply with the CFTC regulations limiting a Fund’s investments in futures and options for non-hedging purposes.

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For the JNL/AIM Large Cap Growth Fund and JNL/AIM Small Cap Growth Fund:

(a)	The Fund may not deposit or pledge as collateral, more than 10% of its total assets for short sales ("against the box") at any one time.

(b)	The Fund may not invest more than 25% of its net assets in foreign securities.

(c)	The Fund may not invest more than 15% of its net assets in illiquid securities.

(d)	The JNL/AIM Small Cap Growth Fund and JNL/AIM Large Cap Growth Fund may not invest more than 15% of its net assets in REITs.

(e)

The Funds will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. The Funds will not purchase options if, at any time of the investment, the aggregate premiums paid for the options exceed 5% of the Fund's total assets.

(f)	The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

(g)

The Funds do not intend to invest more than 5% in futures contracts. Additionally, they currently do not intend to invest in any security (including futures contracts or options thereon) that are secured by physical commodities.

For the JNL/AIM Real Estate Fund:

(a) The Fund will normally invest at least 80% of its assets in securities of real estate and real estate-related companies.

(b)	The Fund may invest up to 25% of its total assets in foreign securities.

(c)	The Fund may invest up to 5% of their total assets in securities of companies located in developing countries.

For the JNL/Alger Growth Fund:

(a) At least 85% of the Fund’s net assets, under normal market conditions, will be invested in equity securities and at least 65% of its total assets will be invested in the equity securities of companies that, at the time their securities are purchased by the Fund, have a market capitalization of $1 billion or more.

(b) The Fund may hold up to 15% of its net assets in money market instruments and repurchase agreements.

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For the JNL/Eagle Core Equity Fund:

(a) At least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, will be invested in U.S. common stocks.

(b) The Fund may invest up to 20% of its assets in non-investment grade securities.

(c) The Fund may invest up to 25% of its total assets in foreign securities.

For the JNL/Eagle SmallCap Equity Fund:

(a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in the equity securities of companies with market capitalizations in the range of companies represented by the Russell 2000® Index.

(b) The Fund may invest up to 5% of its assets in non-investment grade securities.

For the JNL/Franklin Templeton Small Cap Value Fund:

(a) The Fund may not invest in any company for the purpose of exercising control or management, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

(b)	The Fund may not purchase securities on margin, except that the Fund may make margin payments in connection with futures, options and currency transactions.

(c)	The Fund may invest up to 15% in high yield bonds.

(d)

The Fund may not buy securities of open-end or closed-end investment companies, except that the Fund may: (i) buy securities of open-end or closed-end investment companies in compliance with the 1940 Act; (ii) invest all or substantially all of its assets in another registered investment company having the same investment goal and policies as the Fund; or (iii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act, as amended.

(e)	The Fund may not invest more that 5% of its assets in securities of issuers with less than 3 years continuous operation, including the operations of any predecessor companies.

(f)	The Fund may not hold or purchase the securities of any issuer if, as a result, in the aggregate, more than 15% of the value of the Fund's net assets would be invested in (i)

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securities that are not readily marketable or (ii) repurchase agreements maturing in more than seven days. The Fund may, however, invest in registered investment companies as described in restriction (a) above.

(g)	The Fund may buy trade claims from creditors of companies in financial difficulty who seek to reduce the number of debt obligations they are owed.

For the JNL/Goldman Sachs Mid Cap Value Fund:

(a) The Fund may not invest in companies for the purpose of exercising control.

(b)

The Fund may invest more than 15% of the Fund's net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933.

(c)	The Fund may not purchase additional securities if the Fund's borrowings (excluding mortgage dollar rolls) exceed 5% of its net assets.

(d)	The Fund may make short sales of securities, except short sales against the box.

(e)	The Fund may invest in the aggregate up to 25% of its net assets plus any borrowings (measured at the time of purchase) in foreign securities.

(f)	The Fund may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates.

(g)The Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of any other investment company. The Funds have received exemptive relief from the SEC permitting them to invest up to 25% in an affiliated money market fund.

For the JNL/Goldman Sachs Short Duration Bond Fund:

(a) The Fund must invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes), under normal circumstances, in fixed income securities (including derivatives on such securities).

(b) The Account must be invested in securities rated investment grade, A-2 or P-2 or the equivalent by one nationally recognized statistical rating organization (NRSRO) (or otherwise considered to meet the rating requirements). For the purpose of calculating compliance with the credit constraints, if split rated, the highest rating shall apply.

(c) Reverse repurchase agreements are not permitted.

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(d) Short selling is not permitted (except with respect to shorts against the box, futures and options).

For the JNL/JPMorgan International Value Fund:

(a)

At least 65% of its total assets will be invested, under normal market conditions, in equity securities of foreign issuers included in the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index.

For the JNL/JPMorgan International Equity Fund:

(a)

The Fund normally invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio consisting of primarily common stocks of non-U.S. companies.

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For the JNL/Lazard Mid Cap Value Fund:

(a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will generally be invested in the equity securities of undervalued medium size companies.

(b) The Fund may invest up to 15% of its total assets in foreign securities.

For the JNL/Lazard Small Cap Value Fund:

(a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will generally be invested in the equity securities of undervalued small U.S. companies in the range of the Russell 2000 Index.

(b) The Fund does not currently intend to invest more than 10% of its total assets in the securities of unseasoned companies.

For the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund:

(a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in stocks.

For the JNL/Mellon Capital Management S&P 500 Index Fund:

(a) The Fund may hold up to 25% of its value in S&P 500 Index futures contracts.

For the JNL/Mellon Capital Management International Index Fund:

(a) The Fund may hold up to 25% of its value in baskets of local futures contracts (DAX, Cac 40, Euro Stox, Topix, etc.).

For the JNL/Oppenheimer Global Growth Fund:

(a) Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purposes of the Fund's investment allocations.

For the JNL/Oppenheimer Growth Fund:

(a)

The Fund may not issue senior securities. However, this does not prohibit certain investment activities that are permitted by the Fund’s other policies, including for example, borrowing money, and entering into contracts to buy or sell derivatives,

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hedging instruments, options, futures and the related margin, collateral or escrow arrangements.

(b)	The Fund may invest up to 25% of its total assets in foreign securities (American Depository Receipts are not considered foreign securities.)

For the JNL/PIMCO Real Return Fund:

(a)

At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or government-sponsored enterprises and corporations.

(b)

The Fund may invest up to 10% of its total assets in non-investment grade, fixed-income securities rated at least B by Moody’s or S&P or, if unrated, determined by the sub-adviser to be of comparable quality.

(c)	The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies. A minimum of 75% of currency exposure will be hedged.

(d)	The Fund may invest up to 10% of its total assets in securities of issuers based in emerging markets.

(e)	The Fund may not invest more than 5% of its net assets in any combination of inverse floater, interest-only or principal-only securities.

(f)	The Fund may not enter into a swap agreement with a party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

For the JNL/PIMCO Total Return Bond Fund:

(a)	At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in fixed-income securities.

(b)

The Fund may invest up to 10% of its total assets in non-investment grade, fixed-income securities rated at least B by Moody’s or S&P or, if unrated, determined by the sub-adviser to be of comparable quality.

(c)	The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies. A minimum of 75% of currency exposure will be hedged.

(d)	The Fund may invest up to 10% of its total assets in securities of issuers based in emerging markets.

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(e)	The Fund may not invest more than 5% of its net assets in any combination of inverse floater, interest-only or principal-only securities.

(f) The Fund may not enter into a swap agreement with a party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s total assets.

For the JNL/Putnam Equity Fund:

(a) The Fund normally invests at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in equity securities.

(b)	The Fund may invest up to 20% of its net assets in foreign securities.

For the JNL/Putnam Midcap Growth Fund:

(a)

At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in common stocks of U.S. companies with a focus on growth stocks.

(b)	The Fund may not invest more than 10% of its assets in zero coupon bonds.

For the JNL/Putnam Value Equity Fund:

(a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities.

(b) The Fund may invest up to 20% of its total assets in the common stocks of foreign issuers.

For the JNL/Western High Yield Bond Fund:

(a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in non-investment grade fixed-income securities.

(b) The Fund may invest up to 35% of its total assets in the securities of foreign issuers.

(c) The Fund may invest up to 10% of its total assets in either (i) equipment lease certificates, equipment trust certificates and conditional sales contracts or (ii) limited partnership interests.

(d) The Fund may invest up to 10% of its total assets in common stock, convertible securities, warrants or other equity securities when consistent with its objective.

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(e)

To maintain liquidity, the Fund may invest up to 20% of its assets in cash and/or U.S. dollar-denominated debt securities (short term investments in securities for the forward settlement of trades shall not count for purposes of this policy).

(f) There may be times when, in the sub-adviser's judgment, conditions in the securities markets would make pursuing the Fund’s basic investment strategy inconsistent with the best interests of the Fund’s shareholders. At such times, the Fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than 'Baa' by Moody's or 'BBB' by S&P, or of comparable quality.

(g) In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities, commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in the sub-adviser's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

For the JNL/Western Strategic Bond Fund:

(a) The Fund does not currently intend to invest more than 75% of its assets in non-investment grade securities.

(b) The Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund’s objectives.

(c) To maintain liquidity, the Fund may invest up to 20% of its assets in high-quality, short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy).

(d) If at some future date, in the opinion of the sub-adviser, adverse conditions prevail in the market for fixed-income securities, the Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments.

For the JNL/Western U.S. Government & Quality Bond Fund:

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(a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in: U.S. Treasury obligations; obligations issued or guaranteed by agencies or instrumentalities of the U.S. government; mortgage-backed securities guaranteed by Ginnie Mae that are supported by the full faith and credit of the U.S. government; mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government; and collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed either by (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees them or (ii) the full faith and credit of the U.S. government.

(b) The Fund may invest up to 20% of its assets in U.S. dollar-denominated non-U.S. government securities rated AAA, AA, A or BBB by S&P or AAA, AA, A or BAA by Moody’s, or if unrated, determined to be of comparable quality.

(c) The Fund may not invest more than 10% of its total assets in obligations of foreign issuers.

For the JNL/Select Balanced Fund:

(a) At least 25% of its assets will be invested, under normal market conditions, in fixed-income securities.

(b) The Fund may invest up to 35% of its net assets in non-investment grade securities rated at least Ca by Moody’s Investors Services, Inc. (Moody’s), CC by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) or CC by Fitch.

For each of the JNL/Select Large Cap Growth Fund, and JNL/Select Global Growth Fund:

(a) The Fund may not invest more than 35% of its net assets in high-yield/high-risk bonds.

(b) The Fund may not invest more than 25% of its assets in mortgage- and asset-backed securities.

(c) The Fund may not invest more than 10% of its assets in zero coupon bonds.

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For the JNL/Select Money Market Fund:

(a) The Fund may not invest more than 5% of its assets in the securities of any one issuer or invest more than 5% of its assets in securities (other than U.S. government securities and repurchase agreements on such securities) that have not been rated in the highest category by the requisite rating agencies or, if unrated, have not been deemed to be of comparable quality, as determined in accord with Rule 2a-7 under the 1940 Act.

(b) The Fund may invest more than 25% of its total assets in the domestic banking industry. There are no limitations on investments in U.S. government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

For the JNL/Select Value Fund:

(a)

The Fund may not purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

(b)

The Fund may not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15% of the Fund's net assets (taken at current value) would be invested in illiquid securities.

(c)	The Fund may not make short sales of securities (except short sales against the box).

(d)

The Fund may not purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

(e)

The Fund may not pledge, mortgage, hypothecate or encumber any of its securities except to secure permitted borrowings or to secure other permitted transactions. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

(f)	The Fund may not invest in interests in oil or gas or interests in other mineral exploration or development programs.

(g)

The Fund may not purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund’s total assets as of the date the option is purchased. The Fund may not sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund’s total assets. Likewise, the Fund may not sell a call option if the exercise

43

value of all call options written by the Fund would exceed the value of the Fund’s assets. In addition, the current market value all open futures positions held by the Fund may not exceed 50% of its total assets.

For the JNL/T. Rowe Price Established Growth Fund:

(a)	The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.
(b)	The Fund may invest up to 10% of its total assets in hybrid instruments.

For the JNL/T. Rowe Price Mid-Cap Growth Fund:

(a) At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in mid-cap (as defined in the Prospectus) common stocks with above-average earnings growth potential.

(b)	The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

(c)	The Fund may invest up to 10% of its total assets in hybrid instruments.

For the JNL/T. Rowe Price Value Fund:

(a)	The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

(b)	The Fund may invest up to 10% of its total assets in hybrid instruments.

(c)	The Fund may invest up to 10% of its total assets in high yield fixed income securities (“junk bonds”).

Non-Fundamental Investment Restrictions. Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund's investment portfolio, resulting from market fluctuations or other changes in a Fund's total assets will not require a Fund to dispose of an investment until the sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the sub-adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

Operating Policies. The Trustees have adopted additional investment restrictions for the funds. The restrictions or operating policies of the funds may be changed by the Trustees without

44

shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

(a)

A Fund (other than a Fund sub-advised by Standard & Poor’s Investment Advisory Services, L.L.C.) will not acquire any securities of registered open-end investment companies or unit investment trusts in reliance upon paragraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.

Rule 35d-1. Certain of the Funds, as noted immediately above or in the prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days’ written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule. This includes Funds of the Trust with names such as “equity,” “stock,” “bond,” “U.S. government,” “small, mid or large-cap,” or “high yield,” or which refer in the name of the Fund to a particular securities index, but does not include terms connoting a style of investing (as distinguished from a type of security) such as “growth,” “value” or “global.”

Insurance Law Restrictions. In connection with the Trust’s agreement to sell shares to the separate accounts, Jackson National Asset Management, LLC (JNAM L.L.C. or the Adviser) and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Adviser may agree to use its best efforts to assure and to permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the insurance company would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.

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TRUSTEES AND OFFICERS OF THE TRUST

The officers of the Trust manage its day to day operations and are responsible to the Trust’s Board of Trustees. The Trustees set broad policies for each Fund and choose the Trust’s officers. All of the Trustees also serve as Trustees and Managers for the other investment companies in the Fund Complex (as defined below). Since December 2003, the Trustees met as a consolidated Board for all of the investment companies in the Fund Complex.

The following is a list of the Trustees and officers of the Trust, a statement of their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Trustees and other directorships of public companies or other registered investment companies held by the Trustees.

For purposes of this section, the term “Fund Complex” includes each of the following investment companies: JNL® Series Trust (49 portfolios), JNL Investors Series Trust (1 portfolio), JNL Variable Fund LLC (18 portfolios), and JNLNY Variable Fund I LLC (7 portfolios). Some of the Trustees and officers are also Trustees and officers of other Funds in the Fund Complex.

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Trustee/Officer (age) & Address	Current Position with the Trust	Length of Time Served	Principal Occupation for the Past 5 years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Trusteeships held by the Trustee
Interested Trustee
Robert A. Fritts* (57) 1 Corporate Way Lansing, MI 48951	Trustee ** President and Chief Executive Officer	8/97 to present 12/02 to present	Senior Vice President (9/03 to present) and Controller of Jackson National Life Insurance Company (9/82 to present); Vice President and Controller of Jackson National Life Insurance Company (8/82 to 8/03); Trustee or Manager, and (since 12/02) President and Chief Executive Officer, of each other investment company in the Fund Complex.	75	None
Disinterested Trustees
Michael Bouchard (50) 1 Corporate Way Lansing, MI 48951	Trustee **	12/03 to present	Sheriff, Oakland County, Michigan (1/99 to present); Senator – State of Michigan (1991 to 1999); Chairman – Financial Services Committee (1/95 to 1/99)	75	None
Dominic D’Annunzio (68) 1 Corporate Way Lansing, MI 48951	Chairman of the Board ** Trustee	2/04 to present 2/02 to present	Acting Commissioner of Insurance for the State of Michigan (1/90 to 5/90) (8/97 to 5/98)	75	None
Michelle Engler (48) 1 Corporate Way Lansing, MI 48951	Trustee **	12/03 to present	Attorney (1983 to present); First Lady of the State of Michigan (1990 to 2002); Michigan Community Service Commission Chair (1991 to 2000)	75	Director of Federal Home Loan Mortgage Corporation
Joseph Frauenheim (71) 1 Corporate Way Lansing, MI 48951	Trustee **	12/94 to present	Consultant (Banking)	75	None
Richard McLellan (63) 1 Corporate Way Lansing, MI 48951	Trustee **	12/94 to present	Member, Dykema Gossett PLLC (Law Firm)	75	None

_________________________

* Mr. Fritts is an “interested persons” of the Trust due to his position with Jackson National Life Insurance Company®, which is the parent company of the Adviser and Distributor.

** The Chairman of the Board, interested and disinterested Trustees are elected to serve for an indefinite term.

**

**

**

**

**

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Trustee/Officer (age) & Address	Current Position with the Trust	Length of Time Served	Principal Occupation for the past 5 years	Number of Portfolios in the Fund Complex Overseen by the Trustee	Other Trusteeships held by the Trustee
Officers
Mark D. Nerud (39) 225 West Wacker Drive, Chicago, IL 60606	Vice President Treasurer and Chief Financial Officer	8/97 to present 12/02 to present

Chief Financial Officer of the Adviser (11/00 to present) and Managing Board Member of the Adviser (11/00 to 11/03); Vice President, Treasurer, Chief Financial Officer of other Investment Companies advised by the Adviser; Vice President – Fund Accounting & Administration of Jackson National Life Insurance Company (1/00 to present)

				Not Applicable	Not Applicable
Susan S. Rhee (34) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary	2/04 to present

Secretary of the Adviser (11/00 to present); Assistant Vice President of Jackson National Life Insurance Company (8/03 to present); Associate General Counsel of Jackson National Life Insurance Company (7/01 to present); Senior Attorney of Jackson National Life Insurance Company (1/00 to 7/01)

				Not Applicable	Not Applicable
Steven J. Fredricks (35) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer	1/05 to present	Attorney of Jackson National Life Insurance Company (2/02 to Present); Contract Attorney, Godfrey & Kahn, S.C. (2001 – 2002); Assistant General Counsel, Aid Association for Lutherans (1997 to 2001)	Not Applicable	Not Applicable
Jeffrey C. Nellessen (44) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer	12/05 to present

Assistant Vice President of Jackson National Life Insurance Company (8/05 to present); Consultant (11/03 to 4/04); Chief Financial Officer, Vice President, Secretary, Treasurer & Controller of Security Capital (3/97 to 11/03)

				Not Applicable	Not Applicable

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Committees of the Board of Trustees

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust’s independent auditor, and for the approval of the auditor’s fee. The Audit Committee also reviews the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally. The Audit Committee also serves as the Trust's "Qualified Legal Compliance Committee", for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the Securities and Exchange Commission. Messrs. Frauenheim, McLellan, Bouchard, D’Annunzio and Mrs. Engler are members of the Audit Committee. Mr. Frauenheim serves as Chair of the Audit Committee. The Audit Committee had 4 meetings in the last fiscal year.

The Pricing Committee oversees the valuation of portfolio securities when there are missing prices, other circumstances requiring determination of fair value of portfolio securities, or pricing errors. Messrs. Nerud, Fritts and Fredricks (non-voting member) are members of the Pricing Committee. Actions of the Pricing Committee in determining the fair value of portfolio securities are subject to subsequent ratification by the Board. The Pricing Committee had 12 meetings in the last fiscal year.

Certain Positions of Disinterested Trustees and their Family Members

None of the disinterested Trustees, nor any member of a disinterested Trustee’s immediate family, held any position (other than the disinterested Trustee’s position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with: (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

Ownership of Trustees of Shares in the Funds of the Trust

As of December 31, 2005, the Trustees beneficially owned the following interests in shares of the Funds:

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Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of equity Securities in All registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Robert A. Fritts	$1 - $10,000	Over $100,000
JNL/Western High Yield Bond Fund JNL/S&P Managed Aggressive Growth Fund JNL/S&P Managed Moderate Growth Fund JNL/S&P Managed Growth Fund
$10,001 - $50,000
JNL/Lazard Mid Cap Value Fund JNL/T. Rowe Price Established Growth Fund JNL/T. Rowe Price Mid-Cap Growth Fund
$50,001 - $100,000

Over $100,000
JNL/JPMorgan International Equity Fund JNL/Mellon Capital Management S&P 500 Stock Index Fund JNL/Select Value Fund
Michael Bouchard	None	None
Michelle Engler	None	None
Joseph Frauenheim	None	None
Richard McLellan*	Over $100,000	Over $100,000

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

JNL/Mellon Capital Management Small Cap Index Fund

JNL/Mellon Capital Management Bond Index Fund

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Dominic D’Annunzio**	None	None

* Mr. McLellan owns a Jackson National Life Insurance Company variable annuity under which his investment is allocated to the investment divisions that invest in the Funds.

** During 2005 Mr. D'Annunzio deferred a portion of his compensation as a Trustee into a Deferred Compensation Plan. The Funds have adopted a Deferred Compensation Plan whereby non-interested Trustees may defer the receipt of their compensation. Deferred amounts are invested at a rate of return equal to the rate credited under the Jackson National Life Insurance Company Fixed Rate Option.

As is described in the prospectus, shares in the Funds of the Trust are sold only to Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York and to qualified retirement plans. The beneficial interests of Mr. Fritts in shares of the Funds reflected in the foregoing table are held by him through a qualified retirement plan maintained by Jackson National Life Insurance Company for its officers and employees.

Ownership by Disinterested Trustees of Interests in Certain Affiliates of the Trust

As of December 31, 2005, none of the disinterested Trustees, nor any member of a disinterested Trustee’s immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

Trustee Compensation

The Trustee who is an “interested person” receives no compensation from the Trust. Each disinterested Trustee (except the Chairman of the Board) is paid by the Funds an annual retainer of $40,000, as well as a fee of $5,000 for each meeting of the Board of Trustees attended. The Chairman of the Board of Trustees receives an annual retainer of $60,000, as well as a fee of $5,000 for each meeting of the Board of Trustees attended. Each Trustee receives $2,500 for telephonic meetings. The Chair of the Audit Committee receives an additional annual retainer of $5,000 for his services in that capacity. The members of the Audit Committee receive $2,500 for each Audit Committee meeting. The members of the Audit Committee will receive $1,250 for telephonic Audit Committee meetings.

For the year ended December 31, 2005, the disinterested Trustees received the following fees for service as Trustee:

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Trustee	Aggregate Compensation from Trust*	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and from Fund Complex
Joseph Frauenheim	$82,500	$0	$0	$82,500
Richard McLellan	$77,500	$0	$0	$77,500
Dominic D’Annunzio	$87,500	$0	$0	$87,500**
Michael Bouchard	$60,000	$0	$0	$60,000
Michelle Engler	$77,500	$0	$0	$77,500

* The fees paid to the independent Trustees are paid for combined meetings of the Funds in the Fund Complex. The fees are allocated to the Funds and it affiliated investment companies on a pro-rata basis based on net assets.

** Mr. D’Annunzio deferred $36,250.

Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

Selection of Trustee Nominees

The Board is responsible for considering trustee nominees at such times as it considers electing new trustees to the Board. The Board may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Board may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Board considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Board also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board evaluates nominees for trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a trustee nominee should submit his or her recommendation in writing to the Chair of the Board, Dominic D’Annunzio, P.O. Box 30902, Lansing, Michigan 48909-8402. At a minimum, the recommendation should include:

•	the name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

52

•

the name and address of the person submitting the recommendation, together with an affirmation of the person’s investment, via insurance products, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential PLC (the parent company of the Funds’ investment adviser and distributor) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Prudential PLC or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Board decides to nominate an individual as a trustee, Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

PRINCIPAL HOLDERS OF THE TRUST’S SHARES

As of April 3, 2006, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the then outstanding shares of the Trust.

Because shares in the Trust are sold only to Jackson National Life Insurance Company ("JNL"), Jackson National Life Insurance Company of New York ("JNLNY"), certain Funds of the Trust organized as fund of funds, and to certain qualified retirement plans, JNL, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts, is the owner of record of substantially all of the shares of the Trust. In addition, JNL, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, JNL and JNLNY will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accord with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as “pass through” voting. Further, those shares which are owned by JNL through its general account, and shares held in the separate accounts for which no voting instructions are received from contract owners, also will be voted in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as “echo” voting.

53

As of April 3, 2006 the following persons beneficially owned more than 5% or more of the shares of the Fund(s) indicated below:

Fund	Name and Address	Amount of Ownership	Percentage of Shares owned
JNL/AIM Large Cap Growth Fund (Class A)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	7,465,440.42	25.55%
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	7,982,287.88	27.32%
JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	5,460,116.30	18.69%
JNL/AIM Real Estate Fund (Class A)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,564,629.92	18.81%
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,356,694.55	16.31%
JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,134,812.87	13.64%
JNL/S&P Managed Moderate Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	484,349.01	5.82%
JNL/Alger Growth Fund (Class A)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	711,119.44	5.06%
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	2,165,141.58	15.39%
JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	2,054,910.87	14.61%
JNL/Eagle Core Equity Fund (Class A)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	2,602,492.34	16.62%
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	4,133,033.99	26.40%

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JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	2,633,570.40	16.82%
JNL/Eagle SmallCap Equity Fund (Class A)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	661,888.29	8.42%
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,603,046.85	20.40%
JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,242,023.79	15.81%
JNL/FMR Mid-Cap Equity Fund (Class A) (formerly, JNL/FMR Capital Growth Fund)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,698,154.52	13.24%
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,934,159.14	15.08%
JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,594,389.96	12.43%
JNL/Franklin Templeton Small Cap Value Fund (Class A)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,238,917.61	16.78%
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,910,626.85	25.88%
JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,983,169.26	26.86%
JNL/Goldman Sachs Mid Cap Value Fund (Class A)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	987,161.92	12.30%
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	2,456.836.13	30.61%

55

JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,974,402.49	24.60%
JNL/JPMorgan International Equity Fund (Class A) (formerly, JNL/Putnam International Equity Fund)
JNL/S&P Managed Moderate Growth Fund	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	2,324,011.52	13.19%
JNL/S&P Managed Growth Fund	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	2,773,437.21	15.74%
JNL/S&P Managed Aggressive Growth Fund	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	1,688,356.61	9.58%
JNL/JPMorgan International Value Fund (Class A)
JNL/S&P Managed Moderate Growth Fund	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	2,696,504.23	11.12%
JNL/S&P Managed Growth Fund	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	3,241,598.36	13.36%
JNL/S&P Managed Aggressive Growth Fund	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	3,401,401.42	14.02%
JNL/Lazard Mid Cap Value Fund (Class A)
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	976,252.411	5.80%
JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	918,492.33	5.45%
JNL/Lazard Small Cap Value Fund (Class A)
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,874,124.10	11.81%
JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,349,740.86	8.51%

56

JNL/Oppenheimer Global Growth Fund (Class A)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	2,901,164.02	13.07%
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	5,042,313.54	22.71%
JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	2,982,397.48	13.43%
JNL/PIMCO Total Return Bond Fund (Class A)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	8,885,063.86	17.19%
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	4,460,402.19	8.63%
JNL/Putnam Equity Fund (Class A)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	585,743.24	7.48%
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	501,437.90	6.40%
JNL/Western High Yield Bond Fund (Class A) (formerly JNL/Salomon Brothers High Yield Bond Fund)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	3,502,057.77	9.47%
JNL/Western Strategic Bond Fund (Class A) (formerly JNL/Salomon Brothers Strategic Bond Fund)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	5,587,235.60	17.29%
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	4,533,465.59	14.03%
JNL/S&P Managed Moderate Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,689,148.25	5.23%
JNL/Western U.S. Government & Quality Bond Fund (Class A) (formerly JNL/Salomon Brothers U.S. Government Quality Bond Fund)

57

JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	2,441,396.76	12.60%
JNL/Select Global Growth Fund (Class A)
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,638,083.98	17.81%
JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,388,058.28	15.09%
JNL/Select Large Cap Growth Fund (Class A)
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	930,910.80	9.45%
JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	513,667.21	5.21%
JNL/Select Money Market Fund (Class A)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	48,684,447.86	16.60%
JNL/S&P Managed Moderate Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	28,330,410.03	9.66%
JNL/S&P Managed Conservative Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	18,120,695.24	6.18%
JNL/Select Value Fund (Class A)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	3,167,505.77	18.73%
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	4,161,114.50	24.61%
JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	2,287,480.75	13.53%
JNL/T. Rowe Price Established Growth Fund (Class A)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	4,811,890.76	12.89%

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JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	6,525,446.7	17.48%
JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	3,724,468.83	9.98%
JNL/T. Rowe Price Mid-Cap Growth Fund (Class A)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,602,210.40	7.58%
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	2,328,269.01	11.01%
JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	1,338,415.53	6.33%
JNL/T. Rowe Price Value Fund (Class A)
JNL/S&P Managed Moderate Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	6,430,830.61	16.24%
JNL/S&P Managed Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	7,289,762.67	18.41%
JNL/S&P Managed Aggressive Growth Fund	Attn: Mark Nerud 225 W. Wacker Drive Suite 1200 Chicago, Illinois 60606	4,275,966.98	10.80%

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. To the knowledge of management of the Trust, as of April 3, 2006, the following person may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Fund:

Fund	Name and Address	Amount of Ownership	Percentage of Shares owned
JNL/AIM Large Cap Growth Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	8,912.16	44.41%
JNL/AIM Small Cap Growth Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	8,292.08	68.52%

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JNL/AIM Real Estate Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	10,000.00	73.21%
JNL/Alger Growth Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	6,689.79	82.74%
JNL/Eagle Core Equity Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	6,987.72	76.68%
JNL/Eagle Small Cap Equity Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	5,339.57	73.76%
JNL/FMR Balanced Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	10,136.55	84.68%
JNL/FMR Mid-Cap Equity Fund (Class B) (formerly JNL/FMR Capital Growth Fund)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	6,801.59	85.65%
JNL/Franklin Templeton Small Cap Value Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	10,0000.00	64.67%
JNL/Goldman Sachs Mid Cap Value Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	10,000.00	74.80%
JNL/JPMorgan International Equity Fund (Class B) (formerly, JNL/Putnam International Equity Fund)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	9,386.06	77.22%
JNL/JPMorgan International Value Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	10,913.88	66.65%
JNL/Lazard Mid-Cap Value Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	8,227.50	41.87%
JNL/Lazard Small Cap Value Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	8,423.14	44.30%
JNL/Mellon Capital Management Small Cap Index Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	8,305.22	43.38%
JNL/Mellon Capital Management International Index Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	8,492.69	27.83%

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JNL/Mellon Capital Management S&P 400 MidCap Index Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	8,043.63	43.97%
JNL/Mellon Capital Management Bond Index Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	9,713.87	67.10%
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	12,962.73	58.57%
JNL/Oppenheimer Global Growth Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	8,799.68	56.63%
JNL/Oppenheimer Growth Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	12,355.56	84.33%
JNL/PIMCO Total Return Bond Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	8,746.38	53.72%
JNL/Putnam Equity Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	5,571.73	88.64%
JNL/Putnam Mid-Cap Growth Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	12,528.19	86.09%
JNL/Putnam Value Equity Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	5,909.96	96.22%
JNL/Western High Yield Bond Fund (Class B) (formerly JNL/Salomon Brothers Yield Bond Fund)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	13,051.25	49.30%
JNL/Western U.S. Government & Quality Bond Fund (Class B) (formerly JNL/Salomon Brothers U.S. Government & Quality Bond Fund)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	9,044.38	85.01%
JNL/Western Strategic Bond Fund (Class B) (formerly JNL/Salomon Brothers Strategic Bond Fund)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	9,131.19	59.09%
JNL/S&P Retirement Income Fund	Eula Walker 139 Garden City Ave. Wyandanch, NY 11798	52,811.03	31.03%
JNL/S&P Retirement 2020 Fund	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	10,000.00	44.51%
JNL/S&P Retirement 2025 Fund	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	10,000.00	59.84%

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JNL/Select Balanced Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	6,866.97	51.58%
JNL/Select Global Growth Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	5,772.18	91.64
JNL/Select Large Cap Growth Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	5,533.01	80.94%
JNL/Select Money Market Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	104,478.79	28.28%
	Ramirez & Sons 25151 Frank Street Barstow, CA 92311	122,351.26	33.11%
JNL/Select Value Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	6,496.51	67.66%
JNL/T. Rowe Price Established Growth Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	5,763.53	54.40%
JNL/T. Rowe Price Mid-Cap Growth Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	3,977.58	41.17%
JNL/T. Rowe Price Value Fund (Class B)	Jackson National Life Insurance Company (seed money) 1 Corporate Way Lansing, MI 48951	7,752.27	35.27%
	Jeffrey L. Durbin 12705 Machete Trail Austin, TX 78729	7,197.25	32.51%

The S&P Funds noted above are Funds of the Trust. The address for the S&P Funds and Jackson National Life Insurance Company is 1 Corporate Way, Lansing, Michigan 48951.

INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS

Investment Adviser

Jackson National Asset Management, LLC (“JNAM L.L.C." or the "Adviser”), 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust. As investment adviser, JNAM L.L.C. provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom.

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JNAM L.L.C. acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement. Prior to January 31, 2001, Jackson National Financial Services, LLC, an affiliate of JNAM L.L.C., acted as investment adviser to the Trust. Jackson National Asset Management, LLC assumed all related investment management duties from Jackson National Financial Services, LLC pursuant to a Plan of Merger dated January 31, 2001. The Board of Trustees approved the merger on November 9, 2000. Prior to July 1, 1998, Jackson National Financial Services, Inc., an affiliate of JNAM L.L.C. acted as investment adviser to the Trust.

The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days notice by the Adviser, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays Adviser a fee in respect of each Fund as described in the Prospectus. The fee paid by the Trust to the Adviser for the fiscal years ended December 31, 2003,December 31, 2004 and December 31, 2005 were $45,016,898, $43,703,596 and $51,306,616, respectively.

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Investment Sub-Advisers and Portfolio Managers

In addition to providing the services described above, the Adviser may, subject to the approval of the Trustees of the Trust, select, contract with and compensate sub-advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such sub-advisers with the investment objectives and related policies of each Fund and reviews the performance of such sub-advisers and reports periodically on such performance to the Trustees of the Trust.

A I M Capital Management, Inc. (“AIM”), with principal offices at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, serves as sub-adviser to the JNL/AIM Large Cap Growth Fund, JNL/AIM Small Cap Growth Fund and the JNL/AIM Real Estate Fund. AIM is an indirect wholly-owned subsidiary of AMVESCAP, PLC, a publicly traded financial services company based in the United Kingdom.

The sub-sub-adviser to the JNL/AIM Real Estate Fund (the "Fund") is INVESCO Institutional (N.A.), Inc.  ("IINA"), with its principal office at 1360 Peachtree St. N.E., Suite 100, Atlanta, GA 30309.  IINA is an affiliate of AIM. IINA is compensated by AIM at no additional expense to the Trust.

Day-to-day investment management decisions for the Fund will be made by IINA.  IINA is responsible for choosing certain types of real estate securities for the Fund. IINA and AIM are indirect, wholly-owned subsidiaries of AMVESCAP, PLC. . As of December 31, 2005, IINA and its affiliates managed approximately $203 billion in total assets. As of December 31, 2005, AMVESCAP managed approximately $386 billion in total assets.

A I M Capital Management, Inc.

Portfolio Manager Compensation Structure

AIM seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. AIM evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following five elements:

•

Base salary. Each portfolio manager is paid a base salary. In setting the base salary, AIM’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

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•

Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically has an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by AIM and takes into account other subjective factors.

•

Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

•

Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy, under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

•

Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

AIM’s portfolio managers develop investment models which are used in connection with the management of certain AIM funds as well as other mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based

65

fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2005:

JNL/AIM Large Cap Growth Fund

Geoffrey V. Keeling	Number Of Accounts*	Total Assets (Millions)
registered investment companies:	3	$854.3
other pooled investment vehicles:	1	$9.2
other accounts:	14	$3.8*

Robert L. Shoss	Number Of Accounts*	Total Assets (Millions)
registered investmentcompanies:	3	$854.3
other pooled investment vehicles:	1	$9.2
other accounts:	14	$3.8*

JNL/AIM Small Cap Growth Fund

Juliet S. Ellis	Number Of Accounts*	Total Assets (Millions)
registered investment companies:	8	$2,964.2
other pooled investment vehicles:	0	$0
other accounts:	0	0

Juan R. Hartsfield	Number Of Accounts*	Total Assets (Millions)
registered investment companies:	6	$2,964.2
other pooled investment vehicles:	0	$0
other accounts:	0	0

* These are accounts of individual investors for which AIM's affiliate, AIM Private Asset Management, Inc. ("APAM") provides investment advice. APAM offers separately managed accounts that are managed according to the investment models developed by AIM's portfolio managers and used in connection with the management of certain AIM funds. APAM accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. AIM seeks to manage such competing interests for the time and

66

attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, AIM and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the Funds, AIM determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which AIM or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), AIM may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•

Finally, the appearance of a conflict of interest may arise where AIM has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

AIM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Security Ownership of Portfolio Manager**

Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Geoffrey V. Keeling	X
Robert L. Shoss	X
Juliet S. Ellis	X
Juan R. Hartsfield	X

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** Shares of the Funds may only be purchased by insurance company separate accounts and certain qualified retirement plans. Accordingly, no portfolio manager may invest in Funds directly.

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INVESCO Institutional (N.A.), Inc.

Portfolio Manager Compensation Structure

IINA seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. IINA evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following five elements:

•

Base salary. Each portfolio manager is paid a base salary. In setting the base salary, IINA’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

•

Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 70% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. In instances where a portfolio manager has responsibility for management of more than one fund, an asset weighted four-year rolling average is used.

High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 30% portion of the bonus is discretionary as determined by IINA and takes into account other subjective factors.

•

Equity-based compensation. Portfolio managers may be awarded options to purchase common shares and/or granted restricted shares of AMVESCAP stock from pools determined from time to time by the Remuneration Committee of the AMVESCAP Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

•	Participation in group insurance programs. Portfolio managers are provided life insurance coverage in the form of a group variable universal life insurance policy,

69

under which they may make additional contributions to purchase additional insurance coverage or for investment purposes.

•

Participation in deferred compensation plan. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

IINA’s portfolio managers develop investment models which are used in connection with the management of certain registered investment companies, for which IINA or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

The following table reflects information as of December 31, 2005:

JNL/AIM Real Estate Fund

Mark Blackburn	Number Of Accounts	Total Assets (Millions)
registered investment companies:	6	$3,081.6
other pooled investment vehicles:	7	$564.7
other accounts:	51	$3,134.0

Joe V. Rodriguez, Jr.	Number Of Accounts	Total Assets (Millions)
registered investment companies:	6	$3,081.6
other pooled investment vehicles:	7	$564.7
other accounts:	51	$3,134.0

James W. Trowbridge	Number Of Accounts	Total Assets (Millions)
registered investment companies:	6	$3,081.6
other pooled investment vehicles:	7	$564.7
other accounts:	51	$3,134.0

James Cowen	Number Of Accounts	Total Assets (Millions)

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registered investment companies:	6	$3,081.6
other pooled investment vehicles:	7	$564.7
other accounts:	51	$3,134.0

Ping Ying Wang	Number Of Accounts	Total Assets (Millions)
registered investment companies:	6	$3,081.6
other pooled investment vehicles:	7	$564.7
other accounts:	51	$3,134.0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple funds and /or other accounts may be presented with one or more of the following potential conflicts:

•

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. IINA seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

•

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, IINA and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

•

With respect to securities transactions for the Fund, IINA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which IINA or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), IINA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

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•

Finally, the appearance of a conflict of interest may arise where IINA has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

IINA and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

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Security Ownership of Portfolio Manager**

Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Joe V. Rodriguez	X
Mark Blackburn	X
James W. Trowbridge	X
James Cowen	X
Ping Ying Wang	X

** Shares of the Fund may only be purchased by insurance company separate accounts and certain qualified retirement plans. Accordingly, no portfolio manager may invest in Fund directly.

Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as sub-adviser to the JNL/Eagle Core Equity Fund and the JNL/Eagle SmallCap Equity Fund. Eagle is a wholly owned subsidiary of Raymond James Financial, Inc., a publicly traded company which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients.

Portfolio Manager Compensation Structure

Eagle has created a compensation plan that provides our investment professionals with long-term financial incentives and encourages them to develop their careers at Eagle.  Our investment professionals are compensated as follows:

•	All portfolio managers, analysts, and traders are paid base salaries that are competitive with others in their fields, based on industry surveys;
•

In the Institutional Growth division, Ashi Parikh and his team have a profit-sharing arrangement that is tied to the growth and success of their business.  Eagle and Mr. Parikh changed the structure from a revenue-sharing format to allow for greater long-term economic participation as the business grows.  Additionally, members of the team continue to participate in a Raymond James stock option program.  Eagle plans to move toward emulating the compensation structure of our Institutional Growth team across other portfolio management teams;

•	Other Portfolio managers participate in a revenue-sharing program that provides incentives to build a successful investment program over the long term;
•	Additional deferred compensation plans are provided to key investment professionals;

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•	Analysts and traders receive incentive bonus compensation up to three times their base salaries, primarily based upon experience and their contribution to investment results;
•	All portfolio managers participate in a non-qualified stock option program that vests at the end of the seventh year following their respective dates of employment;

•	All employees receive benefits from our parent company including a 401(k) plan, profit sharing and Employee Stock Purchase Plan.

The following table reflects information as of December 31, 2005:

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

JNL/Eagle Core Equity Fund

Ashi Parikh	Number of Accounts	Total Assets
• registered 1111111investment companies:	0	$0
• other pooled investment vehicles:	1	$8,923,825
• other accounts:	112	$567,457,341

Richard Skeppstrom Team	Number of Accounts	Total Assets
• registered investment companies:	4	$265,511,435
• other pooled investment vehicles:	0	$0
• other accounts:	6,330	$2,040,274,321

Lou Kirschbaum	Number of Accounts	Total Assets
• registered investment companies:	1	$0
• other pooled investment vehicles:	0	$0
• other accounts:	1,329	$355,658,210

JNL/Eagle SmallCap Equity Fund

Bert Boksen	Number of Accounts	Total Assets
• registered investment companies:	9	$807,147,908
• other pooled investment vehicles:	1	$28,379,409
• other accounts:	1836	$854,449,418

Conflicts of Interest

Potential Conflicts

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Eagle currently holds a 51% ownership interests in EB Management I, LLC which acts as the general partner to a limited partnership formed for investment purposes. Bert Boksen is a 49% owner of EB Management and the Portfolio Manager for the Eagle Aggressive Growth Partners Fund I L.P. In addition to EB Management I, LLC Eagle owns a 50% ownership interest in EA Management I, LLC which acts as the general partner to two limited partnerships formed for investment purposes. Ashi Parikh is a 50% owner of EA Management and the Portfolio Manager for the Eagle Growth Partners Fund I L.P. and Eagle Growth Partners Fund III L.P. Eagle also provides administrative and investment research services for the general partner. Certain officers and employees of Eagle have investment interests in the partnership. On occasion, orders for the securities transactions of a partnership may be aggregated with orders for Eagle's client accounts. In such instances, Eagle will ensure that the allocation of securities among Eagle's clients and the partnership is equitable; price averaging may be used for trades executed in a series of transactions on the same day. Eagle does not invest assets of clients' accounts in such limited partnership. Officers and employees of Raymond James Financial, Inc. and its subsidiaries may have investment interest in such investment partnership.

Eagle’s portfolio management team manages other accounts with investment strategies similar to the Portfolio. Certain conflicts of interest may arise in connection with the management of multiple portfolios. As noted above, fees vary among these accounts and the portfolio manager may personally invest in some of these accounts. This could create potential conflicts of interest where a portfolio manager may favor certain accounts over others, resulting in other accounts outperforming the Portfolio. Other potential conflicts include conflicts in the allocation of investment opportunities and aggregated trading. However, Eagle has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Also, as indicated in Eagle’s Code of Ethics there are certain procedures in place to avoid conflicts of interest when the Manager and other investment personnel of Eagle buy or sell securities also owned by, or bought or sold for Clients.

Security Ownership of Portfolio Manager(s)

Portfolio Manager	none	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Ashi Parikh	X
Richard Skeppstrom and Team	X
Bert Boksen	X
Lou Kirschbaum	X

FMR Corp., organized in 1972, is the ultimate parent company of FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. The Johnson family group and all other Class B shareholders have entered into a shareholders’ voting agreement under which all Class B shares will be voted in accordance with the

75

majority vote of Class B shares. Under the Investment Company Act of 1940, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp. FMR serves as the sub-adviser for the JNL/FMR Mid-Cap Equity Fund and the JNL/FMR Balanced Fund.  The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts 02109.  As the sub-adviser, FMR chooses the JNL/FMR Mid-Cap Equity Fund and the JNL/FMR Balanced Fund's investments and places orders to buy and sell each Fund's investments.  On behalf of the JNL/FMR Balanced Fund, FMR has entered into a sub-subadvisory agreement with Fidelity Investments Money Management, Inc. (FIMM).  The address of FIMM is One Spartan Way, Merrimack, New Hampshire 03054.  FIMM chooses certain types of investments for the Fund.  On behalf of the JNL/FMR Mid-Cap Equity Fund and the JNL/FMR Balanced Fund, FMR has entered into a sub-subadvisory agreement with FMR Co., Inc. (FMRC). FMRC chooses certain types of investments for the Funds.  Under the terms of the sub-subadvisory agreements, FMR pays FIMM and FMRC for providing sub-subadvisory services.

Portfolio Manager Compensation Structure

Larry Rakers is the lead portfolio manager of JNL/FMR Balanced Fund and receives compensation for his services. Mr. Rakers is also a co-manager of the fund and receives compensation for managing the equity investments of the fund. George Fischer is a co-manager of the Fund and receives compensation for managing the bond investments of the fund. As of December 31, 2005, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates.

The lead portfolio manager’s bonus is based on several components. The primary components of the lead portfolio manager’s bonus are based on the pre-tax investment performance of the lead portfolio manager’s fund(s) and account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the lead portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the lead portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, rolling periods of up to five years for the comparison to a Lipper peer group, and rolling periods of up to three years for the comparison to a Morningstar peer group. A smaller, subjective component of the lead portfolio manager’s bonus is based on the lead portfolio manager’s overall contribution to management of FMR. The portion of the lead portfolio manager’s bonus that is linked to the investment performance of the

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fund is based on the pre-tax investment performance of the equity assets of the fund measured against a composite index, the components of which are 50% Russell 3000 Index and 50% Russell 3000 Value Index, the fund’s pre-tax investment performance within the Lipper Balanced Objective and the pre-tax investment performance of the equity assets of the fund within the Morningstar Large Cap Blend Category.

The bond co-manager’s bonus is based on several components. The primary components of the bond co-manager’s bonus are based on (i) the pre-tax investment performance of the bond co-manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of a broad range of other FMR taxable bond funds and accounts. The pre-tax investment performance of the bond co-manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the bond co-manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. A smaller, subjective component of the bond co-manager’s bonus is based on the bond co-manager’s overall contribution to management of FMR. The portion of the bond co-manager’s bonus that is linked to the investment performance of the fund is based on the pre-tax investment performance of the bond assets of the fund measured against the Lehman Brothers U.S. Treasury Bond Index.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR’s parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Peter Saperstone is the portfolio manager of JNL/FMR Mid-Cap Equity Fund and receives compensation for his services. As of December 31, 2005, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus and, in certain cases, participation in several types of equity-based compensation plans. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The portfolio manager’s bonus is based on several components. The primary components of the portfolio manager’s bonus are based on the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) relative to a benchmark index and within a defined peer group assigned to each fund or account. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index, rolling periods of up to five years for the comparison to a Lipper peer

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group, and rolling periods of up to three years for the comparison to a Morningstar peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of the portfolio manager’s bonus that is linked to the investment performance of the fund is based on the fund’s pre-tax investment performance measured against the S&P MidCap 400 Index, the fund’s pre-tax investment performance within the Lipper Mid Cap Objective and the fund’s pre-tax investment performance within the Morningstar Mid-Cap Blend Category. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR Corp., FMR’s parent company. FMR Corp. is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.

The following table reflects information as of December 31, 2005:

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

JNL/FMR Balanced Fund

Larry Rakers	Number Of Accounts	Total Assets
registered investment companies:	4	$18,442 million
other pooled investment vehicles:	0	$0
other accounts:	0	$0

George Fischer	Number Of Accounts	Total Assets
registered investment companies:	7	$10,760 million
other pooled investment vehicles:	5	$13,299 million
other accounts:	4	$1,594 million

JNL/FMR Mid-Cap Equity Fund

Peter Saperstone	Number Of Accounts	Total Assets
registered investment companies:	5	$10,531 million
other pooled investment vehicles:	0	$0
other accounts:	1	$155 million

Conflicts of Interest

The portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as

78

the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, the fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund may outperform the securities selected for the fund. Personal accounts may give rise to potential conflicts of interest; trading in personal accounts is restricted by the fund’s Code of Ethics.

Security Ownership of Portfolio Manager(s)

Portfolio Manager	none	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Larry Rakers	X
George Fischer	X
Peter Saperstone	X

Franklin Advisory Services, LLC, ("Franklin") which is located at One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024, serves as sub-adviser to the JNL/Franklin Templeton Small Cap Value Fund. Franklin is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources, Inc.

Portfolio Manager Compensation Structure

Franklin Advisory Services seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer

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of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

William J. Lippman	Number Of Accounts	Total Assets ($Mil)
registered investment companies:	11	$11,920
other pooled investment vehicles:	0	$0
other accounts:	0	$0

Bruce C. Baughman, CPA	Number Of Accounts	Total Assets ($Mil)
registered investment companies:	11	$11,920
other pooled investment vehicles:	0	$0
other accounts:	0	$0

Margaret McGee	Number Of Accounts	Total Assets ($Mil)
registered investment companies:	11	$11,920
other pooled investment vehicles:	0	$0
other accounts:	0	$0

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Donald G. Taylor, CPA	Number Of Accounts	Total Assets ($Mil)
registered investment companies:	11	$11,920
other pooled investment vehicles:	0	$0
other accounts:	0	$0

Conflicts of Interest

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

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Security Ownership of Portfolio Manager(s)

Portfolio Manager	none	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
William J. Lippman	N/A
Bruce C. Baughman, CPA	N/A
Margaret McGee	N/A
Donald G. Taylor, CPA	N/A

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Franklin Advisers, Inc. ("Franklin") which is located at One Franklin Parkway, San Mateo, California 94403, serves as sub-adviser to the JNL/Franklin Templeton Income Fund. Franklin is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Franklin Resources, Inc.

Portfolio Manager Compensation Structure

Franklin Advisers, Inc. seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary Each portfolio manager is paid a base salary.

Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•

Non-investment performance. The more qualitative contributions of a portfolio manager to the manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

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Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

Edward D. Perks	Number Of Accounts	Total Assets ($Mil)
registered investment companies:	6	$46,005
other pooled investment vehicles:	0	$0
other accounts:	0	$0

Charles B. Johnson	Number Of Accounts	Total Assets ($Mil)
registered investment companies:	3	$43,538
other pooled investment vehicles:	0	$0
other accounts:	0	$0

Conflicts of Interest

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more

84

complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Security Ownership of Portfolio Manager(s)

Portfolio Manager	none	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Edward D. Perks	N/A
Charles B. Johnson	N/A

Fred Alger Management, Inc. (“Alger”), which is located at 111 Fifth Avenue, New York, New York 10003, serves as sub-adviser to the JNL/Alger Growth Fund. Alger is engaged in the business of rendering investment advisory services to mutual funds, institutions and, to a lesser extent, individuals. Alger has been engaged in the business of rendering investment advisory services since 1964. Alger is a wholly owned subsidiary of Fred Alger & Company, Incorporated which in turn is a wholly owned subsidiary of Alger Associates, Inc., a privately held financial services holding company. Fred M. Alger III is a majority shareholder of Alger Associates, Inc. and may be deemed to control that company and its subsidiaries.

Portfolio Manager Compensation Structure

An Alger portfolio manager’s compensation consists of salary, an annual bonus and eligibility for payments under Alger’s incentive compensation program. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that may change following an annual review. The annual bonus is typically a percentage of the base salary. The percentage is variable from year to year, and considers various factors, including:

•	the firm’s overall financial results and profitability;
•	the firm’s overall investment management performance;

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•	current year’s and prior years’ investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and
•	the individual’s leadership contribution within the firm.

The following table reflects information as of December 31, 2005:

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

Dan Chung	Number Of Accounts	Total Assets
registered investment companies:	14	$4.4 billion
other pooled investment vehicles:	0	$0
other accounts:	62	$896.0 million

Conflicts of Interest

Alger’s portfolio managers are often responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include mutual funds sub-advised by Alger and separate accounts. Potential conflicts of interest may arise when a portfolio manager has responsibility for more than one account and makes investment decisions involving the same security for two or more accounts. Investment decisions for accounts are made with consideration of their respective investment objectives, availability of cash for investment, current holdings and size of investment positions. A particular security may be bought or sold for only one account, or in different amounts and at different times for one account but not another account. Alger has developed trade allocation policies and procedures to avoid action that would knowingly result in an improper advantage or disadvantage to any one account managed by Alger. Transactions are allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation may be made to recognize the investment needs of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate de minimus positions, and to give priority to accounts with specialized investment policies and objectives.

Security Ownership of Portfolio Manager(s)

Portfolio Manager	none	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Dan Chung	X

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Goldman Sachs Asset Management, L.P. ("GSAM®"), which is located at 32 Old Slip, New York, New York 10005 serves as sub-adviser to the JNL/Goldman Sachs Mid Cap Value Fund and JNL/Goldman Sachs Short Duration Bond Fund. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs").

Portfolio Manager Compensation Structure

GSAM and the GSAM Value Team’s (the “Value Team”) compensation package for its portfolio mangers is comprised of a base salary and a performance bonus. The performance bonus is a function of each portfolio manager’s individual performance and his or her contribution to overall team performance. Portfolio Managers are rewarded for their ability to outperform a benchmark while managing risk appropriately. Compensation is also influenced by the Value Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. Anticipated compensation levels among competitor firms may also be considered, but is not a principal factor.

The performance bonus is significantly influenced by 3 Year period of investment performance. The following criteria are considered:

•	Individual performance (relative, absolute)
•	Team Performance (relative, absolute)
•	Consistent performance that aligns with clients’ objectives
•	Achievement of top rankings (relative and competitive)

The investment performance mentioned above is considered only on a pre-tax basis. As it relates to relative performance, the benchmark for this Fund is the Russell Mid Cap Value Index. As mentioned above, performance is measured on a 3 Year basis.

Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401K program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio Managers may also receive grants of restricted stock units and/or stock options as part of their compensation.

Certain GSAM Portfolio Managers may also participate in the firm's Partner Compensation Plan, which covers many of the firm's senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs' overall financial performance.

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The following table reflects information as of December 31, 2005:

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

JNL/Goldman Sachs Mid Cap Value Fund

	Number of Other Accounts Managed and Total Assets(in millions) by Account Type			Number of Accounts and Total Assets (in millions) for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Eileen Rominger	27, $13.2 bil	2, $290 mil	302, $6.8 bil	0	2, $290 mil	2, $229 mil
Sally P. Davis	27, $13.2 bil	2, $290 mil	302, $6.8 bil	0	2, $290 mil	2, $229 mil
Dolores Bamford	27, $13.2 bil	2, $290 mil	302, $6.8 bil	0	2, $290 mil	2, $229 mil
Andy Braun	19, $10.4 bil	2, $290 mil	271, $6.0 bil	0	2, $290 mil	1, $112 mil
Lisa Parisi	27, $13.2 bil	2, $290 mil	302, $6.8 bil	0	2, $290 mil	2, $229 mil
Sean Gallagher	19, $10.4 bil	2, $290 mil	271, $6.0 bil	0	2, $290 mil	1, $112 mil
David Berdon	27, $13.2 bil	2, $290 mil	302, $6.8 bil	0	2, $290 mil	2, $229 mil
Edward Perkin	27, $13.2 bil	2, $290 mil	302, $6.8 bil	0	2, $290 mil	2, $229 mil
Scott Carroll	27, $13.2 bil	2, $290 mil	302, $6.8 bil	0	2, $290 mil	2, $229 mil
Chip Otness	6, $2.7 bil	2, $290 mil	31, $696 mil	0	2, $290 mil	1, $117 mil

JNL/Goldman Sachs Short Duration Bond Fund

Please note that all of our fixed income portfolios are managed on a team basis. While lead portfolio managers may be associated with accounts in their specific strategy, the entire team is familiar with our general strategies and objectives and multiple individuals are involved in the management of a portfolio. We believe this approach ensures a high degree of continuity of portfolio management style and knowledge.

For each portfolio manager listed below, the total # of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector they manage. There are multiple portfolio managers involved with each account.

	Number of Other Accounts Managed and Total Assets(in millions) by Account Type			Number of Accounts and Total Assets (in millions) for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies[1]	Other Pooled Investment Vehicles[2]	Other Accounts[3]	Registered Investment Companies[1]	Other Pooled Investment Vehicles[2]	Other Accounts[3]
James B. Clark	$4,265.6 (7)	$10,307.7 (18)	$43,307.4 (217)	-	$4,767.4 (5)	$2,414.5 (5)

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Christopher Sullivan	$4,265.6 (7)	$10,307.7 (18)	$43,307.4 (217)	-	$4,767.4 (5)	$2,414.5 (5)
James McCarthy	$4,771.3 (7)	$966.0 (1)	$14,191.8 (42)	-	-	$4,579.2 (7)
Thomas D. Teles	$8,682.9 (11)	$11,166.8 (16)	$65,601.0 (258)	-	$4,767.4 (5)	$6,993.7 (12)
Mark Van Wyk	$8,816.6 (13)	$11,582.2 (21)	$67,865.4 (277)	-	$4,767.4 (5)	$6,993.7 (12)
Peter D. Dion	$8,682.9 (11)	$11,166.8 (16)	$65,601.0 (258)	-	$4,767.4 (5)	$6,993.7 (12)
Chris Hogan	$8,816.6 (13)	$11,582.2 (21)	$67,865.4 (277)	-	$4,767.4 (5)	$6,993.7 (12)

1 Includes ONLY onshore mutual funds and onshore subadvised funds.

2 Includes offshore mutual funds, offshore subadvised funds, alternative investments and commingled funds.

3Other Accounts comprised of separate accounts (both institutional and retail).

Conflicts of Interest

GSAM’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.

Security Ownership of Portfolio Manager(s)

Portfolio Manager	none	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Eileen Rominger	X
Sally P. Davis	X

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Dolores Bamford	X
Andy Braun	X
Lisa Parisi	X
Sean Gallagher	X
David Berdon	X
Scott Carroll	X
Edward Perkin	X
James Otness	X
James B. Clark	X
Christopher Sullivan	X
James McCarthy	X
Thomas D. Teles	X
Mark Van Wyk	X
Peter D. Dion	X
Stig S. Hansen	X
Steven Kuhn	X

Due to Goldman Sachs Asset Management, L.P.'s ("GSAM") internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of Sub-Advised Funds for which they have primary responsibility.

J.P. Morgan Investment Management Inc. (“J.P. Morgan”), with principal offices at 522 Fifth Avenue, New York, New York 10036, serves as sub-adviser to the JNL/JPMorgan International Value Fund and the JNL/JPMorgan International Equity Fund. J.P. Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly-traded bank holding company. J.P. Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers.

Portfolio Manager Compensation Structure

JPMorgan's portfolio managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable bonus consisting of cash incentives, stock awards and, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the JPMorgan's business as a whole.

Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients’ risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Investment performance is generally more heavily weighted to the long-term.

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Stock awards are granted as part of an employee’s annual performance bonus and comprise from 0% to 35% of a portfolio manager’s total award. As incentive compensation increases, the percentage of compensation awarded in restricted stock, stock appreciation awards or stock options also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

The following table reflects information as of December 31, 2005:

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

JNL/JPMorgan International Equity Fund

James Fisher, M.D.	Number Of Accounts	Total Assets
registered investment companies:	5	$3,472 (MM)
other pooled investment vehicles:	2	$1,102 (MM)
other accounts:	31	$8,615 (MM)

JNL/JPMorgan International Value Fund

Gerd Woort-Menker, M.D.	Number Of Accounts	Total Assets
registered investment companies:	2	$295 (MM)
other pooled investment vehicles:	1	$26 (MM)
other accounts:	5	$937 (MM)

Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the JNL/JPMorgan International Value and International Equity Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMIM’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimize the potential for conflicts of interest.

JPMIM may receive more compensation with respect to certain Other Accounts than that received with respect to the JNL/JPMorgan International Value and International Equity Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JPMIM or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In

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addition, JPMIM could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JPMIM’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM may be perceived as causing accounts it manages to participate in an offering to increase JPMIM’s overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM manages accounts that engage in short sales of securities of the type in which the JNL/JPMorgan International Value and International Equity Fund invests, JPMIM could be seen as harming the performance of the JNL/JPMorgan International Value and International Equity Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

JPMIM has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time.

For example, orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with JPMIM’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMIM may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JPMIM attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM so that fair and equitable allocation will occur over time.

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Security Ownership of Portfolio Manager(s)

Portfolio Manager	none	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
James Fisher, M.D.	X
Gerd Woort-Menker, M.D.	X

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, serves as sub-adviser to the JNL/Lazard Emerging Markets Fund, JNL/Lazard Mid Cap Value Fund and the JNL/Lazard Small Cap Value Fund. Lazard is a subsidiary of Lazard Frères & Co. LLC (Lazard Frères), a New York limited liability company, which is a member of the New York, American and Chicago Stock Exchanges. Lazard Frères provides its clients with a wide variety of investment banking, brokerage and related services. Its clients are both individuals and institutions.

Team Management and Model Portfolios. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Portfolio Manager Compensation Structure

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund. Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the

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portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.

Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard Asset Management. The plan offers permanent equity in Lazard Asset Management to a significant number of its professionals, including portfolio managers, as determined by the Board of Directors of Lazard Asset Management, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.

The chart below includes information regarding the members of the portfolio management team responsible for managing the Fund. Specifically, it shows the number of other portfolios and assets (as of the most recent fiscal year end) managed by each team member, as well as the amount (within certain specified ranges) of money invested by each team member in shares of the Fund. As noted in the chart, the portfolio managers managing the Fund may also individually be members of management teams that are responsible for managing Similar Accounts. A significant proportion of these Similar Accounts may be within separately managed account programs, where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

The following table reflects information as of December 31, 2005:

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

JNL/Lazard Emerging Markets Fund

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John R. Reinsberg	Number Of Accounts	Total Assets
registered investment companies:	14	$4,694,833,556.96
other pooled investment vehicles:	1	$12,356,963.56
other accounts:	1,254	$21,456,946,462.76

James M. Donald	Number Of Accounts	Total Assets
registered investment companies:	6	$1,955,291,885.44
other pooled investment vehicles:	2	$15,038,408.54
other accounts:	76	$1,170,813,408.43

JNL/Lazard Mid Cap Value Fund

Andrew Lacey	Number Of Accounts	Total Assets
registered investment companies:	13	$3,908,535,723.13
other pooled investment vehicles:	6	$79,336,433.92
other accounts:	1,258	$12,434,101,835.74

Robert A. Failla	Number Of Accounts	Total Assets

registered investment companies:	7	$3,638,751,510.53
other pooled investment vehicles:	2	$55,208,186.37
other accounts:	84	$1,139,540,137.58

Christopher H. Blake	Number Of Accounts	Total Assets
registered investment companies:	7	$3,638,751,510.53
other pooled investment vehicles:	2	$55,208,186.37
other accounts:	90	$1,863,129,560.37

Gary Buesser	Number Of Accounts	Total Assets
registered investment companies:	7	$3,638,751,510.53
other pooled investment vehicles:	2	$55,208,186.37
other accounts:	87	$1,525,655,324.82

JNL/Lazard Small Cap Value Fund

Patrick M. Mullin	Number Of Accounts	Total Assets
registered investment companies:	4	$2,304,688,284.28
other pooled investment vehicles:	0	$0
other accounts:	41	$902,425,885.72

Conflicts of Interest

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Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchase by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.

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Security Ownership of Portfolio Manager(s)

Portfolio Manager	none	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Andrew Lacey	X
Robert A. Failla	X
Christopher H. Blake	X
Gary Buesser	X
John R. Reinsberg	X
James M. Donald	X

Mellon Capital Management Corporation (“Mellon Capital”), located at 595 Market Street, Suite 3000, San Francisco, California 94105, serves as sub-adviser to the JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund, JNL/Mellon Capital Management S&P 400 MidCap Index Fund, JNL/Mellon Capital Management Small-Cap Index Fund, JNL/Mellon Capital Management International Index Fund and to the JNL/Mellon Capital Management Bond Index Fund. Mellon Capital Management Corporation is a wholly-owned indirect subsidiary of Mellon Financial Corporation, a publicly traded financial holding company.

Portfolio Manager Compensation Structure

Passively Managed and Actively Managed Mutual Fund Portfolio Manager Compensation

As of January 2006, Mellon Capital Management Corporation’s (“Mellon Capital’s”) portfolio managers responsible for both passively managed and actively managed mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital’s long-term incentive compensation program. All compensation is paid by Mellon Capital and not by the mutual funds. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.

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A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. For index funds, the performance factor depends on how closely the portfolio manager tracks the mutual fund’s benchmark index over a one-year period. For actively managed funds, the performance factors depend on how successfully the portfolio manager out performs the relevant benchmark while maintaining the appropriate risk profile for the fund over the past year. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital’s long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm’s profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

The following table reflects information as of December 31, 2005:

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

JNL/Mellon Capital Management S&P 500 Index Fund

Susan Ellison, Richard Brown, Karen Wong	Number Of Accounts	Total Assets
registered investment companies:	33	$19.77 Billion
other pooled investment vehicles:	31	$83.41 Billion
other accounts:	43	$21.26 Billion

JNL/Mellon Capital Management S&P 400 MidCap Index Fund

Susan Ellison, Richard Brown, Karen Wong	Number Of Accounts	Total Assets
registered investment companies:	33	$19.91Billion
other pooled investment vehicles:	31	$83.41Billion
other accounts:	43	$21.26 Billion

JNL/Mellon Capital Management Small Cap Index Fund

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Susan Ellison, Richard Brown, Karen Wong	Number Of Accounts	Total Assets
registered investment companies:	33	$19.96Billion
other pooled investment vehicles:	31	$83.41 Billion
other accounts:	43	$21.26 Billion

JNL/Mellon Capital Management International Index Fund

Susan Ellison, Richard Brown, Karen Wong	Number Of Accounts	Total Assets
registered investment companies:	33	$19.90 Billion
other pooled investment vehicles:	31	$83.41 Billion
other accounts:	43	$21.26 Billion

JNL/Mellon Capital Management Bond Index Fund

David Kwan, Lowell Bennett	Number Of Accounts	Total Assets
registered investment companies:	3	$1.29 Billion
other pooled investment vehicles:	21	$22.78 Billion
other accounts:	19	$3.52 Billion

JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund

Warren Chiang	Number Of Accounts	Total Assets
registered investment companies:	1	$116.51 Million
other pooled investment vehicles:	4	$641.52 Million
other accounts:	11	$1.76 Billion

Conflicts of Interest

At Mellon Capital Management Corporation, individual portfolio managers may manage multiple accounts for multiple clients. Mellon Capital manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by select corporate officers. Mellon Capital has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another.

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Security Ownership of Portfolio Manager(s)

Portfolio Manager	none	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Warren Chiang	X
Susan Ellison	X
Richard Brown	X
Karen Wong	X
David Kwan	X
Lowell Bennett	X

OppenheimerFunds, Inc. (“Oppenheimer”), located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as sub-adviser to the JNL/Oppenheimer Global Growth Fund and to the JNL/Oppenheimer Growth Fund. As of December 31, 2005, Oppenheimer, including subsidiaries and affiliates, managed in excess of $200 billion in assets, including mutual funds having more than 6 million shareholder accounts. Oppenheimer is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Portfolio Manager Compensation Structure

Compensation of the Portfolio Managers. The Fund’s Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager’s compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers’ and analysts’ interests with the success of the funds and accounts and their investors. The Manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2005 each Portfolio Managers’ compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager’s holding company parent. Senior portfolio managers may also be eligible to participate in the Manager’s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the

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Fund and other funds managed by the Portfolio Managers. The compensation structure of one other fund managed by the Portfolio Managers is different from the compensation structure of the Fund, described above. That fund’s compensation structure is based on the fund’s performance.

The following table reflects information as of December 31, 2005:

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

JNL/Oppenheimer Global Growth Fund

Rajeev Bhaman	Number Of Accounts	Total Assets
registered investment companies:	14	$24,741,847,926
other pooled investment vehicles:	2	$177,678,062
other accounts:	0	$0
accounts w/perf. based advisory fees	1	$144,920,481

JNL/Oppenheimer Growth Fund

David Poiesz	Number Of Accounts	Total Assets
registered investment companies:	4	$4,515,046,030
other pooled investment vehicles:	0	$0
other accounts:	5	$3,550,000

Conflicts of Interest

As indicated above, each of the Portfolio Managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment strategies of the other fund are the same as, or different from, the Fund’s investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund. However, the Manager's compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligations to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the Fund’s Portfolio Managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the Fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the Fund.

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Security Ownership of Portfolio Manager(s)

Portfolio Manager	none	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Rajeev Bhaman	X
David Poiesz	X

PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660 serves as sub-advisor to the Trust portfolios listed below. PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a majority-owned subsidiary of Allianz Global Investors of America L.P., (“AGI LP”) with a minority interest held by PIMCO Partners, LLC. PIMCO Partners, LLC is owned by the current managing directors and executive management of PIMCO. AGI LP was organized as a limited partnership under Delaware law in 1987. AGI LP’s sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, the managing member, which is a Delaware limited liability company and Pacific Life Insurance Company, a California stock life insurance company. The sole member of ADAM U.S. Holding LLC is Allianz Global Investors of America LLC.  Allianz Global Investors of America LLC has two members, Allianz of America, Inc., a Delaware corporation which owns a 99.9% non-managing interest and Allianz Global Investors of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest.  Allianz Global Investors of America Holding Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is wholly owned by Allianz Aktiengesellschaft ("Allianz AG"). Allianz of America, Inc. is wholly-owned by Allianz AG.  Pacific Life Insurance Company, a wholly-owned subsidiary of Pacific Mutual Holding Company. Allianz AG indirectly holds a controlling interest in Allianz Global Investors of America L.P. Allianz AG is a European-based, multinational insurance and financial services holding company.

Portfolio Manager Compensation

PIMCO has adopted a “Total Compensation Plan” for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO’s profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

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Salary and Bonus. Base salaries are determined by considering an individual portfolio manager’s experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria (collectively, the “Bonus Factors”) may be considered when determining the bonus for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
•	Amount and nature of assets managed by the portfolio manager;
•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
•	Contributions to asset retention, gathering and client satisfaction;
•	Contributions to mentoring, coaching and/or supervising; and
•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager. Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan (“Cash Bonus Plan”), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors of America L.P. (“AGI”), and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI’s profit growth and PIMCO’s profit growth. Participation in the Cash Bonus Plan is based upon the Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

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Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Managing Director Compensation Committee, based upon an individual’s overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz AG (“Allianz”). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vested on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing Directors and certain executive management (including Executive Vice Presidents) of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director’s employment with PIMCO.

The following table reflects information as of December 31, 2005:

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

JNL/PIMCO Real Return Fund SSR: leave in but for 497 all PIMCO real return references must be deleted.

John B. Brynjolfsson	Number Of Accounts	Total Assets($MM)
registered investment companies:	19	$36,939.34
other pooled investment vehicles:	16	$2,054.22
other accounts:	42	$9,459.03

JNL/PIMCO Total Return Bond Fund

William H. Gross	Number Of Accounts	Total Assets($MM)

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registered investment companies:	31	$126,804.92
other pooled investment vehicles:	29	$5,771.24
other accounts:	59	$41,584.44

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to- day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by- side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

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Security Ownership of Portfolio Manager(s)

Portfolio Manager	none	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
William H. Gross	X
John B. Brynjolfsson	X

Putnam Investment Management, LLC (“Putnam”), located at One Post Office Square, Boston, Massachusetts 02109, serves as sub-adviser to the JNL/Putnam Equity Fund, the JNL/Putnam Value Equity Fund, and the JNL/Putnam Midcap Growth Fund. Putnam has been managing mutual funds since 1937. Putnam is a subsidiary of Putnam Investments Trust, which is owned by Marsh & McLennan Companies, Inc., a publicly-traded holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.

Putnam’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. Members of the Team are responsible for day-to-day management of funds under their supervision in that they actively contribute their expertise and unique insights to the investment process across the Team's funds. A Chief Investment Officer heads each Investment Management Team. For each fund, a Portfolio Leader and Portfolio Members are assigned to drive the broader Investment Management Team's work. The Portfolio Leader is designated to lead the investment process for a specific fund and has overall accountability for implementation of the Team's work. The Portfolio Leader facilitates and coordinates decision-making, leverages resources and expertise for the fund, and serves as a sounding board in working through investment issues.

Portfolio Manager Compensation Structure

Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund is its broad investment category as determined by Lipper Inc.* The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

•	Consistent performance means being above median over one year.
•	Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.
•	Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

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In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader(s) and Portfolio Member(s), as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* these are the Lipper peer groups for the three JNL funds:

JNL/Putnam Equity Fund – Large-Cap Core Funds

JNL/Putnam Midcap Equity Fund – Mid-Cap Growth Funds

JNL/Putnam Value Equity Fund – Large-Cap Value Funds

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The following table reflects information as of December 31, 2005:

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

JNL/Putnam Equity Fund

James Wiess	Number Of Accounts	Total Assets
registered investment companies:	5	$5,257,700,000
other pooled investment vehicles:	3	$83,400,000
other accounts:	3	$67,100,000

Richard P. Cervone	Number Of Accounts	Total Assets
registered investment companies:	5	$5,257,700,000
other pooled investment vehicles:	3	$83,400,000
other accounts:	3	$67,100,000

JNL/Putnam Midcap Equity Fund

Kevin Divney	Number Of Accounts	Total Assets
registered investment companies:	4	$8,796,100,000
other pooled investment vehicles:	4	$155,800,000
other accounts:	7	$595,200,000

Brian DeChristopher	Number Of Accounts	Total Assets
registered investment companies:	4	$8,796,100,000
other pooled investment vehicles:	4	$155,800,000
other accounts:	7	$595,200,000

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JNL/Putnam Value Equity Fund

Michael J. Abata	Number Of Accounts	Total Assets
registered investment companies:	5	$5,153,700,000
other pooled investment vehicles:	6	$92,300,000
other accounts:	3	$329,400,000

Ronald J. Bukovac	Number Of Accounts	Total Assets
registered investment companies:	4	$2,731,400,000
other pooled investment vehicles:	3	$58,500,000
other accounts:	1	$103,000,000

Conflicts of Interest

Potential conflicts of interest in managing multiple accounts.

Like other investment professionals with multiple clients, the fund’s Portfolio Leader(s) and Portfolio Member(s) may face certain potential conflicts of interest in connection with managing both the fund and the other accounts referenced above. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management has adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).
•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management’s policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures

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with all other accounts.

•

All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•

All trading must be effected through Putnam’s trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.
•

No portfolio manager or team may be guaranteed or specifically allocated any portion of a performance fee. All performance fee revenues are paid and allocated under the same process as other Putnam revenues.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Leader(s) or Portfolio Member(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management’s investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish "pilot" or "incubator" funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund’s Portfolio Leader(s) and Portfolio Member(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Leader(s) and Portfolio Member(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management’s policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation – neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management’s daily block trades to the same extent as client accounts.

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Leader(s) or Portfolio Member(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the

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securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management’s trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management’s trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades could be seen to involve a potential conflict of interest if, for example, one account were permitted to sell a security to another account at a higher price than an independent third party would pay.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account’s objectives or other factors, the Portfolio Leader(s) and Portfolio Member(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Leader(s) or Portfolio Member(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund’s Portfolio Leader(s) and Portfolio Member(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

Security Ownership of Portfolio Manager(s)

Portfolio Manager	none	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
James Wiess	X
Richard P. Cervone	X

Kevin Divney	X

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Brian DeChristopher	X
Michael J. Abata	X
Ronald J. Bukovac	X

Western Asset Management Company (“Western Asset”), located at 385 East Colorado Boulevard, Pasadena, CA 91101, serves as sub-adviser to the JNL/Western High Yield Bond Fund, the JNL/Western Strategic Bond Fund, and the JNL/Western U.S. Government & Quality Bond Fund. Western Asset Management Company ("Western Asset"), established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset were approximately $187 billion as of December 31, 2005. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101.

Western Asset Management Company Limited ("WAMCL"), a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by WAMCL were approximately $61 billion as of December 31, 2005. The address of WAMCL is 10 Exchange Square, Primrose Street, London, England EC2A-2EN.

Portfolio Manager Compensation Structure

Compensation of Portfolio Managers

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation "target" and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional's job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service,

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business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

As of December 31, 2005, in addition to the Fund, the Portfolio Manager(s) were responsible for the day-to-day management of certain other accounts, as follows:

JNL/Western Brothers High Yield Bond Fund

S. Kenneth Leech

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	36	23,661,545,735	0	0
Other pooled investment vehicles	19	19,795,303,572	0	0
Other accounts	740	205,776,184,176	77	20,675,562,028

Stephen A. Walsh

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	36	23,661,545,735	0	0
Other pooled investment vehicles	19	19,795,303,572	0	0
Other accounts	740	205,776,184,176	77	20,675,562,028

Michael C. Buchanan

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Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	3	$743,675,226	0	0
Other pooled investment vehicles	2	$2,133,931,956	0	0
Other accounts	10	$1,405,273,133	0	0

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Timothy J. Settel

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0	0

Ian R. Edmonds

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	0	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	1	$46,053,223	0	0

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

JNL/Western Brothers Strategic Bond Fund

S. Kenneth Leech

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Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	36	23,661,545,735	0	0
Other pooled investment vehicles	19	19,795,303,572	0	0
Other accounts	740	205,776,184,176	77	20,675,562,028

Stephen A. Walsh

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	36	23,661,545,735	0	0
Other pooled investment vehicles	19	19,795,303,572	0	0
Other accounts	740	205,776,184,176	77	20,675,562,028

Keith J. Gardner

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	0	0	0	0
Other pooled investment vehicles	2	2,093,921,140	0	0
Other accounts	3	212,997,838	1	$12,328,597

Michael C. Buchanan

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based

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Registered Investment Companies	3	$743,675,226	0	0
Other pooled investment vehicles	2	$2,133,931,956	0	0
Other accounts	10	$1,405,273,133	0	0

Detlev S. Schlichter

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	2	$119,005,364	0	0
Other pooled investment vehicles	3	$306,464,095	0	0
Other accounts	62	$18,625,269,216	21	$5,167,949,518

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

JNL/Western U.S. Government & Quality Bond Fund

S. Kenneth Leech

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	36	23,661,545,735	0	0
Other pooled investment vehicles	19	19,795,303,572	0	0
Other accounts	740	205,776,184,176	77	20,675,562,028

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Stephen A. Walsh

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	36	23,661,545,735	0	0
Other pooled investment vehicles	19	19,795,303,572	0	0
Other accounts	740	205,776,184,176	77	20,675,562,028

Edward A. Moody

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	3	633,716,838	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	109	20,218,156,228	11	3,027,749,985

Carl L. Eichstaedt

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	6	1,433,550,976	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	87	20,560,792,871	3	931,390,787

Mark Lindbloom

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Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Registered Investment Companies	0	0	0	0
Other pooled investment vehicles	0	0	0	0
Other accounts	0	0	0

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech and Mr. Walsh are involved in the management of all the Firm's portfolios, but they are not solely responsible for particular portfolios. Western's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the Firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of

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portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Security Ownership of Portfolio Manager(s)

The portfolio managers for the Funds sub-advised by SBAM did not hold any shares in the JNL funds as of the Funds' fiscal year ends.

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Portfolio Manager	None	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
S. Kenneth Leech	X
Stephen A. Walsh	X
Michael C. Buchanan	X
Timothy J. Settel	X
Ian R. Edmonds	X
Keith J. Gardner	X
Detlev S. Schlichter	X
Edward A. Moody	X
Carl L. Eichstaedt	X
Mark Lindbloom	X

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), located at 55 Water Street, New York, New York 10041, serves as sub-adviser to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund, and JNL/S&P Retirement 2025 Fund. SPIAS was established in 1995 to provide investment advice to the financial community. SPIAS is a subsidiary of The McGraw-Hill Companies, Inc. (“McGraw-Hill”), a publicly traded company with interests in publishing, financial information and financial services. SPIAS is affiliated with Standard & Poor’s (“S&P”), a division of McGraw-Hill. S&P is a provider of independent financial information, analytical services, and credit ratings to the global market place. In addition to SPIAS, S&P operates several affiliates that engage in other separate business activities, including a registered broker-dealer. S&P’s other businesses are conducted separately and are subject to firewall restrictions. SPIAS operates independently of and has no access to analysis or other information supplied or obtained by S&P in connection with its ratings business, except to the extent such information is made available by S&P to the general public.

Portfolio Manager Compensation Structure

Joshua Harari and Peter Tsui’s compensation is a combination of salary and bonus. Bonuses are based on the overall profits of the Investment Services division of Standard & Poor’s, of which SPIAS is a part. David Braverman’s compensation can vary based on his achievement of various business management objectives. The performance of the accounts he manages is one of many objectives that are considered in his overall evaluation that determines his merit increase and bonus.

The following table reflects information as of December 31, 2005:

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

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David Braverman*	Number Of Accounts	Approximate Total Assets
Registered investment companies:	0	$0
Other pooled investment vehicles:	2	$10 billion
Other accounts:	2	$86 million

* In addition to acting as a co-portfolio manager on the JNL Series Trust and as supervisor of the SPIAS analytical group, Mr. Braverman is the primary manager on the above accounts.

Joshua Harari & Peter Tsui (co-managers)	Number Of Accounts	Approximate Total Assets
Registered investment companies:	0	$0
Other pooled investment vehicles:	1	$237 million
Other accounts:	9	Not Available

Conflicts of Interest

The portfolio managers manage multiple accounts and there are potential conflicts of interest. The portfolio managers are required to sign the Standard & Poor’s Investment Advisory Services LLC Code of Ethics. The Code addresses conflict situations, most specifically in terms of personal trading policies, but also in general provisions that our advice to our clients must not be affected by conflicts of interest.

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Security Ownership of Portfolio Manager(s)

Portfolio Manager	none	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
David Braverman	X
Joshua Harari	X
Peter Tsui	X

T. Rowe Price Associates, Inc. (“T. Rowe”), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as sub-adviser to the JNL/T. Rowe Price Established Growth Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, and the JNL/T. Rowe Price Value Fund. T. Rowe was founded in 1937 by the late Thomas Rowe Price, Jr., and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

Portfolio Manager Compensation Structure

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, portfolio managers will also have the opportunity to participate in venture capital partnerships. Compensation is variable and is determined based on the following factors:

Investment performance over one-, three-, five-, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500) and an applicable Lipper index (ex. Large-Cap Growth), though other benchmarks may be used as well. Investment results are also compared to comparably managed funds of competitive investment management firms. Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. Compensation is viewed with a long- term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.

Contribution to our overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

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This compensation structure is used for all portfolios managed by the portfolio manager.

The following table reflects information as of December 31, 2005:

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

JNL/T. Rowe Price Established Growth Fund
Robert Smith	Number of Accounts*	Total Assets*
• registered investment companies:	10	$15,502.0 million
• other pooled investment vehicles:	0	$0
• other accounts:	4	$254.8 million

JNL/T. Rowe Price Mid-Cap Growth Fund

Brian Berghuis	Number of Accounts*	Total Assets*
• registered investment companies:	7	$18,948.5 million
• other pooled investment vehicles:	2	$311.2 million
• other accounts:	4	$290.0 million

Donald Peters	Number of Accounts*	Total Assets*
• registered investment companies:	13	$2,880.7 million
• other pooled investment vehicles:	0	$0
• other accounts:	30	$1,784.7 million

JNL/T. Rowe Price Value Fund

John Linehan	Number of Accounts*	Total Assets*
• registered investment companies:	4	$4,094.5 million
• other pooled investment vehicles:	3	$466.9 million
• other accounts:	13	$1,196.1 million

*Please note the information above does not include any of the funds for which T. Rowe Price serves as sub-adviser for JNL. Total assets are based on T. Rowe Price internal records as of December 31, 2005.

Conflicts of Interest

T. Rowe is not aware of any material conflicts of interest that may arise in connection with the Portfolio Manager's management of the Fund's investments and the investments of the other account(s).

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), and commingled trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the

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managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation Structure” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

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Securities Ownership of Portfolio Managers

Portfolio Manager	none	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Robert W. Smith	X
Brian Berghuis	X
Donald Peters	X
John Linehan	X

Wellington Management Company, LLP (“Wellington Management”), with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as sub-adviser to the JNL/Select Balanced Fund, JNL/Select Global Growth Fund, JNL/Select Large Cap Growth Fund, JNL/Select Money Market Fund and JNL/Select Value Fund. Wellington Management is a Massachusetts limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2005, Wellington Management had investment management authority with respect to approximately $521 billion in assets.

Portfolio Manager Compensation Structure

Each Fund pays Wellington Management a fee based on the assets under management of the Fund as set forth in an Investment Sub-Advisory Agreement between Wellington Management and Jackson National Asset Management, LLC with respect to the Funds. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds. The following information relates to the fiscal year ended December 31, 2005.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of its investment professionals primarily responsible for the day-to-day management of each Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for all other Investment Professionals are determined by the Investment Professional’s experience and performance in their respective roles. Base salaries for employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional’s business manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the relevant Fund and generally each other portfolio managed by such Investment Professional. Each equity Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax

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performance of the relevant Fund compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other portfolios managed by these Investment Professionals, including portfolios with performance fees. Each fixed income Investment Professional’s incentive payment on the relevant Fund is based solely on the revenues earned by Wellington Management on the Fund, with no specific link to performance. Portfolio-based incentives across all portfolios managed by an Investment Professional can, and typically do, represent a significant portion of an Investment Professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan the contribution to which are made pursuant to an actuarial formula, as a partner of the firm. Messrs. Boselli, Bousa, Keogh, Ryan and Shilling are all partners of the firm.

Wellington Management’s incentive payments to its Investment Professionals are based on comparisons of each Investment Professional’s performance relative to the following benchmark and/or relevant peer group:

Fund	Incentive Benchmark(s) / Peer Groups for Incentive Period
JNL/Select Balanced Fund (equity portion)	Russell 1000 Value Index

JNL/Select Global Growth Fund	MSCI World Index

JNL/Select Large Cap Growth Fund	Russell 1000 Growth Index

JNL/Select Value Fund	Russell 1000 Value Index

The following table reflects information as of December 31, 2005:

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

JNL/Select Balanced Fund

Edward P. Bousa	Number Of Accounts	Total Assets ($ mil)*
registered investment companies:	5	$35,428.3
other pooled investment vehicles:	3	$211.7
other accounts:	19	$749.2

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John C. Keogh	Number Of Accounts	Total Assets ($ mil)*
registered investment companies:	4	$4,906.2
other pooled investment vehicles:	0	$0
other accounts:	32	$2,550.3

Christopher L. Gootkind	Number Of Accounts	Total Assets ($ mil)*
registered investment companies:	4	$4,906.2
other pooled investment vehicles:	0	$0
other accounts:	6	$2.2

JNL/Select Global Growth Fund

Jean-Marc Berteaux	Number Of Accounts	Total Assets ($ mil)*
registered investment companies:	15	$4,518.9
other pooled investment vehicles:	16	$3,128.0
other accounts:	23	$3,433.7

Matthew D. Hudson	Number Of Accounts	Total Assets ($ mil)*
registered investment companies:	15	$4,518.9
other pooled investment vehicles:	16	$3,128.0
other accounts:	29	$3,435.0

Andrew S. Offitt	Number Of Accounts	Total Assets ($ mil)*
registered investment companies:	15	$4,518.9
other pooled investment vehicles:	16	$3,128.0
other accounts:	33	$3,443.4

JNL/Select Large Cap Growth Fund

John A. Boselli	Number Of Accounts	Total Assets ($ mil)*
registered investment companies:	9	$2,762.9
other pooled investment vehicles:	9	$1,434.9
other accounts:	39	$6,580.5

Andrew J. Shilling	Number Of Accounts	Total Assets ($ mil)*
registered investment companies:	9	$2,977.8
other pooled investment vehicles:	9	$1,532.2
other accounts:	54	$7,725.7

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JNL/Select Value Fund

Karen H. Grimes	Number Of Accounts	Total Assets ($ mil)*
registered investment companies:	1	$93.4
other pooled investment vehicles:	1	$1.6
other accounts:	11	$1.2

John R. Ryan	Number Of Accounts	Total Assets ($ mil)*
registered investment companies:	11	$9,950.8
other pooled investment vehicles:	3	$41.4
other accounts:	44	$3,075.2

•	Assets are rounded to the nearest one hundred thousand dollars.

Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. Each Fund’s Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each portfolio, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington Management. Because incentive payments are tied to revenues earned by Wellington Management, and where noted, to the performance achieved by the manager in each account, the incentives associated with any given Fund may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the investment professionals may hold shares or investments in other pooled investment vehicles and/or other accounts identified in the table above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and

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procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on Investment Professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s Investment Professionals. Although Wellington Management does not track the time an Investment Professional spends on a single portfolio, Wellington Management does periodically assess whether an Investment Professional has adequate time and resources to effectively manage the Investment Professional’s various client mandates.

Security Ownership of Portfolio Manager(s)

Portfolio Manager	none	$1-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	over $1,000,000
Edward P. Bousa	X
John C. Keogh	X
Christopher L.Gootkind	X
Jean-Marc Berteaux	X
Matthew D. Hudson	X
Andrew S. Offit	X
John A. Boselli	X
Andrew J. Shilling	X
Karen H. Grimes	X
John R. Ryan	X

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As compensation for their services, the sub-advisers receive fees from the Adviser computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the net assets of such Fund, and is calculated based on the average net assets of the Fund (excluding, in the case of those Funds sub-advised by Eagle, net assets of the Funds representing capital contributed by Jackson National Life Insurance Company).

The following is a schedule of the management fees the Adviser currently is obligated to pay the sub-advisers out of the advisory fees it receives from the Funds as described elsewhere in this SAI and the Prospectus:

FUND	ASSETS	FEES
JNL/AIM Large Cap Growth Fund	$0 to $300 million Over $300 million	.45% .40%
JNL/AIM Real Estate Fund	$0 to $50 million Over $50 million	.50% .45%
JNL/AIM Small Cap Growth Fund	$0 to $250 million....................................... Over $250 million.......................................	.65% .60%
JNL/Alger Growth Fund	$0 to $300 million $300 million to $500 million Over $500 million	.45% .40% .35%
JNL/Eagle Core Equity Fund	$0 to $50 million $50 million to $300 million Over $300 million	.45% .40% .30%
JNL/Eagle SmallCap Equity Fund	$0 to $150 million $150 million to $500 million Over $500 million	.50% .45% .40%
JNL/Franklin Templeton Income Fund	$0 to $50 million $50 million to $200 million $200 million to $500 million Over $500 million	.625% .465% .375% .350%
JNL/Franklin Templeton Small Cap Value Fund	$0 to $200 million...................................... $200 million to $500 million................................... Over $500 million......................................	.60% .52% .50%
JNL/FMR Balanced Fund	$0 to $250 million $250 million to $750 million Over $750 million	.45% .40% .35%
JNL/FMR Mid-Cap Equity Fund	$0 to $250 million $250 million to $750 million Over $750 million	.45% .40% .35%
JNL/Goldman Sachs Mid Cap Value Fund..............................	$0 to $100 million...................................... Over $100 million......................................	.50% .45%
JNL/Goldman Sachs Short Duration Bond Fund	$0 to $100 million $100 million to $250 million $250 million to $500 million Over $500 million	.20% .17% .15% .12%
JNL/JPMorgan International Equity Fund................................ (formerly JNL/Putnam International Equity Fund)	$0 to $50 million $50 million to $200 million $200 million to $500 million Over $500 million	.50% .45% .40% .35%

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JNL/JPMorgan International Value Fund	$0 to $50 million $50 million to $200 million $200 million to $500 million Over $500 million	.50% .45% .40% .35%
JNL/Lazard Mid Cap Value Fund	$0 to $100 million $100 million to $250 million Over $250 million	.50% .45% .40%
JNL/Lazard Emerging Markets Fund	$0 to $50 million $50 million to $100 million..................................... $100 million to $250 million................................... Over $250 million	.75% .70% .65% .60%
JNL/Lazard Small Cap Value Fund	$0 to $500 million Over $500 million	.50% .45%
JNL/ Mellon Capital Management S&P 500 Index Fund	First $50 million.................... Next $50 million................... $100 million to $750 million............... Over $750 million..................	.12% .06% .03% .015%
JNL/ Mellon Capital Management S&P 400 MidCap Index Fund	First $50 million.................... Next $50 million................... $100 million to $750 million............... Over $750 million..................	.12% .06% .03% .015%
JNL/ Mellon Capital Management Small Cap Index Fund	First $50 million.................... Next $50 million................... $100 million to $750 million............... Over $750 million..................	.12% .06% .03% .015%
JNL/Mellon Capital Management International Index Fund	First $50 million.................... Next $50 million................... $100 million to $750 million............... Over $750 million..................	.12% .06% .03% .015%
JNL/Mellon Capital Management Bond Index Fund	First $50 million.................... Next $50 million................... $100 million to $750 million............... Over $750 million..................	.12% .06% .03% .015%
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund	$0 to $50 million Over $50 million	.25% .20%
JNL/Oppenheimer Global Growth Fund...............................	$0 to $350 million...................................... $350 million to $800 million................................... Over $800 million......................................	.35% .30% .25%
JNL/Oppenheimer Growth Fund.........	$0 to $100 million............................... $100 million to $250 million.................. Over $250 million...............................	.40% .35% .30%
JNL/PIMCO Real Return Fund	all assets	.25%
JNL/PIMCO Total Return Bond Fund	all assets	.25%
JNL/Putnam Equity Fund	$0 to $150 million $150 million to $300 million Over $300 million	.475% .40% .325%
JNL/Putnam Value Equity Fund	$0 to $150 million $150 million to $300 million Over $300 million	.475% .40% .325%

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JNL/Putnam Midcap Growth Fund	$0 to $250 million Over $250 million	.50% .45%
JNL/Western High Yield Bond Fund	$0 to $50 million $50 million to $100 million Over $100 million	.35% .30% .25%
JNL/Western Strategic Bond Fund	$0 to $50 million $50 million to $150 million $150 million to $500 million Over $500 million	.375% .35% .30% .25%
JNL/Western U.S. Government & Quality Bond Fund	$0 to $150 million $150 million to $300 million $300 million to $500 million Over $500 million	.225% .175% .15% .10%
JNL/Select Balanced Fund	$0 to $200 million $200 million to $400 million Over $400 million	.27% .25% .23%
JNL/Select Global Growth Fund	$0 to $100 million $100 million to $450 million Over $450 million	.50% .40% .35%
JNL/Select Large Cap Growth Fund	$0 to $100 million $100 million to $450 million Over $450 million	.45% .40% .35%
JNL/Select Money Market Fund.........	$0 to $750 Million .................. Over $750 Million ..................	.05%*** .04%***
JNL/Select Value Fund...........................................	$0 to $50 million Over $50 million	.40% .30%
JNL/T. Rowe Price Established Growth Fund	$0 to $250 million $250 million to $500 million Over $500 million.....................................	0.40% 0.375% 0.35%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $20 million $20 million to $50 million $50 million to $200 million Above $200 million.....................................	0.60% 0.50% 0.50% 0.50%**
JNL/T. Rowe Price Value Fund	$0 to $250 million $250 million to $500 million Over $500 million.....................................	0.40% 0.375% 0.35%
JNL/S&P Managed Growth Fund*	$0 to $1.3 billion Next $1.2 billion Over $2.5 billion	.07% .05% .04%
JNL/S&P Managed Conservative Fund*	$0 to $1.3 billion Next $1.2 billion Over $2.5 billion	.07% .05% .04%
JNL/S&P Managed Moderate Growth Fund*	$0 to $1.3 billion Next $1.2 billion Over $2.5 billion	.07% .05% .04%
JNL/S&P Managed Moderate Fund*	$0 to $1.3 billion Next $1.2 billion Over $2.5 billion	.07% .05% .04%
JNL/S&P Managed Aggressive Growth Fund*	$0 to $1.3 billion Next $1.2 billion Over $2.5 billion	.07% .05% .04%

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JNL/S&P Retirement Income Fund*	$0 to $1.3 billion Next $1.2 billion Over $2.5 billion	.07% .05% .04%
JNL/S&P Retirement 2015 Fund*	$0 to $1.3 billion Next $1.2 billion Over $2.5 billion	.07% .05% .04%
JNL/S&P Retirement 2020 Fund*	$0 to $1.3 billion Next $1.2 billion Over $2.5 billion	.07% .05% .04%
JNL/S&P Retirement 2025 Fund*	$0 to $1.3 billion Next $1.2 billion Over $2.5 billion	.07% .05% .04%

*Assets for these funds are aggregated in calculating the sub-advisory fee.

** When average net assets exceed this amount, the sub-advisory fee asterisked is applicable to all amounts in this Fund.

*** The assets of the JNL/Select Money Market Fund of JNL Series Trust and the assets of the JNL Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.

The sub-advisory fees payable by the Adviser to a sub-adviser may be reduced as agreed to by the parties from time to time. Effective June 1, 2001, T. Rowe Price Associates, Inc. agreed to waive compensation due to it under the Investment Sub-Advisory Agreement to the extent necessary to reduce its effective monthly sub-advisory fees for the Fund by certain percentages.

With respect to the JNL/Western Strategic Bond Fund and in connection with the sub-sub-advisory agreement with Western Asset Management Company Limited ("WAMCL"), Western Asset Management Company pays WAMCL.

Subject to the supervision of the Adviser and the Trustees pursuant to investment sub-advisory agreements entered into between the Adviser and each of the sub-advisers, the sub-advisers invest and reinvest the Fund’s assets consistent with the Fund’s respective investment objectives and policies. Each investment sub-advisory agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund and by the shareholders of the affected Fund or the Board of Trustees. A sub-advisory agreement may be terminated at any time upon 60 days notice by either party or under certain sub-advisory agreements, upon 60 days’ notice of the Trust and the Adviser and 90 days’ notice of the sub-adviser, or by a majority vote of the outstanding shares of the Fund to which such agreement relates, and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Fund. Additional Funds may be subject to a different agreement. Except with respect to the Funds sub-advised by SPIAS, sub-advisers are responsible for compliance with or have agreed to use their best efforts to manage the Fund to comply with the provisions of Section 817(h) of the Internal Revenue Code, applicable to each Fund (relating to the diversification requirements applicable to investments in underlying variable annuity contracts). With respect to the Funds sub-advised by SPIAS, the Adviser and the sub-adviser jointly are responsible for compliance of the Funds with Section 817(h).

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The JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund, JNL/Mellon Capital Management S&P 500 Index Fund, and JNL/Mellon Capital Management S&P 400 MidCap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Funds or any member of public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the S&P 500 Index or the S&P MidCap 400 Index to track general stock market performance. S&P's only relationship to the Funds is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and the S&P MidCap 400 Index which are determined, composed and calculated by S&P without regard to the Funds. S&P has no obligation to take the needs of the owners of the Funds into consideration in determining, composing or calculating the S&P 500 Index or the S&P MidCap 400 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Funds or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR THE S&P MIDCAP 400 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Administrative Fee. Each Fund, except the JNL/Lazard Emerging Market Fund, the JNL/Mellon Capital Management International Index Fund, the JNL/Select Global Growth Fund, the JNL/JPMorgan International Value Fund, the JNL/Oppenheimer Global Growth Fund, the JNL/JPMorgan International Equity Fund and each of the JNL/S&P Funds, pay to the JNAM L.L.C. (the Administrator) an Administrative Fee of 0.10% of the average daily net assets of the Fund. Each of the JNL/Lazard Emerging Markets Fund, JNL/Mellon Capital Management International Index Fund, the JNL/Select Global Growth Fund, the JNL/JPMorgan International Value Fund, the JNL/Oppenheimer Global Growth Fund and the JNL/JPMorgan International Equity Fund pays an Administrative Fee of 0.15%. The JNL/S&P Funds pay an Administrative Fee of 0.05%. In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges for legal, audit, fund accounting, custody, printing

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and mailing, and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance and the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees. The fees paid by the Fund to the Administrator for the fiscal year ended December 31, 2003, December 31, 2004 and December 31, 2005, were $5,453,968.00, $8,059,418.98 and $10,078,999.53, respectively.

Custodian and Transfer Agent. The custodian has custody of all securities and cash of the Trust maintained in the United States and attend to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

Mellon Trust of New England, N.A. (formerly, Boston Safe Deposit and Trust Company), One Boston Place, Boston, Massachusetts 02108, acts as custodian for all of the Funds except the following Funds, for which the Trust acts as custodian: JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P Retirement Income Fund, JNL/S&P Retirement 2015 Fund, JNL/S&P Retirement 2020 Fund and JNL/S&P Retirement 2025 Fund. The custodian is an affiliate of Mellon Capital Management Corporation.

JNAM L.L.C. is the transfer agent and dividend-paying agent for each Fund of the Trust.

The Distributor. Jackson National Life Distributors, Inc. (the "Distributors" or "JNLD"), 8055 E. Tufts Avenue, Denver, Colorado 80237 is the distributor of the shares of the Trust. JNLD is a wholly owned subsidiary of Jackson National Life Insurance Company, which is in turn wholly owned by Prudential plc, a publicly traded life insurance company in the United Kingdom. The Distribution Agreement was approved by the Board of Trustees on August 31, 2005.

The Distributor also has the following relationships with the sub-advisers and their affiliates. The Distributor receives payments from certain of the sub-advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the sub-adviser’s participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the sub-advisers and receives selling and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (the "Contracts") issued by Jackson National Life Insurance Company and its subsidiary Jackson National Life Insurance Company of New York. Raymond James Financial Services, a

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brokerage affiliate of the sub-adviser to the JNL/Eagle Funds, participates in the sale of Contracts and is compensated by JNLD for its activities. The compensation consists of commissions, trail commissions, and other compensation or promotional incentives as described in the prospectus or statement of additional information for the Contracts.

Distribution Plan. On September 25, 2003, the Board of Trustees of the Trust, including all of the Independent Trustees, approved an Amended Plan pursuant to Rule 12b-1 (“the Amended Plan”) with respect to the Class A shares and the Class B shares of each Fund (other than the JNL/S&P Funds). For purposes of this section of the SAI only, the Funds covered by the Amended Plan are referred to as the "Funds".) Also at that meeting, the Board, including all of the Independent Trustees, approved an amendment to the Trust’s existing Distribution Agreement with JNLD, dated December 12, 2002. The Amendment to the Distribution Agreement reflects the provisions of the Amended Plan establishing new Classes of shares and authorizing the Rule 12b-1 fee with respect to Class A shares. Effective December 15, 2003, after approval of the Amended Plan at a shareholders meeting held on December 1, 2003, the then-existing shareholders of each Fund became the Class A shareholders of that Fund.

On November 23, 2004, the Board of Trustees of the Trust approved an amendment to the Amended Plan and an amendment to the Trust’s existing Distribution Agreement. The amendments approved on November 23, 2004 did not require a shareholder vote. These amendments terminated the provisions of the Amended Plan and the Distribution Agreement permitting the use of amounts recaptured from portfolio brokerage commissions to promote the sale and distribution of Trust shares through the sale of variable insurance products funded by the Trust. The Board of Trustees approved the amendments to implement amendments to Rule 12b-1 under the 1940 Act. As a result of the amendments to the Amended Plan and the Distribution Agreement, effective December 13, 2004, Class B shares will no longer be subject to Rule 12b-1 expenses.

Currently, under the Amended Plan, each Fund will accrue daily and pay quarterly to JNLD a Rule 12b-1 fee at a maximum annual rate of 0.20% of the average daily net assets attributable to the Class A shares of the Fund. To the extent consistent with the Amended Plan and applicable law, JNLD may use the Rule 12b-1 fees to reimburse itself or compensate broker-dealers, administrators, or others for providing distribution, administrative, or other services. The types of services and expenses that may be reimbursed or compensated by the Rule 12b-1 fee pursuant to the Amended Plan include, but are not limited to, the following:

•

Developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Companies or the Funds, including materials intended for use by Jackson National Life and its affiliates, or for broker-dealer only use or retail use.

•	Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of shares of the Companies or the Funds.

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•	Payment of servicing fees requested by broker-dealers or other financial intermediaries who sell Variable Contracts that offer the Funds.

•

Obtaining information and providing explanations to Variable Contract owners regarding the Funds’ investment objectives and policies and other information about the Companies and the Funds, including the performance of the Funds.

•	Training sales personnel regarding the sale of Variable Contracts that relate to the Funds offered in those Variable Contracts.

•	Financing any other activity that the Companies’ Board determines are primarily intended directly or indirectly to result in the servicing or sale of Fund shares.

The Plan provides (1) that it is subject to annual approval of continuance by the Trustees and the disinterested Trustees; (2) that the Distributor must provide the Trustees with a quarterly written report of payments made under the Plan and the purpose of the payments and (3) that the Plan may be terminated at any time by the vote of a majority of the disinterested Trustees. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the disinterested Trustees. The Plan was last approved on August 31, 2005.

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Fund Transactions and Brokerage. Pursuant to the Sub-Advisory Agreements, the sub-advisers (except for SPIAS) are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the sub-advisers may place portfolio securities orders with broker-dealers selected in their discretion. The sub-advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results for the Trust (“best execution”), and each sub-adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities, over-the-counter equities, and certain derivative instruments) or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds’ transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the sub-adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

In selecting broker-dealers through which to effect transactions, each sub-adviser gives consideration to a number of factors described in its policy and procedures. The sub-advisers’ policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission, if any, the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. Consideration of these factors by a sub-adviser, either in terms of a particular transaction or the sub-adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Sub-Advisory Agreements, and subject to best execution, the sub-advisers also expressly are permitted to give consideration to the value and quality of any "brokerage and research services" (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended), including securities research, statistical, quotation, or valuation services provided to the sub-adviser by the broker-dealer. In placing a purchase or sale order, a sub-adviser may use a broker-dealer whose commission in effecting the transaction is higher than that another broker-dealer might have charged for the same transaction if the sub-adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of

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the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the sub-adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the sub-adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. Research services provided by broker-dealers through which the sub-adviser effects Fund transactions may be used by the sub-adviser in serving any or all of its accounts, and not all such services may be used by the sub-adviser in connection with the sub-advisers’ services to the Trust.

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a sub-adviser in addition to selling the securities to the Fund or other advisory clients of the sub-adviser.

Fund	Gross Dollar Value of Purchases/Sales Directed to Research Providers	Dollar Amount of Commissions Directed to Research Providers
JNL/AIM Large Cap Growth Fund	$441,789,294	$453,704
JNL/AIM Real Estate Fund	50,013,075	70,294
JNL/AIM Small Cap Growth Fund	31,870,294	83,941
JNL/Alger Growth Fund	59,157,084.09	103,130
JNL/Eagle Core Equity Fund	603,466,904.24	648,570.74
JNL/Eagle SmallCap Equity Fund	168,259,392.30	390,786.39
JNL/FMR Balanced Fund	86,395	6,208
JNL/FMR Capital Growth Fund	735,867	52,150
JNL/Franklin Templeton Small Cap Value Fund	4,908,451	9,355
JNL/Goldman Sachs Mid Cap Value Fund	18,814,971	22,188
JNL/JPMorgan International Equity Fund	92,305,003.52	54,526.87
JNL/JPMorgan International Value Fund	317,867,799.09	459,070.88
JNL/Lazard Mid Cap Value Fund	6,017,673.90	9,064
JNL/Lazard Small Cap Value Fund	431,984.68	1,076
JNL/Oppenheimer Global Growth Fund	62,521,345	23,888

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JNL/Oppenheimer Growth Fund	17,948,895	4,569
JNL/Putnam Equity Fund	81,335,964.40	79,307.97
JNL/Putnam International Equity Fund	33,551,917.09	52,233.18
JNL/Putnam Midcap Growth Fund	13,664,737.57	12,679.08
JNL/Putnam Value Equity Fund	82,920,703.76	65,137.80
JNL/Select Balanced Fund*	4,342,435	4,413
JNL/Select Global Growth Fund*	46,708,807	71,327
JNL/Select Large Cap Growth Fund*	9,504,986	7,381
JNL/Select Value Fund*	5,199,349	6,832
JNL/T. Rowe Price Established Growth Fund	184,833,967	196,231
JNL/T. Rowe Price Mid-Cap Growth Fund	133,523,927	168,789
JNL/T. Rowe Price Value Fund	130,357,360	183,445

* Wellington Management never directs a trade solely because a broker provides third-party research. The primary aim in the execution of every trade is best price and execution. However, on some occasions, best price and execution may be achievable with a broker who provides third-party research. Wellington does not allocate research/soft dollars at the trade level. Soft dollar trades are not identified as such on the individual trade level, but rather are part of a firm wide negotiated arrangement with each broker. This amount does not does not include commissions related to proprietary research provided by brokers on a bundled basis.

Pursuant to the Trust’s Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct Jackson National Asset Management, LLC, (“JNAM”), in its capacity as the Trust's investment adviser, and each of the sub-advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds (each a "Sub-Adviser"), acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and Sub-Advisers, may not take into account the broker-dealers’ promotion or sale of variable contracts that invest in Fund shares. The Trust, JNAM, the Sub-Advisers and Jackson National Life Distributors, Inc., the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust’s portfolio transactions effected through any other broker-dealer.

From time to time the Board of Trustees will review whether the sub-adviser's recapture for the benefit of the Funds of some portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board of Trustees intend to

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continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

Portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser or a sub-adviser, if, in the sub-adviser's judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. In the case of the JNL/Alger Growth Fund, it is Alger’s policy to effect most agency transactions for the Fund through its affiliated broker-dealer. All transactions with affiliated broker-dealers must comply with Rule 17e-1 under the 1940 Act, and are reported to and reviewed by the Trustees on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, sub-advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the sub-adviser is a member. All such transactions are reported to and reviewed by the Trustees on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, sub-advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the sub-adviser. All such transactions are reported to and reviewed by the Trustees on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a sub-adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they are effected only when the Adviser or the sub-adviser believes that to do so is in the interest of the Fund and the other accounts participating. When such concurrent authorizations occur the executions will be allocated in an equitable manner.

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During the past three fiscal years, the Funds paid the following amounts in brokerage commissions for portfolio transactions:

	Fiscal year ended December 31, 2005	Fiscal year ended December 31, 2004	Fiscal year ended December 31, 2003
JNL/AIM Large Cap Growth Fund	$627,983	$348,228	$85,266
JNL/AIM Small Cap Growth Fund	70,841	116,343	58,378
JNL/AIM Premier Equity II Fund	0	0	35,281
JNL/AIM Real Estate Fund	123,617
JNL/Alger Growth Fund	1,454,143	1,372,999	1,196,609
JNL/Alliance Capital Growth Fund	0	299,999	186,194
JNL/Eagle Core Equity Fund	716,974	718,456	472,162
JNL/Eagle SmallCap Equity Fund	406,944	385,321	309,354
JNL/FMR Balanced Fund	125,412	232,136	90,064
JNL/FMR Mid-Cap Equity Fund (formerly, JNL/FMR Capital Growth Fund)	859,240	713,698	135,248
JNL/Franklin Templeton Small Cap Value Fund	34,823	0	0
JNL/Goldman Sachs Mid Cap Value Fund	88,635	0	0
JNL/JPMorgan International Value Fund	499,885	187,493	60,962
JNL/Janus Growth & Income Fund	0	0	16,695
JNL/Lazard Mid Cap Value Fund	459,513	507,210	347,609
JNL/Lazard Small Cap Value Fund	690,525	793,254	417,319
JNL/Mellon Capital Management S&P 500 Index Fund	38,188	63,324	46,885
JNL/Mellon Capital Management S&P 400 MidCap Index Fund	22,872	62,546	34,217
JNL/Mellon Capital Management Small Cap Index Fund	74,805	109,650	41,566
JNL/Mellon Capital Management International Index Fund	173,996	145,048	56,191
JNL/Mellon Capital Management Bond Index Fund	0	390	700
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund	40,572	94,447	111,830
JNL/Oppenheimer Global Growth Fund	203,203	169,188	137,743
JNL/Oppenheimer Growth Fund	33,025	65,465	64,603
JNL/PIMCO Total Return Bond Fund	57,872	63,268	54,169
JNL/Select Balanced Fund	131,506	522,617	99,864
JNL/Western High Yield Bond Fund (formerly, JNL/Salomon Brothers High Yield Bond Fund)	0	6,745	0
JNL/Select Money Market Fund	0	0	0
JNL/Select Value Fund	147,234	415,547	34,521
JNL/Putnam Equity Fund	389,124	378,843	339,679
JNL/JPMorgan International Equity Fund	192,523	207,066	228,701
JNL/Putnam Midcap Growth Fund	53,333	84,447	77,546

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JNL/Putnam Value Equity Fund	270,642	315,585	499,974
JNL/Western Strategic Bond Fund (formerly, JNL/Salomon Brothers Strategic Bond Fund)	12,473	17,312	2,610
JNL/Western U.S. Government and Quality Bond Fund (formerly, JNL/Salomon Borthers U.S. Government and Quality Bond Fund)	26,483	35,210	43,752
JNL/Select Large Cap Growth Fund	265,717	819,162	470,723
JNL/Select Global Growth Fund	1,185,066	1,589,085	760,203
JNL/T. Rowe Price Established Growth Fund	640,705	591,438	450,652
JNL/T. Rowe Price Mid-Cap Growth Fund	349,367	531,037	429,855
JNL/T. Rowe Price Value Fund	329,523	415,518	376,188

During the past three fiscal years, the Funds paid the following amounts in brokerage commissions to affiliated broker-dealers:

Name of Broker/Dealer	Period Ended December 31, 2005	Period Ended December 31, 2004	Period Ended December 31, 2003
Fred Alger & Co., Inc.	$850,321	$732,469	$851,622
Raymond James & Associates Inc.	0	135	0
Citigroup Global Markets Inc.	693,782	0	0
CIBC World Markets Corp.	0	1,590	0
OppenheimerFunds Distributor, Inc.	603	0	1,493
Curian Clearing, Division of ICA	0	10,471	67,033
Fidelity National Capital Investors Inc.	8,620	18,588	0
J.P. Morgan Securities, Inc.	5,021	400	0
Chase Investment Services Corp.	2,583	0	0

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Dresdner Kleinwort Benson North America	4,947	0	0
Goldman Sachs & Co.	44	0	0
National Financial Services Corp.	5,573	0	0

Each of the broker-dealers listed above is (or, in the case of Goldman Sachs, was, at the time of the transactions) affiliated with the Trust through a sub-adviser.

The percentage of the Fund’s aggregate brokerage commissions paid to affiliated broker-dealers during the fiscal year ended December 31, 2005 is as follows:

Broker/Dealer	Percentage of Aggregate Commissions
Fred Alger & Co., Inc.	54.48%

Fidelity National Capital Investors Inc.	0.88%
J.P. Morgan Securities, Inc.	2.01%
Chase Investment Services Corp.	0.37%
Dresdner Kleinwort Benson North America	2.43%
Goldman Sachs & Co.	0.05%
National Financial Services Corp.	0.57%
OppenheimerFunds Distributor Inc.	0.26%

As of December 31, 2005, the following Funds owned securities of one of the Trust’s regular broker-dealers, or a publicly traded parent company of such broker-dealer:

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Fund	Broker-Dealer	Value of Securities Owned (in thousands)
JNL/AIM Large Cap Growth Fund	Bear Stearns Cos. Inc.	$2,907
JNL/AIM Large CapGrowth Fund	Goldman Sachs Group Inc.	6,412
JNL/AIM Large Cap Growth Fund	Lehman Brothers Holdings Inc.	8,039
JNL/Eagle Core Equity Fund	Citigroup Inc.	4,882
JNL/Eagle Core Equity Fund	Bank of America Corp.	4,264
JNL/Eagle Core Equity Fund	Goldman Sachs Group Inc.	2,126
JNL/Eagle Core Equity Fund	JP Morgan Chase & Co.	1,389
JNL/Eagle Core Equity Fund	Merrill Lynch & Co. Inc.	1,639
JNL/Eagle Core Equity Fund	Morgan Stanley	981
JNL/FMR Balanced Fund	Bank of America Corp	1,299
JNL/FMR Balanced Fund	Goldman Sachs Group Inc.	301
JNL/FMR Balanced Fund	JP Morgan Chase & Co.	764
JNL/FMR Balanced Fund	Lehman Brothers Holdings Inc.	333
JNL/FMR Balanced Fund	Merrill Lynch & Co. Inc.	474
JNL/Goldman Sachs Mid Cap Value Fund	Bear Stearns Cos. Inc.	1,589
JNL/Mellon Capital Management Enhanced S&P 500 Stock Index Fund	Bank of America Corp.	1,302
JNL/ Mellon Capital Management Enhanced S&P 500 Stock Index Fund	Citigroup Inc.	1,463
JNL/ Mellon Capital Management Enhanced S&P 500 Stock Index Fund	Goldman Sachs Group Inc.	630
JNL/ Mellon Capital Management Enhanced S&P 500 Stock Index Fund	JP Morgan Chase & Co.	410
JNL/ Mellon Capital Management Enhanced S&P 500 Stock Index Fund	Lehman Brothers Holdings Inc.	205
JNL/ Mellon Capital Management Enhanced S&P 500 Stock Index Fund	Merrill Lynch & Co. Inc.	608
JNL/ Mellon Capital Management Enhanced S&P 500 Stock Index Fund	Morgan Stanley	621
JNL/ Mellon Capital Management S&P 500 Index Fund	Bank of America Corp.	6,759
JNL/ Mellon Capital Management S&P 500 Index Fund	Bear Stearns Cos. Inc.	479
JNL/ Mellon Capital Management S&P 500 Index Fund	Citigroup Inc.	9,023
JNL/ Mellon Capital Management S&P 500 Index Fund	Goldman Sachs Group Inc.	2,168
JNL/ Mellon Capital Management S&P 500 Index Fund	JP Morgan Chase & Co.	5,084

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JNL/ Mellon Capital Management S&P 500 Index Fund	Lehman Brothers Holdings Inc.	1,275
JNL/ Mellon Capital Management S&P 500 Index Fund	Merrill Lynch & Co. Inc.	2,290
JNL/ Mellon Capital Management S&P 500 Index Fund	Morgan Stanley	2,250
JNL/Mellon Capital Management International Index Fund	Credit Suisse Group	1,720
JNL/Mellon Capital Management International Index Fund	Deutsche Bank AG	1,330
JNL/Mellon Capital Management International Index Fund	UBS AG	2,736
JNL/Mellon Capital Management Bond Index Fund	Bank of America Corp.	985
JNL/Mellon Capital Management Bond Index Fund	Citigroup Inc.	895
JNL/Mellon Capital Management Bond Index Fund	Credit Suisse Group	232
JNL/Mellon Capital Management Bond Index Fund	Goldman Sachs Group Inc.	937
JNL/Mellon Capital Management Bond Index Fund	JPMorgan Chase & Co.	1,959
JNL/Mellon Capital Management Bond Index Fund	Lehman Brothers Holdings Inc.	633
JNL/Mellon Capital Management Bond Index Fund	Merrill Lynch & Co. Inc.	642
JNL/Mellon Capital Management Bond Index Fund	Morgan Stanley	853
JNL/Alger Growth Fund	Bear Stearns Cos. Inc.	1,259
JNL/Alger Growth Fund	Merrill Lynch & Co. Inc.	2,513
JNL/JPMorgan International Value Fund	Credit Suisse Group	4,334
JNL/PIMCO Total Return Bond Fund	Bank of America Corp.	470
JNL/PIMCO Total Return Bond Fund	Bear Stearns Cos. Inc.	6,026
JNL/PIMCO Total Return Bond Fund	Credit Suisse Group	2,910
JNL/PIMCO Total Return Bond Fund	Lehman Brothers Holdings Inc.	6,000
JNL/PIMCO Total Return Bond Fund	UBS AG	17,169
JNL/Putnam Equity Fund	Bank of America Corp.	6,667
JNL/Putnam Equity Fund	Bear Stearns Cos. Inc.	2,773
JNL/Putnam Equity Fund	Lehman Brothers Holdings Inc.	1,487
JNL/Putnam Value Equity Fund	Bank of America Corp.	6,715
JNL/Putnam Value Equity Fund	Bear Stearns Cos. Inc.	1,225
JNL/Putnam Value Equity Fund	Citigroup Inc.	7,721
JNL/Putnam Value Equity Fund	Lehman Brothers Holdings Inc.	1,269
JNL/Putnam Midcap Growth Fund	Bear Stearns Cos. Inc.	531

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JNL/JPMorgan International Equity Fund	UBS AG	4,476
JNL/Select Balanced Fund	Bank of America Corp.	8,798
JNL/Select Balanced Fund	Credit Suisse Group	861
JNL/Select Balanced Fund	JP Morgan Chase & Co.	4,901
JNL/Select Balanced Fund	Merrill Lynch & Co. Inc.	3,596
JNL/Select Balanced Fund	Morgan Stanley	1,090
JNL/Select Global Growth Fund	Credit Suisse Group	5,354
JNL/Select Global Growth Fund	Goldman Sachs Group Inc.	3,704
JNL/Select Global Growth Fund	UBS AG	3,556
JNL/Select Large Cap Growth Fund	UBS AG	5,388
JNL/Select Money Market Fund	Bank of America Corp.	55,289
JNL/Select Money Market Fund	Credit Suisse Group	3,500
JNL/Select Money Market Fund	Citigroup Inc.	3,001
JNL/Select Money Market Fund	Goldman Sachs Group Inc.	4,472
JNL/Select Money Market Fund	Morgan Stanley	4,998
JNL/Select Money Market Fund	UBS AG	5,978
JNL/Select Value Fund	Bank of America Corp.	11,094
JNL/Select Value Fund	Citigroup Inc.	10,871
JNL/Select Value Fund	Goldman Sachs Group Inc.	6,615
JNL/Select Value Fund	JP Morgan Chase & Co.	4,263
JNL/Western Strategic Bond Fund	Bank of America Corp.	89,530
JNL/Western Strategic Bond Fund	Bear Stearns Cos. Inc.	158
JNL/Western Strategic Bond Fund	JP Morgan Chase & Co.	1,259
JNL/Western Strategic Bond Fund	Lehman Brothers Holdings Inc.	392
JNL/Western Strategic Bond Fund	Merrill Lynch & Co. Inc.	309
JNL/Western Strategic Bond Fund	Morgan Stanley	1,798
JNL/Western High Yield Fund	Bank of America Corp.	19,934
JNL/Western U.S. Government & Quality Bond Fund	Bank of America Corp.	11,915
JNL/T. Rowe Price Established Growth Fund	Citigroup Inc.	16,973
JNL/T. Rowe Price Established Growth Fund	Goldman Sachs Group Inc.	3,359
JNL/T. Rowe Price Established Growth Fund	Merrill Lynch & Co. Inc.	7,186
JNL/T. Rowe Price Mid-Cap Growth Fund	Morgan Stanley	1,124
JNL/T. Rowe Price Value Fund	Bank of America Corp.	6,142
JNL/T. Rowe Price Value Fund	Citigroup Inc.	6,167
JNL/T. Rowe Price Value Fund	JP Morgan Chase & Co.	7,821

JNL/T. Rowe Price Value Fund	Merrill Lynch & Co. Inc.	3,427
JNL/T. Rowe Price Value Fund	Morgan Stanley	5,300
JNL/Oppenheimer Global Growth Fund	Citigroup Global Markets	766
JNL/Oppenheimer Global Growth Fund	Credit Suisse Group	3,132
JNL/Oppenheimer Global Growth Fund	JP Morgan Chase & Co.	2,364
JNL/Oppenheimer Global Growth Fund	Morgan Stanley	3,098

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JNL/Oppenheimer Growth Fund	Goldman Sachs Group Inc.	319

149

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Code of Ethics. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Trust, the Adviser, the sub-advisers and JNLD have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds of the Trust. The Trust’s and the Adviser Codes complies, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

Proxy Voting for Securities held by the Funds. The Board of Trustees has adopted the proxy voting policy and procedure ("Trust Policy") of the Adviser, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the sub-advisers. The Trust has adopted each of the

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sub-adviser's proxy voting policies and procedures ("Policies"). The policies and procedures (or summaries) are attached to this SAI. The Trustees will review each Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Funds' Shareholders, the Adviser, or the sub-advisers, the sub-advisers will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of Trustees, and a committee of the Board of Trustees with responsibility for proxy oversight will instruct the Adviser and the sub-adviser on the appropriate course of action.

The Policy is designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The sub-advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The sub-advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the sub-advisers will monitor situations that may result in a conflict of interest between the Funds' shareholders and the sub-advisers, or affiliate of the Funds. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 are available (1) without charge, upon request by calling 1-800-766-4683 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7779 (for contracts purchased through a bank or financial institution), (2) on Jackson National Life Insurance Company's website at www.jnl.com or Jackson National Life Insurance Company of New York's website at www.jnlny.com, and (3) on the Securities and Exchange Commission's website at www.sec.gov.

DISCLOSURE OF PORTFOLIO INFORMATION

Policies and Procedures

I.	Introduction

JNAM is the investment adviser to the Funds and certain non-affiliated sub-advisers conduct the day-to-day management of the Funds. Pursuant to the sub-advisers’ respective “Sub-Advisory Agreements” with JNAM, the sub-advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. The Adviser, pursuant to exemptive relief granted by the SEC, is a “Manager of Managers,” and monitors and reviews the performance of the sub-advisers and the Funds. In providing this oversight function, JNAM regularly reports to the Funds’ Board related to sub-adviser management, trading, and compliance functions. The Adviser does not make individual investment decisions on behalf of the Funds. The Adviser does not have a portfolio management department and does not operate a trading desk. The Adviser provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services. The Funds underlie certain variable products sponsored by Jackson National Life Insurance Company, and are primarily sold to the

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separate accounts of those variable products. The Funds are also sold to participants in certain “Qualified Retirement Plans.”

II.	Statement of Policy

JNAM, the Distributor, and the Funds’ Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings. In adopting these policies and procedures, the Funds’ Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders. The procedures are designed to control the disclosure of Fund portfolio information. These policies and procedures are intended to balance the interests of the Funds’ shareholders and their access to portfolio information, with the interests of JNAM and the Distributor in the administration and management of the Funds. The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.

As a general matter, it is JNAM’s policy that public disclosure of information concerning the Funds’ portfolio holdings should allow all relevant parties consistent and equal access to portfolio information. In applying these principles, the Funds’ portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

A.            Policy Requirements. In order to implement this policy, the procedures generally provide that:

(i)             Information about the Funds’ portfolio holdings may not, except as set forth herein, be disclosed until it is either filed with the SEC, or mailed out to shareholders, which filing or mailing will not be made sooner than thirty (30) days after quarter end;

(ii)            Portfolio holdings information that is solely available in other regulatory reports or filings may not be disclosed, except as expressly authorized by the Funds’ President;

(iii)           Portfolio holdings information for certain of the Funds (including, but not limited to, the fund of funds and index funds) that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials provided the information is posted on the Funds’ website one (1) day prior to the use of any printed materials; and

(iv)           Information about the Funds’ portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

The foregoing, general policy requirements may not apply to certain of the Funds,

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including, but not limited, to the money market portfolios.

B.           Public Disclosures. Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Such reports shall be released not sooner than thirty (30) days after the end of the relevant reporting period, or after such period required under applicable law.

III.	Other Disclosures

A.            Monthly Overviews. The Funds and the Distributor may disclose the Funds’ ten (10) largest portfolio holdings in monthly overviews in connection with the distribution of Fund shares. The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Funds will disclose their ten (10) largest portfolio holdings on the Funds’ website at www.jnl.com or www.jnlny.com at approximately the same time as printed performance updates are first released. For the Mellon Capital and Standard & Poor’s sub-advised Funds, the Distributor may periodically disclose portfolio holdings thirty (30) days after the relevant reporting period, and such disclosures shall not be provided to any broker-dealers on a preferential basis. The Funds may also disclose, on their website, portfolio holdings and composition as of the end of each quarter; such information may be released not less than thirty (30) days after the end of the relevant calendar quarter.

B.            Service Providers. The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Lipper and Morningstar):

(i)            On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

(ii)	At such time as those service providers may request; and/or

(iii)        As necessary for JNAM and the Funds to obtain materials and information from the service providers.

The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes.

C.           Other Disclosures. The Funds periodically provide information concerning their portfolio holdings to the Adviser’s consultants, service providers, and the Funds’ Board in connection with transactions/services provided to, or on behalf of, the Funds. In addition to

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the Adviser, these service providers may include any sub-adviser, distributor, auditor, and/or legal counsel to the funds, the trustees or the service providers. The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund. Furthermore, as authorized by the Funds’ President, in writing, and upon his/her determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Fund may disclose portfolio holding information.

D.           Regulatory Disclosures. The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

IV.	Reporting, Recordkeeping, and Exceptions

Any exceptions to these policies and procedures authorized by the Funds’ President shall be reported to the Funds’ Board. The Funds’ Board shall also receive annual reports concerning the operation of these policies and procedures. The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws. All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

An insurance company and the S&P Funds may purchase shares of the Funds at their respective net asset values, using premiums received with respect to Contracts issued by the insurance company’s separate accounts. These separate accounts are funded by shares of the Trust.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

As stated in the Prospectus, the net asset value (NAV) of a Fund’s shares is determined once each day on which the New York Stock Exchange (NYSE) is open (a “Business Day”) at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of a Fund’s shares is not determined on the days the NYSE is closed, which days generally are New Year’s Day, Martin Luther King Jr. holiday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The per share NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding. In determining NAV, securities listed on the national securities exchanges, the Nasdaq National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Securities that are traded on the over-the-counter market are valued at their closing bid

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prices. The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation. A Fund may determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on the amortized cost basis.

The Trustees have adopted procedures pursuant to which the Administrator may determine, subject to ratification by the Board of Trustees, the “fair value” of securities for which a current market price is not available.

Certain of the Funds invest in securities that are traded in European and Far Eastern securities markets. Due to differences in local time, trading in securities on European and Far Eastern securities exchanges and over-the-counter markets normally is completed well before the close of business on each Business Day. In addition, European and Far Eastern securities trading generally, or in a particular country or countries, may not take place on all Business Days due to differing national holidays or for other reasons. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on other days which are not Business Days and on which a Fund’s NAV is not calculated.

A Fund calculates its NAV per share, and effects sales, redemptions and repurchases of its shares at that NAV per share, as of the close of the NYSE once on each Business Day. Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of the foreign portfolio securities used in such calculation, the Trust’s procedures for pricing of portfolio securities authorize the Administrator, subject to verification by the Trustees, to determine the “fair value” of such securities for purposes of calculating a Fund’s net asset value. This will occur if the Administrator determines that a “significant event” has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund’s net asset value calculation. A significant event is one that can be expected materially to affect the value of such securities. Certain specified percentage movements in U.S. equity market indices are deemed under the Trust’s pricing procedures to be a “significant event.” Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, the Administrator adjusts the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining a Fund’s net asset value.

For the JNL/Select Money Market Fund, securities are valued at amortized cost, which approximates market value, in accord with Rule 2a-7 under the 1940 Act. The net income of the JNL/Select Money Market Fund is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). All the net income of the Fund, so determined, is declared as a dividend to shareholders of record at the time of such determination. Shares purchased become entitled to dividends declared as of the first day following the date of investment. Dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one

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share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

For this purpose, the net income of the JNL/Select Money Market Fund (from the time of the immediately preceding determination thereof) shall consist of: (a) all interest income accrued on the portfolio assets of the Fund, (b) less all actual and accrued expenses, and (c) plus or minus net realized gains and losses on the assets of the Fund determined in accord with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act.

Because the net income of the JNL/Select Money Market Fund is declared as a dividend payable in additional shares each time the Fund’s net income is determined, the net asset value per share (i.e., the value of the net assets of the Fund divided by the number of shares outstanding) is expected to remain at one dollar per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder’s investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the shareholder’s account.

The Trust may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays ) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

DESCRIPTION OF SHARES; VOTING RIGHTS; SHAREHOLDER INQUIRIES

Description of Shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue any number of Fund of shares. In that case, the shares of each Fund would participate equally in the earnings, dividends, and assets of the particular Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

Voting Rights. Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Fund or Class of shares of a Fund, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders’ meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders’ meetings for the purpose of electing Trustees unless and until such time as fewer than a two-thirds majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.

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The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint additional or successor Trustees, provided that immediately after the appointment of any additional or successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

In matters affecting only a particular Fund or Class of shares of a Fund, the matter shall have been effectively acted upon by a majority vote of the shares of only that Fund or Class of shares of a Fund even though: (1) the matter has not been approved by a majority vote of the shares of any other Fund or Class of shares of a Fund; or (2) the matter has not been approved by a majority vote of the shares of the Trust.

Because shares in the Trust are sold only to Jackson National Life Insurance Company, to certain qualified retirement plans and to regulated investment companies, Jackson National Life Insurance Company and the regulated investment companies, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson National Life Insurance Company, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, Jackson National Life Insurance Company will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accord with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson National Life Insurance Company through its general account, as well as shares held by its separate accounts for which no voting instructions are received from contract owners, also will be voted by Jackson National Life Insurance Company in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as “echo” voting.

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

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No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

•	designate a Fund of the Trust;

•	change the name of the Trust; or

•

supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable when issued.

Shareholder Inquiries. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

TAX STATUS

The Trust’s policy is to meet the requirements of Subchapter M of the Internal Revenue Code of 1986 (“Code”). Each Fund intends to distribute taxable net investment income and capital gains to shareholders in amounts that will avoid federal income or excise tax. In addition, each Fund intends to comply with the diversification requirements of Code Section 817(h) related to the tax-deferred status of annuity and life insurance contracts issued by insurance company separate accounts. If any Fund failed to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed at corporate rates on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders, (2) the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund’s earnings and profits, and (3) most importantly, each insurance company separate account invested therein would fail to satisfy the diversification requirements of Section 817(h), with the result that the variable annuity contracts supported by that account would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for regulated investment company treatment.

All income dividends and capital gain distributions, if any, on Fund shares are reinvested automatically in additional shares of the Fund at the NAV determined on the first Business Day following the record date, unless otherwise requested by a shareholder.

Each Fund is treated as a separate corporation for purpose of the Code and, therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

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JNL SERIES TRUST

Financial Statements

The financial statements of the JNL Series Trust for the year ended December 31, 2005 are incorporated by reference (which means they legally are part of this SAI) from the Trust’s Annual Report to shareholders. The Annual Report is available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this Statement of Additional Information.

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APPENDIX A — RATINGS OF INVESTMENTS

Short-Term Issue Ratings

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following: (1)leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Long-Term Issue Ratings.

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be

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characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

WR. Withdrawn.

Moody’s applies all numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor's Ratings Services (“S&P”)

Short-Term Issue Credit Ratings.

A-1. A short-term obligation rated A-1 is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3. A small portion of speculative-grade credits, those with outstanding short-term creditworthiness, may obtain an ‘A-3’ short-term rating (i.e., cross over to investment grade for their short-term rating). These issuers should have relatively low default risk over the near term, despite speculative grade characteristics over medium to long term.

B. A short-term obligation rated B is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1. A short-term obligation rated ‘B-1’ have above average creditworthiness over the short term compared to other speculative-grade issuers, despite credit concerns over the medium to long term. They should have a combination of very strong liquidity and limited near-term event risk.

B-2. A short-term obligation rated ‘B-2’ has average speculative-grade creditworthiness. They should have adequate to good liquidity and may have limited near-term event risk.

B-3. A short-term obligation rated ‘B-3’ has weak speculative-grade creditworthiness. They may have poor to merely adequate liquidity and have significant near-term event risk.

C. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D. A short-term obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accord with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not confirm exactly with the category definition.

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA. An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC. An obligation rated CC is currently highly vulnerable to nonpayment.

C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-). The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings

Short-Term Issue Ratings.

F1. Indicates the strongest capacity for the timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2. Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the ratings.

F3. Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B. Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C. Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D. Indicates actual or imminent payment default.

Note to National Short-Term Ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our National Short-Term Ratings definitions for F1+, F1, F2 and F3 may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

Long-Term Issue Ratings

AAA.

Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA.

Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A.

High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB.

Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB.

Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B.

Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C.

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D.

Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

JACKSON NATIONAL ASSET MANAGEMENT, LLC

Proxy Voting Policies and Recordkeeping Procedures

I.	Introduction

JNAM views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for its clients. JNAM maintains a policy of seeking to protect the best interests of its clients should a proxy issue potentially implicate a conflict of interest between its clients and JNAM or its affiliates. Schedule A lists the Funds to which this policy relates.

While JNAM is the investment adviser to the Funds, certain non-affiliated sub-advisers (“Sub-Advisers”) conduct the day-to-day investment management of the Funds. Pursuant to the Sub-Advisers’ respective “Sub-Advisory Agreements” with JNAM, the Sub-Advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. JNAM, pursuant to exemptive relief granted by the SEC, is a “Manager of Managers,” and monitors and reviews the performance of the Sub-Advisers and the Funds. JNAM does not make individual investment decisions on behalf of the Funds. JNAM does not have a portfolio management department and does not operate a trading desk. JNAM provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

II.	Delegation to the Sub-Advisers

JNAM is authorized to delegate, in whole or in part, its proxy voting authority to the Funds’ Sub-Advisers, or other third party vendors, consistent with the policies set forth below. The Sub-Advisers are expected to identify and seek to obtain the optimal benefit for the Funds. JNAM believes that the Sub-Advisers generally are also best suited to evaluate and vote proxies for the securities they acquire for the Funds. Therefore, except as provided below, it is the JNAM’s policy to delegate its proxy voting responsibility, as delegated to JNAM by the Funds’ Board, to the Sub-Advisers of each Fund and to maintain substantial oversight to ensure that each Fund’s Sub-Adviser has written policies that meet certain minimum standards, as follows:

A.	The policies are expected to be reasonably designed to protect the best interests of the Fund.

B.

JNAM expects that a Sub-Adviser’s proxy voting guidelines will be set forth in sufficient detail. The proxy voting guidelines (or the Sub-Adviser’s, through separate written means) should address at least the following issues:

•	The extent to which the Sub-Adviser delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;
•	Policies and procedures relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted; and
•	Policies regarding the extent to which the Sub-Adviser will support or give weight to the views of management of a portfolio company.

The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Fund and the interests of its Sub-Adviser and/or its affiliates, and to resolve any conflicts of interest based on the best interests of the Fund. If the matter involves an issue that is specifically addressed in the Sub-Adviser’s proxy voting policies, the proxy shall be cast in accordance with those policies.

C.

To the extent that a Sub-Adviser identifies a material conflict of interest between itself and the interests of a Fund, the Sub-Adviser shall notify JNAM at least annually and confirm how the conflict was resolved.

D.	Each Sub-Adviser is expected to deliver to JNAM, or its appointed vendor, its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

•	Name of the issuer of the portfolio security;
•	Exchange ticker symbol of the portfolio security;
•	The CUSIP number of the portfolio security;
•	The shareholder meeting date;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether the registrant cast its vote on the matter;
•	How the registrant cast its vote; and
•	Whether the Sub-Adviser cast its vote for or against management.

E.

JNAM shall report at least annually to the Funds’ Board, on the Funds’ proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Sub-Advisers’ proxy voting policy, and any recommended changes in the Funds’ proxy voting policies, and/or any recommended changes in the third party service providers.

III.	Reservation of JNAM’s Authority

JNAM shall annually review the proxy voting policies of each Sub-Adviser, and shall provide such policies annually to the Funds’ Board for review. JNAM seeks to insure that the Sub-Advisers seek the best interests of the Funds in voting proxies for the Funds, as described herein.

In addition, JNAM recognizes that in certain circumstances, Sub-Advisers may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Fund it sub-advises. In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, JNAM shall permit a Sub-Adviser to abstain from voting. In particular, JNAM recognizes the following circumstances where voting might not be in the best interests of a Fund:

•	Voting a proxy for securities held in a passively managed index fund;

•

Voting a proxy for certain foreign securities with “block out” or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and

•	Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

Further, JNAM reserves the right to vote proxies with respect to any portfolio of a Fund that is operated as “Funds of Funds” pursuant to Section 12(d)(1)(G) of the 1940 Act. Those portfolios invest solely in shares of other Funds. As a result, JNAM anticipates that all of the proposals to be voted on by the Fund of Funds portfolios will previously have been presented to the Funds’ Board.

Accordingly, it is JNAM’s policy to vote Fund shares held by the Fund of Funds portfolios in accordance with the recommendation of the relevant Funds’ Board with respect to the proposal, provided that such proposal has been approved by a majority of the independent Managers/Trustees on the relevant Board. JNAM believes that since all of the Funds’ Board comprises a majority of independent Managers/Trustees, this policy will obviate any potential conflicts of interest. JNAM will report to the Funds’ Board at least annually, as set forth herein, with respect to JNAM’s voting of proxies on behalf of the Fund of Funds portfolios.

IV.	Recordkeeping

Rule 30b1-4 under the 1940 Act requires each Fund to file its complete proxy voting record on an annual basis (for each fiscal year ending June 30) on Form N-PX no later than August 31 of each year. JNAM will prepare and file Form N-PX on behalf of the Funds based on proxy voting data collected by a third party service provider retained by JNAM and the Funds. In addition, JNAM will post this data on a public website, the address of which will be disclosed for the benefit of shareholders (contract holders) in the statement of additional information of any Fund filing its annual registration statement update.

Schedule A

JNAM Clients

JNL Series Trust
JNL Investors Series Trust
JNL Variable Fund LLC
JNLNY Variable Fund I LLC

PROXY POLICIES AND PROCEDURES

(As Amended October 1, 2005)

A.	Proxy Policies

Each of A I M Advisors, Inc., A I M Capital Management, Inc. and AIM Private Asset Management, Inc. (each an “AIM Advisor” and collectively “AIM”) has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company’s board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM’s proxy voting policies are stated below, AIM’s proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

I.	Boards Of Directors

A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

There are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Are not independent directors and (a) sit on the board’s audit, compensation or nominating committee, or (b) sit on a board where the majority of the board is not independent;
•	Attend less than 75 percent of the board and committee meetings without a valid excuse;
•	It is not clear that the director will be able to fulfill his function;• Implement or renew a dead-hand or modified dead-hand poison pill;
•	Enacted egregious corporate governance or other policies or failed to replace management as appropriate;
•	Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Portfolio manager’s assessment;
•	Qualifications of director nominees (both slates);
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
•	Background to the proxy contest.
II.	Independent Registered Public Accounting Firm

A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company’s auditors unless:

•	It is not clear that the auditors will be able to fulfill their function;

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•	There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company’s financial position; or
•	The auditors have a significant professional or personal relationship with the issuer that compromises the auditors’ independence.
III.	Compensation Programs

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders’ ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

•	We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.
•

We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

•

We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock’s current market price, ability to issue reload options, or automatic share replenishment (“evergreen”) feature.

•	We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.
•	We will generally support the board’s discretion to determine and grant appropriate cash compensation and severance packages.
IV.	Corporate Matters

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company’s industry and performance in terms of shareholder returns.

•

We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

•	We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.
•

We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company’s industry and performance in terms of shareholder returns.

•	We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.
V.	Shareholder Proposals

Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal’s impact on the company’s short-term and long-term share value, its effect on the company’s

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Exhibit A

reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company’s overall corporate governance provisions, and the reasonableness of the request.

•	We will generally abstain from shareholder social and environmental proposals.
•	We will generally support the board’s discretion regarding shareholder proposals that involve ordinary business practices.
•

We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company’s corporate governance standards indicate that such additional protections are warranted.

•	We will generally vote for proposals to lower barriers to shareholder action.
•

We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of “TIDE” provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

VI.	Other
•	We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.
•	We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.
•	We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.	Proxy Committee Procedures

The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. Committee members may also speak to management of a company regarding proxy issues and should share relevant considerations with the proxy committee. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers’ views regarding a proposal’s impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by e-mail.

AIM’s proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries (“ISS”), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider. The proxy committee shall prepare a report for the Funds’ Board of Trustees on a periodic basis regarding issues where AIM’s votes do not follow the recommendation of ISS or another provider because AIM’s proxy policies differ from those of such provider.

In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of the Funds’ Board of Trustees:

1.	Other than by voting proxies and participating in Creditors’ committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.
2.	AIM will not publicly announce its voting intentions and the reasons therefore.

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Exhibit A

3.	AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.
4.

All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.	Business/Disaster Recovery

If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee, even if such subcommittee does not constitute a quorum of the proxy committee, may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, the sub-committee shall authorize ISS to vote proxies by default in accordance with ISS’ proxy policies and procedures, which may vary slightly from AIM’s.

D.	Restrictions Affecting Voting

If a country’s laws allow a company in that country to block the sale of the company’s shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country, unless the company represents that it will not block the sale of its shares in connection with the meeting. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager’s ability to trade in a stock in order to vote at a shareholder meeting.

E.	Conflicts of Interest

The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM’s interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM’s relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM’s relationship with the company into account, and will vote the company’s proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

If AIM’s proxy policies and voting record do not guide the proxy committee’s vote in a situation where a conflict of interest exists, the proxy committee will vote the proxy in the best interest of the advisory clients, and will provide information regarding the issue to the Funds’ Board of Trustees in the next quarterly report.

If a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

F.	Fund of Funds

When an AIM Fund (an “Investing Fund”) that invests in another AIM Fund(s) (an “Underlying Fund”) has the right to vote on the proxy of the Underlying Fund, the Investing Fund will echo the votes of the other shareholders of the Underlying AIM Fund.

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Exhibit A

G.	Conflict In These Policies

If following any of the policies listed herein would lead to a vote that the proxy committee deems to be not in the best interest of AIM’s advisory clients, the proxy committee will vote the proxy in the manner that they deem to be the best interest of AIM’s advisory clients and will inform the Funds’ Board of Trustees of such vote and the circumstances surrounding it promptly thereafter.

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GENERAL POLICY

INVESCO Institutional (N.A.), Inc. and its wholly-owned subsidiaries, and INVESCO Global Asset Management (N.A.), Inc. (collectively, “INVESCO”), each has responsibility for making investment decisions that are in the best interests of its clients. As part of the investment management services it provides to clients, INVESCO may be authorized by clients to vote proxies appurtenant to the shares for which the clients are beneficial owners.

INVESCO believes that it has a duty to manage clients’ assets in the best economic interests of the clients and that the ability to vote proxies is a client asset.

INVESCO reserves the right to amend its proxy policies and procedures from time to time without prior notice to its clients.

PROXY VOTING POLICIES

Voting of Proxies

INVESCO will vote client proxies in accordance with the procedures set forth below unless the client for non-ERISA clients retains in writing the right to vote, the named fiduciary (e.g., the plan sponsor) for ERISA clients retains in writing the right to direct the plan trustee or a third party to vote proxies or INVESCO determines that any benefit the client might gain from voting a proxy would be outweighed by the costs associated therewith.

Best Economic Interests of Clients

In voting proxies, INVESCO will take into consideration those factors that may affect the value of the security and will vote proxies in a manner in which, in its opinion, is in the best economic interests of clients. INVESCO endeavors to resolve any conflicts of interest exclusively in the best economic interests of clients.

ISS Services

INVESCO has contracted with Institutional Shareholder Services (“ISS”), an independent third party service provider, to vote INVESCO’s clients’ proxies according to ISS’s proxy voting recommendations. In addition, ISS will provide proxy analyses, vote recommendations, vote execution and record-keeping services for clients for which INVESCO has proxy voting responsibility. On an annual basis, INVESCO will review information obtained from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, and (ii) can make such recommendations in an impartial manner and in the best economic interest of INVESCO’s clients. This may include a review of ISS’ Policies, Procedures and Practices Regarding Potential Conflicts of Interests and obtaining information about the work ISS does for corporate issuers and the payments ISS receives from such issuers.

Custodians forward proxy materials for clients who rely on INVESCO to vote proxies to ISS. ISS is responsible for exercising the voting rights in accordance with the ISS proxy voting guidelines. If INVESCO receives proxy materials in connection with a client’s account where the client has, in writing, communicated to INVESCO that the client, plan fiduciary or other third party has reserved the right to vote proxies, INVESCO will forward to the party appointed by client any proxy materials it receives with respect to the account. In order to avoid voting proxies in circumstances where INVESCO, or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has engaged ISS to provide the proxy analyses, vote recommendations and voting of proxies.

In the event that (i) ISS recuses itself on a proxy voting matter and makes no recommendation or (ii) INVESCO decides to override the ISS vote recommendation, the Proxy Committee will review the issue and direct ISS how to vote the proxies as described below.

Proxy Committee

The Proxy Committee shall have seven (7) members, which shall include representatives from portfolio management, operations, and legal/compliance or other functional departments as deemed appropriate who are knowledgeable regarding the proxy process. A majority of the members of the Proxy Committee shall constitute a quorum and the Proxy Committee shall act by a majority vote. The chair of the Proxy Committee shall be chosen by the Chief Compliance Officer of INVESCO. The Proxy Committee shall keep minutes of its meetings that shall be kept with the proxy voting records of INVESCO. The Proxy Committee will appoint a Proxy Manager to manage the proxy voting process, which includes the voting of proxies and the maintenance of appropriate records.

Proxy Committee meetings shall be called by the Proxy Manager when override submissions are made and in instances when ISS has recused itself from a vote recommendation. In these situations, the Proxy Committee shall meet and determine how proxies are to be voted in the best interests of clients.

The Proxy Committee periodically reviews new types of corporate governance issues, evaluates proposals not addressed by the ISS proxy voting guidelines in instances when ISS has recused itself, and determines how INVESCO should vote. The Committee monitors adherence to these Procedures, industry trends and reviews the ISS proxy voting guidelines.

ISS Recusal

When ISS makes no recommendation on a proxy voting issue or is recused due to a conflict of interest, the Proxy Committee will review the issue and, if INVESCO does not have a conflict of interest, direct ISS how to vote the proxies. In such cases where INVESCO has a conflict of interest, INVESCO, in its sole discretion, shall either (a) vote the proxies pursuant to ISS’s general proxy voting guidelines, (b) engage an independent third party to provide a vote recommendation, or (c) contact its client(s) for direction as to how to vote the proxies.

Override of ISS Recommendation

There may be occasions where the INVESCO investment personnel, senior officers or a member of the Proxy Committee seek to override ISS’s recommendations if they believe that ISS’s recommendations are not in accordance with the best economic interests of clients. In the event that an individual listed

1

above in this section disagrees with an ISS recommendation on a particular voting issue, the individual shall document in writing the reasons that he/she believes that the ISS recommendation is not in accordance with clients’ best economic interests and submit such written documentation to the Proxy Manager for consideration by the Proxy Committee. Upon review of the documentation and consultation with the individual and others as the Proxy Committee deems appropriate, the Proxy Committee may make a determination to override the ISS voting recommendation if the Committee determines that it is in the best economic interests of clients and the Committee has addressed conflict of interest issues as discussed below.

Proxy Committee Meetings

When a Proxy Committee Meeting is called, whether because of an ISS recusal or request for override of an ISS recommendation, the Proxy Committee shall review the report of the Chief Compliance Officer as to whether any INVESCO person has reported a conflict of interest.

The Proxy Committee shall review the information provided to it to determine if a real or perceived conflict of interest exists and the minutes of the Proxy Committee shall:

(1)	describe any real or perceived conflict of interest,
(2)	discuss any procedure used to address such conflict of interest,
(3)	report any contacts from outside parties (other than routine communications from proxy solicitors), and
(4)	include confirmation that the recommendation as to how the proxies are to be voted is in the best economic interests of clients and was made without regard to any conflict of interest.

Based on the above review and determinations, the Proxy Committee will direct ISS how to vote the proxies.

Certain Proxy Votes May Not Be Cast

In some cases, INVESCO may determine that it is not in the best economic interests of clients to vote proxies. For example, proxy voting in certain countries outside the United States requires share blocking. Shareholders who wish to vote their proxies must deposit their shares 7 to 21 days before the date of the meeting with a designated depositary. During the blocked period, shares to be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to the Custodian/Sub-Custodian bank. In addition, voting certain international securities may involve unusual costs to clients. In other cases, it may not be possible to vote certain proxies despite good faith efforts to do so, for instance when inadequate notice of the matter is provided. In the instance of loan securities, voting of proxies typically requires termination of the loan, so it is not usually in the best economic interests of clients to vote proxies on loaned securities. INVESCO typically will not, but reserves the right to, vote where share blocking restrictions, unusual costs or other barriers to efficient voting apply. If INVESCO does not vote, it would have made the determination that the cost of voting exceeds the expected benefit to the client. The Proxy Manager shall record the reason for any proxy not being voted, which record shall be kept with the proxy voting records of INVESCO.

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Proxy Voting Records

Clients may obtain information about how INVESCO voted proxies on their behalf by contacting their client services representative. Alternatively, clients may make a written request for proxy voting information to: Proxy Manager, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

CONFLICTS OF INTEREST

Procedures to Address Conflicts of Interest and Improper Influence

In order to avoid voting proxies in circumstances where INVESCO or any of its affiliates have or may have any conflict of interest, real or perceived, INVESCO has contracted with ISS to provide proxy analyses, vote recommendations and voting of proxies. Unless noted otherwise by ISS, each vote recommendation provided by ISS to INVESCO includes a representation from ISS that ISS faces no conflict of interest with respect to the vote. In instances where ISS has recused itself and makes no recommendation on a particular matter or if an override submission is requested, the Proxy Committee shall determine how the proxy is to be voted and instruct the Proxy Manager accordingly in which case the conflict of interest provisions discussed below shall apply.

In effecting the policy of voting proxies in the best economic interests of clients, there may be occasions where the voting of such proxies may present a real or perceived conflict of interest between INVESCO, as the investment manager, and clients.

For each director, officer and employee of INVESCO (“INVESCO person”), the interests of INVESCO’s clients must come first, ahead of the interest of INVESCO and any person within the INVESCO organization, which includes INVESCO’s affiliates.

Accordingly, each INVESCO person must not put “personal benefit,” whether tangible or intangible, before the interests of clients of INVESCO or otherwise take advantage of the relationship to INVESCO’s clients. “Personal benefit” includes any intended benefit for oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for a client of INVESCO, as appropriate. It is imperative that each of INVESCO’s directors, officers and employees avoid any situation that might compromise, or call into question, the exercise of fully independent judgment in the interests of INVESCO’s clients.

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may also exist if INVESCO has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. An INVESCO person (excluding members of the Proxy Committee) shall not be considered to have a conflict of interest if the INVESCO person did not know of the conflict of interest and did not attempt to influence the outcome of a proxy vote. Any individual with actual knowledge of a conflict of interest relating to a particular referral item shall disclose that conflict to the Chief Compliance Officer.

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The following are examples of situations where a conflict may exist:

•	Business Relationships – where INVESCO manages money for a company or an employee group, manages pension assets or is actively soliciting any such business, or leases office space from a company;
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Personal Relationships – where a INVESCO person has a personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships; and

•

Familial Relationships – where an INVESCO person has a known familial relationship relating to a company (e.g. a spouse or other relative who serves as a director of a public company or is employed by the company).

In the event that INVESCO (or an affiliate) manages assets for a company, its pension plan, or related entity or where any member of the Proxy Committee has a personal conflict of interest, and where clients’ funds are invested in that company’s shares, the Proxy Committee will not take into consideration this relationship and will vote proxies in that company solely in the best economic interest of its clients.

It is the responsibility of the Proxy Manager and each member of the Proxy Committee to report any real or potential conflict of interest of which such individual has actual knowledge to the Chief Compliance Officer, who shall present any such information to the Proxy Committee. However, once a particular conflict has been reported to the Chief Compliance Officer, this requirement shall be deemed satisfied with respect to all individuals with knowledge of such conflict.

In addition, the Proxy Manager and each member of the Proxy Committee shall certify annually as to their compliance with this policy. In addition, any INVESCO person who submits an ISS override recommendation to the Proxy Committee shall certify as to their compliance with this policy concurrently with the submission of their override recommendation. A form of such certification is attached as Appendix A hereto.

In addition, members of the Proxy Committee must notify INVESCO’s Chief Compliance Officer, with impunity and without fear of retribution or retaliation, of any direct, indirect or perceived improper influence made by anyone within INVESCO or by an affiliated company’s representatives with regard to how INVESCO should vote proxies. The Chief Compliance Officer will investigate the allegations and will report his or her findings to the INVESCO Risk Management Committee. In the event that it is determined that improper influence was made, the Risk Management Committee will determine the appropriate action to take which may include, but is not limited to, (1) notifying the affiliated company’s Chief Executive Officer, its Management Committee or Board of Directors, (2) taking remedial action, if necessary, to correct the result of any improper influence where clients have been harmed, or (3) notifying the appropriate regulatory agencies of the improper influence and to fully cooperate with these regulatory agencies as required. In all cases, the Proxy Committee shall not take into consideration the improper influence in determining how to vote proxies and will vote proxies solely in the best economic interest of clients.

Furthermore, members of the Proxy Committee must advise INVESCO’s Chief Compliance Officer and fellow Committee members of any real or perceived conflicts of interest he or she may have with

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regard to how proxies are to be voted regarding certain companies (e.g., personal security ownership in a company, or personal or business relationships with participants in proxy contests, corporate directors or candidates for corporate directorships). After reviewing such conflict, upon advice from the Chief Compliance Officer, the Committee may require such Committee member to recuse himself or herself from participating in the discussions regarding the proxy vote item and from casting a vote regarding how INVESCO should vote such proxy.

ISS PROXY VOTING GUIDELINES

A copy of ISS’s Proxy Voting Guidelines Summary in effect as of the revised date set forth on the title page of this Proxy Voting Policy is attached hereto as Appendix B.

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APPENDIX A

ACKNOWLEDGEMENT AND CERTIFICATION

I acknowledge that I have read the INVESCO Proxy Voting Policy (a copy of which has been supplied to me, which I will retain for future reference) and agree to comply in all respects with the terms and provisions thereof. I have disclosed or reported all real or potential conflicts of interest to the INVESCO Compliance Officer and will continue to do so as matters arise. I have complied with all provisions of this Policy.

_________________________Print Name
_________________________Date	_________________________Signature

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APPENDIX B

ISS 2005 PROXY VOTING GUIDELINES SUMMARY

The following is a condensed version of all proxy voting recommendations contained in the ISS Proxy Voting Manual.

1.	Operational Items

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction for which ISS has recommended a FOR vote. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

Ratifying Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent

•	Fees for non-audit services are excessive, or

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•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Transact Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse

•	Implement or renew a dead-hand or modified dead-hand poison pill

•	Adopt a poison pill without shareholder approval since the company’s last annual meeting and there is no requirement to put the pill to shareholder vote within 12 months of its adoption

•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding

•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years

•	Failed to act on takeover offers where the majority of the shareholders tendered their shares

•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees

•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

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•

Are audit committee members and the non -audit fees paid to the auditor are excessive. In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

•	Are inside directors or affiliated outside directors and the full board is less than majority independent

•	Sit on more than six public company boards or on more than two public boards in addition to their own if they are CEOs of public companies.

•	Are on the compensation committee when there is a negative correlation between chief executive pay and company performance

•	Have failed to address the issue(s) that resulted in any of the directors receiving more than 50% withhold votes out of those cast at the previous board election

Age Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis based on the extent that shareholders have access to the board through their own nominations.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

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•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

•	Only if the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director)

•	Two-thirds independent board

•	All-independent key committees

•	Established governance guidelines

Additionally, the company should not have under-performed its peers.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

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Open Access

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

Stock Ownership Requirements

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

Term Limits

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors either through term limits or mandatory retirement ages.

2.	Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry; management’s track record

•	Background to the proxy contest

•	Qualifications of director nominees (both slates)

•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

Reimbursing Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Confidential Voting

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Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

3.	Anti-takeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

4.	Mergers and Corporate Restructurings

Appraisal Rights

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Asset Purchases

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Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price

•	Fairness opinion

•	Financial and strategic benefits

•	How the deal was negotiated

•	Conflicts of interest

•	Other alternatives for the business

•	Non-completion risk

Asset Sales

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital

•	Potential elimination of diseconomies

•	Anticipated financial and operating benefits

•	Anticipated use of funds

•	Value received for the asset

•	Fairness opinion

•	How the deal was negotiated

•	Conflicts of interest.

Bundled Proposals

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals.

In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.

In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

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Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest. Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders’ position

•	Terms of the offer

•	Financial issues

•	Management’s efforts to pursue other alternatives

•	Control issues

•	Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change

•	Any financial or tax benefits

•	Regulatory benefits

•	Increases in capital structure

•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS

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•	Capital Structure model

•	Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts)

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following:

•	offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Joint Ventures

Votes CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	percentage of assets/business contributed percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives, and non-completion risk.

Liquidations

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company, anticipated financial and operating benefits

•	Offer price

•	Fairness opinion

•	How the deal was negotiated

•	Changes in corporate governance

•	Change in the capital structure

•	Conflicts of interest

Private Placements/Warrants/Convertible Debentures

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Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders’ position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues, and conflicts of interest. Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spin-offs

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages

•	Planned use of the sale proceeds

•	Valuation of spin-off

•	Fairness opinion

•	Benefits to the parent company

•	Conflicts of interest

•	Managerial incentives

•	Corporate governance changes

•	Changes in the capital structure

Value Maximization Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution, and whether company is actively exploring its strategic options, including retaining a financial advisor.

5.	State of Incorporation

Control Share Acquisition Provisions

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

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Control Share Cash-out Provisions

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-out Provisions

Vote FOR proposals to opt out of state freeze-out provisions.

Greenmail

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Anti-takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

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6.	Capital Structure

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders

•	It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote FOR proposals to create “de-clawed” blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

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Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Recapitalization

Votes CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•

more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest, and other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spin-off.

7.	Executive and Director Compensation

Votes with respect to equity-based compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

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Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to plan participants, adjusted for:

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),

•	Cash compensation, and

•	Categorization of the company as emerging, growth, or mature.

These adjustments are pegged to market capitalization.

Vote AGAINST plans that expressly permit the re-pricing of underwater stock options without shareholder approval.

Generally vote AGAINST plans in which (I) there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based and (2) the CEO is the participant of the equity proposal. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also may WITHHOLD votes from the Compensation Committee members.

Generally vote AGAINST plans if the company’s most recent three-year burn rate exceeds one standard deviation in excess of the industry mean and is over two percent of common shares outstanding. See Table 1 for details.

Table 1: Proxy Season 2005 Burn Rate Thresholds

		Russell 3000			Non-Russell 3000
GICS	GICS Dsec	Mean	Standard Deviation	Mean + Std Dev	Mean	Standard Deviation	Mean + Std Dev
1010	Energy	1.60%	1.02%	2.61%	2.59%	2.19%	4.78%
1510	Materials	1.55%	.81%	2.36%	2.54%	1.92%	4.46%
2010	Capital Goods	1.86%	1.19%	3.05%	3.23%	2.93%	6.17%
2020	Commercial Services & Supplies	287%	1.53%	4.40%	4.39%	3.68%	8.07%
2030	Transportation	2.10%	1.50%	3.60%	2.44%	2.22%	4.66%
2510	Automobiles & Components	2.10%	1.37%	3.48%	2.90%	2.28%	5.18%
2520	Consumer Durables & Apparel	2.40%	1.51%	3.90%	3.42%	2.79%	6.21%
2530	Hotels Restaurants & Leisure	2.39%	1.08%	3.48%	3.30%	2.87%	6.17%
2540	Media	2.34%	1.50%	3.84%	4.12%	2.89%	7.01%
2550	Retailing	2.89%	1.95%	4.84%	4.26%	3.50%	7.75%
3010 to 3030	Food & Staples Retailing	1.98%	1.50%	3.48%	3.37%	3.32%	6.68%
3510	Health Care Equipment & Services	3.24%	1.96%	5.20%	4.55%	3.24%	7.79%
3520	Pharmaceuticals & Biotechnology	3.60%	1.72%	5.32%	5.77%	4.15%	9.92%
4010	Banks	1.44%	1.17%	2.61%	1.65%	1.60%	3.25%
4020	Diversified Financials	3.12%	2.54%	5.66%	5.03%	3.35%	8.55%
4030	Insurance	1.45%	.88%	2.32%	2.47%	1.77%	4.24%
4040	Real Estate	1.01%	.89%	1.90%	1.51%	1.50%	3.01%
4510	Software & Services	5.44%	3.05%	8.49%	8.08%	6.01%	14.10%
4520	Technology Hardware & Equipment	4.00%	2.69%	6.68%	5.87%	4.25%	10.12%
4530	Semiconductors & Semiconductor Equipment	5.12%	2.86%	7.97%	6.79%	3.95%	10.74%
5010	Telecommunications Services	2.56%	2.39%	4.95%	4.66%	3.90%	8.56%
5510	Utilities	.90%	.65%	1.55%	3.74%	4.63%	8.38%

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A company with high three-year average burn rates may avoid triggering the burn rate policy by committing to the industry average over the next years.

However, the above general voting guidelines for pay for performance may change if the compensation committee members can demonstrate that they have improved committee performance based on additional public filing such as a DEFA 14A or 8K. The additional filing needs to present strong and compelling evidence of improved performance with new information that has not been disclosed in the original proxy statement. The reiteration of the compensation committee report will not be sufficient evidence of improved committee performance.

Evidence of improved compensation committee performance includes all of the following:

The compensation committee has reviewed all components of the CEO’s compensation, including the following:

•	Base salary, bonus, long-term incentives

•	Accumulative realized and unrealized stock option and restricted stock gains

•	Dollar value of perquisites and other personal benefits to the CEO and the cost to the company

•	Earnings and accumulated payment obligations under the company’s nonqualified deferred compensation program

•	Actual projected payment obligations under the company’s supplemental executive retirement plan (SERPs)

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios.

A tally sheet with all the above components should be disclosed for the following termination scenarios:

•	Payment if termination occurs within 12 months: $_____

•	Payment if “not for cause” termination occurs within 12 months: $______

•	Payment if “change of control” termination occurs within 12 months: $_____

The compensation committee is committed to provide additional information on the named executives’ annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered as well as the maximum cash bonus payable for superior performance.

The repetition of the compensation committee report does not meet ISS’ requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level

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where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

The compensation committee is committed to grant a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options’ or performance-accelerated grants2. Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company’s financial measures.

Based on the additional disclosure of improved performance of the compensation committee, ISS will generally vote FOR the compensation committee members up for annual election and vote FOR the employee-based stock plan if there is one on the ballot. However, ISS is not likely to vote FOR the compensation committee members and/or the employee-based stock plan if ISS believes the company has not provided compelling and sufficient evidence of transparent additional disclosure of executive compensation based on the above requirements.

Director Compensation

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

On occasion, director stock plans that set aside a relatively small of shares when combined with employee or executive stock compensation plans exceed the allowable cap. In such cases, starting proxy season 2005, ISS will supplement the analytical approach with a qualitative review of board compensation for companies, taking into consideration:

•	Director stock ownership guidelines
-	A minimum of three times the annual cash retainer.

•	Vesting schedule or mandatory holding/deferral period

_________________________

 Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company’s underlying performance.

 Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).

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	-	A minimum vesting of three years for stock options or restricted stock, or
-	Deferred stock payable at the end of a three-year deferral period.

•	Mix between cash and equity

- A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity.

- If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

•	Retirement/Benefit and Perquisites programs
-	No retirement/benefits and perquisites provided to non-employee directors.

•	Quality of disclosure

- Provide detailed disclosure on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

For ISS to recommend a vote FOR director equity plans based on the above qualitative features, a company needs to demonstrate that it meets all the above qualitative features in its proxy statement.

Stock Plans in Lieu of Cash

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered in the quantitative model. However, the cost would be lower than full-value awards since part of the deferral compensation is in-lieu-of cash compensation.

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Management Proposals Seeking Approval to Re-price Options

Votes on management proposals seeking approval to re-price options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns

•	Rationale for the re-pricing

•	Value-for-value exchange

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•	Treatment of surrendered options

•	Option vesting
•	Term of the option

•	Exercise price

•	Participation

Qualified Employee Stock Purchase Plans

Votes on qualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value

•	Offering period is 27 months or less, and

•	The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or

•	Offering period is greater than 27 months, or

•	The number of shares allocated to the plan is more than ten percent of the outstanding shares

Nonqualified Employee Stock Purchase Plans

Votes on nonqualified employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)

•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary

•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value

•	No discount on the stock price on the date of purchase since there is a company matching contribution

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Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria.

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Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 40 1(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote FOR shareholder proposals to put option re-pricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

Option Expensing

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Awards

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

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•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options)

•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

Golden Parachutes and Executive Severance Agreements

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

•	The triggering mechanism should be beyond the control of management

•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs

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Pension Plan Income Accounting

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

Supplemental Executive Retirement Plans (SERP5)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

8.	Social and Environmental Issues

CONSUMER ISSUES AND PUBLIC SAFETY

Animal Rights

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

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•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products),

•	The availability and feasibility of alternatives to animal testing to ensure product safety, and

•	The degree that competitors are using animal-free testing

Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:

•	The company has already published a set of animal welfare standards and monitors compliance

•	The company’s standards are comparable to or better than those of peer firms, and

•	There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region

•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in

•	terms of reduced profits, lower R&D spending, and harm to competitiveness

•	The extent that reduced prices can be offset through the company’s marketing budget without affecting

•	R&D spending

•	Whether the company already limits price increases of its products

•	Whether the company already contributes life -saving pharmaceuticals to the needy and Third World countries

•	The extent that peer companies implement price restraints

Genetically Modified Foods

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

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•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•	The quality of the company’s disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure

•	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs

•	Any voluntary labeling initiatives undertaken or considered by the company

•	Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds

•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution

•	The quality of the company’s disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure

•	The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community. Vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

Handguns

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HI V/AIDS, malaria and tuberculosis) on the company’s Sub-Saharan operations and how the company is responding to it, taking into account:

•	The nature and size of the company’s operations in Sub-Saharan Africa and the number of local employees

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•	The company’s existing healthcare policies, including benefits and healthcare access for local workers

•	Company donations to healthcare providers operating in the region

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and Malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

Predatory Lending

Vote CASE-BY CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices

•	Whether the company has adequately disclosed the financial risks of its sub-prime business

•	Whether the company has been subject to violations of lending laws or serious lending controversies

•	Peer companies’ policies to prevent abusive lending practices

Tobacco

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations

•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness

•	The risk of any health-related liabilities.

Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations

•	Whether the company has gone as far as peers in restricting advertising

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•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth

•	Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected

•	The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

•	The percentage of the company’s business affected

•	The feasibility of a spin-off

•	Potential future liabilities related to the company’s tobacco business

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in tobacco stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

ENVIRONMENT AND ENERGY

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

•	New legislation is adopted allowing development and drilling in the ANWR region;

•	The company intends to pursue operations in the ANWR; and

•	The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES Principles

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

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•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES

•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills

•	Environmentally conscious practices of peer companies, including endorsement of CERES

•	Costs of membership and implementation.

Environmental-Economic Risk Report

Vote CASE by CASE on proposals requesting an economic risk assessment of environmental performance considering:

•	The feasibility of financially quantifying environmental risk factors,

•	The company’s compliance with applicable legislation and/or regulations regarding environmental performance,

•	The costs associated with implementing improved standards,

•	The potential costs associated with remediation resulting from poor environmental performance, and

•	The current level of disclosure on environmental policies and initiatives.

Environmental Reports

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Recycling

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

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•	The nature of the company’s business and the percentage affected

•	The extent that peer companies are recycling

•	The timetable prescribed by the proposal

•	The costs and methods of implementation

•	Whether the company has a poor environmental track record, such as violations of federal and state regulations

Renewable Energy

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Sustainability Report

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; comprehensive Code of Corporate Conduct; and/or Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES

Outsourcing/ Offshoring

Vote Case by Case on proposals calling for companies to report on the risks associated with outsourcing, considering:

•	Risks associated with certain international markets

•	The utility of such a report to shareholders

•	The existence of a publicly available code of corporate conduct that applies to international operations

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Link Executive Compensation to Social Performance

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay

•	The degree that social performance is already included in the company’s pay structure and disclosed

•	The degree that social performance is used by peer companies in setting pay

•	Violations or complaints filed against the company relating to the particular social performance measure

•	Artificial limits sought by the proposal, such as freezing or capping executive pay

•	Independence of the compensation committee

•	Current company pay levels.

Charitable/Political Contributions

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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LABOR STANDARDS AND HUMAN RIGHTS

China Principles

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and

•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

Country-specific human rights reports

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country

•	The company’s workplace code of conduct

•	Proprietary and confidential information involved

•	Company compliance with U.S. regulations on investing in the country

•	Level of peer company involvement in the country.

International Codes of Conduct/Vendor Standards

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent

•	Agreements with foreign suppliers to meet certain workplace standards

•	Whether company and vendor facilities are monitored and how

•	Company participation in fair labor organizations

•	Type of business

•	Proportion of business conducted overseas

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•	Countries of operation with known human rights abuses

•	Whether the company has been recently involved in significant labor and human rights controversies or violations

•	Peer company standards and practices

•	Union presence in company’s international factories

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations

•	The company has no recent human rights controversies or violations, or

•	The company already publicly discloses information on its vendor standards compliance.

MacBride Principles

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989

•	Company antidiscrimination policies that already exceed the legal requirements

•	The cost and feasibility of adopting all nine principles

•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)

•	The potential for charges of reverse discrimination

•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted

•	The level of the company’s investment in Northern Ireland

•	The number of company employees in Northern Ireland

•	The degree that industry peers have adopted the MacBride Principles

•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

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MILITARY BUSINESS

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components

•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs

•	Whether the company currently or in the past has manufactured cluster bombs or their components

•	The percentage of revenue derived from cluster bomb manufacture

•	Whether the company’s peers have renounced future production

Nuclear Weapons

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Operations in Nations Sponsoring Terrorism (Iran)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company’s financial and reputational risks from its operations in Iran, taking into account current disclosure on:

•	The nature and purpose of the Iranian operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption

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•	Compliance with U.S. sanctions and laws

Spaced-Based Weaponization

Generally vote FOR reports on a company’s involvement in spaced-based weaponization unless:

•	The information is already publicly available or

•	The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY

Board Diversity

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business or

•	The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity

•	Comparison with peer companies

•	Established process for improving board diversity

•	Existence of independent nominating committee

•	Use of outside search firm

•	History of EEO violations

Equal Employment Opportunity (EEO)

Generally vote FOR reports outlining the company’s affirmative action initiatives unless all of the following apply:

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•	The company has well-documented equal opportunity programs

•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

Glass Ceiling

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive

•	The company has well-documented programs addressing diversity initiatives and leadership development

•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and

•	The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation

Vote FOR proposals seeking to amend a company’s EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.

10.	Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

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•

attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable.

•	In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	ignore a shareholder proposal that is approved by a majority of shares outstanding;

•	ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years;

•	are interested directors and sit on the audit or nominating committee; or

•	are interested directors and the full board serves as the audit or

•	nominating committee or the company does not have one of these committees.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Past performance relative to its peers

•	Market in which fund invests

•	Measures taken by the board to address the issues

•	Past shareholder activism, board activity, and votes on related proposals

•	Strategy of the incumbents versus the dissidents

•	Independence of directors

•	Experience and skills of director candidates

•	Governance profile of the company

•	Evidence of management entrenchment

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Investment Advisory Agreements

Votes on investment advisory agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules

•	Fund category/investment objective

•	Performance benchmarks

•	Share price performance as compared with peers

•	Resulting fees relative to peers

•	Assignments (where the advisor undergoes a change of control)

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors: stated specific financing purpose, possible dilution for common shares, and whether the shares can be used for anti-takeover purposes

1940 Act Policies

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

•	potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with t he current SEC interpretation.

Changing a Fundamental Restriction to a Non-fundamental Restriction

Proposals to change a fundamental restriction to a non-fundamental restriction should be evaluated on a CASE- BY-CASE basis, considering the following factors: the fund’s target investments, the reasons given by the fund for the change, and the projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Non-fundamental

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Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors: political/economic changes in the target market, consolidation in the target market, and current asset composition

Change in Fund’s Sub-classification

Votes on changes in a fund’s sub-classification should be determined on a CASE-BY-CASE basis, considering the following factors: potential competitiveness, current and potential returns, risk of concentration, and consolidation in target industry

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis, considering the following factors: strategies employed to salvage the company; the fund’s past performance; and terms of the liquidation.

Changes to the Charter Document

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•	The degree of change implied by the proposal

•	The efficiencies that could result

•	The state of incorporation

•	Regulatory standards and implications

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series

•	Removal of shareholder approval requirement for amendments to the new declaration of trust

•

Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares

•	Removal of shareholder approval requirement to engage in and terminate sub-advisory arrangements

•	Removal of shareholder approval requirement to change the domicile of the fund

Changing the Domicile of a Fund

Vote re-incorporations on a CASE-BY-CASE basis, considering the following factors:

•	regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Authorizing the Board to Hire and Terminate Sub-advisors without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate sub-advisors without shareholder approval.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•

fees charged to comparably sized funds with similar objectives, the proposed distributor’s reputation and past performance , the competitiveness of the fund in the industry, and terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	resulting fee structure, performance of both funds, continuity of management personnel, and changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals to Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis, considering the following factors:

•	performance of the fund’s NAV, the fund’s history of shareholder relations, and the performance of other funds under the advisor’s management.

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111 Fifth Avenue, New York, New York 10003 - 800.223.3810

Fred Alger Management, Inc.

Proxy Voting Policies and Procedures

Section	Page

I.	Overview	3

II. Proxy Voting Process	3

III. Conflicts of Interest	4

IV. Client Disclosure	4

V.	Proxy Voting Guidelines	5

Operational Issues	5

Board of Directors Issues	6

Proxy Contest Issues	9

Anti-Takeover Defenses and Voting Related Issues	9

Mergers and Corporate Restructuring Issues	10

State of Incorporation Issues	14

Capital Structure Issues	15

Executive and Director Compensation Issues	17

Social and Environmental Issues	20

Mutual Fund Proxy Issues	29

VI.	How to Obtain Further Information	34

2

I. Overview

Fred Alger Management, Inc. (“Alger”), an investment adviser registered under the Investment Advisers Act of 1940, as amended, has discretionary authority over its clients’ accounts and is responsible for voting proxies of securities held in certain client accounts. Alger views the responsibility its clients have entrusted to it seriously and has developed policies and procedures to ensure that proxies are voted in its clients’ best interests.

Rule 206(4)-6 of the Investment Advisers Act of 1940, requires that registered investment advisers, which have discretionary authority to vote the proxies held in their clients’ accounts, adopt and implement written policies and procedures reasonably designed to ensure that they vote proxies in the best interests of their clients; describe their proxy voting policies and procedures to their clients and upon request, provide copies of such policies and procedures; and disclose to clients how they may obtain information on how the investment adviser voted their proxies.

Rule 204-2 of the Investment Advisers Act of 1940, as amended, requires that registered investment advisers maintain records of their proxy voting policies and procedures; proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the investment adviser that were material to making a voting decision.

II. Proxy Voting Process

The Senior Vice President of Alger’s Account Administration Department is responsible for the overall supervision of the proxy voting process; setting up new accounts; determining the accounts for which Alger has proxy voting responsibilities; and maintaining appropriate proxy voting policies and procedures and records.

Pursuant to contractual agreements with Alger, certain clients authorize Alger to vote the proxies of securities held in the clients’ accounts and permit Alger to delegate its proxy voting authority on their behalf. Alger has delegated its proxy voting authority for such clients to Institutional Shareholder Services, Inc. (“ISS”), a leading proxy voting service provider, to vote the proxies in such accounts. ISS, a registered investment adviser, issues voting recommendations and casts votes on the proxies based strictly on the pre-determined voting guidelines described below. Other clients authorize Alger to vote proxies on their behalf, but do not permit Alger to delegate its proxy voting authority. In such cases, a designated Alger analyst determines how to vote the proxies based on the pre-determined voting guidelines. Additionally, some clients may have their own specific proxy voting guidelines. For such clients, a designated Alger analyst determines the votes for these accounts in accordance with the clients’ specific voting guidelines based on ISS’ recommendations or delegates the voting authority to ISS, based on the clients’ instructions.

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Alger maintains records of its proxy voting policies and procedures. Alger or ISS, on Alger’s behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by the respective investment adviser that were material to making a voting decision. Such records will be maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of Alger or ISS. In the event that ISS maintains such records, ISS will provide such records to Alger promptly, upon Alger’s request.

III. Conflicts of Interest

ISS issues voting recommendations and casts proxy votes strictly in accordance with pre-determined proxy voting guidelines, which Alger believes are in the best interests of its clients. ISS will recuse itself from voting proxies when it has a material conflict of interest with the company whose proxies are at issue. In such cases, a designated Alger analyst will vote those proxies strictly in accordance with pre-determined proxy voting guidelines with due consideration for the clients’ best interests. The designated Alger analyst is required to certify in writing that to the best of his knowledge and belief, neither he nor Alger have a material conflict of interest with the company whose proxies are at issue. If a material conflict of interest exists, the voting determination is made by the Alger Proxy Voting Committee, composed of Alger’s Senior Vice President of Compliance, Alger’s Senior Vice President of Account Administration and an Alger Senior Analyst.

The adherence to pre-determined proxy voting guidelines by Alger and ISS and the establishment of the Alger Proxy Voting Committee help avoid conflicts of interests and help ensure that proxy votes are cast in accordance with the best interests of Alger’s clients. Additionally, Alger monitors ISS’ proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of its clients.

IV. Client Disclosure

Alger will provide its clients with a description of its proxy voting policies and procedures; disclose to clients that they may obtain the actual proxy voting policies and procedures by accessing Alger’s website, http://www.alger.com or by calling toll-free, (800) 223-3810; and disclose to clients that they may obtain information about how the investment adviser voted their proxies by calling toll-free, (800) 223-3810. Such description and disclosure will be provided by mail. New clients will be provided with the description and disclosure along with their account application. The Senior Vice

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President of Alger’s Account Administration Department will provide clients with records of how the investment adviser voted their proxies, upon request.

V. Proxy Voting Guidelines

The following are the pre-determined proxy voting guidelines used by Alger and ISS in making proxy-voting decisions for client accounts.

1. Operational Issues

Adjourn Meeting:

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Amend Quorum Requirements:

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding, unless there are compelling reasons to support the proposal.

Amend Minor Bylaws:

Vote FOR bylaw or charter changes that are of a housekeeping nature (i.e. updates or corrections).

Change Company Name:

Vote FOR proposals to change the corporate name.

Change Date, Time or Location of Annual Meeting:

Vote FOR management proposals to change the date, time or location of the annual meeting, unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time or location of the annual meeting, unless the current scheduling or location is unreasonable.

Ratifying Auditors:

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company and is, therefore, not independent
•	Fees for non-audit services are excessive, or

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•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote FOR shareholder proposals asking for audit firm rotation, unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

Transact Other Business:

Vote AGAINST proposals to approve other business when it appears as a voting item.

2. Board of Directors Issues:

Voting on Director Nominees in Uncontested Elections:

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: composition of the board and keyboard committees, attendance at board meetings, corporate governance provisions takeover activity, long-term company performance relative to a market index directors’ investment in the company, whether the chairman is also serving as CEO and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

•	Attend less than 75 percent of the board and committee meetings without a valid excuse
•	Implement or renew a dead-hand or modified dead-hand poison pill
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	Failed to act on takeover offers where the majority of the shareholders tendered their shares
•	Are inside directors or affiliated outsiders and sit on the audit, compensation, or nominating committees
•	Are inside directors or affiliated outsiders and the full board serves as the audit, compensation or nominating committee or the company does not have one of these committees
•	Are audit committee members and the non-audit fees paid to the auditor are excessive

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to WITHHOLD votes.

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Age Limits:

Vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Board Size:

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board:

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting:

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

Director and Officer Indemnification and Liability Protection:

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and
•	Only if the director’s legal expenses would be covered

Establish/Amend Nominee Qualifications:

Vote CASE-BY-CASE on proposals that establish or amend director qualifications.

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Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

Filling Vacancies/Removal of Directors:

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chairman (Separate Chairman/CEO):

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, the following factors should be taken into account in determining whether the proposal warrants support:

•	Designated lead director appointed from the ranks of the independent board members with clearly delineated duties
•	Majority of independent directors on board
•	All-independent key committees
•	Committee chairpersons nominated by the independent directors
•	CEO performance reviewed annually by a committee of outside directors
•	Established governance guidelines
•	Company performance

Majority of Independent Directors/Establishment of Committees:

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Stock Ownership Requirements:

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Term Limits:

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

3. Proxy Contest Issues

Voting for Director Nominees in Contested Elections:

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	Long-term financial performance of the target company relative to its industry; management’s track record
•	Background to the proxy contest
•	Qualifications of director nominees (both slates)
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions

Reimbursing Proxy Solicitation Expenses:

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Confidential Voting:

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. Anti-Takeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations:

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9

Amend Bylaws Without Shareholder Consent:

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Poison Pills:

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to ratify a poison pill.

Shareholder Ability to Act by Written Consent:

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Call Special Meetings:

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements:

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructuring Issues

Appraisal Rights:

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

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Asset Purchases:

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price
•	Fairness opinion
•	Financial and strategic benefits
•	How the deal was negotiated
•	Conflicts of interest
•	Other alternatives for the business
•	Noncompletion risk

Asset Sales:

Votes on asset sales should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Impact on the balance sheet/working capital
•	Potential elimination of diseconomies
•	Anticipated financial and operating benefits
•	Anticipated use of funds
•	Value received for the asset
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interest

Bundled Proposals:

Review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities:

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans:

Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

•	Dilution to existing shareholders' position

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•	Terms of the offer
•	Financial issues
•	Management's efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company:

Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

•	The reasons for the change
•	Any financial or tax benefits
•	Regulatory benefits
•	Increases in capital structure
•	Changes to the articles of incorporation or bylaws of the company

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure model
•	Adverse changes in shareholder rights

Going Private Transactions (LBOs and Minority Squeezeouts):

Vote going private transactions on a CASE-BY-CASE basis, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered and noncompletion risk.

Joint Ventures:

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following: percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and noncompletion risk.

Liquidations:

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets and the compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

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Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger or Acquisition:

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

•	Prospects of the combined company; anticipated financial and operating benefits
•	Offer price
•	Fairness opinion
•	How the deal was negotiated
•	Changes in corporate governance
•	Change in the capital structure
•	Conflicts of interest

Private Placements/Warrants/Convertible Debentures:

Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the investor should review: dilution to existing shareholders' position, terms of the offer, financial issues, management’s efforts to pursue other alternatives, control issues and conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Spin-Offs:

Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on:

•	Tax and regulatory advantages
•	Planned use of the sale proceeds
•	Valuation of spin-off
•	Fairness opinion
•	Benefits to the parent company
•	Conflicts of interest
•	Managerial incentives
•	Corporate governance changes
•	Changes in the capital structure

Value Maximization Proposals:

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder Value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management; strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether company is actively exploring its strategic options, including retaining a financial advisor.

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6. State of Incorporation Issues

Control Share Acquisition Provisions:

Vote FOR proposals to opt out of control share acquisition statutes, unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cashout Provisions:

Vote FOR proposals to opt out of control share cashout statutes.

Disgorgement Provisions:

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions:

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision and the mechanism for determining the fair price. Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freezeout Provisions:

Vote FOR proposals to opt out of state freezeout provisions.

Greenmail:

Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments. Review on a CASE-BY-CASE basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Reincorporation Proposals:

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions and a comparison of the jurisdictional laws.

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Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Stakeholder Provisions:

Vote AGAINST proposals that ask the board to consider nonshareholder constituencies or other nonfinancial effects when evaluating a merger or business combination.

State Anti-Takeover Statutes:

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

7. Capital Structure Issues

Adjustments to Par Value of Common Stock:

Vote FOR management proposals to reduce the par value of common stock.

Common Stock Authorization:

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Dual-Class Stock:

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

Issue Stock for Use with Rights Plan:

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Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

Preemptive Rights:

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

Preferred Stock:

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

Recapitalization:

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following: more simplified capital structure, enhanced liquidity, fairness of conversion terms, impact on voting power and dividends, reasons for the reclassification, conflicts of interest and other alternatives considered.

Reverse Stock Splits:

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

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Share Repurchase Programs:

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends:

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

Tracking Stock:

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans and other alternatives such as spin-off.

8. Executive and Director Compensation Issues

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. ISS’ methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

ISS’ model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for:

•	Long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index),
•	Cash compensation, and
•	Categorization of the company as emerging, growth or mature

These adjustments are pegged to market capitalization. ISS will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

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Director Compensation:

Votes on compensation plans for directors are determined on a CASE-BY-CASE basis, using a proprietary, quantitative model developed by ISS.

Stock Plans in Lieu of Cash:

Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Director Retirement Plans:

Vote AGAINST retirement plans for nonemployee directors.

Vote FOR shareholder proposals to eliminate retirement plans for nonemployee directors.

Management Proposals Seeking Approval to Reprice Options:

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation

Employee Stock Purchase Plans:

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less, and
•	Potential voting power dilution (VPD) is ten percent or less

Vote AGAINST employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value, or

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•	Offering period is greater than 27 months, or
•	VPD is greater than ten percent

Incentive Bonus Plans and Tax Deductibility Proposals:

(OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Employee Stock Ownership Plans (ESOPs):

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

401(k) Employee Benefit Plans:

Vote FOR proposals to implement a 401(k) savings plan for employees.

Shareholder Proposals Regarding Executive and Director Pay:

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry and long-term corporate outlook.

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Option Expensing:

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

Performance-Based Stock Options:

Vote CASE-BY-CASE on shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced and performance-vested options), taking into account:

•	Whether the proposal mandates that all awards be performance-based
•	Whether the proposal extends beyond executive awards to those of lower-ranking employees
•	Whether the company’s stock-based compensation plans meet ISS’ SVT criteria and do not violate ISS’ repricing guidelines

Golden and Tin Parachutes:

Vote FOR shareholder proposals to require golden and tin parachutes (executive severance agreements) to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden or tin parachutes. An acceptable parachute should include the following:

•	The parachute should be less attractive than an ongoing employment opportunity with the firm
•	The triggering mechanism should be beyond the control of management
•	The amount should not exceed three times base salary plus guaranteed benefits

9. Social and Environmental Issues

Consumer Issues and Public Safety

Animal Rights:

Vote CASE-BY-CASE on proposals to phase out the use of animals in product testing, taking into account:

•	The nature of the product and the degree that animal testing is necessary or federally mandated (such as medical products)
•	The availability and feasibility of alternatives to animal testing to ensure product Safety, and
•	The degree that competitors are using animal-free testing. Generally vote FOR proposals seeking a report on the company’s animal welfare standards unless:
•	The company has already published a set of animal welfare standards and monitors compliance

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•	The company’s standards are comparable to or better than those of peer firms, and
•	There are no serious controversies surrounding the company’s treatment of animals

Drug Pricing:

Vote CASE-BY-CASE on proposals asking the company to implement price restraints on pharmaceutical products, taking into account:

•	Whether the proposal focuses on a specific drug and region
•	Whether the economic benefits of providing subsidized drugs (e.g., public goodwill) outweigh the costs in terms of reduced profits, lower R&D spending and harm to competitiveness
•	The extent that reduced prices can be offset through the company’s marketing budget without affecting R&D spending
•	Whether the company already limits price increases of its products
•	Whether the company already contributes life-saving pharmaceuticals to the needy and Third World countries
•	The extent that peer companies implement price restraints

Genetically Modified Foods:

Vote CASE-BY-CASE on proposals to label genetically modified (GMO) ingredients voluntarily in the company’s products, or alternatively to provide interim labeling and eventually eliminate GMOs, taking into account:

•	The costs and feasibility of labeling and/or phasing out
•	The nature of the company’s business and the proportion of it affected by the proposal
•	The proportion of company sales in markets requiring labeling or GMO-free products
•	The extent that peer companies label or have eliminated GMOs
•	Competitive benefits, such as expected increases in consumer demand for the company’s products
•	The risks of misleading consumers without federally mandated, standardized labeling
•	Alternatives to labeling employed by the company

Vote FOR proposals asking for a report on the feasibility of labeling products containing GMOs.

Vote AGAINST proposals to completely phase out GMOs from the company’s products.

Such resolutions presuppose that there are proven health risks to GMOs—an issue better left to federal regulators—which outweigh the economic benefits derived from biotechnology.

Vote CASE-BY-CASE on reports outlining the steps necessary to eliminate GMOs from the company’s products, taking into account:

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•	The relevance of the proposal in terms of the company’s business and the proportion of it affected by the resolution
•	The extent that peer companies have eliminated GMOs
•	The extent that the report would clarify whether it is viable for the company to eliminate GMOs from its products
•	Whether the proposal is limited to a feasibility study or additionally seeks an action plan and timeframe actually to phase out GMOs
•	The percentage of revenue derived from international operations, particularly in Europe, where GMOs are more regulated

Vote AGAINST proposals seeking a report on the health and environmental effects of GMOs and the company’s strategy for phasing out GMOs in the event they become illegal in the United States. Studies of this sort are better undertaken by regulators and the scientific community. If made illegal in the United States, genetically modified crops would automatically be recalled and phased out.

Handguns:

Generally vote AGAINST requests for reports on a company’s policies aimed at curtailing gun violence in the United States, unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

Predatory Lending:

Vote CASE-BY-CASE on requests for reports on the company’s procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

•	Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices
•	Whether the company has adequately disclosed the financial risks of its subprime business
•	Whether the company has been subject to violations of lending laws or serious lending controversies
•	Peer companies’ policies to prevent abusive lending practices

Tobacco:

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors:

Second-hand smoke:

•	Whether the company complies with all local ordinances and regulations
•	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness
•	The risk of any health-related liabilities

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Advertising to youth:

•	Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations
•	Whether the company has gone as far as peers in restricting advertising
•	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth
•	Whether restrictions on marketing to youth extend to foreign countries

Cease production of tobacco-related products or avoid selling products to tobacco companies:

•	The percentage of the company’s business affected
•	The economic loss of eliminating the business versus any potential tobacco-related liabilities

Spin-off tobacco-related businesses:

•	The percentage of the company’s business affected
•	The feasibility of a spin-off
•	Potential future liabilities related to the company’s tobacco business

Stronger Product Warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

Investment in Tobacco Stocks:

Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

Environment and Energy

Arctic National Wildlife Refuge:

Vote CASE-BY-CASE on reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR), taking into account:

•	Whether there are publicly available environmental impact reports
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations or accidental spills, and
•	The current status of legislation regarding drilling in ANWR

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CERES Principles:

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

•	The company’s current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES
•	The company’s environmental performance record, including violations of federal and state regulations, level of toxic emissions and accidental spills

Environmentally conscious practices of peer companies, including endorsement of CERES

•	Costs of membership and implementation

Environmental Reports:

Generally vote FOR requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Global Warming:

Generally vote FOR reports on the level of greenhouse gas emissions from the company’s operations and products, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business. However, additional reporting may be warranted if:

•	The company’s level of disclosure lags that of its competitors, or
•	The company has a poor environmental track record, such as violations of federal and state regulations

Recycling:

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are recycling
•	The timetable prescribed by the proposal
•	The costs and methods of implementation
•	Whether the company has a poor environmental track record, such as violations of federal and state regulations

Renewable Energy:

Vote CASE-BY-CASE on proposals to invest in renewable energy sources, taking into account:

•	The nature of the company’s business and the percentage affected
•	The extent that peer companies are switching from fossil fuels to cleaner sources
•	The timetable and specific action prescribed by the proposal
•	The costs of implementation

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•	The company’s initiatives to address climate change

Generally vote FOR requests for reports on the feasibility of developing renewable energy sources, unless the report is duplicative of the company’s current environmental disclosure and reporting or is not integral to the company’s line of business.

General Corporate Issues

Link Executive Compensation to Social Performance:

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

•	The relevance of the issue to be linked to pay
•	The degree that social performance is already included in the company’s pay structure and disclosed
•	The degree that social performance is used by peer companies in setting pay
•	Violations or complaints filed against the company relating to the particular social performance measure
•	Artificial limits sought by the proposal, such as freezing or capping executive pay
•	Independence of the compensation committee
•	Current company pay levels

Charitable/Political Contributions:

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	The company is in compliance with laws governing corporate political activities, and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive

Vote AGAINST proposals to report or publish in newspapers the company’s political contributions. Federal and state laws restrict the amount of corporate contributions and include reporting requirements.

Vote AGAINST proposals disallowing the company from making political contributions.

Businesses are affected by legislation at the federal, state and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing or gross

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negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor Standards and Human Rights

China Principles:

Vote AGAINST proposals to implement the China Principles unless:

•	There are serious controversies surrounding the company’s China operations, and
•	The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO)

Country-Specific Human Rights Reports:

Vote CASE-BY-CASE on requests for reports detailing the company’s operations in a particular country and steps to protect human rights, based on:

•	The nature and amount of company business in that country
•	The company’s workplace code of conduct
•	Proprietary and confidential information involved
•	Company compliance with U.S. regulations on investing in the country
•	Level of peer company involvement in the country

International Codes of Conduct/Vendor Standards:

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

•	The company’s current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent
•	Agreements with foreign suppliers to meet certain workplace standards
•	Whether company and vendor facilities are monitored and if so, how
•	Company participation in fair labor organizations
•	Type of business
•	Proportion of business conducted overseas
•	Countries of operation with known human rights abuses
•	Whether the company has been recently involved in significant labor and human rights controversies or violations
•	Peer company standards and practices
•	Union presence in company’s international factories

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Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

•	The company does not operate in countries with significant human rights violations
•	The company has no recent human rights controversies or violations, or
•	The company already publicly discloses information on its vendor standards compliance

MacBride Principles:

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride

Principles, taking into account:

•	Company compliance with or violations of the Fair Employment Act of 1989
•	Company antidiscrimination policies that already exceed the legal requirements
•	The cost and feasibility of adopting all nine principles
•	The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles)
•	The potential for charges of reverse discrimination
•	The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted
•	The level of the company’s investment in Northern Ireland
•	The number of company employees in Northern Ireland
•	The degree that industry peers have adopted the MacBride Principles
•	Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles

Military Business

Foreign Military Sales/Offsets:

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Landmines and Cluster Bombs:

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

•	Whether the company has in the past manufactured landmine components
•	Whether the company’s peers have renounced future production

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

•	What weapons classifications the proponent views as cluster bombs
•	Whether the company currently or in the past has manufactured cluster bombs or their components

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•	The percentage of revenue derived from cluster bomb manufacture
•	Whether the company’s peers have renounced future production

Nuclear Weapons:

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses and withdrawal from these contracts could have a negative impact on the company’s business.

Spaced-Based Weaponization:

Generally vote FOR reports on a company’s involvement in spaced-based weaponization, unless:

•	The information is already publicly available, or
•	The disclosures sought could compromise proprietary information

Workplace Diversity

Board Diversity:

Generally vote FOR reports on the company’s efforts to diversify the board, unless:

•	The board composition is reasonably inclusive in relation to companies of similar size and business, or
•	The board already reports on its nominating procedures and diversity initiatives

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

•	The degree of board diversity
•	Comparison with peer companies
•	Established process for improving board diversity
•	Existence of independent nominating committee
•	Use of outside search firm
•	History of EEO violations

Equal Employment Opportunity (EEO):

Generally vote FOR reports outlining the company’s affirmative action initiatives, unless all of the following apply:

•	The company has well-documented equal opportunity programs
•	The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has no recent EEO-related violations or litigation

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

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Glass Ceiling:

Generally vote FOR reports outlining the company’s progress towards the Glass Ceiling

Commission’s business recommendations, unless:

•	The composition of senior management and the board is fairly inclusive
•	The company has well-documented programs addressing diversity initiatives and leadership development
•	The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity, and
•	The company has had no recent, significant EEO-related violations or litigation

Sexual Orientation:

Vote CASE-BY-CASE on proposals to amend the company’s EEO policy to include sexual orientation, taking into account:

•	Whether the company’s EEO policy is already in compliance with federal, state and local laws
•	Whether the company has faced significant controversies or litigation regarding unfair treatment of gay and lesbian employees
•	The industry norm for including sexual orientation in EEO statements
•	Existing policies in place to prevent workplace discrimination based on sexual orientation

Vote AGAINST proposals to extend company benefits to or eliminate benefits from domestic partners. Benefit decisions should be left to the discretion of the company.

10. Mutual Fund Proxy Issues

Election of Directors:

Vote to elect directors on a CASE-BY-CASE basis, considering the following factors:

•	Board structure
•	Director independence and qualifications
•	Attendance at board and committee meetings

Votes should be withheld from directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75 percent.

•	Ignore a shareholder proposal that is approved by a majority of shares outstanding

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•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years
•	Are interested directors and sit on the audit or nominating committee, or
•	Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees

Convert Closed-end Fund to Open-end Fund:

Vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

•	Past performance as a closed-end fund
•	Market in which the fund invests
•	Measures taken by the board to address the discount
•	Past shareholder activism, board activity
•	Votes on related proposals

Proxy Contests:

Votes on proxy contests should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Past performance relative to its peers
•	Market in which fund invests
•	Measures taken by the board to address the issues
•	Past shareholder activism, board activity and votes on related proposals
•	Strategy of the incumbents versus the dissidents
•	Independence of directors
•	Experience and skills of director candidates
•	Governance profile of the company
•	Evidence of management entrenchment

Investment Advisery Agreements:

Votes on investment advisery agreements should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Proposed and current fee schedules
•	Fund category/investment objective
•	Performance benchmarks
•	Share price performance compared to peers
•	Resulting fees relative to peers
•	Assignments (where the adviser undergoes a change of control)

Approve New Classes or Series of Shares:

Vote FOR the establishment of new classes or series of shares.

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Preferred Stock Proposals:

Votes on the authorization for or increase in preferred shares should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Stated specific financing purpose
•	Possible dilution for common shares
•	Whether the shares can be used for anti-takeover purposes

1940 Act Policies:

Votes on 1940 Act policies should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness
•	Regulatory developments
•	Current and potential returns
•	Current and potential risk

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Change Fundamental Restriction to Nonfundamental Restriction:

Proposals to change a fundamental restriction to a nonfundamental restriction should be evaluated on a CASE-BY-CASE basis, considering the following factors:

•	The fund's target investments
•	The reasons given by the fund for the change
•	The projected impact of the change on the portfolio

Change Fundamental Investment Objective to Nonfundamental:

Vote AGAINST proposals to change a fund’s fundamental investment objective to nonfundamental.

Name Change Proposals:

Votes on name change proposals should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Political/economic changes in the target market
•	Consolidation in the target market
•	Current asset composition

Change in Fund's Subclassification:

Votes on changes in a fund's subclassification should be determined on a CASE-BY-CASE basis, considering the following factors:

•	Potential competitiveness
•	Current and potential returns

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•	Risk of concentration
•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Strategies employed to salvage the company
•	The fund’s past performance
•	Terms of the liquidation

Changes to the Charter Document:

Votes on changes to the charter document should be determined on a CASE-BY-CASE basis, considering the following factors:

•	The degree of change implied by the proposal
•	The efficiencies that could result
•	The state of incorporation
•	Regulatory standards and implications

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
•	Removal of shareholder approval requirement for amendments to the new declaration of trust
•

Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements

•	Removal of shareholder approval requirement to change the domicile of the fund

Change the Fund’s Domicile:

Vote reincorporations on a CASE-BY-CASE basis, considering the following factors:

•	Regulations of both states
•	Required fundamental policies of both states
•	Increased flexibility available

Authorize the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

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Distribution Agreements:

Vote these proposals on a CASE-BY-CASE basis, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives
•	The proposed distributor’s reputation and past performance
•	The competitiveness of the fund in the industry
•	Terms of the agreement

Master-Feeder Structure:

Vote FOR the establishment of a master-feeder structure.

Mergers:

Vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

•	Resulting fee structure
•	Performance of both funds
•	Continuity of management personnel
•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Proxy Solicitation Expenses:

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

Shareholder Proposals to Terminate Investment Adviser:

Vote to terminate the investment adviser on a CASE-BY-CASE basis, considering the following factors:

•	Performance of the fund’s NAV
•	The fund’s history of shareholder relations
•	The performance of other funds under the adviser’s management

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V. How to Obtain Further Information

Clients may obtain Fred Alger Management, Inc.’s Proxy Voting Policies and Procedures by accessing Alger’s website, http://www.alger.com or by calling toll-free, (800) 223-3810. Clients may obtain information about how the investment adviser voted proxies by calling toll-free, (800) 223-3810. These materials will be mailed to clients upon request.

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EAGLE ASSET MANAGEMENT, INC.

PROXY VOTING POLICY AND GUIDELINES

The exercise of proxy voting rights is an important element in the successful management of clients' investments. Eagle Asset Management recognizes its fiduciary responsibility to vote proxies solely in the best interests of both its ERISA and non-ERISA clients. We have therefore adopted the following proxy voting guidelines as a part of our overall goal of maximizing the growth of our clients' assets.

Eagle generally votes proxies in furtherance of the long-term economic value of the underlying securities. We consider each proxy proposal on its own merits, and we make an independent determination of the advisability of supporting or opposing management's position. We believe that the recommendations of management should be given substantial weight, but we will not support management proposals which we believe are detrimental to the underlying value of our clients' positions.

We usually oppose proposals which dilute the economic interest of shareholders, and we also oppose those that reduce shareholders' voting rights or otherwise limit their authority. With respect to takeover offers, Eagle calculates a "going concern" value for every holding. If the offer approaches or exceeds our value estimate, we will generally vote for the merger, acquisition or leveraged buy-out.

The following guidelines deal with a number of specific issues, particularly in the area of corporate governance. While they are not exhaustive, they do provide a good indication of Eagle's general approach to a wide range of issues. A list of Eagle’s detailed voting guidelines is attached as appendix A and incorporates routine and non-routine proxy issues. On occasion we may vote a proxy otherwise than suggested by the guidelines, but departures from the guidelines will be rare, and we will explain the basis for such votes in our reports to clients.

If you have any questions about these guidelines, or about how we voted, or may vote, on a particular issue, please contact our Compliance Department at 1-800-237-3101.

I.	Directors and Auditors

Eagle generally supports the management slate of directors, although we may withhold our votes if the board has adopted excessive anti-takeover measures. (App. R1)

We favor inclusion of the selection of auditors on the proxy as a matter for shareholder ratification. As a general rule, in the absence of any apparent conflict of interest, we will support management's selection of auditors. (App. R8)

II.	Corporate Governance

In the area of corporate governance, Eagle will generally support proxy measures which we believe tend to increase shareholder rights.

A.

Confidential Voting. We generally support proposals to adopt confidential voting and independent vote tabulation practices, which we believe lessen potential management pressure on shareholders and thus allow shareholders to focus on the merits of proxy proposals. (App S31)

B.

Greenmail. Unless they are part of anti-takeover provisions, we usually support anti-greenmail proposals because greenmail tends to discriminate against shareholders other than the greenmailer and may result in a decreased stock price. (App S23)

C.

Indemnification of Directors. We usually vote in favor of charter or by-law amendments which expand the indemnification of directors or limit their liability for breaches of care, because we believe such measures are important in attracting competent directors and officers. (App R4)

D.	Cumulative Voting Rights. We usually support cumulative voting as an effective method of guaranteeing minority representation on a board.(App N17, S24)

E.

Opt Out of Delaware. We usually support by-law amendments requiring a company to opt out of the Delaware takeover statute because it is undemocratic and contrary to the principle that shareholders should have the final decision on merger or acquisition. (App S15, S46)

F.

Increases in Common Stock. We will generally support an increase in common stock of up to three times the number of shares outstanding and scheduled to be issued, including stock options, provided the increase is not intended to implement a poison pill defense. (App R18)

Eagle generally votes against the following anti-takeover proposals, as we believe they diminish shareholder rights.

A.

Fair Price Amendments. We generally oppose fair price amendments because they may deter takeover bids, but we will support those that consider only a two year price history and are not accompanied by a supermajority vote requirement.(App N3)

B.	Classified Boards. We generally oppose classified boards because they limit shareholder control. (App N4)

C.

Blank Check Preferred Stock. We generally oppose the authorization of blank check preferred stock because it limits shareholder rights and allows management to implement anti-takeover policies without shareholder approval. (App N2)

D.	Supermajority Provisions. We usually oppose supermajority-voting requirements because they often detract from the majority's rights to enforce its will. (App N5, S32)

E.

Golden Parachutes. We generally oppose golden parachutes, as they tend to be excessive and self-serving, and we favor proposals which require shareholder approval of golden parachutes and similar arrangements. (App S18)

F.

Poison Pills. We believe poison pill defenses tend to depress the value of shares. Therefore, we will vote for proposals requiring (1) shareholder ratification of poison pills, (2) sunset provision for existing poison pills, and (3) shareholder vote on redemption of poison pills. (App N1)

G.	Reincorporation. We oppose reincorporation in another state in order to take advantage of a stronger anti-takeover statute. (App S15)

H.

Shareholder Rights. We oppose proposals which would eliminate, or limit, the rights of shareholders to call special meetings and to act by written consent because they detract from basic shareholder authority. (App S26-S30)

Eagle generally votes on other corporate governance issues as follows:

A.	Other Business. Absent any compelling grounds, we usually authorize management to vote in its discretion. (App R22)

B.	Differential Voting Rights. We usually vote against the issuance of new classes of stock with differential voting rights, because such rights can dilute the rights of existing shares. (App N27)

C.

Directors-Share Ownership. While we view some share ownership by directors as having a positive effect, we will usually vote against proposals requiring directors to own a specific number of shares. (App S5)

D.

Independent Directors. While we oppose proposals which would require that a board consist of a majority of independent directors, we may support proposals which call for some independent positions on the board. (App S11)

E.	Preemptive Rights. We generally vote against preemptive rights proposals, as they may tend to limit share ownership, and they limit management's flexibility to raise capital. (App N21, S25)

F.

Employee Stock Ownership Plans (ESOPs). We evaluate ESOPs on a case-by-case basis. We usually vote for unleveraged ESOPs if they provide for gradual accumulation of moderate levels of stock. For leveraged ESOPs, we examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for ESOP and number of shares held by insiders. We may also examine where the ESOP shares are purchased and the dilutive effect of the purchase. We vote against leveraged ESOPs if all outstanding loans are due immediately upon a change in control or if the ESOP appears to be primarily designed as an anti-takeover device. (App R21)

III.	Compensation and Stock Option Plans

We review compensation plan proposals on a case-by-case basis. We believe that strong compensation programs are needed to attract, hold and motivate good executives and outside directors, and so we generally tend to vote with management on these issues. However, if the proposals appear excessive, or bear no rational relation to company performance, we may vote in opposition.

With respect to compensation plans which utilize stock options or stock incentives, our analyses generally have lead us to vote with management. However, if the awards of options appear excessive, or if the plans reserve an unusually large percentage of the company's stock for the award of options, we may oppose them because of concerns regarding the dilution of shareholder value. Compensation plans that come within the purview of this guideline include long-range compensation plans, deferred compensation plans, long-term incentive plans, performance stock plans, and restricted stock plans and share option arrangements. (App N7)

IV.	Social Issues

Eagle has a fiduciary duty to vote on all proxy issues in furtherance of the long-term economic value of the underlying shares. Consistent with that duty, we have found that management generally analyzes such issues on the same basis, and so we generally support management's recommendations on social issue proposals. (App S40—S65)

Examples of proposals in this category include:

1.	Anti - Abortion.
2.	Affirmative Action.
3.	Animal Rights.
a.	Animal Testing.
b.	Animal Experimentation.
c.	Factory Farming.
4.	Chemical Releases.
5.	El Salvador.
6.	Environmental Issues.
a.	CERES Principles.
b.	Environmental Protection.
7.	Equal Opportunity.
8.	Discrimination.
9.	Government Service.
10.	Infant Formula.
11.	Israel.
12.	Military Contracts.
13.	Northern Ireland.
a.	MacBride Principles.
14.	Nuclear Power.
a.	Nuclear Waste.
b.	Nuclear Energy Business.
15.	Planned Parenthood Funding.
16.	Political Contributions.
17.	South Africa.
a.	Sullivan Principles.
18.	Space Weapons.
19.	Tobacco-Related Products.
20.	World Debt.
VII.

Conflicts of Interest

Investment advisers who vote client proxies may, from time to time, be faced with situations which present the adviser with a potential conflict of interest. For example, a conflict of interest could exist where Eagle, or an affiliate, provides investment advisory services, or brokerage or underwriting services, to a company whose management is soliciting proxies, and a vote against management could harm Eagle’s, or the affiliate’s, business relationship with that company. Potential conflicts of interest may also arise where Eagle has business or personal relationships with other proponents of proxy proposals, participants in proxy contests, or corporate directors or candidates for directorships.

Eagle addresses the potential conflict of interest issue primary by voting proxies in accordance with the predetermined set of Guidelines described above. With very few exceptions, Eagle’s proxy votes are cast as prescribed by our guidelines. On the rare occasion where a portfolio manager may recommend a vote contrary to Eagle’s Guidelines, Eagle’s Compliance Department will review the proxy issue and the recommended vote to ensure that the vote is cast in compliance with Eagle’s overriding obligation to vote proxies in the best interests of clients and to avoid conflicts of interest. By limiting the discretionary factor in the proxy voting process, Eagle is confident that potential conflicts of interest will not affect the manner in which proxy voting rights are exercised.

VIII.	Record Keeping

The following documents related to Proxy Voting are kept by Eagle Compliance in accordance with Rule 204-2 of the Investment Advisers Act.

•	Copy of each proxy statement received.
•	Record of each vote cast.
•	Copy of any documents created by Eagle that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.
•	Copy of each written client request for information on how Eagle voted proxies on behalf of the client.
•	Copy of all written responses by Eagle to client who requested (written or oral) information on how the Eagle voted proxies on behalf of the client.

Attached is appendix A which details Eagle’s proxy voting guidelines for Routine, Non-Routine and Non-Routine Shareholder proposals.

Fidelity Fund Proxy Voting Guidelines

February 2006

I.	General Principles

A.

Except as set forth herein, FMR will generally vote in favor of routine management proposals. FMR will generally oppose shareholder proposals that do not appear reasonably likely to enhance the economic returns or profitability of the portfolio company or to maximize shareholder value.

B.	Non-routine proposals will generally be voted in accordance with the guidelines.

C.

Non-routine proposals not covered by the following guidelines or other special circumstances will be evaluated on a case-by-case basis with input from the appropriate FMR analyst or portfolio manager, as applicable, subject to review by the General Counsel or Compliance Officer of FMR or the General Counsel of FMR Corp. A significant pattern of such proposals or other special circumstances will be referred to the Operations Committee or its designee.

D.

Voting of shares will be conducted in a manner consistent with the best interests of mutual fund shareholders as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Proxy Voting Guidelines; and (ii) voting will be done without regard to any other Fidelity companies’ relationship, business or otherwise, with that portfolio company.

E.

The FMR Investment & Advisor Compliance Department votes proxies. In the event an Investment & Advisor Compliance employee has a personal conflict with a portfolio company or an employee or director of a portfolio company, that employee will withdraw from making any proxy voting decisions with respect to that portfolio company. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity employee is acting solely in the best interests of Fidelity and its customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of Fidelity and its customers.

II.	Definitions (as used in this document)

A.	Large capitalization company – a company included in the Russell 1000 stock index.

B.	Small capitalization company – a company not included in the Russell 1000 stock index.

C.

Anti-takeover plan – includes fair price amendments; classified boards; “blank check” preferred stock; golden and tin parachutes; supermajority provisions; poison pills; and any other plan that eliminates or limits shareholder rights.

D.

Poison Pill Plan – a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Such Plans are generally designed to dilute the acquirer’s ownership and value in the event of a take-over.

E.

Golden parachute – accelerated options and/or employment contracts for officers and directors that will result in a lump sum payment of more than three times annual compensation (salary and bonus) in the event of termination following a change in control.

F.	Tin parachute – accelerated options and/or employment contracts for employees beyond officers and directors that will result in a lump sum payment in the event of termination.

G.	Sunset provision – a condition in a charter or plan that specifies an expiration date.

H.	Greenmail – payment of a premium to a raider trying to take over a company through a proxy contest or other means.

III.	Directors

A.	Incumbent Directors

FMR will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment.

FMR will also generally withhold authority on the election of directors if:

1.

An anti-takeover provision was introduced, an anti-takeover provision was extended, or a new anti-takeover provision was adopted upon the expiration of an existing anti-takeover provision, without shareholder approval except as set forth below.

With respect to poison pills, FMR will consider not withholding authority on the election of directors if all of the following conditions are met when a poison pill is introduced, extended, or adopted:

a.	The poison pill includes a sunset provision of less than 5 years;

b.	The poison pill is linked to a business strategy that will result in greater value for the shareholders; and

c.	Shareholder approval is required to reinstate the poison pill upon expiration.

FMR will also not consider withholding authority on the election of directors when one or more of the conditions above are not met if the board is willing to strongly consider seeking shareholder ratification of, or adding a sunset provision meeting the above conditions to, an existing poison pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FMR will withhold authority on the election of directors.

2.

The company refuses, upon request by FMR, to amend a Poison Pill Plan to allow Fidelity to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

3.

Within the last year and without shareholder approval, the company’s board of directors or compensation committee has repriced outstanding options held by officers and directors which, together with all other options repriced under the same stock option plan (whether held by officers, directors, or other employees) exceed 5% (for a large capitalization company) or 10% (for a small capitalization company) of the shares authorized for grant under the plan.

4.

The company failed to act in the best interests of shareholders when approving executive compensation, taking into account such factors as: (i) whether the company used an independent compensation committee; and (ii) whether the compensation committee engaged independent compensation consultants.

5.	The company made a commitment to FMR to resolve an agenda item that was inconsistent with FMR’s guidelines and management of the company has failed to act on that commitment.

B.	Indemnification

FMR will generally vote in favor of charter and by-law amendments expanding the indemnification of Directors and/or limiting their liability for breaches of care unless FMR is otherwise dissatisfied with the performance of management or the proposal is accompanied by anti-takeover measures.

C.	Independent Chairperson

FMR will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.

D.	Majority Director Elections

FMR will generally vote against shareholder proposals calling for a company to adopt a simple majority vote standard for the election of directors. However, FMR will consider supporting such proposals in limited cases if, based upon particular facts and circumstances, the adoption of a simple majority vote standard appears reasonably likely to enhance shareholder returns and there are no risks to the ongoing operation of the company if adopted.

IV.	Compensation

A.	Equity Award Plans (including stock options, restricted stock awards, and other stock awards)

FMR will generally vote against Equity Award Plans or amendments to authorize additional shares under such plans if:

1.

(a) The dilution effect of the shares authorized under the plan, plus the shares reserved for issuance pursuant to all other stock plans, is greater than 10% (for large capitalization companies) or 15% (for small capitalization companies) and (b) there were no circumstances specific to the company or the plans that lead FMR to conclude that the level of dilution in the Plan or the amendments is acceptable.

2.

In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the Board/Committee has repriced options outstanding under the plan in the past 2 years.

However, option repricing may be acceptable if all of the following conditions, as specified by the plan's express terms or board resolution, are met:

a.

The repricing is rarely used and, when used, is authorized by a compensation committee composed entirely of independent directors to fulfill a legitimate corporate purpose such as retention of a key employee;

b.	The repricing is limited to no more than 5% (large capitalization company) or 10% (small capitalization company) of the shares currently authorized for grant under the plan.

3.

The Board may materially alter the plan without shareholder approval, including by increasing the benefits accrued to participants under the plan; increasing the number of securities which may be issued under the plan; modifying the requirements for participation in the plan; or including a provision allowing the Board to lapse or waive restrictions at its discretion.

4.	The granting of awards to non-employee directors is subject to management discretion.

5.	In the case of stock awards, the restriction period, or holding period after exercise, is less than 3 years for non-performance-based awards, and less than 1 year for performance-based awards.

FMR will consider approving an Equity Award Plan or an amendment to authorize additional shares under such plan if, without complying with guidelines 2(a), 3, and 4 immediately above, the following two conditions are met:

1.	The shares are granted by a compensation committee composed entirely of independent directors; and

2.	The shares are limited to 5% (large capitalization company) and 10% (small capitalization company) of the shares authorized for grant under the plan.

B.	Equity Exchanges and Repricing

FMR will generally vote in favor of a management proposal to exchange shares or reprice outstanding options if the proposed exchange or repricing is consistent with the interests of shareholders, taking into account such factors as:

1.	Whether the proposal excludes senior management and directors;

2.	Whether the equity proposed to be exchanged or repriced exceeded FMR’s dilution thresholds when initially granted;

3.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;

4.	The company’s relative performance compared to other companies within the relevant industry or industries;

5.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and

6.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.

C.	Employee Stock Purchase Plans

FMR will generally vote against employee stock purchase plans if the plan violates any of the criteria in section IV(A) above, except that the minimum stock purchase price may be equal to or greater than 85% of the stock's fair market value if the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FMR may permit a lower minimum stock purchase price equal to the prevailing “best practices” in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock’s fair market value.

D.	Employee Stock Ownership Plans (ESOPs)

FMR will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FMR may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FMR may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FMR will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.

E.	Executive Compensation

FMR will generally vote against management proposals on stock-based compensation plans or other compensation plans if such proposals are inconsistent with the interests of shareholders, taking into account such factors as: (i) whether the company has an independent compensation committee; and (ii) whether the compensation committee has authority to engage independent compensation consultants.

V.	Anti-Takeover Plans

FMR will generally vote against a proposal to adopt or approve the adoption of an anti-takeover plan unless:

A.	The proposal requires that shareholders be given the opportunity to vote on the adoption of anti-takeover provision amendments.

B.	The anti-takeover plan includes the following:

1.	the board has adopted an anti-takeover plan with a sunset provision of no greater than 5 years;

2.	the anti-takeover plan is linked to a business strategy that is expected to result in greater value for the shareholders;

3.	shareholder approval is required to reinstate the anti-takeover plan upon expiration;

4.	the anti-takeover plan contains a provision suspending its application, by shareholder referendum, in the event a potential acquirer announces a bona fide offer, made for all outstanding shares; and

5.	the anti-takeover plan allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities and of any class of voting securities.

C.	It is an anti-greenmail proposal that does not include other anti-takeover provisions.

D.	It is a fair price amendment that considers a two-year price history or less.

FMR will generally vote in favor of proposals to eliminate anti-takeover plans. In the case of proposals to declassify a board of directors, FMR will generally vote against such a proposal if the issuer’s Articles of Incorporation or applicable statutes include a provision whereby a majority of directors may be removed at any time, with or without cause, by written consent, or other reasonable procedures, by a majority of shareholders entitled to vote for the election of directors.

VI.	Capital Structure / Incorporation

A.	Increases in Common Stock

FMR will generally vote against a provision to increase a Company’s common stock if such increase is greater than 3 times outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase of up to 5 times is generally acceptable.

B.	New Classes of Shares

FMR will generally vote against the introduction of new classes of stock with differential voting rights.

C.	Cumulative Voting Rights

FMR will generally vote in favor of introduction and against elimination of cumulative voting rights where this is determined to enhance portfolio interests of minority shareholders.

D.	Acquisition or Business Combination Statutes

FMR will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.

E.	Incorporation or Reincorporation in Another State or Country

FMR will generally vote against shareholder proposals calling for or recommending that a portfolio company reincorporate in the United States and vote in favor of management proposals to reincorporate in a jurisdiction outside the United States if (i) it is lawful under United States, state and other applicable law for the company to be incorporated under the laws of the relevant foreign jurisdiction and to conduct its business and (ii) reincorporating or maintaining a domicile in the United States would likely give rise to adverse tax or other economic consequences detrimental to the interests of the company and its shareholders. However, FMR will consider supporting such shareholder proposals and opposing such management proposals in limited cases if, based upon particular facts and circumstances, reincorporating in or maintaining a domicile in the relevant foreign jurisdiction gives rise to significant risks or other potential adverse consequences that appear reasonably likely to be detrimental to the interests of the company or its shareholders.

VII.	Auditors

A.

FMR will generally vote against shareholder proposals calling for or recommending periodic rotation of a portfolio company’s auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the selection of the company’s auditor.

B.

FMR will generally vote against shareholder proposals calling for or recommending the prohibition or limitation of the performance of non-audit services by a portfolio company’s auditor. FMR will also generally vote against shareholder proposals calling for or recommending removal of a company’s auditor due to, among other reasons, the performance of non-audit work by the auditor. FMR will consider voting for such proposals in limited cases if, based upon particular facts and circumstances, a company’s board of directors and audit committee clearly appear to have failed to exercise reasonable business judgment in the oversight of the performance of the auditor of audit or non-audit services for the company.

VIII.	Other

A.	Voting Process

FMR will generally vote in favor of proposals to adopt Confidential Voting and Independent Vote Tabulation practices.

B.	Regulated Industries

Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry’s regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no Fund or group of Funds has acquired control of such organization.

FRANKLIN ADVISORY SERVICES, LLC

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF ADVISER TO VOTE PROXIES

Franklin Advisory Services, LLC (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

HOW ADVISER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a situation may arise where one affiliate makes a voting decision on a company's proxy without the knowledge that another affiliate manages that company's retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

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Weight Given Management Recommendations

One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Compliance Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Adviser has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Adviser reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Adviser may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

ADVISER’S PROXY VOTING POLICIES AND PRINCIPLES

Adviser's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser's organization, including portfolio management, legal counsel, and Adviser's officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

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The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. Adviser will review the issue of separating Chairman and CEO positions on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Adviser generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Adviser will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 5% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose "golden parachutes" that are considered excessive. Adviser will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority

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voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

Changes to Capital Structure: Adviser realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion with regard to social, environmental and ethical issues although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser's proxy voting decisions for international investments. However, Adviser must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (“CSA”). In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares.

Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further

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information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

1.

The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Adviser. The Proxy Group will periodically review and update this list.

2.

All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client’s holdings of the securities and that the client is eligible to vote.

3.

The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.

In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

6.

After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

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7.

The Proxy Group will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

8.

The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9.

If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

10.

The Proxy Group, in conjunction with Legal Compliance Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

11.

The Proxy Group, in conjunction with Legal Compliance Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.

12.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13.

The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

14.

The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if

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practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15.	Periodically, the Proxy Group will verify that:
•	All annual proxies for the securities held by Advisory Clients have been received;
•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;
•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-847-2268, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. The proxy voting records for Canadian mutual fund products will be available no later than August 31, 2006 at www.franklintempleton.ca. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of February 7, 2006

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FRANKLIN ADVISERS, INC.

PROXY VOTING POLICIES & PROCEDURES

RESPONSIBILITY OF ADVISER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter "Adviser") has delegated its administrative duties with respect to voting proxies to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Adviser) that has either delegated proxy voting administrative responsibility to Adviser or has asked for information on the issues to be voted. The Proxy Group will process proxy votes on behalf of, and Adviser votes proxies solely in the interests of, separate account clients, Adviser-managed mutual fund shareholders, or, where employee benefit plan assets are involved, in the interests of the plan participants and beneficiaries (collectively, "Advisory Clients") that have properly delegated such responsibility or will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Adviser's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Adviser.

HOW ADVISER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon Adviser's instructions and/or policies. To assist it in analyzing proxies, Adviser subscribes to Institutional Shareholder Services ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, record keeping and vote disclosure services. In addition, Adviser subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, Adviser does not consider recommendations from ISS, Glass Lewis, or any other third party to be determinative of Adviser's ultimate decision. As a matter of policy, the officers, directors and employees of Adviser and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest

All conflicts of interest will be resolved in the interests of the Advisory Clients. Adviser is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, a situation may arise where one affiliate makes a voting decision on a company's proxy without the knowledge that another affiliate manages that company's retirement plan or other assets. In situations where Adviser perceives a material conflict of interest, Adviser may disclose the conflict to the relevant Advisory Clients; defer to the voting recommendation of the Advisory Clients, ISS, Glass Lewis, or those of another independent third party provider of proxy services; send the proxy directly to the relevant Advisory Clients for a voting decision; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Advisory Clients.

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Weight Given Management Recommendations

One of the primary factors Adviser considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that Adviser considers in determining how proxies should be voted. However, Adviser does not consider recommendations from management to be determinative of Adviser's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and Adviser will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Compliance Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from ISS, Glass Lewis, or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by Adviser's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the meeting notice, agenda, ISS and/or Glass Lewis analyses, recommendations and any other available information. Adviser's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, ISS and/or Glass Lewis analyses, their knowledge of the company and any other information readily available. The Proxy Group must obtain voting instructions from Adviser's research analyst, relevant portfolio manager(s) and/or legal counsel prior to submitting the vote.

GENERAL PROXY VOTING GUIDELINES

Adviser has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, Adviser reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal will be considered based on the relevant facts and circumstances. Adviser may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

ADVISER’S PROXY VOTING POLICIES AND PRINCIPLES

Adviser's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Adviser's organization, including portfolio management, legal counsel, and Adviser's officers. The Board of Directors of Franklin Templeton’s U.S.-registered mutual funds will approve the proxy voting policies and procedures annually.

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The following guidelines reflect what Adviser believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Adviser supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Adviser will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Adviser will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Adviser will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. Adviser evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Adviser generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Adviser will give careful review on a case-by-case basis of the potential ramifications of such implementation.

Ratification of Auditors: In light of several high profile accounting scandals, Adviser will closely scrutinize the role and performance of auditors. On a case-by-case basis, Adviser will examine proposals relating to non-audit relationships and non-audit fees. Adviser will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Adviser reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Adviser will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Adviser will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although Adviser will generally oppose "golden parachutes" that are considered excessive. Adviser will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

Anti-Takeover Mechanisms and Related Issues: Adviser generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Adviser conducts an independent review of each anti-takeover proposal. On occasion, Adviser may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. Adviser generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. Adviser will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. Adviser will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Adviser generally opposes any supermajority

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voting requirements as well as the payment of "greenmail." Adviser usually supports "fair price" provisions and confidential voting.

Changes to Capital Structure: Adviser realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Adviser will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Adviser will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Adviser will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Adviser will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and Corporate Policy Issues: As a fiduciary, Adviser is primarily concerned about the financial interests of its Advisory Clients. Adviser will generally give management discretion with regard to social, environmental and ethical issues although Adviser may vote in favor of those issues that are believed to have significant economic benefits or implications.

Global Corporate Governance: Adviser manages investments in countries worldwide. Many of the tenets discussed above are applied to Adviser's proxy voting decisions for international investments. However, Adviser must be flexible in these worldwide markets and must be mindful of the varied market practices of each region. As experienced money managers, Adviser's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to applicable rules and regulations, including those of the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (“CSA”). In addition, Adviser understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, Adviser will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which Adviser cannot vote proxies. For example, if the cost of voting a foreign proxy outweighs the benefit of voting, the Proxy Group may refrain from processing that vote. Additionally, the Proxy Group may not be given enough time to process the vote. For example, the Proxy Group, through no fault of their own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda. In addition, if Adviser has outstanding sell orders, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although Adviser may hold shares on a company's record date, should it sell them prior to the company's meeting date, Adviser ultimately may decide not to vote those shares.

Adviser may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further

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information included in the proxy materials, Adviser may vote against the item to send a message to the company that if it had provided additional information, Adviser may have voted in favor of that item. Adviser may also enter an "abstain" vote on the election of certain directors from time to time based on individual situations, particularly where Adviser is not in favor of electing a director and there is no provision for voting against such director.

The following describes the standard procedures that are to be followed with respect to carrying out Adviser's proxy policy:

1.

The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority to the Adviser. The Proxy Group will periodically review and update this list.

2.

All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded immediately by the Proxy Group in a database to maintain control over such materials. The Proxy Group will confirm each relevant Advisory Client’s holdings of the securities and that the client is eligible to vote.

3.

The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst and/or legal counsel for review and voting instructions.

4.

In determining how to vote, Adviser's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations put forth by ISS, Glass Lewis, or other independent third party providers of proxy services.

5.

The Proxy Group is responsible for maintaining the documentation that supports Adviser's voting position. Such documentation will include, but is not limited to, any information provided by ISS, Glass Lewis, or other proxy service providers, and, especially as to non-routine, materially significant or controversial matters, memoranda describing the position it has taken, why that position is in the best interest of its Advisory Clients (including separate accounts such as ERISA accounts as well as mutual funds), an indication of whether it supported or did not support management and any other relevant information. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel.

6.

After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

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7.

The Proxy Group will attempt to submit Adviser's vote on all proxies to ISS for processing at least three days prior to the meeting for U.S. securities and 10 days prior to the meeting for foreign securities. However, in certain foreign jurisdictions it may be impossible to return the proxy 10 days in advance of the meeting. In these situations, the Proxy Group will use its best efforts to send the proxy vote to ISS in sufficient time for the vote to be lodged.

8.

The Proxy Group prepares reports for each client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the client, retains a copy in the client's file and forwards a copy to the appropriate portfolio manager. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by a client.

9.

If the Proxy Group learns of a vote on a material event that will affect a security on loan, the Group will notify Adviser and obtain instructions regarding whether Adviser desires the Franklin Templeton Services, LLC Fund Treasury Department to contact the custodian bank in an effort to retrieve the securities. If so requested by Adviser, the Proxy Group shall use its best efforts to call such loans or use other practicable and legally enforceable means to ensure that Adviser is able to fulfill its fiduciary duty to vote proxies for Advisory Clients with respect to such loaned securities.

10.

The Proxy Group, in conjunction with Legal Compliance Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to investment company clients, disclose that its proxy voting record is available on the web site, and will make available the information disclosed in its Form N-PX as soon as is reasonable practicable after filing Form N-PX with the SEC.

11.

The Proxy Group, in conjunction with Legal Compliance Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the investment company clients is made in such clients’ financial statements and disclosure documents.

12.	The Proxy Group will review the guidelines of ISS and Glass Lewis, with special emphasis on the factors they use with respect to proxy voting recommendations.

13.

The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning.

14.

The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if

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practicable will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

15.	Periodically, the Proxy Group will verify that:
•	All annual proxies for the securities held by Advisory Clients have been received;
•	Each proxy or a sample of proxies received has been voted in a manner consistent with these Procedures and the Proxy Voting Guidelines;
•	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted; and timely filings were made with applicable regulators related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-847-2268, or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Advisory Clients may review Adviser's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. The proxy voting records for Canadian mutual fund products will be available no later than August 31, 2006 at www.franklintempleton.ca. The Proxy Group will periodically review web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Adviser are available as required by law and is responsible for overseeing the filing of such policies, procedures and mutual fund voting records with the SEC, the CSA and other applicable regulators.

As of January 3, 2006

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Policy on Proxy Voting for Investment Advisory Clients

POLICY ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS

Goldman Sachs Asset Management (“GSAM”) has adopted the policies and procedures set out below regarding the voting of proxies on securities held in client accounts (the “Policy”). These policies and procedures are designed to ensure that where GSAM has the authority to vote proxies, GSAM complies with its legal, fiduciary, and contractual obligations.

A.	Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that (i) favor proposals that tend to maximize a company’s shareholder value and (ii) are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

B.	Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities, we follow the Institutional Shareholder Services (“ISS”) Standard Proxy Voting Guidelines (the “Guidelines”), except in circumstances as described below. The Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the Guidelines often do not direct a particular voting outcome, but instead identify factors ISS considers in determining how the vote should be cast. A summary of the Guidelines is attached as Appendix A.

In connection with each proxy vote, ISS prepares a written analysis and recommendation (an “ISS Recommendation”) that reflects ISS’s application of Guidelines to the particular proxy issues. Where the Guidelines do not direct a particular response and instead list relevant factors, the ISS Recommendation will reflect ISS’s own evaluation of the factors. As explained more fully below, however, each GSAM equity portfolio management team (“Portfolio Management Team”) may on any particular proxy vote decide to diverge from the Guidelines or an ISS Recommendation. In such cases, our procedures require: (i) the requesting Portfolio Management Team to set forth the reasons for their decision; (ii) the approval of the Local Chief Investment Officer for the requesting Portfolio Management Team; (iii) notification to the Global Chief Investment Officer and other appropriate GSAM

_________________________

 For purposes of this Policy, “GSAM” refers, collectively, to the Goldman Sachs Asset Management unit of Goldman, Sachs & Co.’s Investment Management Division; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; and Goldman Sachs Princeton LLC.

October 2003	Page 1

Policy on Proxy Voting for Investment Advisory Clients

personnel; (iv) a determination that the decision is not influenced by any conflict of interest; and (v) the creation of a written record reflecting the process.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. Portfolio Management Teams base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Senior management of GSAM periodically reviews this Policy, including our use of the Guidelines, to ensure it continues to be consistent with our guiding principles.

1.	Implementation by Portfolio Management Teams
(a)	General Overview

While it is GSAM’s policy generally to follow the Guidelines and the ISS Recommendations, the active-equity and quantitative-equity Portfolio Management Teams have developed different approaches for using the Guidelines and ISS Recommendations in light of their different investment philosophies and processes.

(b)	Active Equity

Our active-equity Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. Therefore, on a case-by-case basis and subject to the approval process described above, each active-equity Portfolio Management Team may vote differently from the Guidelines or a particular ISS Recommendation. In forming their views on particular matters, our active-equity Portfolio Management Teams are permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and ISS Recommendations.

In our active-equity investment research process, responsibility for analyzing corporate board structures and the corporate governance practices of portfolio companies in Accordingly, each active-equity Portfolio Management Team is charged with performing these functions for the portfolio companies as part of the team’s research efforts.

As part of that research process, each active-equity Portfolio Management Team has regular internal research meetings to discuss the companies held in a particular team’s investment portfolio. Among the topics that may be discussed at these meetings are issues pertaining to a portfolio company’s record and policies on corporate governance practices that may affect shareholder value.

Each active-equity Portfolio Management Team determines how to allocate responsibility for analyzing corporate governance issues and proxy voting decisions among the team’s members. Under each arrangement, the work related to proxy voting is integrated into our research process. Each active-equity Portfolio Management Team remains responsible for ensuring that corporate governance issues are analyzed and proxy votes are cast in a manner consistent with our guiding principles.

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Policy on Proxy Voting for Investment Advisory Clients

(c)	Quantitative Equity

Our quantitative-equity Portfolio Management Teams, by contrast, have decided to follow the Guidelines and ISS Recommendations exclusively, based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as the evaluation of ISS’s services and methodology in analyzing shareholder and corporate governance matters. Nevertheless, our quantitative-equity Portfolio Management Teams retain the authority to revisit this position, with respect to both their general approach to proxy voting (subject to the approval of GSAM senior management) and any specific shareholder vote (subject to the approval process described above).

2.	Use of Third-Party Service Providers

We utilize independent service providers, such as ISS, to assist us in developing substantive proxy voting positions. ISS also updates and revises the Guidelines on a periodic basis, and any such revisions are reviewed by GSAM to determine whether they are consistent with our guiding principles. In addition, ISS assists us in the proxy voting process by providing operational, recordkeeping and reporting services.

GSAM’s decision to retain ISS to perform the services described in this Policy is based principally on the view the services ISS provides will result in proxy voting decisions that are consistent with our guiding principles. GSAM management is responsible for reviewing our relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS to assist us in satisfying our proxy voting responsibilities.

GSAM may hire other service providers to replace or supplement ISS with respect to any of the services GSAM currently receives from ISS. In addition, individual Portfolio Management Teams may supplement the information and analyses ISS provides from other sources.

3.	Conflicts of Interest

Pursuant to this Policy, GSAM has implemented procedures designed to prevent conflicts of interest from influencing its proxy voting decisions. These procedures include our use of the Guidelines and ISS Recommendations. Proxy votes cast by GSAM in accordance with the Guidelines and ISS Recommendations will not present any conflicts of interest because GSAM casts such votes in accordance with a pre-determined policy based upon the recommendations of an independent third party.

Our procedures also prohibit the influence of conflicts of interest where an active-equity Portfolio Management Team decides to vote against an ISS Recommendation. In general, conflicts of interest between GSAM and other businesses within Goldman Sachs should not affect GSAM in light of the information barrier policies separating GSAM from those other businesses. In addition, in any particular case, the approval process for a decision to vote against an ISS Recommendation, as described above, includes an inquiry into potential conflicts of interest, and GSAM senior management will not approve decisions that are based on the influence of such conflicts.

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Policy on Proxy Voting for Investment Advisory Clients

C.	Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant portfolio managers based on their assessment of the particular transactions or other matters at issue.

D.	External Managers

Where GSAM places client assets with managers outside of GSAM, whether through separate accounts, funds-of-funds or other structures, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. GSAM may, however, retain such responsibilities where it deems appropriate.

E.	Client Direction

Clients may choose to vote proxies themselves, in which case they must arrange for their custodians to send proxy materials directly to them. GSAM can also accommodate individual clients that have developed their own guidelines with ISS or another proxy service. Clients may also discuss with GSAM the possibility of receiving individualized reports or other individualized services regarding proxy voting conducted on their behalf.

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Policy on Proxy Voting for Investment Advisory Clients

APPENDIX A

ISS STANDARD PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of the ISS Standard Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Investment Advisory Clients (“Policy”) with respect to public equity investments. As described in the main body of the Policy, GSAM may diverge from the Guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

A.	Auditors

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent,
•	Fees for non-audit services are excessive, or
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.
B.	Board of Directors
1.	Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors: independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance, responsiveness to shareholder proposals, any egregious board actions, and any excessive non-audit fees or other potential auditor conflicts.

2.	Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

3.	Independent Chairman (Separate Chairman/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

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Policy on Proxy Voting for Investment Advisory Clients

4.	Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’s definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

C.	Shareholder Rights
1.	Shareholder Ability to Act by Written Consent

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

2.	Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

3.	Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

4.	Cumulative Voting

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company’s other governance provisions.

5.	Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

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Policy on Proxy Voting for Investment Advisory Clients

D.	Proxy Contests
1.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management’s track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

2.	Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

E.	Poison Pills

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill and management proposals to ratify a poison pill.

F.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

G.	Reincorporation Proposals

Proposals to change a company’s state of incorporation should be evaluated on a CASE - BY- CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

H.	Capital Structure
1.	Common Stock Authorization

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed or if a company’s ability to continue to operate as a going concern is uncertain.

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Policy on Proxy Voting for Investment Advisory Clients

2.	Dual-class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder
I.	Executive and Director Compensation

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission’s rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders’ equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

1.	Management Proposals Seeking Approval to Reprice Options

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation
2.	Employee Stock Purchase Plans

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and

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Policy on Proxy Voting for Investment Advisory Clients

•	Potential voting power dilution is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

3.	Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

J.	Social and Environmental Issues

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors go into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

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IV.	Compliance Policy and Procedures
5.	Proxy Voting

J.P. Morgan Investment Management Inc. (“JPMIM”)

Compliance Policy

Regulatory Category:	Proxy Voting

Issue:

•	Advisers are fiduciaries and must act in their clients’ best interest with respect to functions undertaken on behalf of clients, including proxy voting activities.
•

Advisers must have written policies and procedures regarding how proxies are voted. The policies and procedures should include procedures intended to prevent material conflicts of interest from affecting the manner in which proxies are voted.

•	JPMIM has adopted written policies and procedures that address how proxies are voted and how this information can be obtained by clients.

Applicable Regulation:

•	Investment Advisers Act of 1940: Rule 206(4)-6

Summary of Regulatory Requirements:

1.	An adviser must adopt and implement written policies and procedures reasonably designed to ensure that:
a.	proxies are voted in the best interest of their clients;
b.	conflicts are identified and handled appropriately; and
c.	fiduciary obligations are fulfilled.
2.	An adviser must disclose to a client how they may obtain information on how proxies are voted for securities held for that client’s account.
3.	An adviser must disclose to clients information about proxy voting policies and procedures and how they may obtain the policies and procedures.

Activities Conducted by JPMIM to Satisfy Regulatory Requirements:

•

JPMIM seeks to have each investment management agreement set forth whether JPMIM or the client is responsible for voting proxies. If JPMIM is responsible, it is JPMIM’s obligation to vote proxies in the best interests of the client.

•	Investment personnel are principally responsible for determining how to vote individual proxies in accordance with the JPMorgan Asset Management Proxy Voting Procedures and Guidelines.
•

It is the policy of JPMIM to vote all proxies received on stock held in portfolios over which JPMIM has discretionary management and proxy voting authority, unless JPMIM determines that it is not in the best interests of the client to vote any particular proxy.

•

JPMIM has established the role of a Proxy Administrator to oversee the proxy voting process. The Proxy Administrator monitors recommendations from the outside proxy services, escalates issues to appropriate investment professionals, and confirms the outside service’s recommendation with the appropriate investment professional.

•

Investment personnel, which may include Corporate Governance Specialists*, analyze issues to determine if of any direct or indirect conflicts regarding proxy voting exists, and if any conflict is identified the matter is referred to the Proxy Administrator.

•

To oversee the proxy voting process on an on-going basis, a Proxy Committee has been established that meets at least semi-annually. The Committee is composed of the Proxy Administrator and senior officers from among the Investment, Legal, Compliance and Risk Management Departments.

•

The primary functions of the Proxy Committee is to periodically review general proxy voting matters; review and approve the JPMorgan Asset Management Proxy Voting Procedures and Guidelines annually; and provide advice and recommendations on general proxy voting matters as well as on specific voting issues to be implemented.

•

To assist JPMIM investment personnel with proxy voting proposals, independent proxy voting services are retained. The services may assist with such items as: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; voting all proposals that are clearly covered in the JPMorgan Asset Management Proxy Voting Procedures and Guidelines; providing JPMIM with a comprehensive analysis of each proxy proposal; and providing JPMIM with recommendations on how to vote each proxy proposal based on JPMorgan Asset Management Proxy Voting Procedures and Guidelines.

•

In situations in which the JPMorgan Asset Management Proxy Voting Procedures and Guidelines are silent or recommend a case by case analysis, the Proxy Administrator will forward the proxy voting services voting recommendations to the appropriate investment professional. The investment professional will determine if recommendations provided should be accepted.

•

If a material conflict of interest is identified by the Proxy Administrator, investment professional, or Corporate Governance Specialist for the particular proxy vote, it is the responsibility of the Proxy Administrator to convene a subset of the Proxy Committee to review and determine what action should be taken, including the possibility of retaining an independent third party to exercise fiduciary responsibility in voting.

•

An investment professional may override the recommendation of the proxy service and/or the normal JPMIM policy position, if special circumstances apply. If so, certification by the investment professional is required and must include: a written analysis supporting their recommendation, confirmation that the Safeguard Policy and Information Barriers Policies were not violated, and a statement that there is not a conflict of interest.

•	The Proxy Administrator’s duties include reviewing overrides and determining if they should be referred to the Proxy Committee for review.
•	The Compliance Department verifies that JPMIM’s ADV contains appropriate disclosure on how to obtain the Proxy Voting Policy and Guidelines and voting records.
•	Following a request from a client to their Client Service Manager, the Proxy Voting Policy and Guidelines will be transmitted to the client.
•	JPMIM clients can obtain voting records for their portfolio.
•	The Proxy Administrator utilizes an automated system to communicate, track and store the relevant data regarding the proxy voting process.
•	JPMIM will maintain proxy voting records in an easily accessible place for seven (7) years, the first two years on-site in a readily accessible location.

Areas of Responsibility

•	Portfolio Management
•	Client Service Management
•	Legal and Compliance Departments
•	Risk Management
•	Analysts
•	Proxy Administrator
•	Proxy Committee
•	Corporate Governance Specialists

Applicable Policies

•	Conflicts of Interest
•	JPMorgan Asset Management Safeguard and Information Barrier Policy
•	JPMorgan Asset Management Proxy Voting Procedures and Guidelines

*Please note: For international markets, where market practices vary widely and where independent proxy voting services are less-well developed, all voting decisions are made on a case-by-case basis by Corporate Governance Specialists in conjunction with investment professionals, based exclusively on the principles contained in the JPMIM Proxy Voting Guidelines, as opposed to the recommendations of third-party agencies on their interpretation of JPMIM Proxy Voting Guidelines.

LAZARD ASSET MANAGEMENT LLC

Proxy Voting

Policy:

As a fiduciary, LAM is obligated to vote proxies in the best interests of its clients. LAM has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. LAM has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of the Policy.

LAM manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, LAM's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, LAM must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Procedures:

Administration and Implementation of Proxy Voting Process. LAM's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to LAM's Chief Operating Officer. Oversight of the process is provided by LAM's Legal/Compliance Department and by a Proxy Committee consisting of senior LAM officers. To assist it in its proxy-voting responsibilities, LAM currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides LAM with its independent analysis and recommendation regarding virtually every proxy proposal that LAM votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

LAM's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that LAM should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. LAM believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with LAM's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

1

February 2006

Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for LAM. Should the appearance of such a conflict exist, LAM will seek to alleviate the conflict by voting consistent with an Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services ("ISS"). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, LAM will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, LAM will follow the recommendation of ISS's Proxy Advisor Service.

Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. LAM's Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund's annual and semi-annual report to shareholders and in its Statement of Additional Information ("SAI"), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC's website. The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

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Summary of Mellon

Capital Management

Proxy Voting Policy

and Procedures

Adviser, through its participation on Mellon’s Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Adviser seeks to act solely in the best financial and economic interest of the applicable client. Adviser will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. Adviser generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Adviser will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Adviser will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Adviser recognizes its duty to vote proxies in the best interests of its clients. Adviser seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Adviser and its affiliates engage a third party as an independent fiduciary to vote all proxies for Mellon Financial Corporation securities and affiliated mutual fund securities.

Adviser will furnish a copy of its Proxy Voting Policy, any related procedures, and its voting guidelines to each advisory client upon request. Upon request, Adviser will also disclose to an advisory client the proxy voting history for its account after the votes have been recorded.

June 24, 2003

Mellon Capital

Management

Corporation

Proxy Voting Policy

(Approved 08/20/2004)

SCOPE OF POLICY

This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation (“Mellon”), the investment companies advised by such subsidiaries (the “Funds”), and the banking subsidiaries of Mellon (Mellon’s investment advisory and banking subsidiaries are hereinafter referred to individually as a “Subsidiary” and collectively as the “Subsidiaries”).

FIDUCIARY DUTY

We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

LONG-TERM PERSPECTIVE

We recognize that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

LIMITED ROLE OF SHAREHOLDERS

We believe that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

ANTI-TAKEOVER PROPOSALS

We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

“SOCIAL” ISSUES

On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues.

Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

PROXY VOTING PROCESS

Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the “Committee”), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

MATERIAL CONFLICTS OF INTEREST

We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

SECURITIES LENDING

We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

RECORDKEEPING

We will keep, or cause our agents to keep, the records for each voting proposal required by law.

DISCLOSURE

We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

OPPENHEIMERFUNDS, INC.

OPPENHEIMER FUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of December 5, 2005)

These Portfolio Proxy Voting Policies and Procedures, which include the attached “OppenheimerFunds Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. (“OFI”) in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI (“Fund(s)”).

A.	Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the “OFI Fund Board(s)”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards (“Sub-Advised Funds”). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the “Tremont Funds”) and invest their assets primarily in underlying private investment partnerships and similar investment vehicles (“portfolio funds”). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds’ interests (or shares) in those underlying portfolio funds are not considered to be “voting securities” and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B.	Proxy Voting Committee

OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards’ next regularly scheduled meetings.

The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C.	Administration and Voting of Portfolio Proxies
1.	Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.

2.	Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI’s and the Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3.	Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:

•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

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•	an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;
•	a company that is a significant selling agent of OFI’s products and services solicits proxies;
•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or
•	OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI’s voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

•

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

•

If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

•

If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4.	Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.” Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an

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affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5.	Securities Lending Programs

The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.	Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the “Fund of Funds”). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called “mirror” or “echo” voting).

D.	Fund Board Reports and Recordkeeping
OFI will prepare periodic reports for submission to the Board describing:

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any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:

•	these Policies and Procedures, as amended from time to time;

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•	Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;
•	Records of written client requests for proxy voting information and any written responses of OFI to such requests; and
•	Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.
E.	Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.

F.	Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

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APPENDIX A

Oppenheimer Funds Portfolio Proxy Voting Guidelines

1.	OPERATIONAL ITEMS

1.1	Amend Quorum Requirements.
•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

1.2	Amend Minor Bylaws.
•	Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

1.3	Change Company Name.
•	Vote WITH Management

1.4	Change Date, Time, or Location of Annual Meeting.
•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.5	Transact Other Business.
•	Vote AGAINST proposals to approve other business when it appears as voting item.

AUDITORS

1.6	Ratifying Auditors
•	Vote FOR Proposals to ratify auditors, unless any of the following apply:
•	An auditor has a financial interest in or association with the company, and is therefore not independent.
•	Fees for non-audit services are excessive.
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
•	Vote AGAINST shareholder proposals asking for audit firm rotation.
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

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•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees
•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
o	Composition of the board and key board committees
o	Attendance at board meetings
o	Corporate governance provisions and takeover activity
o	Long-term company performance relative to a market index
o	Directors’ investment in the company
o	Whether the chairman is also serving as CEO
o	Whether a retired CEO sits on the board

•	WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:
•	Attend less than 75% of the board and committee meetings without a valid excuse.
•	Implement or renew a dead-hand or modified dead-hand poison pill
•	Ignore a shareholder proposal that is approved by a majority of the shares outstanding.
•	Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.
•	Failed to act on takeover offers where the majority of the shareholders tendered their shares.
•	Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.
•	Are audit committee members; and the non-audit fees paid to the auditor are excessive.
•	Enacted egregious corporate governance policies or failed to replace management as appropriate.
•	Are inside directors or affiliated outside directors; and the full board is less than majority independent.
•	Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board
•	Sit on more than six public company boards.

•	Additionally, the following should result in votes being WITHHELD (except from new nominees):
•	If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

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•

If the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size
•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.
•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board
•	Vote AGAINST proposals to classify the board.
•

Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

2.4	Cumulative Voting
•	Vote FOR proposal to eliminate cumulative voting.

2.5	Require Majority Vote for Approval of Directors
•	Vote AGAINST proposal to require majority vote approval for election of directors

2.6	Director and Officer Indemnification and Liability Protection
•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
•	Vote FOR proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.
•

Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

•	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and
•	Only if the director’s legal expenses would be covered.

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2.7	Establish/Amend Nominee Qualifications
•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
•	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8	Filling Vacancies/Removal of Directors.
•	Vote AGAINST proposals that provide that directors may be removed only for cause.
•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9	Independent Chairman (Separate Chairman/CEO)
•

Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties
•	Two-thirds independent board
•	All-independent key committees
•	Established governance guidelines
•

The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10	Majority of Independent Directors/Establishment of Committees
•

Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11	Open Access

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•

Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC’s proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

2.12	Stock Ownership Requirements
•

Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

•

Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

2.13	Age or Term Limits
•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections
•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
•	Long-term financial performance of the target company relative to its industry
•	Management’s track record
•	Background to the proxy contest
•	Qualifications of director nominees (both slates)
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met
•	Stock ownership position

3.2	Reimbursing Proxy Solicitation Expenses
•

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting
•	Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

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•

If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.
•

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent
•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills
•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

•	Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).
•	Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4	Shareholder Ability to Act by Written Consent
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•	Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5	Shareholder Ability to Call Special Meetings
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•	Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6	Establish Shareholder Advisory Committee
•	Vote WITH Management

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4.7	Supermajority Vote Requirements
•	Vote AGAINST proposals to require a supermajority shareholder vote.
•	Vote FOR proposals to lower supermajority vote requirements.

5.0	Mergers and Corporate Restructurings

5.1	Appraisal Rights
	•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases
•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
•	Purchase price
•	Fairness opinion
•	Financial and strategic benefits
•	How the deal was negotiated
•	Conflicts of interest
•	Other alternatives for the business
•	Non-completion risk

5.3	Asset Sales
•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
•	Impact on the balance sheet/working capital
•	Potential elimination of diseconomies
•	Anticipated financial and operating benefits
•	Anticipated use of funds
•	Value received for the asset
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interest

5.4	Bundled Proposals
•

Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5	Conversion of Securities
•

Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

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5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
•	Dilution to existing shareholders’ position
•	Terms of the offer
•	Financial issues
•	Management’s efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest

•	Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company
•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
•	The reasons for the change
•	Any financial or tax benefits
•	Regulatory benefits
•	Increases in capital structure
•	Changes to the articles of incorporation or bylaws of the company.

•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.
•	Adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs and Minority Squeezeouts)
•	Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:
•	Offer price/premium
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interests
•	Other alternatives/offers considered
•	Non-completion risk

5.9	Joint Venture
•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

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•	Percentage of assets/business contributed
•	Percentage of ownership
•	Financial and strategic benefits
•	Governance structure
•	Conflicts of interest
•	Other alternatives
•	Non-completion risk

5.10	Liquidations
•

Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

•	Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
•	Prospects of the combined company, anticipated financial and operating benefits
•	Offer price (premium or discount)
•	Fairness opinion
•	How the deal was negotiated
•	Changes in corporate governance
•	Change in the capital structure
•	Conflicts of interest

5.12	Private Placements/Warrants/Convertible Debenture
•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
•	Dilution to existing shareholders’ position
•	Terms of the offer
•	Financial issues
•	Management’s efforts to pursue other alternatives
•	Control issues
•	Conflicts of interest

5.13	Spinoffs
•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
•	Tax and regulatory advantages
•	Planned use of the sale proceeds
•	Valuation of spinoff

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•	Fairness opinion
•	Benefits to the parent company
•	Conflicts of interest
•	Managerial incentives
•	Corporate governance changes
•	Changes in the capital structure

5.14	Value Maximization Proposals
•

Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control
•	Review CASE-BY-CASE, with consideration give to ISS “transfer-of-wealth” analysis. (See section 8.2)

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions
•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
•	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions
•	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions
•	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions
•

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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6.5	Freezeout Provisions
•	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail
•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals
•

Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions
•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes
•

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock
•	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization
•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.
•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
•

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

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7.3	Dual-Class Stock
•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
•	It is intended for financing purposes with minimal or no dilution to current shareholders
•	It is not designed to preserve the voting power of an insider or significant shareholder

7.4	Issue Stock for Use with Rights Plan
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

7.5	Preemptive Rights
•

Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock
•	Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.
•	Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
•	Vote FOR proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense)
•

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

•	Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
•

Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7	Pledge of Assets for Debt (Generally Foreign Issuers)
•

OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

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In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8	Recapitalization
•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
•	More simplified capital structure
•	Enhanced liquidity
•	Fairness of conversion terms
•	Impact on voting power and dividends
•	Reasons for the reclassification
•	Conflicts of interest
•	Other alternatives considered

7.9	Reverse Stock Splits
•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.
•

Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10	Share Purchase Programs
•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.11	Stock Distributions: Splits and Dividends
•

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12	Tracking Stock
•

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans

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•	Vote compensation proposals on a CASE-BY-CASE basis.
•

In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

•

Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO’s total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2	Director Compensation

Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

8.3	Bonus for Retiring Director
•

Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan
•

Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash
•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.

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•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
•	Vote FOR plans which do not

8.6	Director Retirement Plans
•	Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.
•

Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

8.7	Management Proposals Seeking Approval to Reprice Options
•	Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
•	Historic trading patterns
•	Rationale for the repricing
•	Value-for-value exchange
•	Option vesting
•	Term of the option
•	Exercise price
•	Participation

8.8	Employee Stock Purchase Plans
•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•	Votes FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85% of fair market value
•	Offering period is 27 months or less
•	The number of shares allocated to the plan is 10% or less of the outstanding shares
•	Votes AGAINST employee stock purchase plans where any of the following apply:
•	Purchase price is at least 85% of fair market value
•	Offering period is greater than 27 months
•	The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

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•

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
•

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

•

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10	Employee Stock Ownership Plans (ESOPs)
•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
•	Vote WITH MANAGEMENT

8.12	401(k) Employee Benefit Plans
•	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.13	Shareholder Proposals Regarding Executive and Director Pay
•	Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.
•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
•	Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.
•	Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

8.14	Performance-Based Stock Options
•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
•	The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or
•	The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.15	Golden Parachutes and Executive Severance Agreements

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•

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
•	The parachute should be less attractive than an ongoing employment opportunity with the firm
•	The triggering mechanism should be beyond the control management
•	The amount should not exceed three times base salary plus guaranteed benefits

8.16	Pension Plan Income Accounting
•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.17	Supplemental Executive Retirement Plans (SERPs)
•

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.

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PIMCO

PROXY VOTING POLICY AND PROCEDURES

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”). PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients. These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.

_________________________

[1]	Revised as of Feb 14, 2006.
[1]

These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).

[1]	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
[1]

Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.

[1]	For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[1]
2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;
3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;
4.	suggesting that the client engage another party to determine how the proxies should be voted;
5.	delegating the vote to an independent third-party service provider; or
6.	voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

_________________________

[1]	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

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Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

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1.            Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Compliance Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2.            Conflicts of Interest. PIMCO’s Compliance Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to PIMCO’s Middle Office Group for consideration by the appropriate portfolio manager(s). However, if a conflict does exist, PIMCO’s Compliance Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

3.            Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

4.            Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5.            Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6.            Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant

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economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

1.            Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

2.            Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3.            Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4.            Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5.            D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6.            Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

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Proxy Contests and Proxy Contest Defenses

1.            Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2.            Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3.            Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4.            Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5.            Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6.            Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1.            Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2.            Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value

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of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3.            Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

Capital Structure

1.            Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2.            Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3.            Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4.            Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1.            Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

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2.            Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3.            Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

State of Incorporation

State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1.            Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2.            Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment

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company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1.            Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

2.            Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3.            Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4.            Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5.            Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6.            Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7.            Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

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8.            Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9.            Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

10.          Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11.          Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12.          Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1.            Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2.            Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1.            Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before

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the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2.            Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

3.            Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4.            Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

* * * * *

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IMS_LAST_PAGE

January 23, 2006

Putnam Investments

Proxy Voting Procedures

Introduction and Summary

Many of Putnam’s investment management clients have delegated to Putnam the authority to vote proxies for shares in the client accounts Putnam manages. Putnam believes that the voting of proxies can be an important tool for institutional investors to promote best practices in corporate governance and votes all proxies in the best interests of its clients as investors. In Putnam’s view, strong corporate governance policies, most notably oversight by an independent board of qualified directors, best serve investors’ interests. Putnam will vote proxies and maintain records of voting of shares for which Putnam has proxy voting authority in accordance with its fiduciary obligations and applicable law.

This memorandum sets forth Putnam’s policies for voting proxies. It covers all accounts for which Putnam has proxy voting authority. These accounts are primarily US and international institutional accounts managed by The Putnam Advisory Company, L.L.C. and Putnam Fiduciary Trust Company. In addition the policies include sub-advised US mutual funds and smaller separate accounts managed under ‘wrap fee’ programs by Putnam Investment Management, L.L.C. In addition, this memorandum sets forth Putnam’s procedures for coordination of proxy voting for the Putnam mutual funds. The Trustees of the Putnam mutual funds have retained authority for voting proxies but refer many proxy issues to Putnam’s investment professionals for advice.

Proxy Committee

Putnam has a Proxy Committee composed of senior professionals in the Investment Division. The heads of the Investment Division appoints the members of the Proxy Committee. The Proxy Committee is responsible for setting general policy as to proxies. Specifically, the Committee:

1.	reviews these procedures and the Proxy Guidelines annually and approves any amendments considered to be advisable.

2	considers special proxy issues as they may from time to time arise.

Proxy Voting Administration

The Putnam Legal and Compliance Department administers Putnam’s proxy voting through a Proxy Manager. (The Proxy Manager as of the date of these procedures is

Victoria Card). Under the supervision of senior members of the Legal and Compliance Department the Proxy Manager has the following duties:

1.	annually prepares the Proxy Guidelines and distributes them to the Proxy Committee for review.

2.	coordinates the Proxy Committee’s review of any new or unusual proxy issues.

3.	manages the process of referring issues to portfolio managers for voting instructions.

4.

oversees the work of any third party vendor hired to process proxy votes (as of the date of these procedures Putnam has engaged Institutional Shareholder Services to process proxy votes) and the process of setting up the voting process with ISS and custodial banks for new clients.

5.

coordinates responses to investment professionals’ questions on proxy issues and proxy policies, including forwarding specialized proxy research from ISS and other vendors and forwards information to investment professionals prepared by other areas at Putnam.

6.	maintains required records of proxy votes on behalf of the appropriate Putnam client accounts.

7.	prepares and distributes reports required by Putnam clients.

Proxy Voting Guidelines

Putnam maintains written voting guidelines (“Guidelines”) setting forth voting positions determined by the Proxy Committee on those issues believed most likely to arise day to day. The Guidelines may call for votes to be cast normally in favor of or opposed to a matter or may deem the matter an item to be referred to investment professionals on a case by case basis. A copy of the Guidelines is attached to this memorandum as Exhibit A.

Putnam will vote all proxies in accordance with the Guidelines subject to two exceptions as follows:

1.

If the portfolio managers of client accounts holding the stock of a company with a proxy vote believe that following the Guidelines in any specific case would not be in clients’ best interests, they may request the Proxy Manager not to follow the guidelines in such case. The request must be in writing and include an explanation of the rationale for doing so. The Proxy Manager will review any such request with a senior member of the Legal and Compliance Department prior to implementing the request.

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2.

For clients with plan assets subject to ERISA, under rules of the U. S. Department of Labor (“DOL”) Putnam may accept instructions to vote proxies in accordance with AFL-CIO proxy voting guidelines, in lieu of Putnam’s regular proxy voting guidelines. However, when in Putnam’s judgment voting in accordance with the AFL-CIO guidelines would be inconsistent with ERISA, Putnam will not vote in accordance with those guidelines. Putnam will use the Proxy Voter Services U.S. Proxy Voting Policy Statement and Guidelines to implement voting under the AFL-CIO guidelines. For clients not subject to ERISA, Putnam may accept instructions to vote proxies under client specific guidelines subject to review and acceptance by the Investment Division and the Legal and Compliance Department.

Proxy Voting Referrals

Under the Guidelines, certain proxy matters will be referred to the Investment Division. The Putnam mutual funds maintain similar proxy procedures which require certain matters to be referred to the investment professionals. The Putnam Proxy Manager and Putnam Funds Proxy Coordinator will coordinate efforts so that in cases where both are referring matters, only one referral will be sent out. Normally specific referral items will be referred to the portfolio team leader (or another member of the portfolio team he or she designates) whose accounts hold the greatest number of shares of the issuer of the proxies using the attached Proxy Voting Recommendation Form. (attached as Exhibit B). The Proxy Voting Recommendation Form contains (1) a field that will be used by the portfolio team leader or member for recommending a vote on each referral item, and (2) a field for describing any contacts relating to the proxy referral item the portfolio team may have had with any Putnam employee outside Putnam’s Investment Division or with any person other than a proxy solicitor acting in the normal course of proxy solicitation.

The portfolio team leader or members who have been requested to provide a recommendation on a proxy referral item will return a completed Proxy Voting Recommendation Form. Upon receiving each completed Proxy Voting Recommendation Form received from the Investment Division, the form will be reviewed by the Proxy Manager or the Putnam Funds Proxy Coordinator to be sure it has been completed correctly. If not, the Putnam Manager or Putnam Funds Proxy Coordinator will follow up with representatives of the Investment Division to be sure the form is completed correctly.

Conflicts of Interest

A potential conflict of interest may arise when voting proxies of an issuer which has a significant business relationship with Putnam. For example, Putnam could manage a defined benefit or defined contribution pension plan for the issuer. Putnam’s policy is to vote proxies based solely on the investment merits of the proposal. In order to guard against conflicts the following procedures have been adopted:

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1.

The Proxy Committee is composed solely of professionals in the Investment Division. Proxy administration is in the Legal and Compliance Department. Neither the Investment Division nor the Legal and Compliance Department report to Putnam’s marketing businesses.

2.

No Putnam employee outside the Investment Division may contact any portfolio manager about any proxy vote without first contacting the Proxy Manager or a senior lawyer in the Legal and Compliance Department. There is no prohibition on Putnam employees seeking to communicate investment related information to investment professionals. However, the Proxy Manager will coordinate the delivery of such information to investment professionals to avoid appearances of conflict.

3.	Investment professionals responding to referral requests must disclose any contacts with third parties other than normal contact with proxy solicitation firms.

4.

The Proxy Manager will review the name of the issuer of each proxy that contains a referral item against a list of Putnam business relationships maintained by the Legal and Compliance Department for potential material business relationships (i.e., conflicts of interest). If the issuer of the proxy is on the list of Putnam business relationships, the Putnam Proxy Manager will confer with a senior lawyer in the Putnam Investments Legal and Compliance Department prior to voting. In addition, for referrals involving Putnam mutual funds the Proxy Manager will fill out attached Proxy Voting Disclosure Form (attached as Exhibit C) and deliver it to Putnam Fund Administration.

5.	Putnam’s Proxy Voting Guidelines may only be overridden with the written recommendation of the Investment Division and concurrence of the Legal and Compliance Department.

Recordkeeping

The Legal and Compliance Department will retain copies of the following books and records:

1.	A copy of Proxy Procedures and Guidelines as are from time to time in effect;

2.	A copy of each proxy statement received with respect to securities in client accounts;

3.	Records of each vote cast for each client;

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4.	Internal documents generated in connection with a proxy referral to the Investment Division such as emails, memoranda etc.

5.	Written reports to clients on proxy voting and of all client requests for information and Putnam’s response.

All records will be maintained for seven years. A proxy vendor will maintain the records noted in 2 and 3 above if it commits to providing copies promptly upon request.

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Exhibit A to Proxy Procedures

Putnam Investments Proxy Voting Guidelines

The proxy voting guidelines below summarize Putnam’s positions on various issues of concern to investors and indicate how client portfolio securities will be voted on proposals dealing with a particular issue. The proxy voting service is instructed to vote all proxies relating to client portfolio securities in accordance with these guidelines, except as otherwise instructed by the Proxy Manager.

These proxy voting policies are intended to be decision making guidelines. The guidelines are not exhaustive and do not include all potential voting issues. In addition, as contemplated by and subject to Putnam’s Proxy Voting Procedures, because proxy issues and the circumstances of individual companies are so varied, portfolio teams may recommend votes that may vary from the general policy choices set forth in the guidelines.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and recommended by a company’s board of directors. Part II deals with proposals submitted by shareholders for inclusion in proxy statements. Part III addresses unique considerations pertaining to non US issuers.

I. Board-Approved Proposals

Proxies will be voted for board-approved proposals, except as follows:

A. Matters Relating to the Board of Directors

Uncontested Election of Directors

The board of directors has the important role of overseeing management and its performance on behalf of shareholders. Proxies will be voted for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

•	Putnam will withhold votes for the entire board of directors if:

•	The board does not have a majority of independent directors,

•	The board does not have nominating, audit and compensation committees composed solely of independent directors,

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•	The board has more than 19 members or fewer than five members, absent special circumstances.

•

The board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the votes actually cast on the matter at its previous two annual meetings, or

•	The board adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an independent director is a director who (1) meets all requirements to serve as an independent director of a company under the final NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company (including employment of an immediate family member as an executive officer)), and (2) has not accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. Putnam believes that the receipt of compensation for services other than service as a director raises significant independence issues.

If a board does not meet these independence standards, Putnam may refer board proposed items which would normally be supported for case-by-case basis review.

•

Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking, consulting, legal or financial advisory fees).

•	Putnam will withhold votes for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for the absences (i.e., illness, personal emergency, etc.).

Putnam is concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards.

•

Putnam will withhold votes for any nominee for director of a public company (Company A) who is employed as a senior executive of another public company (Company B) if a director of Company B serves as a

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senior executive of Company A (commonly referred to as an “interlocking directorate”), or

•

Putnam will withhold votes for any nominee for director who serves on more than five (5) unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board).

Board independence depends not only on its members’ individual relationships, but also the board’s overall attitude toward management. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. Putnam may withhold votes on a case-by-case basis from some or all directors that, through their lack of independence, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interest of shareholders.

Classified Boards

•	Putnam will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Contested Elections of Directors

•	Putnam will vote on a case-by-case basis in contested elections of directors.

B. Executive Compensation

Putnam will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

•

Putnam will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.

•

Putnam will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity plans).

•	Putnam will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-

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based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

•	Putnam will vote against stock option plans that permit replacing or repricing of underwater options (and against any proposal to authorize such replacement or repricing of underwater options).

•	Putnam will vote against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

•

Putnam will withhold votes for members of a Board of Directors which has approved compensation arrangements Putnam’s portfolio teams have determined are grossly unreasonable at the next election at which such director is up for re-election. This list will normally be determined in an annual review of the issue in Putnam’s investment division.

•

Putnam will vote for employee stock purchase plans that have the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value, (2) the offering period under the plan is 27 months or less, and (3) dilution is 10% or less), except where Putnam would otherwise be withholding votes for the entire board of directors in which case Putnam will evaluate the plans on a case-by-case basis.

•	Putnam will vote for Non-qualified Employee Stock Purchase Plans with all the following features:

1) Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company).

2) Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary.

3) Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value.

4) No discount on the stock price on the date of purchase since there is a company matching contribution.

Putnam will vote against Non-qualified Employee Stock Purchase Plans when any of the plan features do not meet the above criteria.

Putnam may vote against executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, or where a company fails to provide transparent disclosure of executive compensation. In voting on proposals

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relating to executive compensation, Putnam will consider whether the proposal has been approved by an independent compensation committee of the board.

C. Capitalization

Putnam will vote on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization.

•	Putnam will vote for proposals relating to the authorization of additional common stock (except where such proposals relate to a specific transaction).

•	Putnam will vote for proposals to affect stock splits (excluding reverse stock splits.)

•	Putnam will vote for proposals authorizing share repurchase programs.

D.	Acquisitions, Mergers, Reorganizations and

Other Transactions

Putnam will vote on a case-by-case basis on business transactions such as acquisitions, mergers, reorganizations involving business combinations, liquidations and sale of all or substantially all of a company’s assets.

E. Anti-Takeover Measures

Putnam will vote against board-approved proposals to adopt anti-takeover measures such as a shareholder rights plan, supermajority voting provisions, adoption of fair price provisions, issuance of blank check preferred stock and the creation of a separate class of stock with disparate voting rights, except as follows:

•	Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

•	Putnam will vote on a case-by-case basis on proposals to adopt fair price provisions.

F. Other Business Matters

Putnam will vote for board-approved proposals approving routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

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•

Putnam will vote on a case-by-case basis on proposals to amend a company’s charter or bylaws (except for charter amendments necessary or to effect stock splits to change a company’s name or to authorize additional shares of common stock).

•	Putnam will vote on a case-by-case basis on proposals seeking to change a company’s state of incorporation.

•	Putnam will vote against authorization to transact other unidentified, substantive business at the meeting.

•	Putnam will vote as follows on proposals to adjourn shareholder meetings:

If Putnam is withholding support for the board of the company at the meeting, any proposal to adjourn should be referred for case-by-case analysis.

If Putnam is not withholding support for the board, Putnam will vote in favor of adjourning, unless the vote concerns one of the issues listed below, in which case the vote is on a case-by-case basis.

US Capital Issues

1.	Merger Acquisition/Acquisition
2.	Approve Recapitalization
3.	Approve restructuring
4	Approve bankruptcy restructuring
5.	Approve liquidation
6	Approve leveraged buyout
7.	Approve Spin-off

Non-US

1.	Amend Articles regarding issuance of capital
2.	Amend articles - treasury shares
3.	Authorize creation of preferred stock
4.	Approve Issuance of preferred stock

II. Shareholder Proposals

Putnam will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

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•	Putnam will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

•	Putnam will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

•	Putnam will vote for shareholder proposals that are consistent with Putnam’s proxy voting guidelines for board-approved proposals.

•

Putnam will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding of the company in order to be (re) elected.

III. Voting Shares of Non-US Issuers

Putnam recognizes that the laws governing non-US issuers will vary significantly from US law and from jurisdiction to jurisdiction. Accordingly it may not be possible or even advisable to apply these guidelines mechanically to non-US issuers. However, Putnam believes that shareholders of all companies are protected by the existence of a sound corporate governance and disclosure framework. Accordingly, Putnam will vote proxies of non-US issuers in accordance with the foregoing guidelines where applicable, except as follows:

•	Putnam will vote for shareholder proposals calling for a majority of the directors to be independent of management.

•	Putnam will vote for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

•

Putnam will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

•

Putnam will vote on case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

•

Putnam will normally vote for management proposals concerning allocation of income and the distribution of dividends. However, Putnam portfolio teams will override this guideline when they conclude that the proposals are outside the

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market norms (i.e., those seen as consistently and unusually small or large compared to market practices).

Many non-US jurisdictions impose material burdens on voting proxies. There are three primary types of limits as follows:

(1)	Share blocking. Shares must be frozen for certain periods of time to vote via proxy.

(2)

Share re-registration. Shares must be reregistered out of the name of the local custodian or nominee into the name of the client for the meeting and, in may cases, then reregistered back. Shares are normally blocked in this period.

(3)	Powers of Attorney. Detailed documentation from a client must be given to the local sub-custodian. In many cases Putnam is not authorized to deliver this information or sign the relevant documents.

Putnam’s policy is to weigh the benefits to clients from voting in these jurisdictions against the detriments of doing so. For example, in a share blocking jurisdiction, it will normally not be in a client’s interest to freeze shares simply to participate in a non contested routine meeting. More specifically, Putnam will normally not vote shares in non-US jurisdictions imposing burdensome proxy voting requirements except in significant votes (such as contested elections and major corporate transactions) where directed by portfolio managers.

Japan

A. Matters Relating to the Board of Directors

For companies that have established a U.S.-style corporate structure, Putnam will withhold votes for the entire board of directors if:

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors, or

•	the board has not established an audit committee composed of a majority of independent directors.

Putnam will withhold votes for the appointment of members of a company’s board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

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Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate structure (i.e., a board of directors and audit, nominating, and compensation committees). Putnam will vote for proposals to amend a company’s articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

B. Article Amendments

•

Putnam will vote for article amendments seeking to adopt U.S.-Style “Board with Committees” Structure. However, the independence of the outside directors is critical to effective corporate governance under this new system. Putnam will, therefore, scrutinize the backgrounds of the outside director nominees at such companies, and will vote against the amendment where Putnam believes the board lacks the necessary level of independence from the company or a substantial shareholder.

•

Putnam will vote against amendments to lower the quorum requirement. However, where the Putnam portfolio teams believe a company takes concrete steps to improve shareholder participation – such as releasing proxy materials early, holding the AGM on a day other than the peak date, and accepting proxy votes over the Internet – or where the company proposes to safeguard shareholder interests by appointing independent directors, Putnam may vote for lowering the quorum requirement.

•	Putnam will vote for amendments to reduce director’s term in office because Putnam supports annual elections for directors.

•

Putnam will vote for amendments to extend internal auditors’ term in office: Companies that choose to maintain the existing statutory auditor system must amend their articles to extend the internal auditors' term in office from three years to four years. This is one of several moves to strengthen the functioning of the

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board of internal auditors included in a recent amendment to the Commercial Code.

•

Putnam will vote for requests to expand the board although this guideline may be overridden if the portfolio team concludes the expansion is clearly disproportionate to the growth in the scale of the business.

•

Putnam will vote for amendments to introduce independent auditor provisions. Japanese law requires companies over a certain asset size to appoint an internal auditor board with at least three members, a majority of whom must be designated as independent. All major companies have already done this, but companies reaching the size threshold for the first time will need to amend their articles for this purpose.

•	Putnam will vote on a case-by-case basis on amendments to expand business lines.

•

Putnam will vote for amendments that seek to clarify director authorities. This refers to the clarification of succession among board members in the event of death or incapacitation of a board member, usually the chairman or president; or to a clarification regarding which director shall convene and preside over board or shareholder meetings.

•

Putnam will vote for amendments seeking to cancel year-end book closure. As Japan moves to an electronic share trading and settlement environment (JASDEC), the need to close share registers for up to a month at a time around record dates to clarify ownership is no longer necessary, as shares can be re-registered electronically in a matter of minutes.

•

Putnam will vote for amendments seeking to introduce JASDEC provisions. This allows the company to participate in Japan’s automated trading and settlement system, shortening settlement times significantly. Newly-listed companies will frequently propose to introduce these provisions to their articles.

•	Putnam will vote on a case-by-case basis on granting the board the authority to repurchase shares at its discretion.

C. Compensation Related Matters

•	Putnam will vote against option plans which allow the grant of options to suppliers, customers, and other outsiders.

•	Putnam will vote against stock option grants to independent internal statutory auditors. The granting of stock options to internal auditors, at the discretion of the

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directors, can compromise the independence of the auditors and provide incentives to ignore accounting problems, which could affect the stock price over the long term.

•

When one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company for at least three years, Putnam will vote against payment, particularly as the size of these payments are at the discretion of the board. Putnam will also vote against payment of retirement bonuses to any statutory auditors who have been designated by the company as independent, regardless of the length of time they have served. Retirement bonus proposals are all-or-nothing, meaning that split votes against individual payments cannot be made. If any one individual does not meet Putnam’s criteria, Putnam will vote against the entire item.

D. Other Business Matters

•

Putnam votes for mergers by absorptions of wholly-owned subsidiaries by their parent companies. These deals do not require the issuance of shares, and do not result in any dilution or new obligations for shareholders of the parent company. These transactions are routine.

•	Putnam will vote for the acquisition if it is between parent and wholly-owned subsidiary.

•

Putnam will vote for the formation of a holding company, if routine. Holding companies are once again legal in Japan and a number of companies, large and small, have sought approval to adopt a holding company structure. Most of the proposals are intended to help clarify operational authority for the different business areas in which the company is engaged, and promote effective allocation of corporate resources. As most of the reorganization proposals do not entail any share issuances or any change in shareholders’ ultimate ownership interest in the operating units, Putnam will treat most such proposals as routine.

•	Putnam will vote against proposals that authorize the board vary the AGM record date.

•	Putnam will vote for proposals to abolish the retirement bonus system

•	Putnam will vote for board-approved director/officer indemnification proposals

•

Putnam will vote on a case-by-case basis on private placements (Third-party share issuances). Where Putnam views the share issuance necessary to avoid bankruptcy or to put the company back on solid financial footing, Putnam will generally vote for. When a private placement allows particular shareholder to

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obtain a controlling stake in the company at a discount to market prices, or where the private placement otherwise disadvantages ordinary shareholders, Putnam will vote against.

•	Poison Pills: Putnam will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans (poison pills)

Korea

Putnam will withhold votes for the entire board of directors if:

•	the board does not have a majority of outside directors,

•	the board has not established a nominating committee composed of at least a majority of outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

Commentary: For purposes of these guideline, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair performing his or her duties impartially from the company, management or controlling shareholder. In determining whether a director is an outside director, Putnam will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company’s largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

United Kingdom

Putnam will withhold votes for the entire board of directors if:

•	the board does not have at least a majority of independent non-executive directors,

•	the board has not established nomination committees composed of a majority of independent non-executive directors, or

•

the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely of independent non-executive directors.

Putnam will withhold votes for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director (e.g., investment banking,

17

consulting, legal, or financial advisory fees).

Commentary:

Application of guidelines: Although the UK’s Combined Code on Corporate

Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, Putnam believes that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in UK companies. As a result, these guidelines will be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that Putnam does not view service on the board for more than nine years as affecting a director’s independence.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Canada

In January 2004, Canadian securities regulators issued proposed policies that would impose new corporate governance requirements on Canadian public companies. The recommended practices contained in these new corporate governance requirements mirror corporate governance reforms that have been adopted by the NYSE and other U.S. national securities exchanges and stock markets. As a result, Putnam will vote on matters relating to the board of directors of Canadian issuers in accordance with the guidelines applicable to U.S. issuers.

Commentary: Like the UK’s Combined Code, the proposed policies on corporate governance issued by Canadian securities regulators embody the “comply and explain” approach to corporate governance. Because Putnam believes that the board independence standards contained in the proxy voting guidelines are integral to the protection of investors in Canadian companies, these standards will be applied in a prescriptive manner.

Putnam will vote against the entire slate of director nominees, if the slate is bundled as one proposal, if Putnam would otherwise be withholding from any one director nominee.

Putnam will vote against the directors in instances where the company has not disclosed the number of outside boards that directors sit on.

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Hong Kong

Proposal: Request for authority to issue shares without preemptive rights up to 20 percent of current outstanding share capital. These annual requests are made because the company's authority to issue shares generally expires with the convening of the shareholder meeting.

Putnam will vote against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts without prior shareholder approval. (This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.)

This policy supplements policies regarding share issuances as stated above under section

III. Voting Shares of Non-US Issuers.

France, Germany

Employee representatives on boards

Disclosure is improving in certain countries, namely France and Germany, resulting in the ability to classify directors. As a result of this increased disclosure, a new designation of director called Employee Representative, has arisen.

In France, Employee Representatives are employed by the company and represent rank and file employees. These nominees are always elected by company shareholders. These nominees are counted separately from the total board members. (Example: the company would have 18 board members plus three employee representatives.)

In Germany, Employee Representatives may be employed by the Company or may be union representatives for employees. Due to statutory requirements, German companies are required to have a certain percentage of labor representatives on their board. The number of labor representatives is dependent upon the size of the board. (Example: The board contains 18 members, three percent are labor representatives.) Shareholders do not have the right to elect these representatives; they are elected by the labor union.

Putnam will consider these board representatives as "insiders.”

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Exhibit B to Proxy Procedures

Proxy Vote Referral Request: Company XYZ, Vote Due X/X/XX

Proxy Recommendation

Company Name: XYZ Inc.

From: Victoria Card	ext. 1-1168

Please describe any contacts with any person you may have had, apart from the Investment Division, Putnam's Proxy Administration staff, or proxy soliciting firms regarding the proxy:_________. No response will indicate that there have been none.

Meeting Date:

Vote Recommendation Due Date:

•	Please indicate FOR, AGAINST or ABSTAIN for each agenda item referenced below.
•	Please provide vote rationale when you believe additional information is necessary to explain your vote.

Examples: "Stock option plan will create excessive dilution," "Shareholder proposal would be disruptive"

Referral items:

1. [Description of item]

Rationale: ___________

Proxy Service Analysis:

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Exhibit C to Proxy Procedures

PUTNAM INVESTMENTS

PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

1.	Company name:____________________________________________

2.	Date of Meeting: ___________________________________________

3.	Referral Item(s): ____________________________________________

4.	Description of Putnam’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:________________________________

_____________________________________________________________

5.

Describe procedures used to address any conflict of interest: Investment professional who was solicited to provide a recommendation was advised that the recommendation must be provided without regard to any client or other business relationship between Putnam and the company. In addition, Putnam has made arrangements that, unless authorized by Putnam's Legal and Compliance Department, contacts from outside parties, except for representatives of the issuing company, with respect to referral items will be handled by Putnam's Legal and Compliance Department to prevent any influence on the investment process. In the case of contact between Putnam investment professionals and representatives of issuing companies, any such contact will be documented and included in the proxy voting files.

6.

Describe any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

__ _________________________________________________________________

CERTIFICATION

The undersigned officer of Putnam Investments certifies that, to the best of his or her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

_______________________________

Name: Victoria R. Card

Title: Vice President, Manager, Proxy Voting

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T. ROWE PRICE PROXY VOTING – PROCESS AND POLICIES

T. Rowe Price Associates, Inc. and T. Rowe Price International, Inc. recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote on issues submitted to shareholder vote—such as election of directors and important matters affecting a company’s structure and operations. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the investment companies that it sponsors and serves as investment adviser. T. Rowe Price also is involved in the proxy process on behalf of its institutional and private counsel clients who have requested such service. For those private counsel clients who have not delegated their voting responsibility but who request advice, T. Rowe Price makes recommendations regarding proxy voting.

Proxy Administration

The T. Rowe Price Proxy Committee develops our firm’s positions on all major corporate issues, creates guidelines, and oversees the voting process. The Proxy Committee, composed of portfolio managers, investment operations managers, and internal legal counsel, analyzes proxy policies based on whether they would adversely affect shareholders’ interests and make a company less attractive to own. In evaluating proxy policies each year, the Proxy Committee relies upon our own fundamental research, independent proxy research provided by third parties such as Institutional Shareholder Services and Glass Lewis, and information presented by company managements and shareholder groups.

Once the Proxy Committee establishes its recommendations, they are distributed to the firm’s portfolio managers as voting guidelines. Ultimately, the portfolio manager decides how to vote on the proxy proposals of companies in his or her portfolio. Because portfolio managers may have differences of opinion on portfolio companies and their proxies, or their portfolios may have different investment objectives, these factors, among others, may lead to different votes between portfolios on the same proxies. When portfolio managers cast votes that are counter to the Proxy Committee’s guidelines, they are required to document their reasons in writing to the Proxy Committee. Annually, the Proxy Committee reviews T. Rowe Price’s proxy voting process, policies, and voting records.

T. Rowe Price has retained Institutional Shareholder Services, an expert in the proxy voting and corporate governance area, to provide proxy advisory and voting services. These services include in-depth research, analysis, and voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility and corporate governance-related efforts. While the Proxy Committee relies upon ISS research in establishing T. Rowe Price’s voting guidelines—many of which are consistent with ISS positions—T. Rowe Price may deviate from ISS recommendations on general policy issues or specific proxy proposals.

Fiduciary Considerations

T. Rowe Price’s decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. For example, we might refrain from voting if we or our agents are required to appear in person at a shareholder meeting or if the exercise of voting rights results in the imposition of trading or other ownership restrictions.

Consideration Given Management Recommendations

When determining whether to invest in a particular company, one of the key factors T. Rowe Price considers is the quality and depth of its management. As a result, T. Rowe Price believes that recommendations of management on most issues should be given weight in determining how proxy issues should be voted.

T. Rowe Price Voting Policies

Specific voting guidelines have been established by the Proxy Committee for recurring issues that appear on proxies, which are available to clients upon request. The following is a summary of the more significant T. Rowe Price policies:

Election of Directors

T. Rowe Price generally supports slates with a majority of independent directors. We withhold votes for outside directors that do not meet certain criteria relating to their independence or their inability to dedicate sufficient time to their board duties due to their commitment to other boards. We also withhold votes for inside directors serving on compensation, nominating and audit committees and for directors who miss more than one-fourth of the scheduled board meetings. T. Rowe Price supports shareholder proposals calling for a majority vote threshold for the election of directors.

Executive Compensation

Our goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. While we evaluate most plans on a case-by-case basis, T. Rowe Price generally opposes compensation packages that provide what we view as excessive awards to a few senior executives or that contain excessively dilutive stock option plans. We base our review on criteria such as the costs associated with the plan, plan features, burn rates which are excessive in relation to the company's peers, dilution to shareholders and comparability to plans in the company’s peer group. We generally oppose plans that give a company the ability to reprice options or to grant options at below market prices.

Anti-takeover, Capital Structure and Corporate Governance Issues

T. Rowe Price generally opposes anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes and poison pills. We also oppose proposals which give management a “blank check” to create new classes of stock with disparate rights and privileges. We generally support proposals to permit cumulative voting and those that seek to prevent potential acquirers from receiving a takeover premium for their shares. When voting on corporate governance proposals, we will consider the dilutive impact to shareholders and the effect on shareholder rights. With respect to proposals for the approval of a company’s auditor, we typically oppose auditors who have a significant non-audit relationship with the company.

Social and Corporate Responsibility Issues

T. Rowe Price generally votes with a company’s management on social issues unless they have substantial economic implications for the company’s business and operations that have not been adequately addressed by management.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving possible material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We believe that due to the client-focused nature of our investment management business that the potential for conflicts of interests are relatively infrequent. Nevertheless, we have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our clients. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing or sales. Since our voting guidelines are pre-determined by the Proxy Committee using recommendations from ISS, an independent third party, application of the T. Rowe Price guidelines to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with T. Rowe Price guidelines, the Proxy

Committee reviews all such proxy votes in order to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other relationships between T. Rowe Price and a portfolio company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics requires all employees to avoid placing themselves in a “compromising position” where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

PROXY VOTING

BACKGROUND

Western Asset Management Company and Western Asset Management Company Limited (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

As a fixed income only manager, the occasion to vote proxies is very rare. However, Western Asset Management Company has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.

Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.

If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.

Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.

Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.

Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.

Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.

Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.

Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.

Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.

Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.

Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

Wellington Management Company, llp

Proxy Policies and Procedures

Dated: January 18, 2006

Introduction

Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines, attached as Exhibit A to these Proxy Policies and Procedures, set forth the guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Proxy Voting Guidelines set forth general guidelines for voting proxies, each proposal is evaluated on its merits. The vote entered on a client’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines.

Statement of Policies	As a matter of policy, Wellington Management:

1

Takes responsibility for voting client proxies only upon a client’s written request.

2

Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5

Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6

Wellington Management Company, llp	Page 1

Wellington Management Company, llp

Proxy Policies and Procedures

Dated: January 18, 2006

Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

Wellington Management Company, llp	Page 2

Wellington Management Company, llp

Proxy Policies and Procedures

Dated: January 18, 2006

7

Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8

Provides all clients, upon request, with copies of these Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9

Reviews regularly the voting record to ensure that proxies are voted in accordance with these Proxy Policies and Procedures and the Proxy Voting Guidelines; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and	Wellington Management has a Global Corporate Governance Committee,
Oversight

established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Global Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Global Corporate Governance Group within the Corporate Operations Department. In addition, the Global Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting	Authorization to Vote. Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy. Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its

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Wellington Management Company, llp

Proxy Policies and Procedures

Dated: January 18, 2006

voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation. To the extent reasonably practicable, each proxy received is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due.

Research. In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting. Following the reconciliation process, each proxy is compared against Wellington Management’s Proxy Voting Guidelines, and handled as follows:

•

Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Global Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•

Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Global Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•

Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes. Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Global Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Global Corporate Governance Committee encourages all personnel to contact the Global Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent

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Wellington Management Company, llp

Proxy Policies and Procedures

Dated: January 18, 2006

conflicts are reviewed by designated members of the Global Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Global Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Global Corporate Governance Committee should convene. Any Global Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending. Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration. Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio

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Proxy Policies and Procedures

Dated: January 18, 2006

for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management's practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

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Exhibit A

Wellington Management Company, llp

Proxy Voting Guidelines

Dated: January 18, 2006

Introduction

Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These Guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines	Composition and Role of the Board of Directors

•	Election of Directors:	Case-by-Case

Wellington Management Company believes that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•	Classify Board of Directors:	Against

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Proxy Voting Guidelines

Dated: January 18, 2006

We will also vote in favor of shareholder proposals seeking to declassify boards.

•	Adopt Director Tenure/Retirement Age (SP):	Against

•	Minimum Stock Ownership by Directors (SP):	Case-by-Case

•	Adopt Director & Officer Indemnification:	For

We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

•	Allow Special Interest Representation to Board (SP):	Against

•	Require Board Independence:	For

Wellington Management Company, LLP believes that, in the absence of a compelling counter-argument, at least 65% of a board should be comprised of independent directors. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

•	Require Key Board Committees to be Independent.	For

Key board committees are the Nominating, Audit, and Compensation Committees.

•	Require a Separation of Chair and CEO or Require a	Case-by-Case

Lead Director:

•	Approve Directors’ Fees:	For

•	Approve Bonuses for Retiring Directors:	Case-by-Case

•	Elect Supervisory Board/Corporate Assembly:	For

•	Elect/Establish Board Committee:	For

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Wellington Management Company, llp

Proxy Voting Guidelines

Dated: January 18, 2006

•	Adopt Shareholder Access/Majority Vote on Election of	Case-by-Case
Directors (SP):

Management Compensation

•	Adopt/Amend Stock Option Plans:	Case-by-Case

•	Adopt/Amend Employee Stock Purchase Plans:	For

•	Approve/Amend Bonus Plans:	Case-by-Case

• Appr☐ve Remunerati☐n P☐licy:	Case-by-Case

•	Exchange Underwater Options:	Case-by-Case

Wellington Management may support value-neutral exchanges in which senior management is ineligible to participate.

•	Eliminate or Limit Severance Agreements (Golden	Case-by-Case

Parachutes):

We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•	Shareholder Approval of Future Severance Agreements	For

Covering Senior Executives (SP):

•	Expense Future Stock Options (SP):	For

•	Shareholder Approval of All Stock Option Plans (SP):	For

•	Require Senior Executives to Own and Hold Company	Case-by-Case
Stock, not Including Options (SP):

•	Disclose All Executive Compensation (SP):	For

Reporting of Results

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Proxy Voting Guidelines

Dated: January 18, 2006

•	Approve Financial Statements:	For

•	Set Dividends and Allocate Profits:	For

•	Limit Non-Audit Services Provided by Auditors (SP):	Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•	Ratify Selection of Auditors and Set Their Fees:	Case-by-Case

Wellington Management will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•	Elect Statutory Auditors:	Case-by-Case

•	Shareholder Approval of Auditors (SP):	For

Shareholder Voting Rights

•	Adopt Cumulative Voting (SP):	Against

•	Vote on or Redeem Poison Pill (SP):	For

•	Authorize Blank Check Preferred Stock:	Against

•	Eliminate Right to Call a Special Meeting:	Against

•	Increase Supermajority Vote Requirement:	Against

•	Adopt Anti-Greenmail Provision:	For

•	Adopt Confidential Voting (SP):	Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•	Approve Unequal Voting Rights:	Against

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Proxy Voting Guidelines

Dated: January 18, 2006

•	Remove Right to Act by Written Consent:	Against
•	Approve Binding Shareholder Proposals:	Case-by-Case

Capital Structure

•	Increase Authorized Common Stock:	Case-by-Case

•	Approve Merger or Acquisition:	Case-by-Case

•	Approve Technical Amendments to Charter:	Case-by-Case

•	Opt Out of State Takeover Statutes:	For

•	Authorize Share Repurchase:	For

•	Authorize Trade in Company Stock:	For

•	Approve Stock Splits:	Case-by-Case

We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•	Approve Recapitalization/Restructuring:	Case-by-Case

•	Issue Stock with or without Preemptive Rights:	For

•	Issue Debt Instruments:	Case-by-Case

Social Issues

•	Endorse the Ceres Principles (SP):	Case-by-Case

•	Disclose Political and PAC Gifts (SP):	Case-by-Case

Wellington Management generally does not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

•	Require Adoption of International Labor Organization’s	Case-by-Case

Fair Labor Principles (SP):

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Proxy Voting Guidelines

Dated: January 18, 2006

•	Report on Sustainability (SP):	Case-by-Case

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Proxy Voting Guidelines

Dated: January 18, 2006

Miscellaneous

•	Approve Other Business:	Against

•	Approve Reincorporation:	Case-by-Case

•	Approve Third-Party Transactions:	Case-by-Case

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JNL SERIES TRUST

PART C

OTHER INFORMATION

Note: Items 23-30 have been answered with respect to all investment portfolios (Series) of the Registrant.

Item 23. Exhibits

(a)

Agreement and Declaration of Trust of Registrant dated June 1, 1994, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

(b)(1)	Amended and Restated By-laws of Registrant, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on September 13, 1996.

(2)	Amended and Restated By-laws of Registrant, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(3)	Amended and Restated By-laws of Registrant, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

(c)	Not Applicable

(d)(1)

Amended Investment Advisory and Management Agreement between Registrant and Jackson National Financial Services, Inc. dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

(2)

Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Fred Alger Management, Inc. dated August 16, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

(3)

Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Janus Capital Corporation dated February 28, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

(4)

Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and PPM America, Inc. dated February 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

(5)

Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Rowe-Price Fleming International, Inc. dated February 20, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

(6)

Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Salomon Brothers Asset Management Inc dated February 8, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

(7)

Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and T. Rowe Price Associates, Inc. dated February 20, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

(8)

Amendment dated August 7, 1996 to Amended Investment Advisory and Management Agreement between Registrant and Jackson National Financial Services, Inc. dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on September 13, 1996.

(9)

Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Eagle Asset Management, Inc. dated August 9, 1996, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on September 13, 1996.

(10)

Amendment dated August 21, 1996 to Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Janus Capital Corporation dated February 28, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on September 13, 1996.

(11)

Amendment dated April 18, 1997 to Amended Investment Advisory and Management Agreement between Registrant and Jackson National Financial Services, Inc. dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on October 16, 1997.

(12)

Amendment dated April 18, 1997 to Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and PPM America, Inc. dated February 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on October 16, 1997.

(13)

Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Putnam Investment Management, Inc. dated April 22, 1997, incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on October 16, 1997.

(14)

Amendment dated December 17, 1997 to Amended Investment Advisory and Management Agreement between Registrant and Jackson National Financial Services, Inc. dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed with the Securities and Exchange Commission on January 16, 1998.

(15)

Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Alliance Capital Management L.P. dated December 17, 1997, incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed with the Securities and Exchange Commission on January 16, 1998.

(16)

Amendment dated December 21, 1998 to Amended Investment Advisory and Management Agreement between the Registrant and Jackson National Financial Services, LLC dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

(17)

Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Goldman Sachs Asset Management dated December 17, 1997, incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed with the Securities and Exchange Commission on March 27, 1998.

(18)

Sub-Advisory Agreement between Jackson National Financial Services, Inc. and J.P. Morgan Investment Management Inc. dated December 17, 1997, incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed with the Securities and Exchange Commission on January 16, 1998.

(19)

Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Lazard Asset Management dated December 17, 1997, incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed with the Securities and Exchange Commission on January 16, 1998.

(20)

Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Pacific Investment Management Company dated December 17, 1997, incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed with the Securities and Exchange Commission on January 16, 1998.

(21)

Amendment dated December 17, 1997 to Investment Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Salomon Brothers Asset Management Inc dated February 8, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 12 filed with the Securities and Exchange Commission on January 16, 1998.

(22)

Sub-Advisory Agreement between Jackson National Financial Services, Inc. and Standard & Poor's Investment Advisory Services, Inc. dated March 2, 1998, incorporated by reference to Registrant's Post-Effective Amendment No. 14 filed with the Securities and Exchange Commission on May 1, 1998.

(23)

Amendment dated April 30, 1999 to Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and J.P. Morgan Investment Management, Inc. dated December 17, 1997, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

(24)

Amendment dated December 31, 1999 to Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and Standard & Poor's Investment Advisory Services, Inc. dated March 2, 1998, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

(25)

Sub-Advisory Agreement between Jackson National Financial Services, LLC and Pacific Investment Management Company dated March 14, 2000, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

(26)

Amendment dated February 10, 2000 to Amended Investment Advisory and Management Agreement between the Registrant and Jackson National Financial Services, LLC dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

(27)

Amendment dated February 10, 2000 to Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and T. Rowe Price Associates, Inc. dated February 20, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

(28)

Amendment dated February 10, 2000 to Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and Putnam Investment Management, Inc. dated August 17, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

(29)

Amendment dated February 10, 2000 to Investment Sub-Advisory Agreement between Jackson National Financial Services, LLC and Janus Capital Corporation dated February 28, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

(30)

Form of Investment Advisory and Management Agreement between Registrant and Jackson National Financial Services, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

(31)

Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Fred Alger Management, Inc. dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(32)

Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Janus Capital Corporation dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(33)

Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and PPM America, Inc. dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(34)

Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Salomon Brothers Asset Management Inc dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(35)

Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and T. Rowe Price Associates, Inc. dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(36)

Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Eagle Asset Management, Inc. dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(37)

Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Putnam Investment Management, Inc. dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(38)

Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Alliance Capital Management L.P. dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(39)

Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and J.P. Morgan Investment Management Inc. dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(40)

Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Lazard Asset Management dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(41)

Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services, Inc. dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(42)

Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Pacific Investment Management Company dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(43)

Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and OppenheimerFunds,Inc. dated April 25, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(44)

Form of Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(45)

Amendment dated August 9, 2001, to the Investment Advisory and Management Agreement between the Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed with the Securities and Exchange Commission on August 9, 2001.

(46)

Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and AIM Capital Management, Inc. dated August 9, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed with the Securities and Exchange Commission on August 9, 2001.

(47)

Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Mellon Capital Management Corporation dated October 4, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed with the Securities and Exchange Commission on October 24, 2001.

(48)

Amendment dated October 4, 2001, to the Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services, Inc., dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed with the Securities and Exchange Commission on October 24, 2001.

(49)

Amendment dated October 4, 2001, to the Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed with the Securities and Exchange Commission on October 24, 2001.

(50)

Supplement to the Investment Sub-Advisory Agreement with PPM America, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed with the Securities and Exchange Commission on April 17, 2002.

(51)

Amendment dated May 16, 2002 to the Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on May 16, 2002.

(52)

Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Janus Capital Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on May 16, 2002.

(53)

Amendment to the Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Janus Capital Management LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on May 16, 2002.

(54)

Amendment dated May 16, 2002 to the Investment Advisory and Management Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on July 12, 2002.

(55)

Form of Amendment to the Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and PPM America, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on July 12, 2002.

(56)

Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Curian Capital, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

(57)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and PPM America, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

(58)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Mellon Capital Management Corporation, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

(59)

Form of Amendment to Investment Sub-Advisory Agreement between J.P. Morgan Investment Management Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

(60)

Form of Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

(61)

Sub-Advisory Consulting Agreement between Jackson National Asset Management, LLC, Salomon Brothers Asset Management Inc., and Salomon Brothers Asset Management Limited dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(62)

Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services, Inc. dated January 1, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(63)

Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Mellon Capital Management Corporation dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(64)

Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Fidelity Management & Research Company dated May 1,2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(65)

Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Wellington Management Company llp dated May 1, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(66)

Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(67)

Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

(68)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and AIM Capital Management, Inc., dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

(69)

Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services, Inc. dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

(70)

Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Putnam Investment, Management, Inc., dated May 1, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(71)

Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant dated May 1, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(72)

Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant dated July 1, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(73)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Fred Alger Management, Inc., dated July 1, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(74)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services, LLC, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(75)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Salomon Brothers Asset Management, Inc., dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(76)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Wellington Management Company, LLP, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(77)

Form of Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(78)

Form of Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(79)

Form of Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant dated January 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(80)

Form of Amendment to Investment Advisory and Management Agreement between Jackson National Asset Management, LLC, and Registrant dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(81)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and AIM Capital Management, Inc., dated January 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(82)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Lazard Asset Management, LLC, dated January 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(83)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and T. Rowe Price Associates, Inc., dated January 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(84)

Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Franklin Advisory Services, LLC, dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(85)

Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and J.P. Morgan Investment Management, Inc., dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(86)

Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Goldman Sachs Asset Management, L.P., dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(87)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and AIM Capital Management, Inc., dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(88)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Putnam Investment Management, Inc., dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(89)

Amendment to Investment Advisory Agreement between Jackson National Asset Management, LLC and Registrant dated July 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

(90)

Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and OppenheimerFunds, Inc. dated July 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

(91)

Form of Amendment to Investment Advisory Agreement between Jackson National Asset Management, LLC and Registrant dated November 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

(92)

Form of Amendment to Investment Advisory Agreement between Jackson National Asset Management, LLC and Registrant dated January 17, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

(93)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Wellington Management Company, LLP dated November 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

(94)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services, LLC dated October 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

(95)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Standard & Poor's Investment Advisory Services, LLC dated January 17, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

(96)

Form of Amendment to Investment Advisory Agreement between Jackson National Asset Management, LLC and Registrant dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

(97)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Lazard Asset Management LLC dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

(98)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Mellon Capital Management Corporation, dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

(99)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Goldman Sachs Asset Management L.P. dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

(100)

Form of Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Franklin Advisers, Inc. dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

(101)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Fidelity Management and Research Company dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

(102)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Pacific Investment Management Company LLC dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

(103)

Form of Amendment to Investment Sub-Advisory Agreement between Jackson National Asset Management, LLC and Western Asset Management Company dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

(e)(1)

Amended Fund Participation Agreement between Registrant, Jackson National Life Insurance Company and Jackson National Separate Account I dated September 19, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 5 filed with the Securities and Exchange Commission on June 28, 1996.

(2)

Amendment dated August 7, 1996 to Amended Fund Participation Agreement between JNL Series Trust, Jackson National Life Insurance Company and Jackson National Separate Account I dated September 19, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 7 filed with the Securities and Exchange Commission on September 13, 1996.

(3)

Amendment dated April 18, 1997 to Amended Fund Participation Agreement between JNL Series Trust, Jackson National Life Insurance Company and Jackson National Separate Account I dated September 19, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 11 filed with the Securities and Exchange Commission on October 16, 1997.

(4)

Fund Participation Agreement between Registrant, Jackson National Life Insurance Company and Jackson National Separate Account III dated March 16, 1998, incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed with the Securities and Exchange Commission on March 27, 1998.

(5)

Amendment dated March 16, 1998 to Amended Fund Participation Agreement between JNL Series Trust, Jackson National Life Insurance Company and Jackson National Separate Account I dated September 19, 1995, incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed with the Securities and Exchange Commission on March 27, 1998.

(6)

Fund Participation Agreement between Registrant, Jackson National Life Insurance Company and Jackson National Separate Account V dated February 11, 1999, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

(7)

Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York and JNLNY Separate Account I dated March 16, 1998, incorporated by reference to Registrant's Post-Effective Amendment No. 13 filed with the Securities and Exchange Commission on March 27, 1998.

(8)

Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York and JNLNY Separate Account II dated December 16, 1999, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

(9)

Form of Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

(10)

Form of Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on December 27, 2001.

(11)

Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission October 14, 2003.

(12)

Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(13)

Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

(14)

Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(15)

Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., dated November 23, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(16)

Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(17)

Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., dated January 17, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

(18)

Form of Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

(f)	Not Applicable

(g)(1)

Custodian Contract between Registrant and State Street Bank and Trust Company dated September 16, 1996, incorporated by reference to Registrant's Post-Effective Amendment No. 10 filed with the Securities and Exchange Commission on April 15, 1997.

(2)

Custody Contract between Registrant and Boston Safe Deposit & Trust Company dated May 14, 1999, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

(3)

Custody Contract between Registrant and Boston Safe Deposit & Trust Company dated May 1, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(4)

Amendment of Custody Contract dated October 4, 2001, between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Post-Effective Amendment No. 26 filed with the Securities and Exchange Commission on October 15, 2001.

(5)

Amendment of Custody Contract dated December 5, 2001, between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(6)

Form of Amendment of Custody Contract dated May 16, 2002, between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on July 12, 2002.

(7)

Form of Amendment to Custody Contract between Registrant and Boston Safe Deposit & Trust Company, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

(8)

Form of Custody Contract between Registrant and Curian Clearing, a division of Investment Centers of America, Inc., incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

(9)

Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(10)

Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

(11)

Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(12)

Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(13)

Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated August 31, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

(14)

Form of Amendment to Mutual Fund Custody and Services Agreement between Registrant and Mellon Trust of New England, N.A. (formerly Boston Safe Deposit and Trust Company), dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

(h)(1)

Administration Agreement between Registrant and Jackson National Financial Services, LLC dated January 1, 1999, incorporated by reference to Registrant's Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on March 1, 1999.

(2)

Amendment dated February 10, 2000 to Administration Agreement between Registrant and Jackson National Financial Services, LLC dated January 1, 1999, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

(3)

Administration Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(4)

Amendment dated August 9, 2001, to the Administration Agreement between Registrant and Jackson National Asset Management dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed with the Securities and Exchange Commission on August 9, 2001.

(5)

Amendment dated October 4, 2001, to the Administration Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed with the Securities and Exchange Commission on October 24, 2001.

(6)

Amendment dated February 14, 2002, to the Administration Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed with the Securities and Exchange Commission on April 17, 2002.

(7)

Amendment dated March 20, 2002, to the Administration Agreement between Registrant and Jackson National Asset Management dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on May 16, 2002.

(8)

Amendment dated May 16, 2002, to the Administration Agreement between Registrant and Jackson National Asset Management dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on May 16, 2002.

(9)

Form of Marketing Letter between Jackson National Life Distributors, Inc. and Sub-Adviser, incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed with the Securities and Exchange Commission on May 16, 2002.

(10)

Amendment dated May 16, 2002, to the Administration Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on July 12, 2002.

(11)

Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC dated January 31, 2001, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

(12)

Amendment dated May 1, 2001, to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

(13)

Amendment dated October 29, 2001, to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

(14)

Amendment dated January 15, 2002, to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

(15)

Amendment dated May 16, 2002, to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

(16)

Amendment dated July 8, 2002, to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

(17)

Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

(18)

Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

(19)

Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(20)

Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

(21)

Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

(22)

Form of Plan of Reorganization of the JNL Series Trust, dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

(23)

Plan of Reorganization of the JNL Series Trust, dated June 24, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(24)

Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(25)

Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(26)

Plan of Reorganization of the JNL Series Trust, dated May 13, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed with the Securities and Exchange Commission September 8, 2004.

(27)

Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated December 15, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(28)

Form of Plan of Reorganization of the JNL Series Trust, dated February 9, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(29)

Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(30)

Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(31)

Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated January 17, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

(32)

Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated January 17, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

(33)

Form of Amendment to Administration Agreement between Registrant and Jackson National Asset Management, LLC, dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

(34)

Form of Amendment to Transfer Agency Agreement between Registrant and Jackson National Asset Management, LLC, dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

(i)	Opinion and Consent of Counsel, attached hereto.

(j)	Consent of Auditors, attached hereto.

(k)	Not Applicable

(l)	Not Applicable

(m)(1)	Form of Brokerage Enhancement Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

(2)	Amended Brokerage Enhancement Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed with the Securities and Exchange Commission on August 9, 2001.

(3)	Amended Brokerage Enhancement Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 27 filed with the Securities and Exchange Commission on October 24, 2001.

(4)	Amended Brokerage Enhancement Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed with the Securities and Exchange Commission on July 12, 2002.

(5)

Form of Amended and Restated Brokerage Enhancement Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

(6)

Form of Amended and Restated Brokerage Enhancement Plan, dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(7)

Form of Amended and Restated Brokerage Enhancement Plan, dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

(8)

Form of Amended and Restated Brokerage Enhancement Plan, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(9)	Form of Distribution Plan, dated November 23, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(10)	Form of Distribution Plan, dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(11)	Form of Distribution Plan, dated January 17, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

(12)	Form of Distribution Plan, dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

(n)(1)	Form of Multiple Class Plan, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

(2)	Form of Multiple Class Plan, dated February 18, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(3)	Form of Multiple Class Plan, dated May 3, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 36 filed with the Securities and Exchange Commission April 29, 2004.

(4)	Form of Multiple Class Plan, dated October 4, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(5)	Form of Multiple Class Plan, dated November 23, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(6)	Form of Multiple Class Plan, dated May 2, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(7)	Form of Multiple Class Plan, dated January 17, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

(8)	Form of Multiple Class Plan, dated May 1, 2006, incorporated by reference to Registrant's Post-Effective Amendment No. 43 filed with the Securities and Exchange Commission on January 27, 2006.

(o)	Not Applicable

(p)(1)	The Registrant's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

(2)	Alliance Capital Management L.P. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

(3)	Eagle Asset Management, Inc. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

(4)	Fred Alger Management, Inc. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission on December 18, 2000.

(5)	J.P. Morgan Investment Management Inc. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

(6)	Janus Capital Corporation Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

(7)	Lazard Asset Management Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission on December 18, 2000.

(8)	Pacific Investment Management Company Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

(9)	PPM America, Inc. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

(10)	Putnam Investment Management, Inc. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the Securities and Exchange Commission on October 19, 2000.

(11)	Salomon Brothers Asset Management Inc Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 22 filed with the Securities and Exchange Commission on December 18, 2000.

(12)

Standard & Poor's Investment Advisory Services, Inc. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

(13)	T. Rowe Price Associates, Inc. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 20 filed with the Securities and Exchange Commission on April 28, 2000.

(14)	OppenheimerFunds, Inc Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(15)	The Registrant's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 24 filed with the Securities and Exchange Commission on April 25, 2001.

(16)	AIM Capital Management, Inc. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 25 filed with the Securities and Exchange Commission on August 9, 2001.

(17)	Mellon Capital Management Corporation Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 28 filed with the Securities and Exchange Commission on December 27, 2001.

(18)	The Registrant's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed with the Securities and Exchange Commission on April 17, 2002.

(19)	Pacific Investment Management Company Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 29 filed with the Securities and Exchange Commission on April 17, 2002.

(20)

OppenheimerFunds, Inc. Code of Ethics dated May 15, 2002, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

(21)	The Registrant's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

(22)	Alliance Capital Management L.P. Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 32 filed with the Securities and Exchange Commission on September 26, 2002.

(23)	The Registrant's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 33 filed with the Securities and Exchange Commission on April 30, 2003.

(24)	Curian Capital LLC's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

(25)	PPM America, Inc.'s Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

(26)	Janus Capital Management LLC's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

(27)	Alliance Capital Management L.P.'s Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 34 filed with the Securities and Exchange Commission on October 14, 2003.

(28)

Lazard Asset Management's Code of Ethics and Personal Investment Policy dated January 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(29)	Mellon Capital Management's Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(30)

Pacific Investment Management Company Code of Ethics, effective February 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(31)

Fidelity Research & Management Company's Code of Ethics, for Personal Investing, dated January 1, 2003, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(32)

Wellington Management Company llp's Code of Ethics, dated April 30, 2003, incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed with the Securities and Exchange Commission February 27, 2004.

(33)

Eagle Asset Management, Inc. Code of Ethics, dated February 5, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(34)

T. Rowe Price Associates, Inc. Code of Ethics, dated March 31, 2004, incorporated by reference to Registrant's Post-Effective Amendment No. 37 filed with the Securities and Exchange Commission June 25, 2004.

(35)

The Registrant's and Jackson National Asset Management, LLC Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(36)

Wellington Management Company LLP's Code of Ethics, dated January 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(37)

Fidelity Research & Management Company's Code of Ethics, for Personal Investing, dated January 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed with the Securities and Exchange Commission on February 9, 2005.

(38)

Code of Ethics for Citigroup Asset Management - North America, and Certain Registered Investment Companies as amended April 1, 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed with the Securities and Exchange Commission on April 25, 2005.

(39)

Code of Ethics and Personal Investment Policy for Lazard Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 40 filed with the Securities and Exchange Commission on April 25, 2005.

(40)

Code of Ethics for Jackson National Asset Management, LLC, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

(41)

Wellington Management Company llp's Code of Ethics, dated January 2005, incorporated by reference to Registrant's Post-Effective Amendment No. 41 filed with the Securities and Exchange Commission on October 4, 2005.

(42)

Registrant's Section 406 of Sarbanes-Oxley of 2002 Code of Ethics, incorporated by reference to Registrant's Post-Effective Amendment No. 42 filed with the Securities and Exchange Commission on December 16, 2005.

(43)	Code of Ethics for Pacific Investment Management Company, LLC, attached hereto.

(44)	Code of Ethics for Wellington Management Company, L.P., attached hereto.

Item 24. Persons controlled by or under Common Control with Registrant.

Jackson National Separate Account I
Jackson National Separate Account III
Jackson National Separate Account IV
Jackson National Separate Account V
JNLNY Separate Account I
JNLNY Separate Account II
JNLNY Separate Account IV

Item 25. Indemnification.

Article VIII of the Registrant's Agreement and Declaration of Trust provides that each of its Trustees and Officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article VI of the Registrant's By-Laws provides the following:

The Trust shall provide any indemnification required by applicable law and shall indemnify Trustees, officers, agents and employees as follows:

(a)

The Trust shall indemnify any current or former Trustee, officer and agents of the Trust (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust as any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the fullest extent authorized and in the manner permitted by applicable federal and state law, provided he or she acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

(b)

The Trust shall indemnify any current and former Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise to the fullest extent authorized and in the manner permitted by applicable federal and state law, against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit.

(c)

To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified to the fullest extent authorized and in the manner permitted by applicable federal and state law against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

(d)

Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel. Prior to any payment being made pursuant to this paragraph, a majority of a quorum of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(e)

The Trust shall advance the expenses of Covered Persons who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. For purposes of this paragraph, "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(f)

Pursuant and subject to Article VI, the Trust shall indemnify each Covered Person against, or advance the expenses of any Covered Person for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.

(g)	Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

(h)

Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(i)

Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

(j)

The Trust shall have the power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.

The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, trustees or employees of the Registrant.

Item 26. Business and Other Connections of Investment Adviser.

Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of Jackson National Asset Management, LLC ("JNAMLLC") contained in the section entitled "Management of the Trust" of the Prospectus, and the biographical information pertaining to Messrs. Frauenheim, Fritts, McLellan, D'Annunzio, Bouchard and Nerud, and Ms. Engler and Ms. Rhee, contained in the section entitled "Trustees and Officers of the Trust" and the description of JNAMLLC contained in the section entitled "Investment Adviser and Other Services" of the Statement of Additional Information.

Directors and Officers of JNAM:

Name	Address	Principal Occupation

Andrew B. Hopping	1 Corporate Way Lansing, MI 48951	President, Managing Board Member (3/98 to Present)

Mark D. Nerud	1 Corporate Way Lansing, MI 48951	Chief Financial Officer (3/98 to Present)

Susan S. Rhee	1 Corporate Way Lansing, MI 48951	Secretary (1/00 to Present) Chief Legal Officer (7/04 to Present)

Steve Fredricks	1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (2/05 to Present)

Robert A. Fritts	1 Corporate Way Lansing, MI 48951	Board Member (11/03 to present)

Thomas J. Meyer	1 Corporate Way Lansing, MI 48951	Board Member (11/03 to present)

AIM Capital Management, Inc., Eagle Asset Management, Inc., Fidelity Management & Research Company, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Fred Alger Management, Inc., Goldman Sachs Asset Management, L.P., J.P. Morgan Investment Management Inc., Lazard Asset Management, Mellon Capital Management Corporation, OppenheimerFunds, Inc., Pacific Investment Management Company, Putnam Investment Management, Inc., Salomon Brothers Asset Management Inc, Salomon Brothers Asset Management Limited, Standard & Poor's Investment Advisory Services, Inc., T. Rowe Price Associates, Inc., Wellington Management Company, LLP, Western Asset Management Company, and Western Asset Management Company Ltd the sub-advisers of certain funds of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-advisers and other required information:

File No.
AIM Capital Management, Inc.	801-15211

Eagle Asset Management, Inc.	801-21343
Fidelity Management & Research Company	801-07884
Franklin Advisers, Inc.	801-26292
Franklin Advisory Services, LLC	801-51967
Fred Alger Management, Inc.	801-06709
Goldman Sachs Asset Management, L.P.	801-37591
INVESCO Institutional (N.A.), Inc.	801-33949
J.P. Morgan Investment Management Inc.	801-21011
Lazard Asset Management	801-6568
Mellon Capital Management Corporation	801-19785
OppenheimerFunds, Inc.	801-8253
Pacific Investment Management Company	801-48187
Putnam Investment Management, Inc.	801-7974
Salomon Brothers Asset Management Inc	801-32046
Standard & Poor's Investment Advisory Services, Inc.	801-51431
Salomon Brothers Asset Management Limited	801-43335
T. Rowe Price Associates, Inc.	801-856
Wellington Management Company llp	801-15908
Western Asset Management Company	801-08162
Western Asset Management Company Ltd	801-21068

Item 27. Principal Underwriters.

(a)

Jackson National Life Distributors, Inc. acts as general distributor for the Registrant. Jackson National Life Distributors, Inc. also acts as general distributor for the Jackson National Separate Account - I, the Jackson National Separate Account III, the Jackson National Separate Account V, the Jackson National Separate Account IV, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV and JNL Series Trust.

(b)	Directors and Officers of Jackson National Life Distributors, Inc.:

Name and Business Address	Positions and Offices with Underwriter

Michael A. Wells 401 Wilshire Blvd. Suite 1200 Santa Monica, CA 90401	Director

Andrew B. Hopping 1 Corporate Way Lansing, MI 48951	Director and Chief Financial Officer

Clifford J. Jack 8055 E. Tufts Avenue Suite 1000 Denver, CO 80237	President and Chief Executive Officer

Nikhil Advani 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President - Business Planning Services

Stephen M. Ash 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President - Finance

Michael Bell 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Senior Vice President and Chief Legal Officer

Kristen (West) Billows 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President - Fixed and Index Annuities Marketing Strategy

William Britt 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President - Print and Distribution Services

Tori Bullen 210 Interstate North Parkway Suite 401 Atlanta, GA 30339-2120	Vice President - Institutional Marketing Group

Greg Cicotte 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Executive Vice President, National Sales Manager

Maura Collins 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President - Regulatory Accounting and Special Projects

Steve Goldberg 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President - National Sales Desk

Julia A. Goatley 1 Corporate Way Lansing, MI 48951	Assistant Secretary

Luis Gomez 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President - Corporate/Curian Brand Manager

Thomas Hurley 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President - Market Research and Analysis

Mark Jones 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President - Production Management

Steve Kluever 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Senior Vice President - Variable Product Development

James Livingston 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Executive Vice President - Operations

Doug Mantelli 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President - Creative Services

Susan McClure 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President - Business Development and Chief of Staff

James McCorkle 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President - National Accounts

Thomas J. Meyer 1 Corporate Way Lansing, MI 48951	Secretary

Jack Mishler 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President - Marketing Strategy, Variable Annuities

Michael Nicola 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Senior Vice President - Strategic Relationships

Peter Radloff 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President - Advanced Markets

Gregory B. Salsbury 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Executive Vice President

Greg Smith 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Senior Vice President - Business Planning Services

David Sprague 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Senior Vice President - Marketing Strategy

Daniel Starishevsky 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Senior Vice President - Marketing Communications

Doug Townsend 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President and Controller - Financial Operations

Ray Trueblood 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President - Life Insurance Marketing Strategy

Phil Wright 8055 E. Tufts Avenue Suite 1100 Denver, CO 80237	Vice President - New Business Development

Item 28. Location of Accounts and Records

Certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9), (10), and (11) are in the physical possession of the Registrant at 1 Corporate Way, Lansing, Michigan 48951; certain accounts, books and other documents required to be maintained pursuant to Rule 31a-1(b)(4), (5), (6), (7), (9), (10), and (11) are in the physical possession of the Registrant at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606; all other books, accounts and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of Boston Safe Deposit and Trust Company, One Boston Place, Boston, MA 02108.

Item 29. Management Services.

Not Applicable.

Item 30. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Trust certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 12th day of April 2006.

JNL SERIES TRUST

By:	/s/ Robert A. Fritts by Thomas J. Meyer*
Robert A. Fritts
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

/s/ Robert A. Fritts by Thomas J. Meyer*	April 12, 2006
Robert A. Fritts
President, Chief Executive Officer and Manager

/s/ Michelle Engler by Thomas J. Meyer*	April 12, 2006
Michelle Engler
Manager

/s/ Michael Bouchard by Thomas J. Meyer*	April 12, 2006
Michael Bouchard
Manager

/s/ Dominic D'Annunzio by Thomas J. Meyer*	April 12, 2006
Dominic D'Annunzio
Manager

/s/ Joseph Frauenheim by Thomas J. Meyer*	April 12, 2006
Joseph Frauenheim
Manager

/s/ Richard D. McLellan by Thomas J. Meyer*	April 12, 2006
Richard D. McLellan
Manager

/s/ Mark D. Nerud by Thomas J. Meyer*	April 12, 2006
Mark D. Nerud
Vice President, Chief Financial Officer and Treasurer

* By Thomas J. Meyer, Attorney In Fact

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of JNL SERIES TRUST, a Massachusetts business trust, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Series Trust, hereby constitute and appoint Andrew B. Hopping, Thomas J. Meyer and Clark P. Manning, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

/s/ Robert A. Fritts	January 1, 2006
Robert A. Fritts

/s/ Michelle Engler	January 1, 2006
Michelle Engler

/s/ Michael Bouchard	January 1, 2006
Michael Bouchard

/s/ Dominic D'Annunzio	January 1, 2006
Dominic D'Annunzio

/s/ Joseph Frauenheim	January 1, 2006
Joseph Frauenheim

/s/ Richard D. McLellan	January 1, 2006
Richard D. McLellan

/s/ Mark D. Nerud	January 1, 2006
Mark D. Nerud

EXHIBIT LIST

Exhibit Number 23	Description

(i)	Opinion of Counsel, attached hereto as EX-99.23(i).

(j)	Consent of Auditors, attached hereto as EX-99.23(j).

(p)	(43) Code of Ethics for Pacific Investment Management Company, LLC, attached hereto as EX-99.23(p)(43).

(44) Code of Ethics for Wellington Management Company, L.P., attached hereto as EX-99.23(p)(44).